Exhibit 10.1 Redacted version CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].” AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT for the ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 of the RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY by and between RIO GRANDE LNG TRAIN 4, LLC as Owner and BECHTEL ENERGY INC. as Contractor Dated as of the 7th Day of June 2025 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Exhibit 10.1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement TABLE OF CONTENTS RECITALS ....................................................................................................................................... 1 ARTICLE 1 DEFINITIONS ............................................................................................................ 2 1.1 Definitions .............................................................................................................. 2 1.2 Interpretation ......................................................................................................... 20 ARTICLE 2 RELATIONSHIP OF OWNER, CONTRACTOR AND SUBCONTRACTORS ..................................................................................... 20 2.1 Status of Contractor .............................................................................................. 20 2.2 Key Personnel, Organization Chart and Contractor Representative ..................... 20 2.3 Subcontractors and Sub-subcontractors ................................................................ 21 2.4 Subcontracts and Sub-subcontracts....................................................................... 21 2.5 Contractor Acknowledgements ............................................................................. 23 2.6 Updates for Changes in Applicable Law or Force Majeure ................................. 25 ARTICLE 3 CONTRACTOR’S RESPONSIBILITIES ................................................................. 26 3.1 Scope of Work ...................................................................................................... 26 3.2 Specific Obligations .............................................................................................. 26 3.3 Design and Engineering Work .............................................................................. 28 3.4 Spare Parts ............................................................................................................ 30 3.5 Training Program in General ................................................................................ 31 3.6 Environmental Regulations and Environmental Compliance ............................... 32 3.7 Contractor’s Tools and Construction Equipment ................................................. 32 3.8 Employment of Personnel ..................................................................................... 33 3.9 Clean-up ................................................................................................................ 34 3.10 Safety and Security ............................................................................................... 34 3.11 Emergencies .......................................................................................................... 35 3.12 Approvals, Certificates, Permits and Licenses ..................................................... 36 3.13 Books, Records and Audits ................................................................................... 36 3.14 Tax Accounting .................................................................................................... 37 3.15 Temporary Utilities, Roads, Facilities and Storage .............................................. 38 3.16 Subordination of Liens ......................................................................................... 38 3.17 Hazardous Materials ............................................................................................. 39 3.18 Quality Assurance ................................................................................................. 39 3.19 Reports and Meetings ........................................................................................... 40 3.20 Payment ................................................................................................................ 41 3.21 Commercial Activities .......................................................................................... 41 3.22 Title to Materials Found ....................................................................................... 41 3.23 Survey Control Points and Layout ........................................................................ 41 3.24 Cooperation with Others ....................................................................................... 41 3.25 Responsibility for Property ................................................................................... 42 3.26 Explosives ............................................................................................................. 42 3.27 No Interference with Phase 1 Facilities ................................................................ 43 3.28 Equipment Not Incorporated into the Train 4 Facility ......................................... 44 3.29 Operation Personnel .............................................................................................. 44 Exhibit 10.1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ii RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 3.30 Compliance with Real Property Interests ............................................................ 44 3.31 Taxes .................................................................................................................... 45 3.32 Electronic File Sharing Site ................................................................................. 45 ARTICLE 4 OWNER’S RESPONSIBILITIES ............................................................................ 45 4.1 Payment ............................................................................................................... 45 4.2 Permits ................................................................................................................. 45 4.3 Access on the Site ................................................................................................ 45 4.4 Operation Personnel ............................................................................................. 46 4.5 Legal Description and Survey ............................................................................. 46 4.6 Owner-Furnished Items ....................................................................................... 46 4.7 Owner Representative .......................................................................................... 48 4.8 Texas Sales and Use Tax ..................................................................................... 48 4.9 Hazardous Materials ............................................................................................ 49 4.10 LNG Tanker Release ........................................................................................... 49 ARTICLE 5 COMMENCEMENT OF WORK, KEY DATES, AND SCHEDULING OBLIGATIONS .............................................................................................. 49 5.1 Commencement of Work ..................................................................................... 49 5.2 Limited Notice to Proceed/Notice to Proceed ..................................................... 49 5.3 Key Dates ............................................................................................................ 52 5.4 CPM Schedule ..................................................................................................... 52 5.5 Recovery and Recovery Schedule ....................................................................... 54 5.6 Acceleration and Acceleration Schedule ............................................................. 56 ARTICLE 6 CHANGES; FORCE MAJEURE; AND OWNER CAUSED DELAY ................... 57 6.1 Owner’s Right to Change Order .......................................................................... 57 6.2 Change Orders Requested by Contractor ............................................................. 59 6.3 Changed Criteria Adjustment; Contractor Documentation .................................. 61 6.4 Change Orders Act as Accord and Satisfaction ................................................... 62 6.5 Timing Requirements for Change Notices Issued by Contractor ........................ 62 6.6 Adjustment Only Through Change Order ........................................................... 63 6.7 Force Majeure ...................................................................................................... 64 6.8 Delay Caused by Owner or for Which Owner Is Responsible ............................ 65 6.9 Delay .................................................................................................................... 65 6.10 Contractor Obligation to Mitigate Delay ............................................................. 66 6.11 Separated Contract Price Adjustments in Change Orders ................................... 66 6.12 COVID-19 Provisional Sum and COVID-19 Events .......................................... 66 6.13 Ongoing Conflict Events ..................................................................................... 68 6.14 Cybersecurity Events ........................................................................................... 70 ARTICLE 7 CONTRACT PRICE AND PAYMENTS TO CONTRACTOR .............................. 71 7.1 Contract Price ...................................................................................................... 71 7.2 Interim Payments ................................................................................................. 72 7.3 Final Completion and Final Payment .................................................................. 73 7.4 Payments Not Acceptance of Work ..................................................................... 74 7.5 Payments Withheld .............................................................................................. 74 Exhibit 10.1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement iii 7.6 Payment of Amounts Withheld or Collected on Letter of Credit ........................ 75 7.7 Interest on Late Payments .................................................................................... 75 7.8 Offset ................................................................................................................... 75 7.9 Currency .............................................................................................................. 75 7.10 Conditions Precedent to Payment ........................................................................ 76 7.11 [***] .................................................................................................................... 76 ARTICLE 8 TITLE AND RISK OF LOSS .................................................................................. 76 8.1 Title ...................................................................................................................... 76 8.2 Risk of Loss ......................................................................................................... 76 ARTICLE 9 INSURANCE AND LETTER OF CREDIT ............................................................ 78 9.1 Insurance .............................................................................................................. 78 9.2 Irrevocable Standby Letter of Credit ................................................................... 80 ARTICLE 10 OWNERSHIP OF DOCUMENTATION ............................................................... 82 10.1 Ownership of Work Product ................................................................................ 82 10.2 Contractor’s Intellectual Property and Third Party Intellectual Property ............ 83 10.3 Limitations on Use of Work Product ................................................................... 84 10.4 Owner Provided Documents ................................................................................ 84 10.5 License to Use Liquefaction Technology ............................................................ 85 10.6 Honeywell Third Party Intellectual Property ....................................................... 85 10.7 License to Use Liquefaction Technology ............................................................ 85 ARTICLE 11 COMPLETION AND PERFORMANCE LIQUIDATED DAMAGES ................ 86 11.1 Notice and Requirements for RFFGI and RFSU ................................................. 86 11.2 Ready to Load First Cargo and LNG Production Plan. ....................................... 86 11.3 Notice and Requirements for Substantial Completion ......................................... 87 11.4 Owner Acceptance of RFFGI, RFSU, RLFC, and Substantial Completion ........ 88 11.5 Performance Guarantees and Minimum Acceptance Criteria ............................. 88 11.6 Punchlist .............................................................................................................. 90 11.7 Notice and Requirements for Final Completion .................................................. 90 11.8 Partial Occupancy and Use .................................................................................. 91 11.9 Advice and Assistance after Substantial Completion .......................................... 91 11.10 Long-Term Obligations ....................................................................................... 92 ARTICLE 12 WARRANTY AND CORRECTION OF WORK .................................................. 92 12.1 Warranty .............................................................................................................. 92 12.2 Correction of Work Prior to Substantial Completion .......................................... 93 12.3 Correction of Work After Substantial Completion .............................................. 95 12.4 Assignability of Warranties ................................................................................. 97 12.5 Waiver of Implied Warranties ............................................................................. 98 ARTICLE 13 GUARANTEE OF TIMELY COMPLETION, DELAY LIQUIDATED DAMAGES AND EARLY COMPLETION BONUS .................................... 98 13.1 Delay Liquidated Damages .................................................................................. 98 13.2 Payment of Liquidated Damages ......................................................................... 98 13.3 Early Completion Bonus ...................................................................................... 98

Exhibit 10.1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement iv ARTICLE 14 CONTRACTOR’S REPRESENTATIONS ............................................................. 99 14.1 Contractor Representations ................................................................................... 99 ARTICLE 15 OWNER’S REPRESENTATIONS ....................................................................... 100 15.1 Owner Representations ....................................................................................... 100 15.2 Financial Solvency .............................................................................................. 101 ARTICLE 16 DEFAULT, TERMINATION AND SUSPENSION ............................................ 101 16.1 Default by Contractor ......................................................................................... 101 16.2 Termination for Convenience by Owner ............................................................ 103 16.3 Suspension of Work ............................................................................................ 104 16.4 Suspension by Contractor ................................................................................... 104 16.5 Termination by Contractor.................................................................................. 104 ARTICLE 17 INDEMNITIES ..................................................................................................... 105 17.1 Contractor’s General Indemnification ................................................................ 105 17.2 Owner’s Indemnity for Personal Injury and Property Damage .......................... 108 17.3 Indemnification of Port Indemnified Parties ...................................................... 108 17.4 Pre-Existing Hazardous Material ........................................................................ 108 17.5 Patent and Copyright Indemnification ................................................................ 109 17.6 Lien Indemnification ........................................................................................... 109 17.7 Legal Defense ..................................................................................................... 110 17.8 Enforceability ...................................................................................................... 111 ARTICLE 18 DISPUTE RESOLUTION ..................................................................................... 111 18.1 Negotiation ......................................................................................................... 111 18.2 Arbitration ........................................................................................................... 112 18.3 Continuation of Work during Dispute ................................................................ 113 ARTICLE 19 CONFIDENTIALITY ........................................................................................... 113 19.1 Contractor’s Obligations ..................................................................................... 113 19.2 Owner’s Obligations ........................................................................................... 114 19.3 Definitions .......................................................................................................... 115 19.4 Exceptions ........................................................................................................... 115 19.5 Equitable Relief .................................................................................................. 115 19.6 Term .................................................................................................................... 116 ARTICLE 20 LIMITATION OF LIABILITY ............................................................................. 116 20.1 Contractor Aggregate Liability ........................................................................... 116 20.2 Limitation on Contractor’s Liability for Liquidated Damages ........................... 116 20.3 Liquidated Damages in General ......................................................................... 117 20.4 Consequential Damages...................................................................................... 118 20.5 Exclusive Remedies ............................................................................................ 118 20.6 Application of Liability Limitations ................................................................... 119 ARTICLE 21 MISCELLANEOUS PROVISIONS ..................................................................... 119 21.1 Entire Agreement ................................................................................................ 119 21.2 Amendments ....................................................................................................... 119 21.3 Joint Effort .......................................................................................................... 119 Exhibit 10.1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement v 21.4 Captions .............................................................................................................. 119 21.5 Notice .................................................................................................................. 119 21.6 Severability ......................................................................................................... 120 21.7 Assignment ......................................................................................................... 121 21.8 No Waiver ........................................................................................................... 122 21.9 Governing Law ................................................................................................... 122 21.10 Foreign Corrupt Practices Act and Import/Export Compliance ......................... 122 21.11 Successors and Assigns ...................................................................................... 122 21.12 Attachments and Schedules ................................................................................ 122 21.13 Obligations .......................................................................................................... 122 21.14 Further Assurances ............................................................................................. 122 21.15 Priority ................................................................................................................ 123 21.16 Restrictions on Public Announcements .............................................................. 123 21.17 Parent Guarantee ................................................................................................. 123 21.18 Language ............................................................................................................ 123 21.19 Counterparts ........................................................................................................ 123 21.20 Owner’s Lender .................................................................................................. 124 21.21 Phase 1 Facilities ................................................................................................ 124 21.22 Potential Lenders, Potential Equity Investors and Equity Participants ............... 125 21.23 Survival ............................................................................................................... 125 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement vi Exhibit 10.1 LIST OF ATTACHMENTS AND SCHEDULES ATTACHMENT A Scope of Work and Basis of Design SCHEDULE A-1 Scope of Work SCHEDULE A-2 SCHEDULE A-3 Basis of Design Agreed Change Orders ATTACHMENT B Contractor Deliverables SCHEDULE B-1 Outline of Owner Document Submittal Requirements for Review or Information SCHEDULE B-2 Outline of Minimum Equipment Subcontractor Document Requirements by Equipment Category ATTACHMENT C Payment Schedule Summary SCHEDULE C-1 Earned Value Contract Price Breakdown SCHEDULE C-2 Payment Milestones SCHEDULE C-3 Maximum Cumulative Payment Schedule SCHEDULE C-4 Not used ATTACHMENT D Form of Change Order SCHEDULE D-1 Change Order Form SCHEDULE D-2 Change Directive Form SCHEDULE D-3 Owner’s Change Request Form SCHEDULE D-4 Contractor’s Change Notice Form SCHEDULE D-5 Pricing for Change Orders and Change Directives ATTACHMENT E Key Dates and Delay Liquidated Damages SCHEDULE E-1 Key Dates RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement vii Exhibit 10.1 SCHEDULE E-2 Substantial Completion Delay Liquidated Damages ATTACHMENT F Key Personnel and Contractor’s Organization ATTACHMENT G Approved Subcontractors and Sub-subcontractors ATTACHMENT H Notice to Proceed Forms SCHEDULE H-1 Form of Limited Notice to Proceed SCHEDULE H-2 Form of Notice to Proceed SCHEDULE H-3 LNTP No. 1 SCHEDULE H-4 Not used ATTACHMENT I Form of Contractor’s Invoices SCHEDULE I-1 Form of Contractor’s Interim Invoice SCHEDULE I-2 Form of Contractor’s Final Invoice ATTACHMENT J Health, Safety and Environmental Policies ATTACHMENT K Form of Lien and Claim Waivers SCHEDULE K-1 Contractor’s Interim Conditional Lien Waiver and Release upon Progress Payment SCHEDULE K-2 Contractor’s Interim Conditional Claim Waiver upon Progress Payment SCHEDULE K-3 Subcontractor’s Interim Conditional Lien Waiver and Release upon Progress Payment SCHEDULE K-4 Subcontractor’s Interim Conditional Claim Waiver upon Progress Payment SCHEDULE K-5 Contractor’s Final Lien Waiver and Release upon Final Payment SCHEDULE K-6 Contractor’s Final Claim Waiver and Release upon Final Payment

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement viii Exhibit 10.1 SCHEDULE K-7 Subcontractor’s Final Lien Waiver and Release upon Final Payment SCHEDULE K-8 Subcontractor’s Final Claim Waiver and Release upon Final Payment ATTACHMENT L Form of Completion Certificates SCHEDULE L-1 Form of RFFGI Certificate SCHEDULE L-2 Not used SCHEDULE L-3 Form of RFSU Certificate SCHEDULE L-4 Form of RLFC Certificate SCHEDULE L-5 Form of Substantial Completion Certificate SCHEDULE L-6 Form of Final Completion Certificate ATTACHMENT M Pre-Commissioning, Commissioning, Start-up, Training and Turnover Program ATTACHMENT N Form of Novation Agreement ATTACHMENT O Insurance Requirements ATTACHMENT P Contractor Permits ATTACHMENT Q Owner Permits ATTACHMENT R Form of Irrevocable, Standby Letter of Credit ATTACHMENT S Performance Tests ATTACHMENT T Minimum Acceptance Criteria, Performance Guarantees and Performance Liquidated Damages ATTACHMENT U Form of Parent Guarantee ATTACHMENT V Owner-Furnished Items ATTACHMENT W Capital Spare Parts List ATTACHMENT X Reporting and Meetings Requirements RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ix Exhibit 10.1 ATTACHMENT Y Quality Plan Requirements ATTACHMENT Z Site Plan SCHEDULE Z-1 Project Site Plan ATTACHMENT AA Form of Direct Agreements ATTACHMENT BB Rely Upon Information ATTACHMENT CC Not used ATTACHMENT DD List of Equipment and Texas Direct Pay Exemption Certificate ATTACHMENT EE Not used ATTACHMENT FF Trade Measures ATTACHMENT GG Not used ATTACHMENT HH List of Post-Substantial Completion Interfering Work ATTACHMENT II Contractor’s COVID-19 Countermeasures, Means, and Methods and Provisional Sum ATTACHMENT JJ Provisional Sums ATTACHMENT KK Commodity Price Rise and Fall ATTACHMENT LL High Value Orders True Up SCHEDULE LL-1 High Value Orders SCHEDULE LL-2 Form of HVO Proposal Letter from Contractor SCHEDULE LL-3 Form of HVO Proposal Letter from Subcontractor ATTACHMENT MM Phase 1 EPC Agreements Amendments SCHEDULE MM-1 Draft Amendment to the Trains 1 and 2 EPC Agreement SCHEDULE MM-2 Draft Amendment to the Train 3 EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Exhibit 10.1 AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT THIS AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Agreement”), dated the 7th Day of June 2025 (the “Amended and Restated Execution Date”), is entered into by and between Rio Grande LNG Train 4, LLC, a limited liability company organized under the laws of Texas (“Owner”), and Bechtel Energy Inc., a corporation organized under the laws of Delaware (hereinafter referred to as “Contractor”), each sometimes referred to individually herein as a “Party” and collectively as the “Parties.” RECITALS WHEREAS, Owner’s Affiliate, Rio Grande LNG, LLC (“Phase 1 Owner”), is developing a liquefied natural gas (“LNG”) facility and export terminal comprised of three (3) liquefaction units (each a “Train”) with supporting infrastructure (the “Phase 1 Facilities”), located at its Brownsville liquefaction facility south of the Brownsville Ship Channel in Cameron County near Brownsville, Texas (the “Phase 1 Facilities Site,” as described in greater detail in the Phase 1 EPC Agreements and Attachment Z to this Agreement); WHEREAS, Rio Grande LNG, LLC, has entered into (i) the amended and restated engineering, procurement and construction agreement dated September 14, 2022 (as amended, the “Trains 1 and 2 EPC Agreement”), and (ii) the amended and restated engineering, procurement and construction agreement dated September 15, 2022 (as amended, the “Train 3 EPC Agreement”, and, together with the Trains 1 and 2 EPC Agreement, the “Phase 1 EPC Agreements”), in each case, with Contractor for the engineering, procurement, construction, commissioning, start-up, and testing of the Phase 1 Facilities; WHEREAS, Owner desires to enter into this agreement with Contractor to perform the engineering, procurement, construction, pre-commissioning, commissioning, start-up and testing of an additional liquefaction unit and associated facilities, for the purpose of liquefying natural gas to form LNG (the “Train 4 Facility,” as defined in greater detail herein) located at the Site; and WHEREAS, Contractor performed front end engineering and design (“FEED”) services under a FEED agreement dated November 16, 2023 (“FEED Agreement”) with Owner’s Affiliate, NextDecade LNG, LLC, in connection with the Train 4 Facility; WHEREAS, Contractor, itself or through its vendors, suppliers, and subcontractors, desires to perform the foregoing engineering, procurement, construction, pre-commissioning, commissioning, start-up and testing of the Train 4 Facility on a fixed price turnkey basis (which fixed price is separated for tax purposes); WHEREAS, Owner and Contractor entered into a fixed price turnkey agreement for the engineering, procurement and construction agreement of Train 4 of the Rio Grande Natural Gas Liquefaction Facility of the 5th day of August 2024 (the “Prior EPC Contract”) to accomplish the foregoing; RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 2 Exhibit 10.1 WHEREAS, Owner and Contractor desire to amend and restate the Prior EPC Contract by entering into this Agreement; NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE 1 DEFINITIONS 1.1 Definitions. In addition to other defined terms used throughout this Agreement, when used herein, the following capitalized terms have the meanings specified in this Section 1.1. “AAA Rules” has the meaning set forth in Section 18.2. “Abandonment” or “Abandon” means, prior to the acceptance by Owner of the Substantial Completion Certificate, Contractor’s cessation of all or substantially all of the Work (unless Contractor is entitled to stop, suspend or terminate the performance of the Work under this Agreement). “Acceleration Schedule” has the meaning set forth in Section 5.6. “Affiliate” means (i) any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party, and (ii) any Person that, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of any class of equity securities of, or other ownership interests in, a Party or of which the Party is directly or indirectly the owner of fifty percent (50%) or more of any class of equity securities or other ownership interests. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or otherwise. “Aggregate Cap” has the meaning set forth in Section 20.1. “Aggregate Equipment Price” has the meaning set forth in Section 7.1B.1. “Aggregate Labor and Skills Price” has the meaning set forth in Section 7.1B.2. “Agreement” means this Agreement for the performance of the Work (including all Attachments and Schedules attached hereto), as it may be amended from time to time in accordance with this Agreement. “Amended and Restated Execution Date” has the meaning set forth in the preamble. “Applicable Codes and Standards” means any and all codes, standards or requirements set forth in Attachment A or in any Applicable Law, which codes, standards and requirements shall govern Contractor’s performance of the Work, as provided herein. In the event of an

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 3 Exhibit 10.1 inconsistency or conflict between any of the Applicable Codes and Standards, the highest performance standard as contemplated therein shall govern Contractor’s performance under this Agreement. “Applicable Law” means all laws, statutes, ordinances, certifications, orders, (including presidential orders), decrees, proclamations, injunctions, licenses, Permits, approvals, rules and regulations, including any conditions thereto, of any Governmental Instrumentality having jurisdiction over any Party, all or any portion of the Site or the Train 4 Facility or performance of all or any portion of the Work or the operation of the Train 4 Facility, or other legislative or administrative action of a Governmental Instrumentality having jurisdiction over all or any portion of the Site or the Project or performance of all or any portion of the Work or the operation of the Project, or a final decree, judgment or order of a court which relates to the performance of Work hereunder or the interpretation or application of this Agreement, including (i) any and all Permits, (ii) any Applicable Codes and Standards set forth in Applicable Law, (iii) tariffs, quotas, and duties, and (iv) Applicable Law related to (y) conservation, improvement, protection, pollution, contamination or remediation of the environment or (z) Hazardous Materials or any handling, storage, release or other disposition of Hazardous Materials. “approval” and “consent” means, unless specified otherwise herein, written approval and written consent. Wherever in this Agreement a provision is made for the giving or issuing of any consent by a Party, unless otherwise specified, such consent shall be in writing and the words “consent”, “approve”, “accept” or “certify” (or words to similar effect) are to be construed accordingly. “Authorized Documents” means such documents, drawings, and specifications provided by Owner or Owner’s Affiliate to Contractor pursuant to the ITB Agreement, as modified and resubmitted to Owner or Owner’s Affiliate as part of the FEED verification process for the Phase 1 Facilities performed by Contractor under the ITB Agreement. “BASF” means BASF Corporation or their designated Affiliate. “BASF License” has the meaning set forth in Section 10.7B. “Basis of Design” means the basis of design of the Train 4 Facility as set forth in Schedule A-2. “BHGE” means Baker Hughes GE or their designated Affiliate. “Books and Records” has the meaning set forth in Section 3.13A. “Business Day” means every Day other than a Saturday, a Sunday or a Day that is an official holiday for employees of the federal government of the United States of America. “CAD” has the meaning set forth in Section 3.3E. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 4 Exhibit 10.1 “Capital Spare Parts” means those capital spare parts listed in Attachment W for use after Substantial Completion which are to be included in the Work and the Contract Price, as further set forth in Section 3.4B. “Change Directive” is a written order issued by Owner to Contractor after the execution of this Agreement in the form of Schedule D-2 that requires Contractor to commence and execute an addition to, omission from, deletion from, suspension of, or any other modification or adjustment to the requirements of this Agreement, the Work or any Changed Criteria. “Change in COVID-19 Applicable Law” means the enactment, adoption, promulgation, imposition or repeal of an Applicable Law or an amendment to an Applicable Law or a change in the interpretation or application of an Applicable Law by a Governmental Instrumentality, that, in either case, is issued (a) in response to the COVID-19 pandemic, or to protect the general public or those performing the Work from the spread of COVID- 19, or to otherwise fight against the spread of COVID-19, and (b) after April 1, 2025 (subject to Section 2.6). “Change in Trade Measures” has the meaning set forth in Attachment FF. “Change Order” means a written instrument signed by both Parties after the execution of this Agreement in the form of Schedule D-1, that authorizes an addition to, deletion from, suspension of, or any other modification or adjustment to the requirements of this Agreement, including an addition to, deletion from or suspension of the Work or any modification or adjustment to any Changed Criteria. Owner and Contractor are entitled to a Change Order in accordance with Article 6. “Changed Criteria” means the Contract Price, the Key Dates, the Basis of Design, the Payment Schedule, any of the Minimum Acceptance Criteria or Performance Guarantees, or any other obligation or potential liability of Contractor under this Agreement. “Changes in Law” means any amendment, modification, superseding act, deletion, addition or change in or to Applicable Law (other than a Change in Trade Measures and Change in Quotas, which are addressed separately in Attachment FF), including changes to Tax laws that directly impact the Work (but excluding changes to Tax laws where such Taxes are based upon Contractor’s revenue, income, profits/losses or cost of finance) and changes in Export Control Laws that occurs and takes effect after April 1, 2025 (subject to Section 2.6). Change in Law shall include any official change in the interpretation or application of Applicable Law (including Applicable Codes and Standards set forth in Applicable Law) that is not due to an act or omission of Contractor or its Subcontractors or Sub-subcontractors, provided that such Governmental Instrumentality making such official change in interpretation expressly states in writing that it is officially changing the interpretation of such Applicable Law. “Change in Quotas” has the meaning set forth in Attachment FF. “Collateral Agent” has the meaning set forth in Attachment O. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 5 Exhibit 10.1 “Commissioning” means, with respect to the applicable system or subsystem of the Equipment, all activities required subsequent to achieving mechanical completion of such system or subsystem and prior to RFSU, including the introduction of inert gas to oxygen free the systems and subsystems, commencement of the drying out process and tightness tests performed with inert gas at operating pressures, as further set forth in Attachment A and the performance and completion of the activities or the Commissioning checklists agreed to by Owner and Contractor. “Competitors of Contractor” has the meaning set forth in Section 19.2. “Confidential Information” has the meaning set forth in Section 19.3. “[***]”. “Consequential Damages” has the meaning set forth in Section 20.4. “Construction Equipment” means the equipment, machinery, temporary structures, scaffolding, materials, tools, supplies and systems, purchased, owned, rented or leased by Contractor or its Subcontractors or Sub-subcontractors for use in accomplishing the Work, but not intended for incorporation into the Train 4 Facility. “Contract Price” has the meaning set forth in Section 7.1. “Contractor” has the meaning set forth in the preamble. “Contractor Indemnified Parties” means (i) Contractor and its Affiliates, and (ii) the respective officers, directors, agents, members, shareholders, invitees, representatives and employees of each Person specified in clause (i) above. A “Contractor Indemnified Party” means any one of the Contractor Indemnified Parties. “Contractor Permits” has the meaning set forth in Section 3.12A. “Contractor Representative” means that Person or Persons designated by Contractor in Section 2.2B, or in a notice to Owner pursuant to the process in Section 2.2A, who shall have complete authority to act on behalf of Contractor on all matters pertaining to this Agreement or the Work, including giving instructions and making changes in the Work, except for any limitations specified in such notice. “Contractor’s Change Notice” has the meaning set forth in Section 6.2B. “Contractor’s Confidential Information” has the meaning set forth in Section 19.2. “Contractor’s Intellectual Property” has the meaning set forth in Section 10.2. “[***]”. “Corrective Work” has the meaning set forth in Section 12.3. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 6 Exhibit 10.1 “COVID-19” means an infectious respiratory disease caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2), as identified by the World Health Organization and further abbreviated by such organization as “COVID-19,” including any related strains and mutations of COVID-19, wherever the same may occur. “COVID-19 Countermeasures” has the meaning set forth in Section 6.12A. “COVID-19 Events” means the occurrence of any of the following: A. a Change in COVID-19 Applicable Law affecting the Work; B. a change in COVID-19 Guidelines affecting the Work; C. a COVID-19 Outbreak affecting the Work; D. a COVID-19 Extension affecting the Work (provided that the relief for a COVID-19 Extension shall be solely handled as Provisional Sum in accordance with Attachment II, except that Contractor shall also be entitled to schedule relief as a COVID-19 Event for the COVID-19 Countermeasures in Rows 13 and 24 of Schedule II-1 in accordance with Section 6.12B); or E. occurrence of other epidemics, pandemics or plagues affecting the Work. “COVID-19 Extension” has the meaning set forth in Section 6.12A.1. “COVID-19 Guidelines” means the published guidelines, recommendations or suggested practices (including all revisions, amendments or supplements thereto) of any Governmental Instrumentality or relevant health or safety agency or body, including the Centers for Disease Control and Prevention (CDC), World Health Organization (WHO) or the Occupational Safety & Health Administration (OSHA), that is applicable to the performance of the Work that (a) is issued for the purpose of protecting the general public or those performing the Work from the spread of COVID-19, or to otherwise fight against the spread of COVID-19 and (b) is implemented by Contractor or its applicable Subcontractors or Sub-subcontractors for the purpose of reasonably protecting those performing the Work from the spread of COVID-19, provided that with respect to any Work at the Site, Contractor will first consult with Owner before implementation. “COVID-19 Outbreak” means a threatened or an actual increase in the incidence of COVID-19 infection among Owner’s or Contractor’s (or its Subcontractors’ or Sub- subcontractors’) personnel assigned to perform the Work above the incident rate at the Site or in the region where the applicable Work is being performed that existed prior to such increase. “COVID-19 Provisional Sum” means the costs and expenses for the COVID-19 Countermeasures set forth in Attachment II that are implemented by Contractor (or its applicable Subcontractors or Sub-subcontractors) as a result of COVID-19 (including the occurrence of a COVID-19 Event) in accordance with this Agreement. The initial provisional sum amount is set forth in Section 1.0d of Attachment II.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 7 Exhibit 10.1 “CPM Schedule” has the meaning set forth in Section 5.4A. “Cure Period” has the meaning set forth in Section 16.1C. “Cybersecurity Event” means (i) an unauthorized, malicious or criminal act or series of related unauthorized, malicious or criminal acts by any Person or (ii) an act or omission or series of acts or omissions by an employee of Contractor, Contractor’s Affiliates, Subcontractors, Sub-subcontractors or any affiliates of such Subcontractors or Sub- subcontractors, in any case, involving access to, processing of, use of or operation of, any Information System which, in any case, causes a partial or total unavailability or failure of any Information System or failure to access, process, use or operate any Information System. “Day” means a calendar day. “Default” has the meaning set forth in Section 16.1A. “Defect” or “Defective” has the meaning set forth in Section 12.1A. “Defect Correction Period” means: (i) with respect to the Work (except for Structural Work described in clause (ii) below), the period commencing upon Substantial Completion and ending eighteen (18) months thereafter, as may be extended in accordance with Sections 12.3C and 12.3D; and (ii) with respect to Structural Work, the period commencing upon Substantial Completion and ending three (3) years thereafter. “Delay Liquidated Damages” has the meaning set forth in Section 13.1. “DFCD” means date of first commercial delivery. “DFCD Date” has the meaning set forth in Section 13.3B. “Direct Trade Measure Costs” has the meaning set forth in Attachment FF. “Disclosing Party” has the meaning set forth in Section 19.3. “Dispute” has the meaning set forth in Section 18.1. “Dispute Notice” has the meaning set forth in Section 18.1. “Drawings” means the graphic and pictorial documents (in written or electronic format) showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams, which are prepared as a part of and during the performance of the Work. “Early Completion Bonus” means one, some, or all of the bonuses referred to in Sections 13.3A and 13.3B, as the context requires. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 8 Exhibit 10.1 “Earned Value” has the meaning set forth in Section 7.2A. “Earned Value Contract Price Breakdown” has the meaning set forth in Section 7.2A. “Equipment” means all equipment, materials, supplies and systems required for the completion of and incorporation into the Train 4 Facility. Equipment excludes Construction Equipment. Notwithstanding the foregoing, equipment required to be engineered, procured or constructed under the Trains 1 and 2 EPC Agreement and Train 3 EPC Agreement shall not be considered Equipment under this Agreement. “Expanded Facility” means the additional liquefaction units (beyond those included in the Phase 1 Facilities and the Train 4 Facility) and associated facilities at or adjacent to the Project Site. “Expanded Facility Site” means those parcels of land where the Expanded Facility shall be located, as shown in greater detail in Attachment Z. “Export Control Laws” means all applicable export control laws, rules, and regulations administered by the United States, or within the definition of Applicable Law. “FCPA” has the meaning set forth in Section 21.10. “FEED” has the meaning set forth in the Recitals. “FEED Agreement” has the meaning set forth in the Recitals. “FERC” means the Federal Energy Regulatory Commission. “FERC Authorization” means a written authorization issued from time to time by the FERC director of the Office of Energy Projects, authorizing Owner to commence construction of the Train 4 Facility, or take such other actions with respect to the Train 4 Facility as set forth therein. “Final Completion” means that all Work and all other obligations under this Agreement (except for that Work and obligations that survive the termination or expiration of this Agreement, including obligations for Warranties, correction of Defective Work and those covered by Section 11.10), are fully and completely performed in accordance with the terms of this Agreement, including: (i) the achievement of Substantial Completion; (ii) the achievement of all Performance Guarantees or payment of all Performance Liquidated Damages due and owing; (iii) the completion of all Punchlist items; (iv) delivery by Contractor to Owner of a fully executed Final Lien and Claim Waiver in the form of Schedules K-5 and K-6; (v) delivery by Contractor to Owner of all documentation required to be delivered under this Agreement, including Record As-Built Drawings and Specifications, test reports and the final operations and maintenance manuals for the Train 4 Facility; (vi) delivery to Owner, in content and form reasonably satisfactory to Owner, of copies of all required Subcontracts, written assignments of Subcontractor warranties and a list of the names, addresses and telephone numbers of the Subcontractors providing such warranties; (vii) removal from the Site of all of Contractor’s, Subcontractors’ and Sub- RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 9 Exhibit 10.1 subcontractors’ personnel, supplies, waste, materials, rubbish, Hazardous Materials, Construction Equipment, and temporary facilities for which Contractor is responsible under Article 3, other than as required by Contractor to fulfill its obligations under Section 12.3A; (viii) delivery by Contractor to Owner of fully executed Final Lien and Claim Waivers from all Major Subcontractors in the form in Schedules K-7 and K-8; (ix) if, requested by Owner, fully executed Final Lien and Claim Waivers from Major Sub- subcontractors in a form substantially similar to the form in Schedules K-7 and K-8; and (x) delivery by Contractor to Owner of a Final Completion Certificate in the form of Schedule L-6 and as required under Section 11.7, which Owner has accepted by signing such certificate. “Final Completion Certificate” has the meaning set forth in Section 11.7. “Final Completion Date” has the meaning set forth in Section 5.3B. “Final Lien and Claim Waiver” means the waiver and release provided to Owner by Contractor, Major Subcontractors and Major Sub-subcontractors in accordance with the requirements of Section 7.3, which shall be in the form of Schedule K-5, Schedule K-6, Schedule K-7, and Schedule K-8. “Final NTP Deadline” has the meaning set forth in Section 5.2E.2. “Force Majeure” means catastrophic storms, lightning or floods, tornadoes, hurricanes, typhoons, cyclones, [***], earthquakes, and other acts of God, accidents at sea, wars (other than an Ongoing Conflict Event), civil disturbances, Regional Strikes or other similar national labor actions, terrorist attacks, revolts, insurrections, sabotage, commercial embargoes, fires, explosions, and actions of a Governmental Instrumentality that were not requested, promoted, or caused by the affected Party, each of which occurs after April 1, 2025 (subject to Section 2.6), provided that such act or event (1) delays or renders impossible the affected Party’s performance of its obligations under this Agreement, (2) is beyond the reasonable control of the affected Party and not due to its or its Subcontractor’s fault or negligence, and (3) could not have been prevented or avoided by the affected Party through the exercise of reasonable due diligence. For avoidance of doubt, Force Majeure shall not include any of the following: (1) economic hardship, (2) changes in market conditions, (3) late delivery or failure of Construction Equipment or Equipment unless such late delivery or failure of Construction Equipment or Equipment was otherwise caused by Force Majeure, (4) labor availability, strikes, or other similar labor actions, other than Regional Strikes or other similar national labor actions, (5) any impact to the Work as a result of COVID-19, including any COVID-19 Events, from one or more Ongoing Conflict Events or (6) climatic conditions (including rain, snow, wind, temperature and other weather conditions), tides, and seasons, regardless of the magnitude, severity, duration or frequency of such climatic conditions, tides or seasons, but excluding catastrophic storms or floods, lightning, tornadoes, hurricanes, typhoons, cyclones, [***] and earthquakes. “GAAP” means generally accepted accounting principles in the United States of America. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 10 Exhibit 10.1 “Good Engineering and Construction Practices” or “GECP” means the generally recognized and accepted reasonable and prudent practices, methods, skill, care, techniques and standards employed by the international LNG liquefaction and storage engineering and construction industries with respect to: (i) the engineering, procurement, construction, pre- commissioning, Commissioning, testing and start-up of natural gas liquefaction and storage facilities of similar size and type as the Train 4 Facility and in accordance with Applicable Codes and Standards and Applicable Law; (ii) personnel and facility safety and environmental protection; (iii) efficient scheduling of the Work; and (iv) the reliability and availability of the Train 4 Facility under the operating conditions reasonably expected at the Site, as specified in Attachment A. “Governmental Instrumentality” means any federal, state or local department, office, instrumentality, agency, authority, board or commission having jurisdiction over a Party or any portion of the Work, the Train 4 Facility or the Site. “Guarantee Conditions” means the conditions upon which the Minimum Acceptance Criteria and Performance Guarantees are based and shall be tested, as further defined in Attachment T. “Guaranteed Dates” mean the Guaranteed Substantial Completion Date and the Final Completion Date. “Guaranteed Substantial Completion Date” has the meaning set forth in Section 5.3A. “Guarantor” means Bechtel Global Energy, Inc. “Hazardous Materials” means any substance that under Applicable Law is considered to be hazardous or toxic or is or may be required to be remediated, including (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls and processes and certain cooling systems that use chlorofluorocarbons, (ii) any chemicals, materials or substances which are now or hereafter become defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” or any words of similar import pursuant to Applicable Law, or (iii) any other chemical, material, substance or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental Instrumentality, or which may be the subject of liability for damages, costs or remediation. “High Value Orders” has the meaning set forth in Attachment LL. “Honeywell” means Honeywell LNG LLC or their designated Affiliate, which is a Subcontractor providing certain Equipment and engineering services related to the wound coil aluminum heat exchangers LNG liquefaction units pursuant to the equipment purchase agreement between Contractor and Honeywell LNG LLC. “Honeywell License” has the meaning set forth in Section 10.7A.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 11 Exhibit 10.1 “Indemnified Party” means any Owner Indemnified Party or Contractor Indemnified Party, as the context requires. “Indemnifying Party” means Owner or Contractor, as the context requires. “Independent Engineer” means the engineer(s) employed by Owner or Lender. “Information System” means any computer, hardware, software, control system, communications system, electronic device (including laptops and tablets) or microcontroller that is necessary for and an integral part of Contractor’s or its Subcontractors’ or Sub-subcontractors’ use in the prosecution of the Work. “Initial Exchange Rate” means the exchange rate set forth in Section 7.9. “Initial NTP Deadline” has the meaning set forth in Section 5.2. “Interim Lien and Claim Waiver” means the waiver and release provided to Owner by Contractor, Major Subcontractors and Major Sub-subcontractors in accordance with the requirements of Section 7.2C, which shall be in the form of Schedule K-1, Schedule K-2, Schedule K-3, and Schedule K-4. “Investment Grade” means a rating of at least A- by Standard & Poor’s and at least A3 by Moody’s Investors Service. “Invoice” means Contractor’s request for an interim payment pursuant to Section 7.2 and for final payment pursuant to Section 7.3, which invoice shall be in the form of Schedule I- 1 for interim payments and Schedule I-2 for final payment. “ISO” means the International Organization for Standardization. “Israel and Gaza Conflict” means the armed hostilities occurring anywhere in the Middle East or adjacent bodies of water as a result of or related to the conflict in Gaza between Israel and Hamas existing as of the Amended and Restated Execution Date, including the expansion, exacerbation and/or continuation thereof that impacts the Work. “ITB Agreement” means the Invitation to Bid Services Agreement between Rio Grande LNG, LLC and Bechtel Oil, Gas and Chemicals, Inc. dated August 31, 2018. “Key Dates” means the schedule of dates listed in Schedule E-1 and the Guaranteed Dates in which Contractor is required to achieve certain stages of completion of the Train 4 Facility. “Key Personnel” or “Key Persons” has the meaning set forth in Section 2.2A. “Lender” means any entity or entities providing temporary or permanent debt or equity financing to Owner for the Train 4 Facility, including interest rate hedge providers and any entity or entities involved in the refinancing of such debt or equity financing. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 12 Exhibit 10.1 “Letter of Credit” has the meaning set forth in Section 9.2. “Limited Notice to Proceed” or “LNTP” means any limited notice to proceed issued in accordance with Schedule H-1 and Section 5.2B, authorizing and requiring Contractor to proceed with the Work identified in such LNTP. “Liquidated Damages” means Performance Liquidated Damages and Delay Liquidated Damages. “LNG” means liquefied natural gas. “LNG Storage Tank” means a full containment, double walled LNG storage tank to be constructed, with a working capacity of approximately one hundred and eighty thousand cubic meters (180,000 m3), as further defined herein. “LNG Storage Tank Pump-Out Rate Performance Test” or “LNG Storage Tank Pump- Out Rate Performance Testing” shall have the meaning set forth in Attachment S. “LNG Tanker” means any ocean-going vessel used by Owner, a customer of the Train 4 Facility or the Phase 1 Facilities or their designee for the transportation of LNG. “LNTP No. 1” has the meaning set forth in Section 5.2A. “Major Subcontract” means (i) any Subcontract having an aggregate value in excess of [***] U.S. Dollars (U.S.$[***]), (ii) multiple Subcontracts with one Subcontractor that have an aggregate value in excess of [***] U.S. Dollars (U.S.$[***]), or (iii) any Subcontract entered into with a Subcontractor for Work listed in Sections 2 and 3 of Attachment G. “Major Subcontractor” means any Subcontractor with whom Contractor enters, or intends to enter, into a Major Subcontract and the Subcontractors listed as such in Attachment G. “Major Sub-subcontract” means (i) any Sub-subcontract having an aggregate value in excess of [***] U.S. Dollars (U.S.$[***]), (ii) multiple Sub-subcontracts with one Sub- subcontractor that have an aggregate value in excess of [***] U.S. Dollars (U.S.$[***]), or (iii) any Sub-subcontract entered into with a Sub-subcontractor for Work listed in Sections 2 and 3 of Attachment G. “Major Sub-subcontractor” means any Sub-subcontractor with whom a Subcontractor or Sub-subcontractor enters, or intends to enter, into a Major Sub-subcontract and the Sub- subcontractors listed as such in Attachment G. “Maximum Cumulative Payment Schedule” has the meaning set forth in Section 7.2E. “Minimum Acceptance Criteria” or “MAC” means the minimum acceptance criteria specified in Attachment T. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 13 Exhibit 10.1 “Minimum Acceptance Criteria Correction Period” has the meaning set forth in Section 11.5B. “Minimum Acceptance Criteria Correction Plan” has the meaning set forth in Section 11.5B. “Month” means a Gregorian calendar month; “month” means any period of thirty (30) consecutive Days. “Monthly” means an event occurring, or an action taken, once every Month. “Monthly Progress Reports” has the meaning set forth in Section 3.19A.4. “Monthly Updated CPM Schedule” has the meaning set forth in Section 5.4C. “Notice to Proceed” or “NTP” means the full notice to proceed issued in accordance with Schedule H-2 and Section 5.2D, authorizing and requiring Contractor to commence the performance of the entire Work. “OECD” has the meaning set forth in Section 21.10. “Ongoing Conflict Events” has the meaning set forth in Section 6.13. “Original Effective Date” is the effective date of the Prior EPC Contract, which was August 5, 2024. “OSHA” means the United States Department of Labor’s Occupational Safety and Health Administration. “Owner” has the meaning set forth in the preamble hereto. “Owner-Furnished Items” has the meaning set forth in Section 4.6B. “Owner Indemnified Parties” means (i) Owner, Owner’s Lenders, Owner’s limited or general partners, Owner’s members, Owner’s joint venturers and each of their respective Affiliates, and (ii) the respective officers, directors, agents, members, shareholders, invitees, representatives and employees of each Person specified in clause (i) above. “Owner Indemnified Party” means any one of the Owner Indemnified Parties. “Owner Representative” means that Person or Persons designated by Owner in a notice to Contractor who shall have complete authority to act on behalf of Owner on all matters pertaining to the Work, including giving instructions and making changes in the Work, except for any limitations specified in such notice. “Owner’s Broker” has the meaning set forth in Section 9.1F. “Owner’s Change Request” means the form of Owner’s request for a proposed Change Order attached hereto as Schedule D-3. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 14 Exhibit 10.1 “Owner’s Confidential Information” has the meaning set forth in Section 19.1. “Owner/TL CAs” has the meaning set forth in Section 19.2. “Parent Guarantee” has the meaning set forth in Section 21.17. “Party” or “Parties” has the meaning set forth in the preamble. “Payment Milestone” means a designated portion of the Work as shown in the Payment Schedule. “Payment Schedule” means the schedule set forth in Attachment C, which sets out the payments to be paid based on achievement of Earned Value and Payment Milestones. “Performance Guarantee(s)” means the performance guarantees specified in Attachment T. “Performance Liquidated Damages” means the liquidated damages associated with the failure to achieve one or more of the Performance Guarantees as specified in Attachment T. “Performance Tests” means those tests performed by Contractor to determine whether the Train 4 Facility meets the Performance Guarantees and Minimum Acceptance Criteria, which tests shall be set forth in Attachment S and, to the extent not specified therein, as developed in accordance with Section 11.3. “Permit” means any valid waiver, certificate, approval, consent, license, exemption, variance, franchise, permit, authorization or similar order or authorization from any Governmental Instrumentality required to be obtained or maintained in connection with the Train 4 Facility, the Site or the Work. “Person” means any individual, company, joint venture, corporation, partnership, association, joint stock company, limited liability company, trust, estate, unincorporated organization, Governmental Instrumentality or other entity having legal capacity. “Phase 1 EPC Agreements” has the meaning set forth in the recitals. “Phase 1 Facilities” has the meaning set forth in the recitals. “Phase 1 Facilities Site” has the meaning set forth in the recitals. “Phase 1 Owner” has the meaning set forth in the recitals. “Phase 1 Work” means the work required to be performed pursuant to the Phase 1 EPC Agreements. “Phase 1 Work Product” means the “Work Product” as defined in the Phase 1 EPC Agreements.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 15 Exhibit 10.1 “Port Indemnified Parties” means (i) Brownsville Navigation District of Cameron County and its Affiliates, successors and assigns and (ii) the respective directors, officers, shareholders and employees of each entity or person specified in clause (i) above. A “Port Indemnified Party” means any one of the Port Indemnified Parties. “Potential Lender” has the meaning set forth in Section 21.22A. “Pre-Existing Hazardous Materials” means Hazardous Materials on the Site that are not brought on to the Site by or on behalf of Contractor or any of its Subcontractors or Sub- subcontractors. “Pre-Existing Owner Proprietary Work Product” has the meaning set forth in Section 10.4. “Primavera Project Planner” has the meaning set forth in Section 5.4A. “Prior EPC Contract” has the meaning set forth in the preamble. “Prior Parent Guarantee” has the meaning set forth in Section 21.17. “Progress As-Built Drawings and Specifications” means Drawings and Specifications that show all current “as-built” conditions, as required under Attachment B. “Project” means the engineering, design, procurement, manufacturing, fabrication, assembly, transportation and delivery of Equipment, construction, pre-commissioning, Commissioning, testing and start-up of the Train 4 Facility and all other Work required to be performed under this Agreement. “Project Site” means the Phase 1 Facilities Site, the Site and the Expanded Facility Site. “Provisional Sums” means the provisional sums described in Attachment JJ with each provisional being a “Provisional Sum.” “Punchlist” means those finishing items required to complete the Work, the completion of which shall not interrupt, disrupt or interfere with the safe and reliable operation or use of all or any part of the Train 4 Facility as contemplated by this Agreement, as more fully described in Section 11.6 of this Agreement. “[***]”. “Quality Plan” has the meaning set forth in Section 3.18. “Ready for Feed Gas Introduction” or “RFFGI” means, with respect to Train 4, that all of the following have occurred: (i) Contractor has commissioned the systems and subsystems for RFFGI of Equipment for Train 4 and completed the activities necessary to support the introduction of hydrocarbons, including the utility and process systems, safeguarding and shutdown systems have been pre-commissioned, commissioned and integrity verified, all as set forth in greater detail in Attachment A and Attachment M; RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 16 Exhibit 10.1 (ii) Train 4 is ready for acceptance of natural gas feed; (iii) Contractor has provided the required documents for FERC approval; and (iv) Contractor has delivered to Owner a RFFGI Certificate in the form of Schedule L-1 and Owner has accepted such certificate by signing such certificate. “Ready for Start Up” or “RFSU” means, with respect to Train 4, that all of the following have occurred: (i) Contractor has achieved and maintained Ready for Feed Gas Introduction for Train 4; (ii) all activities necessary to support the introduction of hydrocarbons, including all utility and process utility, safeguarding and shutdown systems have been pre-commissioned, commissioned and integrity verified; (iii) Commissioning is complete, cool down can commence for Train 4, and Train 4 is ready for startup and acceptance of feed gas; (iv) Equipment vendor representatives and other specialist Subcontractors required to support RFSU and early operations are mobilized at the Project Site; (v) Contractor has delivered to Owner a RFSU Certificate in the form of Schedule L- 3 and Owner has accepted such certificate by signing such certificate; and (vi) performance by Contractor of all other obligations required under this Agreement for RFSU of Train 4. “Ready to Load First Cargo” or “RLFC” means that all of the following have occurred with respect to Train 4: (i) Contractor has achieved and maintained RFSU for Train 4; (ii) the LNG Storage Tank has been successfully cooled down and is operating normally with LNG stored in such tank; (iii) Train 4 has liquefied natural gas into LNG meeting all specifications and requirements of this Agreement (other than the Minimum Acceptance Criteria and Performance Guarantees) and successfully transferred and stored such LNG into the LNG Storage Tank; (iv) all LNG loading and unloading lines (and equipment and systems related thereto) constructed under this Agreement have been cooled down and filled with LNG while remaining at cryogenic temperatures; (v) Contractor has delivered to Owner an RLFC Certificate for Train 4 in the form of Schedule L-4 and Owner has accepted such certificate by signing such certificate; and (vi) performance by Contractor of all other obligations required under this Agreement for RLFC of Train 4. “Receiving Party” has the meaning set forth in Section 19.3. “Record As-Built Drawings and Specifications” means final, record Drawings and Specifications of the Train 4 Facility showing the “as-built” conditions of the completed Train 4 Facility, as required under Attachment B. “Recovery Schedule” has the meaning set forth in Section 5.5. “Regional Strikes” means strikes or similar labor actions by craft construction labor occurring in the entire Gulf coast region in Texas and Louisiana, including the Site. “Rely Upon Information” means that certain information provided by Owner, which is expressly identified in Attachment BB as being Rely Upon Information. “RFFGI Certificate” has the meaning set forth in Section 11.1A. “RFSU Certificate” has the meaning set forth in Section 11.1B. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 17 Exhibit 10.1 “RLFC Certificate” has the meaning set forth in Section 11.2A. “Russian and Ukraine Conflict Event” means the conflict between Russia and Ukraine existing as of the Amended and Restated Execution Date including the expansion, exacerbation and/or continuation thereof that impacts the Work. “Scope of Work” means the description of Work to be performed by Contractor as set forth in this Agreement, including Attachment A. “Site” means those parcels of land where the Train 4 Facility shall be located, as shown in greater detail in Attachment Z. For the avoidance of doubt, the Site does not include any restricted areas designated in Attachment Z. “Soils Data” has the meaning set forth in Section 2.5B. “Specifications” means those documents consisting of the written requirements for Equipment, standards and workmanship for the Work and performance of related services, which are prepared as a part of and during the performance of the Work. “Structural Work” means any and all engineering, procurement or construction of the Train 4 Facility or components thereof relating to the structural capacity, integrity or suitability of any load bearing elements or underlying civil work for any portion of the Train 4 Facility. “Subcontract” means an agreement by Contractor with a Subcontractor for the performance of any portion of the Work, including any amendments or change orders to add such portions of Work to an existing agreement with a subcontractor performing any portion of the Phase 1 Work. “Subcontractor” means any Person (other than an Affiliate of Contractor), including an Equipment supplier or vendor, who has a direct agreement with Contractor to manufacture or supply Equipment that is a portion of the Work, to lease Construction Equipment to Contractor in connection with the Work, to perform a portion of the Work or to otherwise furnish labor or materials, which such direct agreement may include any amendments or change orders to add such portions of the Work to an existing agreement with a subcontractor performing any portion of the Phase 1 Work. “Subcontractor Proprietary Information” has the meaning set forth in Section 19.3. “Substantial Completion” means that all of the following have occurred with respect to Train 4: (i) RFFGI has been achieved; (ii) RFSU has been achieved; (iii) RLFC has been achieved; (iv) all Minimum Acceptance Criteria have been achieved; (v) in the case that all Performance Guarantees have not been achieved, Owner has accepted (such acceptance not to be unreasonably withheld) Contractor’s corrective work plan, and Contractor has turned over the Train pursuant to Section 11.5A; (vi) Contractor and Owner have agreed upon a list of Punchlist items as set forth in Section 11.6; (vii) any Delay Liquidated Damages due and owing have been paid to Owner in accordance with Section 13.2; (viii) the entire Work related to Train 4 (including training and the delivery of all RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 18 Exhibit 10.1 documentation, manuals and instruction books necessary for safe and proper operation) has been completed, except for Punchlist items, in accordance with the requirements and Specifications of this Agreement; (ix) Contractor has delivered to Owner the applicable Substantial Completion Certificate in the form of Schedule L-5 and as required under Section 11.3 and Owner has accepted such certificate by signing such certificate; (x) Train 4 is available for commercial operation in accordance with the requirements of this Agreement; (xi) Contractor has obtained all Permits required to be obtained by Contractor under this Agreement; and (xii) Contractor has delivered to Owner a fully executed Interim Lien and Claim Waiver in the form of Schedules K-1 and K-2, fully executed Interim Lien and Claim Waivers from all Major Subcontractors in the form of Schedules K-3 and K-4 and, if requested by Owner, fully executed Interim Lien and Claim Waivers from all Major Sub-subcontractors substantially in the form of Schedules K-3 and K-4, covering all Work up to the date of Substantial Completion. “Substantial Completion Certificate” has the meaning set forth in Section 11.3. “Sub-subcontract” means any agreement by a Subcontractor with a Sub-subcontractor or by a Sub-subcontractor with another Sub-subcontractor for the performance of any portion of the Work, including any amendments or change orders to add such portions of the Work to an existing agreement with a sub-subcontractor performing any portion of the Phase 1 Work. “Sub-subcontractor” means any Person (other than an Affiliate of Contractor), including an Equipment supplier or vendor, who has a direct or indirect agreement with a Subcontractor or another Sub-subcontractor to manufacture or supply Equipment which comprises a portion of the Work, to perform a portion of the Work or to otherwise furnish labor, materials or equipment (including Equipment), which such agreement may include any amendments or change orders to add such portions of the Work to an existing agreement with a sub-subcontractor performing any portion of the Phase 1 Work. “Taxes” means any and all taxes, assessments, levies, tariffs, duties, fees, charges and withholdings of any kind or nature whatsoever and howsoever described, including sales and use taxes (excluding any Texas Sales and Use Tax on Equipment), value-added, sales, use, gross receipts, license, payroll, federal, state, local or foreign income, environmental, profits, premium, franchise, property, excise, capital stock, import, stamp, transfer, employment, occupation, generation, privilege, utility, regulatory, energy, consumption, lease, filing, recording and activity taxes, levies, fees, charges, imposts and withholding, together with any and all penalties, interest and additions thereto. “Technology Licensor” means any one of the following technology licensors that are licensing its technology to Owner, either directly with Owner or as a Subcontractor, to be incorporated in the Work: Honeywell, BASF and [***]. “Texas Sales and Use Tax” means Texas state and applicable local sales and use taxes. “Third Party” means any Person other than Owner Indemnified Parties and Contractor Indemnified Parties.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 19 Exhibit 10.1 “Third Party Intellectual Property” has the meaning set forth in Section 10.2. “Train” means, as applicable, Train 1, Train 2, Train 3, Train 4 or Train 5. “Train 1” has the meaning set forth in the Trains 1 and 2 EPC Agreement. “Train 2” has the meaning set forth in the Trains 1 and 2 EPC Agreement. “Train 3” has the meaning set forth in the Train 3 EPC Agreement. “Train 3 EPC Agreement” has the meaning set forth in the recitals. “Train 4” has the same meaning as Train 4 Facility. “Train 4 Facility” has the meaning set forth in the recitals. “Train 5” means the work to be designed, procured, constructed, pre-commissioned, commissioned, started up and tested as further described in the Train 5 EPC Agreement. “Train 5 EPC Agreement” means, if such agreement is executed, the engineering, procurement and construction agreement between Rio Grande LNG Train 5, LLC and Contractor for the engineering, procurement, construction, commissioning, start-up and testing of Train 5. “Train 5 Work” means the work required to be performed pursuant to the Train 5 EPC Agreement. “Trains 1 and 2 EPC Agreement” has the meaning set forth in the recitals. “UK Bribery Act” has the meaning set forth in Section 21.10. “Unforeseen Subsurface Conditions” means any unforeseen (i) substantial voids, seismic faults or caverns, (ii) substantial man-made or natural subsurface obstructions, or (iii) fossils, antiquities or other things of archeological interest, that (a) are not identified in any Soils Data or any other documents provided to Contractor by Owner and (b) were not discovered by Contractor or any of its Subcontractors or Sub-subcontractors, acting in accordance with GECP, from inspections and investigations performed by Contractor or any of its Subcontractors or Sub-subcontractors prior to April 1, 2025. “U.S. Dollars” or “U.S.$” means the legal tender of the United States of America. “Warranty” or “Warranties” has the meaning set forth in Section 12.1A. “Weekly Progress Reports” has the meaning set forth in Section 3.19A.3. “Windstorms” has the meaning set forth in Section 8.2A. “Work” means all obligations, duties and responsibilities required of Contractor pursuant to this Agreement, including all Equipment, Construction Equipment, spare parts, RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 20 Exhibit 10.1 procurement, engineering, design, fabrication, erection, installation, manufacture, delivery, transportation, storage, construction, workmanship, labor, pre-commissioning, Commissioning, inspection, training, Performance Tests, other tests, start-up and any other services, work or things furnished or used or required to be furnished or used, by Contractor in the performance of this Agreement, including that set forth in Attachment A and Section 3.1A and any Corrective Work. “Work Product” has the meaning set forth in Section 10.1. 1.2 Interpretation. The meanings specified in this Article 1 are applicable to both the singular and plural. As used in this Agreement, the terms “herein,” “herewith,” “hereunder” and “hereof” are references to this Agreement taken as a whole, and the terms “include,” “includes” and “including” mean “including, without limitation,” or variant thereof. Unless expressly stated otherwise, reference in this Agreement to an Article or Section shall be a reference to an Article or Section contained in this Agreement (and not in any Attachments or Schedules to this Agreement) and reference in this Agreement to an Attachment or Schedule shall be a reference to an Attachment or Schedule attached to this Agreement. ARTICLE 2 RELATIONSHIP OF OWNER, CONTRACTOR AND SUBCONTRACTORS 2.1 Status of Contractor. The relationship of Contractor to Owner shall be that of an independent contractor. Any provisions of this Agreement which may appear to give Owner or the Owner Representative the right to direct or control Contractor as to details of performing the Work, or to exercise any measure of control over the Work, shall be deemed to mean that Contractor shall follow the desires of Owner or the Owner Representative in the results of the Work only and not in the means by which the Work is to be accomplished, and Contractor shall have the complete right, obligation and authoritative control over the Work as to the manner, means or details as to how to perform the Work. Nothing herein shall be interpreted to create a master-servant or principal-agent relationship between Contractor, or any of its Subcontractors or Sub-subcontractors, and Owner. Nevertheless, Contractor shall strictly comply with all provisions, terms and conditions of this Agreement, and the fact that Contractor is an independent contractor does not relieve it from its responsibility to fully, completely, timely and safely perform the Work in strict compliance with this Agreement. 2.2 Key Personnel, Organization Chart and Contractor Representative. A. Key Personnel and Organization Chart. Attachment F sets forth Contractor’s organizational chart to be implemented for the Work and also contains a list of key personnel (“Key Personnel” or “Key Persons”) from Contractor’s organization who will be assigned to the Work. Key Personnel shall, unless otherwise expressly stated in Attachment F, be devoted full-time to the Work for the entire duration of the Project, and Key Personnel shall not be removed or reassigned without Owner’s prior approval (such approval not to be unreasonably withheld). [***]. All requests for the substitution of Key Personnel shall include a detailed explanation and reason for the request and the résumés of professional education and experience for a minimum of two (2) candidates with the requisite qualifications and experience. Should Owner approve of the replacement of a RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 21 Exhibit 10.1 Key Person, not to be unreasonably withheld, Contractor shall allow for an overlap of three (3) weeks during which both the Key Person to be replaced and the Owner-approved new Key Person shall work together full time. The additional cost of any replacement of such Key Personnel and overlap time shall be entirely at Contractor’s expense. Owner has the right, but not the obligation, to require Contractor to remove or cause to be removed Key Persons who are not, in Owner’s reasonable judgment, using GECP in the performance of the portion of the Work assigned to such Key Persons. B. Contractor Representative. Contractor designates [***] as the Contractor Representative. Notification of a proposed change in Contractor Representative shall be provided in advance, in writing, to Owner. The Contractor Representative is a Key Person. 2.3 Subcontractors and Sub-subcontractors. Owner acknowledges and agrees that Contractor intends to have portions of the Work accomplished by Subcontractors pursuant to written Subcontracts between Contractor and such Subcontractors and by Contractor’s Affiliates, and that such Subcontractors may have certain portions of the Work performed by Sub- subcontractors. All Subcontractors and Sub-subcontractors shall be reputable, qualified firms with an established record of successful performance in their respective trades performing identical or substantially similar work. EXCEPT AS STATED IN SECTION 20.4, NO SUBCONTRACTOR OR SUB- SUBCONTRACTOR IS INTENDED TO BE OR SHALL BE DEEMED A THIRD-PARTY BENEFICIARY OF THIS AGREEMENT. Contractor shall be fully responsible to Owner for the acts and omissions of Subcontractors and Sub-subcontractors and of its Affiliates performing any Work and of Persons directly or indirectly engaged by any of them, as Contractor is for the acts or omissions of Persons directly or indirectly engaged by Contractor. The work of any Subcontractor or Sub-subcontractor and Contractor’s Affiliates shall be subject to inspection by Owner, Lender, or Independent Engineer to the same extent as the Work of Contractor. All Subcontractors and Sub-subcontractors and Contractor’s Affiliates and their respective personnel performing Work on the Site are to be instructed by Contractor in the terms and requirements of the safety and environmental protection policies and procedures established under Section 3.10 and shall be expected to comply with such policies and procedures with respect to Work performed on the Site. In the event that any personnel do not adhere to such policies and procedures, such personnel shall be removed by Contractor. In no event shall Contractor be entitled to any adjustment of the Contract Price or Key Dates as a result of compliance with such policies and procedures or any removal of personnel necessitated by non- compliance. Nothing contained herein shall (i) create any contractual relationship between any Subcontractor and Owner, or between any Sub-subcontractor and Owner, or between any of Contractor’s Affiliates performing Work and Owner or (ii) obligate Owner to pay or cause the payment of any amounts to any Subcontractor or Sub-subcontractor or any of Contractor’s Affiliates. For purposes of Texas Sales and Use Tax, all Subcontracts and Sub- subcontracts will be separated contracts pursuant to Tex. Tax Code § 151.056(b) and 34 Tex. Admin. Code Rule § 3.291(a)(13). 2.4 Subcontracts and Sub-subcontracts. A. Approved List. Section 1 and Section 3 of Attachment G set forth the lists of Subcontractors and Sub-subcontractors that Contractor and Owner have agreed are approved Subcontractors and Sub-subcontractors for the performance of that portion of the Work specified in Section 1 and Section 3 of Attachment G. Section 2 of Attachment G RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 22 Exhibit 10.1 sets forth a list of Subcontractors and Sub-subcontractors that Contractor has agreed to subcontract with for that portion of the Work specified in Section 2 of Attachment G. Approval by Owner of any Subcontractors or Sub-subcontractors does not relieve Contractor of any responsibilities under this Agreement. B. Additional Proposed Major Subcontractors and Major Sub- subcontractors. In the event that Contractor is considering the selection of a Subcontractor or Sub-subcontractor not listed on Attachment G that would qualify as a Major Subcontractor or Major Sub-subcontractor, Contractor shall (a) notify Owner of its proposed Major Subcontractor or Major Sub-subcontractor as soon as practicable during the selection process and furnish to Owner all information reasonably requested by Owner with respect to Contractor’s selection criteria (including information regarding the Major Subcontractor or Major Sub-subcontractor’s qualifications, safety performance and the agreed scope of work but excluding Major Subcontractor’s or Major Sub-subcontractor’s (i) pricing (other than unit rates), discount or credit information, payment terms, payment schedules and retention and (ii) performance security, liquidated damages and limitations on liability), and (b) notify Owner no less than ten (10) Business Days prior to the execution of a Major Subcontract with a Major Subcontractor or Major Sub-subcontract with a Major Sub-subcontractor not listed on Attachment G. Owner shall have the discretion, not to be unreasonably exercised, to reject any proposed Major Subcontractor or Major Sub- subcontractor not listed on Attachment G for a Major Subcontract or Major Sub- subcontract for failing to meet the standard set out in Section 2.3. Contractor shall not enter into any Major Subcontract with a proposed Major Subcontractor or Major Sub- subcontract with a Major Sub-subcontractor that is rejected by Owner in accordance with the preceding sentence. Owner shall undertake in good faith to review the information provided by Contractor pursuant to this Section 2.4B expeditiously and shall notify Contractor of its decision to accept or reject a proposed Major Subcontractor or Major Sub- subcontractor as soon as practicable after such decision is made. Failure of Owner to respond within ten (10) Days after Owner’s receipt of Contractor’s notice of a proposed Major Subcontractor or Major Sub-subcontractor shall be deemed to be an acceptance of such Major Subcontractor or Major Sub-subcontractor. C. Other Additional Proposed Subcontractors and Sub-subcontractors. For any Subcontractor or Sub-subcontractor performing Work on the Site and not otherwise covered by Sections 2.4A or 2.4B, Contractor shall, within fourteen (14) Days after execution of a Subcontract with such Subcontractor or Sub-subcontractor, notify Owner in writing of the selection of such Subcontractor or Sub-subcontractor and inform Owner generally what portion of the Work such Subcontractor or Sub-subcontractor is performing. D. Delivery of Major Subcontracts and Major Sub-subcontracts. Contractor shall furnish Owner with a redacted copy of all Major Subcontracts and Major Sub- subcontracts (excluding only provisions regarding pricing, discount or credit information, payment terms, payment schedules, retention, performance security, liquidated damages and limitations on liability, except that such exclusions shall not apply to Major Subcontracts or Major Sub-subcontracts with Honeywell, BHGE and ABB) within ten (10) Days after execution thereof and, within ten (10) Days after Owner’s request, furnish Owner with a price redacted copy of any other Subcontracts or Sub-subcontracts.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 23 Exhibit 10.1 Notwithstanding the above, Owner’s receipt and review (or non-review) of any Subcontracts or Sub-subcontracts shall not relieve the Contractor of any obligations under this Agreement nor shall such action constitute a waiver of any right or duty afforded Owner under this Agreement or approval of or acquiescence in a breach hereunder. E. Terms of Major Subcontracts and Major Sub-subcontracts. In addition to the requirements in Section 2.3 and without in any way relieving Contractor of its full responsibility to Owner for the acts and omissions of Subcontractors and Sub- subcontractors, Contractor shall: 1. include in each Major Subcontract and each Major Sub-subcontract provisions allowing each Major Subcontract and Major Sub-subcontract to be assigned to Owner, at Owner’s sole discretion, without the consent of the respective Major Subcontractor or Major Sub-subcontractor; provided that with respect to Honeywell, [***] and BASF, such assignment shall be subject to Honeywell, [***] and BASF’s consent (as applicable), but such consent shall not be withheld unless the assignee is a competitor of Honeywell, [***] or BASF (as applicable) for such licensed technology or the assignment would cause a violation of Applicable Law; and 2. Contractor shall include in each Major Subcontract and Major Sub- subcontract, to the extent such requirements and obligations are applicable to the performance of the Work under their respective Major Subcontract or Major Sub- subcontract, the following: (i) for all Major Subcontractors and Major Sub-subcontractors, provisions substantially similar to: Article 10, Article 17, and Article 19; Sections 2.3, 2.5C, 3.3D, 3.13, 3.16, 3.18, 8.1, 9.1 (and Attachment O), 12.1C, 12.2A, 16.1E, 16.3, the Interim Lien and Claim Waiver requirements in Section 7.2 and the Final Lien and Claim Waiver requirements in Section 7.3; and (ii) for all Major Subcontractors and Major Sub-subcontractors performing Work at the Site, provisions substantially similar to: Sections 3.6, 3.7, 3.8, 3.10, 3.17, 3.24, 3.25, 3.27 in addition to the requirements and obligations set forth in Section 2.4E.2(i). 2.5 Contractor Acknowledgements. A. This Agreement. Prior to the execution of this Agreement, Contractor or Contractor’s Affiliate performed engineering, cost estimating and related services and developed and provided, or verified, as applicable, (1) the information that forms the Scope of Work and Basis of Design in Attachment A, which was performed or verified pursuant to the FEED Agreement, and (2) the Phase 1 Work Product, which was created or obtained pursuant to the Phase 1 EPC Agreements. Subject to Section 4.6A, Contractor hereby agrees and acknowledges that the Scope of Work and Basis of Design are accurate, adequate and sufficiently complete for Contractor to engineer, procure, construct, pre- RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 24 Exhibit 10.1 commission, commission, start-up and test a fully operational natural gas liquefaction facility, and associated facilities for the Contract Price and in accordance with all requirements of this Agreement, including Applicable Codes and Standards, Applicable Law, and the Warranties, Minimum Acceptance Criteria and Performance Guarantees. Accordingly, except for Section 4.6A, Contractor hereby (i) agrees that it shall have no right to claim or seek an increase in the Contract Price or an adjustment to the Key Dates under this Agreement with respect to any incomplete, inaccurate or inadequate information or requirements that may be contained or referenced in Attachment A or the Phase 1 Work Product, and (ii) waives and releases Owner from and against such claims. Owner makes no guaranty or warranty, express or implied, as to the accuracy, adequacy or completeness of any such information that is contained or referenced in Attachment A or in the Phase 1 Work Product. B. Conditions of the Site. 1. In addition to Section 2.5A, Contractor further agrees and acknowledges that it has made all investigations and inspections that it deems necessary to perform the Work in accordance with this Agreement, has conducted a review of the legal description of the Site, and understands the climate, terrain, topography, subsurface conditions and other difficulties that it may encounter in performing the Work in accordance with this Agreement. Contractor warrants that it has the experience, resources, qualifications and capabilities to perform the Work in accordance with this Agreement. Except as provided in Section 2.5B.2 or for Force Majeure, Contractor, as between Contractor and Owner, assumes all risks related to, and waives any right to claim an adjustment in the Contract Price or the Key Dates as a result of any conditions at the Site or at any other location where the Work is performed, including river levels, topography and subsurface soil conditions. Contractor agrees and acknowledges that: (a) any information provided by Owner to Contractor prior to the Amended and Restated Execution Date relating to subsurface soil conditions or topographical conditions at the Site (the “Soils Data”) was provided to Contractor for its convenience only; (b) the Soils Data shall not be considered a warranty or guarantee, express or implied, of subsurface conditions or topographical conditions existing at the Site; (c) the Soils Data does not constitute a part of this Agreement; and (d) Owner assumes no responsibility for the accuracy and sufficiency of the data contained within the Soils Data nor for Contractor’s interpretation of such data, including the projection of soil-bearing values; rock profiles; soil stability; or the presence, level and extent of underground water. 2. Contractor, as between Contractor and Owner, assumes all risks related to, and waives any right to claim an adjustment for, any and all subsurface conditions of whatever nature or condition, except as expressly provided in this Section 2.5B.2: (i) Unforeseen Subsurface Conditions. If Contractor encounters Unforeseen Subsurface Conditions in the performance of the Work that adversely affects Contractor’s actual costs (which costs shall be RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 25 Exhibit 10.1 adequately documented and supported by Contractor) of performance of the Work or ability to perform any material requirement of this Agreement, Contractor shall be entitled to a Change Order adjusting the Contract Price and/or the Key Dates, as applicable, pursuant to Sections 6.2A.5 and 6.8, provided that Contractor complies with the notice and Change Order request requirements set forth in Sections 6.2 and 6.5, uses reasonable efforts not to disturb such Unforeseen Subsurface Conditions prior to Owner’s investigation and, with respect to claims for costs for delay or schedule relief for delay, satisfies the requirements of Section 6.8. Notwithstanding the foregoing, Contractor is responsible for the proper interpretation of the Soils Data, including in accordance with GECP. C. Applicable Law and Applicable Codes and Standards. Contractor has investigated to its satisfaction Applicable Law and Applicable Codes and Standards and warrants that it can perform the Work at the Contract Price and within the Key Dates in accordance with Applicable Law and Applicable Codes and Standards. Contractor shall perform the Work in accordance with Applicable Law and Applicable Codes and Standards, whether or not such Applicable Law or Applicable Codes and Standards came into effect before April 1, 2025 (with such date extended pursuant to Section 2.6) or during the performance of the Work; provided, however, Contractor shall be entitled to a Change Order for Changes in Law to the extent allowed under Section 6.2A.7. Except for any Changes in Law for which Contractor is entitled to a Change Order under Section 6.2A.7, Contractor hereby waives any right to make any claim for adjustment of the Contract Price or the Key Dates in relation to any change in Applicable Law or Applicable Codes and Standards. D. Owner’s Consultants. Owner may designate consultants that are not an employee of Owner to provide certain administrative, management, planning and other services as it deems appropriate to assist with Owner’s rights, remedies and obligations under this Agreement. Such consultants or professionals may, to the extent specified in this Agreement between Owner and such consultants or professionals, act for or on behalf of Owner with respect to Owner’s rights, remedies and obligations under this Agreement, which may include receiving and reviewing certain deliverables and submittals from Contractor, inspecting certain portions of the Work and receiving Contractor’s Confidential Information to the extent necessary to perform such services (having first been bound to an obligation of confidentiality in accordance with this Agreement) to the extent Owner is permitted to do the same under this Agreement, as further specified by Owner to Contractor in writing. Under no circumstances shall such consultants or professionals have any authority to amend this Agreement, sign any Change Order or issue any Change Directive. In no event will Owner retain as a consultant on this Project any Person that is a Competitor of Contractor. 2.6 Updates for Changes in Applicable Law or Force Majeure. On or prior to August 1, 2025, Contractor shall notify Owner in writing of any Changes in Law, Change in COVID-19 Applicable Law, or Force Majeure events that have occurred since April 1, 2025 that adversely affect the Key Dates or Contractor’s actual costs (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 26 Exhibit 10.1 material requirement of this Agreement. In the event Contractor so notifies Owner of such Changes in Law, Change in COVID-19 Applicable Law or Force Majeure event, Contractor shall be entitled to a Change Order for an adjustment to the Contract Price and Key Dates to the extent permitted in Sections 6.2A.5, 6.7 and 6.8, provided that Contractor complies with the requirements in Section 6.5 no later than August 1, 2025. After such Change Order is executed, the reference to April 1, 2025 in the definitions of Changes in Law, Change in COVID-19 Applicable Law and Force Majeure shall thereafter be the Amended and Restated Execution Date. If Contractor has not provided Owner with such notice on or prior to August 1, 2025, the dates referenced in Changes in Law, Change in COVID-19 Applicable Law and Force Majeure shall thereafter be the Amended and Restated Execution Date, and Contractor waives all claims for any Changes in Law, Change in COVID-19 Applicable Law, or Force Majeure that may have occurred after April 1, 2025 and prior to the Amended and Restated Execution Date. ARTICLE 3 CONTRACTOR’S RESPONSIBILITIES 3.1 Scope of Work. A. Generally. Subject to Section 3.1B, the Work shall be performed on a fixed price turnkey basis and shall include all engineering, procurement, construction, pre- commissioning, Commissioning, start-up and testing of the Train 4 Facility, all Equipment, Construction Equipment, spare parts, labor, workmanship, inspection, manufacture, fabrication, installation, design, delivery, transportation, storage, training of Owner’s operation personnel and all other items or tasks that are set forth in Attachment A, or otherwise required to achieve RFFGI, RFSU, RLFC, and Substantial Completion and Final Completion in accordance with the requirements of this Agreement, including achieving the Minimum Acceptance Criteria and Performance Guarantees. Contractor shall be required to integrate and use such Owner’s personnel in Contractor’s pre-commissioning, Commissioning, testing and start-up efforts. Contractor shall perform the Work in accordance with GECP, Applicable Law, Applicable Codes and Standards, and all other terms and provisions of this Agreement, with the explicit understanding that the Train 4 Facility will operate as a natural gas liquefaction facility and export terminal meeting all requirements and specifications of this Agreement, including Applicable Codes and Standards, Applicable Law, Warranties, Minimum Acceptance Criteria and Performance Guarantees. It is understood and agreed that the Work shall include any incidental work that can reasonably be inferred as required and necessary to complete the Train 4 Facility in accordance with GECP, Applicable Law, Applicable Codes and Standards, and all other terms and provisions of this Agreement, excluding only those items which Owner has specifically agreed to provide under the terms of this Agreement. Without limiting the generality of the foregoing, the Work is more specifically described in Attachment A. B. Exception to Scope of Work. Contractor shall not be responsible for providing those items identified in Article 4 as Owner’s obligations. 3.2 Specific Obligations. Without limiting the generality of Section 3.1 or the requirements of any other provision of this Agreement, Contractor shall:

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 27 Exhibit 10.1 A. procure, supply, transport, handle, properly store, assemble, erect and install all Equipment; B. provide construction, construction management (including the furnishing of all Construction Equipment, and all Site supervision and craft labor), civil/structural, electrical, instrumentation, field design, inspection and quality control services required to ensure that the Work is performed in accordance herewith; C. negotiate all guarantees, warranties, delivery schedules and performance requirements with all Subcontractors so that all Subcontracts are consistent with this Agreement, as set forth in Sections 2.3 and 2.4; D. perform shop and other inspections of the work of Subcontractors and Sub- subcontractors to ensure that such work meets all of the requirements of this Agreement; E. pay Subcontractors in accordance with the respective Subcontracts; F. pay all Taxes incurred by Contractor in connection with the Work in a timely fashion, and as between Owner and Contractor, be responsible for all Taxes incurred by any Subcontractor or Sub-subcontractor; G. ensure that the Work is performed in accordance with the Key Dates; H. until Substantial Completion, conduct and manage all pre-commissioning, start-up operations, Commissioning, Performance Tests and other testing of the Train, while directing operation personnel provided by Owner pursuant to Section 4.4; I. obtain all Permits required per Section 3.12; J. provide prompt assistance, information and documentation required or requested by Owner to enable Owner to obtain or modify the Permits listed in Attachment Q, provided that such assistance, information and documentation shall not include Contractor’s provision of information, testimony, documents or data by Contractor’s employees under oath during litigation (unless specifically authorized by Contractor) and activities outside the field of Contractor’s expertise, or the training or experience of personnel assigned to the performance of the Work under this Agreement (except to the extent provided for by Change Order issued pursuant to Section 6.1 and agreed by Contractor); K. provide training for Owner’s operation personnel per Section 3.5; L. ensure all Subcontractors perform their Subcontract obligations; M. cooperate with and respond promptly to reasonable inquiries from Owner; N. obtain and manage all temporary utilities for the performance of the Work; RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 28 Exhibit 10.1 O. manage on behalf of Owner the engineering, procurement, construction and start-up of all permanent utilities provided outside the Site to the Site as specified in Schedule A-1; P. be responsible for connecting Train 4 to the Phase 1 Facilities; Q. supply all fills of lubricants, refrigerants and chemicals and transformer oils and all consumables necessary to perform the Work through Substantial Completion, excluding Owner’s supply requirements of natural gas feed for Commissioning, start-up, testing and operations as set forth in this Agreement, and as a condition of Substantial Completion, completely re-filling all fills, refrigerants, chemicals and oils for Train 4; and R. perform all design and engineering Work in accordance with this Agreement, including that specified in Section 3.3. 3.3 Design and Engineering Work. A. General. Contractor shall, as part of the Work, perform, or cause to be performed, all design and engineering Work in accordance with this Agreement and cause the Work to meet and achieve the requirements of this Agreement, including achieving the Minimum Acceptance Criteria and Performance Guarantees. B. Drawings and Specifications. Upon receipt of an LNTP or the NTP issued in accordance with Section 5.2, Contractor shall commence the preparation of the Drawings and Specifications for all Work relating to such LNTP or NTP. The Drawings and Specifications shall conform and comply with the requirements of this Agreement, including the Scope of Work, Basis of Design, GECP, Applicable Codes and Standards, Applicable Law, and all applicable provisions of this Agreement. Contractor shall develop a design document submittal schedule in the form of a master document register for all Work after issuance of NTP and issue it to Owner no later than thirty (30) Days after Owner’s issuance of NTP. C. Review Process. 1. Drawing and Specifications Review. During the development of the Drawings and Specifications, Contractor shall provide Owner with the opportunity to perform regular reviews of the design and engineering in progress on a regular basis. Such reviews may be conducted at Contractor’s offices, at any of its Major Subcontractor’s or Major Sub-subcontractor’s offices with Contractor’s presence, or remotely by electronic internet access (except that electronic access of Major Subcontractor and Major Sub-subcontractor work shall be provided only where reasonably available to Contractor). The reviews may be of progress prints, computer images, draft documents, working calculations, draft specifications or reports, Drawings, Specifications or other design documents determined by Owner. 2. Submission by Contractor. Contractor shall submit copies of the Drawings and Specifications to Owner for formal review, comment, approval or disapproval in accordance with Attachment B and the submittal schedule mutually RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 29 Exhibit 10.1 agreed to by the Parties each Month, as applicable. Each submission of Drawings and Specifications shall include a statement that to the best of Contractor’s knowledge such Drawings and Specifications comply with Section 3.3B. In addition, if Contractor makes any changes to any Drawings or Specifications after they have been submitted to Owner (including after Owner has already reviewed, commented, approved or disapproved such Drawings and Specifications), Contractor shall re-submit such Drawings and Specifications to Owner in accordance with this Section. 3. Review Periods. Owner shall have up to ten (10) Business Days after its receipt of Drawings and Specifications submitted in accordance with Section 3.3C.2 to issue to Contractor one (1) set of consolidated written comments, proposed changes and/or approvals or disapprovals of the submission of such Drawings and Specifications. 4. No Owner Response. If Owner does not issue any comments, proposed changes or approvals or disapprovals within such time periods set forth in Section 3.3C.3, Contractor may proceed with the development of such Drawings and Specifications and any construction relating thereto, but Owner’s lack of comments, approval or disapproval, if applicable, shall in no event constitute an approval of the matters received by Owner. 5. Disapproval by Owner. If Owner disapproves of the Drawings or Specifications, Owner shall provide Contractor with a written statement of the reasons for such disapproval within the time period required for Owner’s response for disapproval of Drawings and Specifications set forth in Section 3.3C.3. Contractor shall provide Owner with revised and corrected Drawings and Specifications as soon as possible thereafter and Owner’s rights with respect to issuing comments, proposed changes or approvals or disapprovals of such revised and corrected Drawings or Specifications are governed by the procedures specified above in this Section 3.3C; provided that Contractor shall not be entitled to any extensions of time to the Key Dates, an adjustment to the Contract Price or any adjustment to any other Changed Criteria; provided further, however, to the extent Owner’s disapproval of the Drawings or Specifications is due to one or more changes required by Owner to any such Drawings or Specifications that have an impact on the Work, and such disapproval is not the result of such Drawings’ or Specifications’ non-compliance with the requirements of this Agreement, Contractor shall be entitled to a Change Order to the extent such Owner-required change adversely affects the Key Dates or the Contract Price and Contractor complies with and meets the requirements of Article 6. 6. Approval by Owner. Upon Owner’s approval of the Drawings and Specifications, such Drawings and Specifications shall be the Drawings and Specifications that Contractor shall use to construct the Work; provided that Owner’s review or approval of any Drawings and Specifications (or Owner’s lack of comments, proposed changes or approval) shall not in any way be deemed to limit or in any way alter Contractor’s responsibility to perform and complete the RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 30 Exhibit 10.1 Work in accordance with the requirements of this Agreement, and in the event that there is a discrepancy, difference or ambiguity between the terms of this Agreement and any Drawings and Specifications, the interpretation imposing the greater obligation on Contractor shall control. Due to the limited time for Owner’s review of Drawings and Specifications, Contractor’s or its Subcontractors’ or Sub- subcontractors’ expertise in the Work and Owner’s contractual expectation for Contractor to prepare accurate and complete Drawings and Specifications, Contractor recognizes and agrees that Owner is not required or expected to make detailed reviews of Drawings and Specifications, but instead Owner’s review of Drawings and Specifications may be of only a general, cursory nature. Accordingly, any review or approval given by Owner under this Agreement (or Owner’s non- response) with respect to any Drawings or Specifications shall not in any way be, or deemed to be, an approval of any Work, Drawings or Specifications not meeting the requirements of this Agreement, as Contractor has the sole responsibility for performing the Work in accordance with this Agreement. D. Design Licenses. Contractor shall perform, or cause to be performed, all design and engineering Work in accordance with Applicable Law and Applicable Codes and Standards, and all Drawings, Specifications and design and engineering Work shall be signed and stamped by design professionals licensed to the extent required by Applicable Law. E. CAD Drawings. Unless otherwise expressly provided under this Agreement, all Drawings and Record As-Built Drawings prepared by Contractor or its Subcontractors under this Agreement shall be prepared using computer aided design (“CAD”). All CAD drawing files shall be in fully operable and editable Microstation (Version 8) format, unless otherwise specified in Attachment B. Contractor shall use reasonable efforts to also provide Drawings, including Record As-Built Drawings and Specifications, in other formats requested by Owner. F. As-Built Drawings and Specifications. During construction, Contractor shall keep a redlined, marked, up-to-date set of Progress As-Built Drawings and Specifications on the Project Site as required under Attachment B. Contractor shall make redlined documents available to Owner for inspection upon request during the course of construction. As a condition precedent to Final Completion, Contractor shall deliver to Owner the Record As-Built Drawings and Specifications in accordance with Attachment B, which shall include delivery of final as-built drawing files in fully operable and editable format in CAD. G. Other Information. Contractor shall deliver copies of all other documents required to be delivered pursuant to Attachment B within and in accordance with the requirements and timing set forth in Attachment B. 3.4 Spare Parts. A. Commissioning Spare Parts. Contractor shall provide all pre- commissioning, commissioning, testing and start-up spare parts necessary to achieve

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 31 Exhibit 10.1 Substantial Completion and shall, prior to and as a condition precedent to achieving RFSU, deliver such spare parts to the Site. The cost associated with all Work related to such pre- commissioning, commissioning, testing and start-up spare parts is included in the Contract Price, including all Work related to procuring and storing the commissioning spare parts and the purchase price for such parts. B. Capital Spare Parts. Prior to and as a condition precedent to Substantial Completion, Contractor shall deliver to the Project Site all the Capital Spare Parts that pertain to Train 4. Such Capital Spare Parts are listed in Attachment W, and the cost associated with all Work related to such Capital Spare Parts is included in the Contract Price, including the cost of procurement of such spare parts and the actual out-of-pocket purchase price of such spare parts. To the extent that Contractor desires to use any Capital Spare Parts, Contractor must obtain Owner’s prior approval, not to be unreasonably withheld, and replace all such spare parts in new and unused condition as a condition of Substantial Completion unless otherwise approved by Owner. Capital Spare Parts shall be treated, as applicable, as Equipment or as a component of the Aggregate Labor and Skills Price. C. Operating Spare Parts. With respect to operating spare parts for use after Substantial Completion (but only to the extent not taken into consideration by the Capital Spare Parts listed in Attachment W), Contractor shall deliver to Owner for Owner’s approval, not to be unreasonably withheld, a detailed priced list of the manufacturer and Contractor-recommended operating spare parts for each applicable item of Equipment necessary for operating such Equipment for two (2) years. The purchase price of each operating spare part shall be provided to Owner for each item of Equipment for which there is manufacturer or Contractor-recommended operating spare parts no later than thirty (30) Days after the execution of the applicable Subcontract for such Equipment, and such purchase prices will be valid for ninety (90) Days after Contractor’s execution thereof. Within such ninety (90) Days, Owner may respond to Contractor identifying which operating spare parts, if any, that Owner wishes Contractor to procure under each Subcontract. The cost associated with all Work related to the two (2) years’ operating spare parts is included in the Contract Price, except for the purchase price of such operating spare parts. In the event Owner requests in writing that Contractor procure any operating spare parts on Owner’s behalf, Contractor shall be entitled to a Change Order in accordance with Section 6.2A.6 to increase the Contract Price for the actual purchase price and delivery costs of such requested operating spare parts, plus costs of transportation, preservation and a profit of [***] percent ([***]%) on such price and costs. To the extent that Contractor desires to use any operating spare parts, Contractor must obtain Owner’s prior approval, not to be unreasonably withheld, and replace all such spare parts as a condition of Substantial Completion in new and unused condition unless otherwise approved by Owner. Operating spare parts shall be treated, as appropriate, as Equipment or as a component of the Aggregate Labor and Skills Price. 3.5 Training Program in General. As part of the Work, a reasonable number of competent personnel, who are capable of being trained by Contractor, designated by Owner in its sole discretion (but not to exceed the number of Persons listed in Attachment V) shall be given training designed and administered by Contractor at its expense, which shall be based on the RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 32 Exhibit 10.1 program requirements contained in Attachment A and shall cover at a minimum the following topics: (i) the testing of each item of Equipment; (ii) the start-up, operation and shut-down of each item of Equipment; (iii) the performance of routine, preventative and emergency maintenance for each item of Equipment; and (iv) spare parts to be maintained for each item of Equipment, and their installation and removal. Such training shall include instruction for Owner’s operations personnel in the operation and routine maintenance of each item of Equipment prior to completion of Commissioning of each item of Equipment. As part of the training, Contractor shall provide Owner’s operating personnel with access to the Train 4 Facility during Commissioning, testing and start-up. Training shall be provided by personnel selected by Contractor who, in Contractor’s and the Equipment Subcontractor’s or Sub-subcontractor’s judgment, are qualified to provide such training, and shall take place at such locations and at such times as agreed upon by the Parties. Contractor shall provide trainees with materials described in Attachment A. Contractor shall also provide to Owner all training materials and aids developed to conduct such training in order to facilitate future training by Owner of personnel hired after Substantial Completion. If Contractor determines, using GECP, that a member of the operations personnel provided by Owner who is under the control of Contractor pursuant to Section 3.29 is not competent, or is not adequately participating in the training, or is not sufficiently capable of performing his or her duties in connection with the Train 4 Facility, and such deficiencies are not the fault of Contractor and cannot be cured by Contractor using GECP, the Contractor may require Owner to remove and replace that member of the operations personnel (provided such personnel have not been designated as Owner’s key personnel). 3.6 Environmental Regulations and Environmental Compliance. No later than thirty (30) Days after NTP, Contractor shall submit for Owner’s approval, not to be unreasonably withheld, Project-specific environmental policies and procedures. Such policies and procedures shall be in compliance with requirements of this Agreement, including Applicable Law and the plan and procedures set forth in Attachment J. Without limitation of Section 3.1, Contractor is responsible for performing the Work in compliance with all provisions of this Agreement regarding the environment and Applicable Law and in compliance with the policies and procedures set forth in Attachment J and the Project-specific policies and procedures approved by Owner. Contractor shall maintain all environmental compliance records required by Applicable Law and shall provide, or cause to be provided, necessary training to its employees, Subcontractors and Sub-subcontractors to ensure their compliance with the environmental rules and requirements of this Agreement. Contractor shall, at its sole cost and expense, dispose of all non-hazardous wastes and Hazardous Materials generated or brought onto the Site by Contractor, any Subcontractor or Sub-subcontractor during performance of the Work at off-Site disposal facilities permitted to receive such wastes and Hazardous Materials. Contractor shall provide copies of all waste and disposal records and reports to Owner. Contractor shall report to Owner, as soon as reasonably possible after having knowledge thereof and in no event later than one (1) Day after such occurrence, any violation of the foregoing. Contractor shall, at its sole cost and expense, remediate the release of any Hazardous Materials generated or brought onto the Site by Contractor, any Subcontractor or Sub-subcontractor or other event in violation of this Section 3.6. Contractor’s obligations under this Section 3.6 shall survive termination of this Agreement. 3.7 Contractor’s Tools and Construction Equipment. Contractor shall furnish all Construction Equipment necessary and appropriate for the timely and safe completion of the Work in compliance with this Agreement. Notwithstanding anything to the contrary contained in this RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 33 Exhibit 10.1 Agreement, Contractor shall be responsible for damage to or destruction or loss of, from any cause whatsoever, all Construction Equipment owned, rented or leased by Contractor or its Subcontractors or Sub-subcontractors for use in accomplishing the Work. Contractor shall require all insurance policies (including policies of Contractor and all Subcontractors and Sub- subcontractors) in any way relating to such Construction Equipment to include clauses stating that each underwriter will waive all rights of recovery, under subrogation or otherwise, against the Owner Indemnified Parties. 3.8 Employment of Personnel. A. Contractor shall not engage or retain or permit any Subcontractor or Sub- subcontractor to engage or retain, in connection with its performance under this Agreement, anyone who is unsafe, not skilled, or not qualified to perform the work assigned to such Person. Contractor agrees to promptly remove or reassign (or to require any Subcontractor or Sub-subcontractor to remove or reassign) from its services in connection with the Work any Person who does not meet the foregoing requirements, excluding vendors or suppliers who are not performing Work on the Site, laydown areas or modular fabrication yards. In addition, Contractor agrees that within forty-eight (48) hours after receipt of notice from Owner, it shall remove from the Work any employee or agent of Contractor or of Contractor’s Subcontractors or Sub-subcontractors who, in Owner’s reasonable opinion, is unsafe, incompetent, careless, unqualified to perform the Work assigned to such Person, creates an unsafe or hostile work environment, persists in any conduct which is prejudicial to safety, health, or the protection of the environment, disregards the terms and conditions of this Agreement, or is interrupting, interfering with or impeding the timely and proper completion of the Work. NOTWITHSTANDING THE FOREGOING, OWNER SHALL HAVE NO LIABILITY AND CONTRACTOR AGREES TO RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE OWNER INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, DAMAGES, COSTS, LOSSES AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND LITIGATION OR ARBITRATION EXPENSES) AND LIABILITIES, OF WHATSOEVER KIND OR NATURE, WHICH MAY DIRECTLY OR INDIRECTLY ARISE OR RESULT FROM CONTRACTOR OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR TERMINATING THE EMPLOYMENT OF OR REMOVING FROM THE WORK ANY SUCH EMPLOYEE OR AGENT WHO FAILS TO MEET THE FOREGOING REQUIREMENTS FOLLOWING A REQUEST BY OWNER TO HAVE SUCH EMPLOYEE OR AGENT REMOVED FROM THE WORK. Contractor shall replace any such employee or agent at its sole cost and expense. B. Contractor is responsible for maintaining labor relations in such manner that there is reasonable harmony among the employees of Contractor and its Subcontractors and Sub-subcontractors performing Work at the Site. Contractor and its Subcontractors and Sub-subcontractors performing Work at the Site shall conduct their labor relations in accordance with the recognized prevailing local area practices. Contractor shall inform Owner promptly of any labor dispute, anticipated labor dispute, request or demand by a labor organization, its representatives or members which may reasonably be expected to affect the Work. Contractor further agrees to inform Owner, before any commitments are made, about the negotiations of any agreements or understandings with local or national labor organizations. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 34 Exhibit 10.1 C. Contractor and its Subcontractors and Sub-subcontractors and the personnel of any of them shall not bring onto the Site any: (i) firearm of whatsoever nature, knife with a blade exceeding four (4) inches (100 millimeters) in length or other object which in the sole judgment of Owner is determined to be a potential weapon; (ii) alcoholic beverages or intoxicants of any nature; (iii) substance that creates a hazard and not related to the Work; (iv) animal; (v) illegal drugs of any nature; (vi) drugs (whether prescription or non- prescription) which impair physical or mental faculties; or (vii) prescription drugs without a valid prescription. D. In connection with the enforcement of this Section 3.8D, all employees and agents of Contractor and its Subcontractors and Sub-subcontractors shall successfully complete a drug screening test prior to performing Work at the Site, and periodically thereafter in accordance with the requirements of Attachment J. Contractor and its Subcontractors and Sub-subcontractors shall abide by and enforce the requirements of this Section 3.8D, and shall immediately remove from the Work and the Site to the extent permitted by Applicable Law any employee or agent of Contractor, Subcontractor or Sub- subcontractor who has violated the requirements of this Section 3.8D. The provisions of Section 3.8A with regard to liability of any of the Owner Indemnified Parties and Contractor’s release, indemnification, defense and hold harmless obligations shall apply to the removal of any such Person under this Section 3.8D. 3.9 Clean-up. Contractor shall keep the Site free from all waste materials or rubbish caused by the activities of Contractor or any of its Subcontractors or Sub-subcontractors. As soon as practicable after the completion of all Punchlist items, Contractor shall remove, at its own cost, all Construction Equipment and other items not constituting part of the Train 4 Facility (other than as required by Contractor to fulfil its obligations under Section 12.3A) and remove all waste material and rubbish brought on to or generated by Contractor from the Site and restore the Site in accordance with this Agreement. In the event of Contractor’s failure to comply with any of the foregoing, Owner may accomplish the same; provided, however, that Contractor shall be liable for and pay to Owner (directly, by offset, or by collection on the Letter of Credit, at Owner’s sole option) all reasonable costs associated with such removal and/or restoration, including costs associated with permitting, transportation and disposal at an authorized location. 3.10 Safety and Security. Contractor recognizes and agrees that safety and physical security are of paramount importance in the performance of the Work and that Contractor is responsible for performing the Work in a safe and physically secure manner. No later than thirty (30) Days NTP, Contractor shall deliver to Owner a safety program for Owner’s approval, not to be unreasonably withheld. Once Owner has approved Contractor’s re-submitted safety program, Contractor shall seek approval from Owner of any material changes to such safety program. Contractor’s safety program shall specify the written policies and procedures for maintaining and supervising all environmental, health and safety precautions and programs in connection with the performance of the Work, including appropriate precautions and Work-specific detailed programs for areas in and around the Site and the handling, collecting, removing, transporting or disposing of Hazardous Materials in order to ensure prudent practice on the Site for the safety of all Persons on the Site. Contractor further agrees to perform the Work in accordance with the safety and health rules and standards of Applicable Law (including OSHA) and such safety program, and Contractor shall assume all costs associated with compliance therewith. Contractor’s safety program shall

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 35 Exhibit 10.1 include the standards set forth in Attachment J. Owner’s review and approval of Contractor’s safety program shall not in any way relieve Contractor of its responsibility regarding safety, and Owner, in reviewing and approving such safety program, assumes no liability for such safety program. Contractor shall appoint one or more (as appropriate) safety representative(s) acceptable to Owner who shall be resident at the Site, have responsibility to immediately correct unsafe conditions or unsafe acts associated with the Work and the Train 4 Facility, act on behalf of Contractor on safety and health matters, and participate in periodic safety meetings with Owner after Work has commenced on the Site. Contractor further agrees to provide or cause to be provided necessary training and safety Construction Equipment to its employees, Subcontractors and Sub-subcontractors to ensure their compliance with the foregoing safety and health rules and standards and enforce the use of such training and Construction Equipment. Contractor shall maintain all accident, injury and any other records required by Applicable Law or Contractor’s safety program and shall furnish Owner a Monthly summary of injuries and labor hours lost due to injuries. Should Owner at any time observe Contractor, or any of its Subcontractors or Sub- subcontractors, performing the Work in an unsafe manner, or in a manner that may, if continued, become unsafe, then Owner shall have the right (but not the obligation) to require Contractor to stop the Work until such time as the manner of performing the Work has been rendered safe to the satisfaction of Owner; provided, however, that at no time shall Contractor be entitled to an adjustment of the Contract Price or Key Dates based on such work stoppage. Contractor shall be responsible for the security, fencing, guarding, temporary facilities, lighting, and supervision each as required and described in Attachment A until all of the requirements of Substantial Completion have been satisfied. Nothing in this Section 3.10 shall affect Contractor’s status as an independent contractor. With respect to (i) the Site’s access requirements, restrictions and procedures, (ii) Owner’s safety and security rules and procedures and (iii) other such safety rules and procedures as required by the Site’s landowner or Applicable Law and Regulations, Contractor acknowledges that it has fully investigated and has taken such requirements, rules and procedures into account in planning the Work to be performed in accordance with the Key Dates. Further, regarding Site access and performance of the Work on the Site, Contractor shall comply with any Site access, safety, security requirements, restrictions, rules and procedures imposed by (i) the Site’s landowner and (ii) Owner after Substantial Completion. As such, Contractor shall not be entitled to a Change Order to adjust the Contract Price or Key Dates as a result of Contractor’s (including its Subcontractors and Sub-subcontractors) compliance with such access, safety and security requirements, rules and procedures, except to the extent of any material changes made thereto by the Site’s landowner subsequent to the Amended and Restated Execution Date. Contractor (i) is aware of all Applicable Law and safety requirements established by Governmental Instrumentalities (including social distancing and use of protective equipment) and applicable guidelines issued by the Center for Disease Control relating to COVID-19 that were issued prior to or as of April 1, 2025, and (ii) has taken such requirements and guidelines into account in planning the Work and developing the Contract Price, COVID-19 Provisional Sum, and Guaranteed Dates. 3.11 Emergencies. In the event of any emergency endangering life or property in any way relating to the Work, the Train 4 Facility or the Site, whether on the Site or otherwise, Contractor shall take such action as may be reasonable and necessary to prevent, avoid or mitigate injury, damage, or loss and shall, as soon as possible, report any such incidents, including Contractor’s response thereto, to Owner. If Contractor fails to take such action and the emergency requires immediate action, then Owner, with or without notice to Contractor may, but shall be RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 36 Exhibit 10.1 under no obligation to, take reasonable action as required to address such emergency. The taking of any such action by Owner, or Owner’s failure to take any action shall not limit Contractor’s liability. Contractor shall reimburse Owner for the performance of any work or furnishing of any equipment or other items in connection with any emergency in an amount equal to the reasonable costs incurred by Owner in such performance of work or furnishing of equipment or other items. 3.12 Approvals, Certificates, Permits and Licenses. A. Contractor shall obtain the Permits listed in Attachment P as well as (i) those Permits for the Project that are required to be maintained in Contractor’s name and (ii) those Permits necessary to perform the Work (“Contractor Permits”), as well as cause its Subcontractors and Sub-subcontractors to obtain those Permits in (i) and (ii). B. Contractor shall provide information, assistance and documentation to Owner as reasonably requested in connection with the Permits to be obtained by Owner in Attachment Q. Without limiting the generality of the foregoing, Contractor acknowledges that Owner is required to provide regular reports and other information to FERC during the design and construction of the Train 4 Facility, and that the Train 4 Facility will be subject to regular inspections by FERC staff, and continuous monitoring by inspectors providing reports to FERC. Contractor shall provide continuing support services relating to the FERC and regulatory processes, including the preparation of all design and engineering documentation necessary to conform and update Owner’s FERC, TCEQ and other filings to the Scope of Work, either prior to or following the issuance of the final FERC Order for the Project. Contractor shall also perform the engineering with respect to the Owner Permits in accordance with Exhibit A, and shall cooperate with FERC staff and inspectors, and take such actions as necessary to facilitate FERC monitoring and inspection programs. C. If Owner fails to obtain a FERC Authorization or another Owner Permit, including variances as required to support site population levels, within the time frames required in this Agreement and such failure adversely affects Contractor’s actual costs (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any material requirement under this Agreement, then Contractor shall be entitled to a Change Order increasing the Contract Price accordingly, and, if such failure causes a delay (as that term is defined in Section 6.9), then Contractor shall be entitled to relief to the extent allowed under Section 6.8. Notwithstanding the foregoing, Contractor shall not be entitled to any relief to the extent that Owner’s failure to obtain a FERC Authorization or another Owner Permit is due to Contractor’s failure to comply with Section 3.12B or to cooperate with Owner or any relevant Governmental Instrumentality. 3.13 Books, Records and Audits. A. Contractor shall keep full and detailed books, construction and manufacturing logs, records, daily reports, accounts, schedules, payroll records, receipts, statements, electronic files, correspondence and other pertinent documents as may be necessary for proper management under this Agreement, as required under Applicable Law or this Agreement (“Books and Records”). Contractor shall maintain all such Books and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 37 Exhibit 10.1 Records in accordance with GAAP and shall retain all such Books and Records for a minimum period of time equal to the greater of: (i) three (3) years after Final Completion, (ii) such period of time as may be required under Applicable Law, or (iii) the time period required for resolution of all third-party claims arising out of or relating to this Agreement, the Work or the Train 4 Facility. B. Upon reasonable notice, Owner, Lender, and Independent Engineer shall have the right to audit or to appoint an independent public accounting firm to audit Contractor’s Books and Records; provided, however, with respect to an independent public accounting firm, such Lender, Independent Engineer and independent public accounting firm and their representatives shall first execute a confidentiality agreement with Contractor. Contractor’s Books and Records may be audited as necessary to (i) validate all amounts billed under any Change Orders that are not a fixed price, the reimbursable costs incurred with respect to any Provisional Sums, and (ii) review and confirm safety records, provided that if pursuant to Section 7.1B.6, Contractor claims that the contract prices of any of the Subcontracts with Subcontractors listed in Category A or B of Schedule LL-1 have increased by [***] percent ([***]%) or more, Owner shall be entitled to audit as necessary to validate all amounts or quotes under such Subcontracts. When requested by Owner, Contractor shall provide the auditors with reasonable access to all relevant Books and Records, and Contractor’s personnel shall cooperate with the auditors to effectuate the audit or audits hereunder. The auditors shall have the right to copy such Books and Records at Owner’s expense. Contractor shall bear all reasonable costs and expenses incurred by it in assisting Owner with audits performed pursuant to this Section 3.13. Contractor shall include audit provisions identical to this Section 3.13 in all Subcontracts. The restrictions in this Section 3.13B to the audit rights of Owner, Lender or Independent Engineer shall not control over any rights such parties have under Applicable Law, in discovery in any arbitration or litigation arising out of Article 18 or in any arbitration or litigation against Guarantor or in any litigation between Owner and any Governmental Instrumentality. 3.14 Tax Accounting. A. Within a reasonable period of time (not to exceed thirty (30) Days) following Contractor’s receipt of Owner’s written request therefor, Contractor shall provide Owner with any information regarding quantities, descriptions and sales prices of any Equipment installed on or ordered for the Train 4 Facility and any other information, including Books and Records, subject to the extent of the audit rights in Section 3.13, as Owner may deem reasonably necessary in connection with the preparation of its tax returns or other tax documentation in connection with the Project or the determination of Equipment listed in Attachment DD. No access to the aforementioned information (including Books and Records) shall be granted to Owner’s tax consultant until such tax consultant has signed a confidentiality agreement with Contractor in accordance with the standard practice in the auditing industry for audits of this kind. B. Contractor acknowledges that Owner is pursuing ad valorem tax abatement through the Texas Comptroller of Public Accounts, and upon request, Contractor shall provide to Owner and Owner’s tax consultant access to documentation required or RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 38 Exhibit 10.1 requested by the Texas Comptroller of Public Accounts or any other Governmental Instrumentality in order for Owner to perfect such abatement related to the sales price of Equipment, including Equipment sales price, price of fabrication and design specifications, installation labor costs and overhead and other indirect costs. Documentation shall consist of asset name or Equipment reference number, a description of the asset, and amount charged by Contractor to Owner. Contractor agrees to offer similar assistance to Owner toward any other federal, state or local program that is enacted and would allow for a reduction, rebate, abatement or exemption of (i) Taxes or (ii) Texas Sales and Use Tax on Equipment listed in Attachment DD. 3.15 Temporary Utilities, Roads, Facilities and Storage. A. Prior to Substantial Completion and except for those utilities designated to be provided by Owner pursuant to Article 4, Contractor shall provide and pay for all utilities (e.g., electricity, water, communication, cable, telephone, waste and sewer), including all connections and substations, necessary for the performance of the Work, including installation, Permit and usage costs. B. Contractor shall construct and maintain temporary access and haul roads as may be necessary for the proper performance of this Agreement. Roads constructed on the Project Site shall be subject to Owner’s approval, not to be unreasonably withheld. Contractor shall provide Owner with sufficient office space at the time of Contractor’s mobilization at the Site to accommodate Owner’s Representative and support staff. Contractor shall provide Owner with all office space, construction trailers, utilities, storage and warehousing, security, telephones, furnishings, and other temporary facilities required for their oversight of the Work, as set forth in more detail in Attachment A. C. All Equipment and other items or components thereof comprising part of the Work stored at a location other than on the Site shall be segregated from other goods and shall be clearly marked as “Property of Rio Grande LNG Train 4, LLC”. 3.16 Subordination of Liens. Contractor hereby subordinates any mechanics’ and materialmen’s liens or other claims or encumbrances that may be brought by Contractor against any or all of the Work, the Site, or the Train 4 Facility to any liens granted in favor of Lender, whether such lien in favor of Lender is created, attached or perfected prior to or after any such liens, claims or encumbrances, and shall require its Subcontractors and Sub-subcontractors to similarly subordinate their lien, claim and encumbrance rights. Contractor agrees to comply with reasonable requests of Owner for supporting documentation required by Lender, including any necessary lien subordination agreements, affidavits or other documents that may be required to demonstrate that Owner’s property and the Site are free from liens, claims and encumbrances arising out of the furnishing of Work under this Agreement. Nothing in this Section 3.16 shall be construed as a limitation on or waiver by Contractor of any of its rights under Applicable Law to file a lien or claim or otherwise encumber the Project as security for any undisputed payments owed to it by Owner hereunder that are past due, provided that such lien or claim is subordinate to any liens granted in favor of Lender.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 39 Exhibit 10.1 3.17 Hazardous Materials. Contractor shall not, nor shall it permit or allow any Subcontractor or Sub-subcontractor to, bring any Hazardous Materials on the Site and shall bear all responsibility and liability for such materials; provided, however, that Contractor may bring onto the Site such Hazardous Materials as are necessary to perform the Work so long as the same is done in compliance with Applicable Law, Applicable Codes and Standards, and the requirements specified in Attachment J, and Contractor shall remain responsible and liable for all such Hazardous Materials. If Contractor or any Subcontractor or Sub-subcontractor encounters Pre-Existing Hazardous Materials at the Site, Contractor and its Subcontractors and Sub- subcontractors shall immediately stop Work in the affected area and notify Owner. Contractor and its Subcontractors and Sub-subcontractors shall not be required to resume Work in connection with such Pre-Existing Hazardous Materials or in any area affected thereby until Owner has: (i) obtained any required permits or other approvals related thereto; and (ii) delivered to Contractor a written notice (x) specifying that any affected area is or has been rendered suitable for the resumption of Work in compliance with Applicable Law or (y) specifying any special conditions under which such Work may be resumed in compliance with Applicable Law. To the extent that any such suspension adversely affects Contractor’s or its Subcontractors’ or Sub-subcontractors’ cost or time for performance of the Work in accordance with the requirements of this Agreement, Contractor shall be entitled to an appropriate Change Order pursuant to Section 6.2A.8. If under such circumstances Contractor or any of its Subcontractors or Sub-subcontractors fail to stop Work and notify Owner, Contractor shall be responsible and liable to Owner in accordance with Section 17.1B for all damages, costs, losses and expenses to the extent relating to such failure, subject to an aggregate cap of [***] U.S. Dollars (U.S.$[***]) and Owner hereby releases Contractor Indemnified Parties (in connection with the Work, Phase 1 Work, and Train 5 Work), its Subcontractors or Sub-subcontractors (in connection with the Work) and any subcontractors and sub-subcontractors of Contractor (in connection with the Phase 1 Work and Train 5 Work) from any such liability in excess thereof. For the avoidance of doubt, any such liability of Contractor under this Agreement, the Phase 1 EPC Agreements, and the Train 5 EPC Agreement shall not exceed [***] U.S. Dollars (U.S.$[***]) in the total cumulative aggregate under the Phase 1 EPC Agreements, Train 5 EPC Agreement, and this Agreement and Owner’s release above shall similarly apply to such cumulative aggregate. 3.18 Quality Assurance. No later than thirty (30) Days after NTP, Contractor shall submit to Owner for its review and approval, not to be unreasonably withheld, a facility-specific quality control and quality assurance plan and an inspection plan detailing Contractor’s quality plan (“Quality Plan”) and Subcontractor source inspection plan as required by Attachment Y. Contractor shall submit to Owner for its approval, not to be unreasonably withheld, detailed inspection and test plans and supporting construction procedures as required by Attachment Y. Prior to the commencement of the Work, detailed quality assurance and quality control procedures and plans applicable to that portion of the Work shall be issued to Owner in accordance with Attachment Y. Owner’s review and approval of Contractor’s Quality Plan, Subcontractor source inspection plan, detailed construction inspection and test plans and supporting construction procedures, and detailed quality assurance and quality control procedures and plans shall in no way relieve Contractor of its responsibility for performing the Work in compliance with this Agreement. As part of such plans, Contractor agrees that it shall keep a daily record of inspections performed, and Contractor shall make available at the Project Site for Owner’s and Lender’s (including Independent Engineer) review a copy of all such inspections. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 40 Exhibit 10.1 3.19 Reports and Meetings. A. Reports. Contractor shall provide Owner with one (1) hardcopy and one (1) electronic copy of the following reports and such other information required in this Agreement: 1. minutes for all weekly status and Project-related meetings with Owner within five (5) Business Days following such meeting; 2. safety or environmental incident reports within three (3) Business Days following the occurrence of any such incident (including “near miss” incidents where no individual was injured or property was damaged), except for any safety or environmental incident involving a significant non-scheduled event such as LNG or natural gas releases, fires, explosions, mechanical failures, unusual over-pressurizations or major injuries which shall be provided to Owner within eight (8) hours of the occurrence of such incident; provided, however, notification shall be provided to Owner immediately if any safety or environmental incident threatens public or employee safety, causes significant property damage, or interrupts the Work; 3. weekly (or such longer duration as otherwise agreed by Owner in writing) progress reports (“Weekly Progress Reports”), in a form reasonably acceptable to Owner and containing the information required in Attachment X, which shall be provided one (1) Day prior to the weekly progress meeting and shall cover all activities up to the end of the previous week; and 4. Monthly progress reports, in a form reasonably acceptable to Owner and containing the information required in Attachment X (“Monthly Progress Reports”). Contractor shall provide the Monthly Progress Report no later than ten (10) Days after the end of each Month, and the Monthly Progress Report shall cover activities up through the end of the previous Month. Contractor shall provide Owner with the number of copies of such reports and shall arrange for the distribution thereof as Owner may reasonably request. B. Meetings. 1. A weekly progress meeting with Owner shall occur every week, on a weekday to be agreed to by the Parties, at the Site, or at an alternate site agreeable to the Parties, to discuss the matters described in Attachment X for the prior week. The meetings shall be attended by Contractor and those Contractor employees and Subcontractors reasonably requested by Owner. 2. A Monthly progress meeting shall be held within one (1) week after the issuance of the Monthly Progress Report at the Site, or at an alternate site agreeable to Owner and Contractor, to discuss the matters described in Attachment X for the prior Month and to review the Monthly Progress Report for that Month with Owner. The Monthly progress meeting shall be attended by the Owner Representative, the Contractor Representative and those Contractor RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 41 Exhibit 10.1 employees, Subcontractors and Sub-subcontractors reasonably requested by Owner. The meetings may be attended by any authorized representative or agent of Lender or the Independent Engineer. 3.20 Payment. Contractor shall timely make all payments required to be paid to Owner pursuant to the terms of this Agreement. 3.21 Commercial Activities. Neither Contractor nor its employees shall establish any commercial activity or issue concessions or permits of any kind to third parties for establishing commercial activities on the Site or any other lands owned or controlled by Owner; provided, however, temporary lunch wagons and vending machines may be permitted upon prior approval by Owner, not to be unreasonably withheld. 3.22 Title to Materials Found. As between Owner and Contractor, the title to water, soil, rock, gravel, sand, minerals, timber, and any other materials developed or obtained in the excavation or other operations of Contractor, any Subcontractor or Sub-subcontractor and the right to use said materials or dispose of same is hereby expressly reserved by Owner. Contractor may use in the Work mesquite and top soil and fill for leveling, provided that such materials comply with the requirements of this Agreement. Notwithstanding the above, Contractor shall remain liable for, at its sole cost and expense, the disposal of all materials developed or obtained in the excavation or other operations of Contractor, any Subcontractor or Sub-subcontractor (excluding Pre-Existing Hazardous Materials and Unforeseen Subsurface Conditions, if any). 3.23 Survey Control Points and Layout. Contractor shall establish all survey control points and layout the entire Work in accordance with the requirements of this Agreement, which shall be based on the survey control points established by Owner pursuant to Section 4.5. Contractor acknowledges that, prior to commencement of the Work, it has independently confirmed with a surveyor, licensed in the state of Texas, the proper placement of such survey control points. If Contractor or any of its Subcontractors, Sub-subcontractors or any of the representatives or employees of any of them move or destroy or render inaccurate the survey control points provided by Owner, such control points shall be replaced by Contractor at Contractor’s own expense. 3.24 Cooperation with Others. Subject to the provisions of this Agreement, including Section 4.3, Contractor acknowledges that Owner, its consultants and professionals described in Section 2.5D and other contractors and other subcontractors or other Persons may be working at the Site or the Phase 1 Facilities Site during the performance of this Agreement. Owner shall, and shall require that such consultants and professionals described in Section 2.5D and other contractors and other subcontractors or other Persons working at the Site (except with respect to Contractor’s work performed under the Trains 1 and 2 EPC Agreement and Train 3 EPC Agreement) during the performance of this Agreement prior to Substantial Completion, at all times while on the Site comply with Contractor’s safety program approved by Owner pursuant to Section 3.10 that is applicable to the Site. To minimize interference with the work of any other parties, Contractor and its Subcontractors and Sub-subcontractors shall not, unless permitted by Owner in writing, perform the Work in the restricted work areas set forth in Attachment Z. No later than thirty (30) Days after NTP, Contractor shall provide to Owner, for its review and comment, a Site access plan designating the entrances and exits to the Site that will be used during construction RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 42 Exhibit 10.1 and providing Contractor’s proposed Site access policies, all in accordance with the requirements of this Agreement and Attachment J. In addition, Contractor shall reasonably cooperate and coordinate its Work with Owner’s other contractors performing services on the Site (and Contractor shall fully cooperate and coordinate its Work with its separate work under the Trains 1 and 2 EPC Agreement and Train 3 EPC Agreement) and shall not obstruct or restrict Owner’s access to and on the Site and Project Site. Owner’s Site and Project Site access shall in no way relieve Contractor from its obligations to carry out the Work in accordance with this Agreement. 3.25 Responsibility for Property. Contractor shall plan and conduct its operations so that neither Contractor nor any of its Subcontractors or Sub-subcontractors shall (i) enter upon private lands (other than the Project Site) or water bodies in their natural state unless authorized by the owners of such lands; (ii) enter any restricted areas set forth in Schedule A-1 or Attachment Z; (iii) close or obstruct any utility installation, highway, waterway, harbor, road or other property unless and until applicable Permits have been obtained and, to the extent such items are located on the Project Site, Owner’s permission has been obtained; (iv) disrupt or otherwise interfere with the operation of any portion of any pipeline, telephone, ship or barge operation, dredging activities, activities of the Port Authority Indemnified Parties, conduit or electric transmission line, railroad, ditch, navigational aid, dock or structure unless otherwise specifically authorized by Owner in writing, the appropriate entity or authority, or otherwise provided in Attachment A; (v) damage any property listed in (iii) or (iv); and (vi) damage or destroy maintained, cultivated or planted areas or vegetation such as trees, plants, shrubs, shore protection, paving, or grass adjacent to the Project Site. The foregoing includes damage arising from performance of the Work through operation of Construction Equipment or stockpiling of materials. Contractor shall be responsible for all damages, costs, losses and expenses arising out of non-compliance with this Section 3.25 (in accordance with the indemnification and defense obligations set forth in Section 17.1I) and shall, as soon as reasonably possible, restore at its own cost and expense such property to the condition it was in before such damage. If (i) damage occurs to Train 1 or Train 2 prior to substantial completion of such applicable Train 1 or Train 2, liability for such damage shall be governed by the Trains 1 and 2 EPC Agreement and (ii) damage occurs to Train 3 prior to substantial completion of Train 3, liability for such damage shall be governed by the Train 3 EPC Agreement. Contractor and its Subcontractors and Sub-subcontractors shall coordinate and conduct the performance of the Work so as to not unreasonably interfere with or disrupt the use and peaceful enjoyment of any adjacent property to the Site or Phase 1 Facilities Site. 3.26 Explosives. Explosives shall not be transported to the Site without Owner’s prior approval. In the event that Contractor receives such approval, explosives shall be transported to the Site only when required to perform the Work under this Agreement and with at least thirty (30) Days’ prior notice to and approval of Owner. Contractor shall be responsible for properly purchasing, transporting, storing, safeguarding, handling and using explosives required to perform the Work under this Agreement. Contractor shall employ competent and qualified personnel for the use of explosives. Residual surplus explosives shall be promptly removed from the Site and properly disposed of by Contractor. Contractor shall strictly comply with Applicable Law and Applicable Codes and Standards in the handling of explosives pursuant to this Agreement (including the U.S. Patriot Act of 2001 and any and all rules and regulations promulgated by the U.S. Department of Homeland Security and the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives), shall perform all obligations and obtain all Permits with respect to explosives, and shall develop and file and provide copies to Owner of all documentation regarding same.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 43 Exhibit 10.1 3.27 No Interference with Phase 1 Facilities. A. Contractor understands that upon substantial completion of Train 1 and Train 2 under the Trains 1 and 2 EPC Agreement and Train 3 under the Train 3 EPC Agreement, such Train will be under full commercial operation and it is the Parties’ intent that the performance of the Work and Contractor’s other obligations under this Agreement, including with respect to the Work, will not interfere with the commercial operation of Train 1, Train 2 and Train 3, except to the extent and for the durations specified in Attachment HH. No later than fourteen (14) Days’ prior to the time that Contractor plans to perform such interfering Work, Contractor shall propose a detailed plan setting out how Contractor intends that such interfering Work will be performed to minimize, to the greatest extent reasonably possible, interference with the operation of Train 1, Train 2 and Train 3 respectively, while at all times complying with the requirements in Attachment HH. Prior to performing such Work, Owner and Contractor shall mutually agree in writing on a final plan for Contractor to execute such Work. Owner may, in its sole discretion, subsequently prohibit such interfering Work from being performed in accordance with the final plans agreed by the Parties, but in such case, Contractor shall be entitled to a Change Order to the extent permitted under Sections 6.2A.1 and 6.8. B. It is the Parties’ intent that, except for the activities listed in Attachment HH, the performance of the Work and Contractor’s other obligations under this Agreement will not interfere with the operation of Train 1 or Train 2 after such Train has achieved substantial completion under the Trains 1 and 2 EPC Agreement or Train 3 after Train 3 has achieved substantial completion under the Train 3 EPC Agreement. During the performance of the Work, should an unforeseeable situation arise that requires access to or has the potential of interfering with the operation of Train 1, Train 2 or Train 3, Contractor shall, except in an emergency endangering property or any Persons, give Owner written notice as soon as possible but no later than thirty (30) Days’ prior to the time that Contractor plans to perform such interfering Work, detailing a plan that proposes in detail how Contractor intends that such Work will be performed to minimize, to the greatest extent reasonably possible, interference with the operation of Train 1, Train 2 and Train 3, as applicable. Such plan proposed by Contractor shall be the least disruptive to operations of Train 1, Train 2 and Train 3, unless such plan is disproportionately expensive when compared to the impact on the operations of Train 1, Train 2 and Train 3. Emergency actions are governed by Section 3.11. Prior to performing such Work, Owner and Contractor shall mutually agree in writing on a final plan for Contractor to execute such interfering Work. Owner may, in its sole discretion, subsequently prohibit such interfering Work from being performed in accordance with the final plans agreed by the Parties, but in such case, Contractor shall be entitled to a Change Order to the extent permitted under Sections 6.2A.1 and 6.8. C. Contractor acknowledges the risks, hazards and constraints relating to performing Work adjacent to, and within the confines of operating facilities, including Train 1 and Train 2 after it has achieved substantial completion under the Trains 1 and 2 EPC Agreement and Train 3 after it has achieved substantial completion under the Train 3 EPC Agreement. This requires significant planning and attention to safe work practices to ensure the safety and reliability of the operating facilities and the safety of the construction RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 44 Exhibit 10.1 and operational personnel. Such detailed planning activities and safe work plans shall be provided to Owner for its approval, not to be unreasonably withheld, within a reasonable period of time prior to performing any Work affecting the operation of the Train 4 Facility. 3.28 Equipment Not Incorporated into the Train 4 Facility. If, after Substantial Completion and prior to Final Completion, Contractor has any Equipment that it purchased for the Train 4 Facility but did not incorporate into the Train 4 Facility, Owner has the option of either purchasing such Equipment at fair market value, plus applicable sales tax (unless an applicable exemption or direct payment permit exemption certificate is provided to Contractor), and customs and import duties if the item was intended for re-export, or requiring that Contractor haul off such Equipment at Contractor’s own cost and expense (and if required to haul off such Equipment, Owner shall transfer title to such Equipment to Contractor); provided that, if such Equipment was purchased on a basis other than a lump sum basis (such as on a time and material basis under a Change Order), then if Owner elects to take such Equipment, it may take such Equipment at no cost to Owner, and title to such Equipment shall remain with Owner in accordance with Section 8.1B. 3.29 Operation Personnel. A. Until Substantial Completion, Owner’s operating personnel shall be under the control of and supervised by Contractor, and Contractor shall (subject to Owner’s indemnification obligations under Section 17.2) be fully responsible for the acts and omissions of such personnel; provided, however, notwithstanding the foregoing, such operating and maintenance personnel shall remain employees or agents of Owner and shall not be considered employees of Contractor for any reason. B. To the extent not set forth in Attachment A, Contractor shall, no later than [***] ([***]) Days prior to the Guaranteed Substantial Completion Date, prepare for Owner’s review a proposed plan regarding the utilization of Owner’s operation personnel during Commissioning and for the conduct of Performance Tests and any other tests. Each such plan shall be prepared to avoid any impact on the operation of Train 1, Train 2, or Train 3 after Substantial Completion and to take into account Owner’s operating and maintenance procedures, the number of operating and maintenance personnel available to Owner for participation in pre-commissioning, Commissioning, start-up and Performance Testing, safety issues for Train 4 and the type of activities to be performed. Such plan shall be mutually agreed-upon by the Parties in writing no later than forty-five (45) Days after Owner’s receipt of Contractor’s proposed plan. Nothing in this Agreement, including this Section 3.29 or Section 3.2H, shall be interpreted to create a master-servant or principal- agent relationship between Contractor and any of Owner’s operation or maintenance personnel. 3.30 Compliance with Real Property Interests. Contractor shall, in the performance of the Work, comply, and cause all Subcontractors and Sub-subcontractors to comply, with any easement, lease, right-of-way or other property interests that are clearly delineated in Attachment Z and affect or govern the Project Site or any other real property used for the purposes of completing the Work. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 45 Exhibit 10.1 3.31 Taxes. Subject to Section 7.1, the Contract Price includes all Taxes imposed on or payable by Contractor, its Subcontractors and Sub-subcontractors in connection with the Work. Contractor shall be responsible for the payment of all Taxes imposed on or payable by Contractor, its Subcontractors and Sub-subcontractors in connection with the Work. 3.32 Electronic File Sharing Site. Commencing on the Amended and Restated Execution Date and until the expiration of the Defect Correction Period, Contractor shall create and maintain an electronic file sharing site that can be accessible by Owner, Owner’s Affiliates, Lenders, Independent Engineer and any other Persons designated by Owner, and their respective employees, officers and directors (using their own or their respective company’s computers or electronic devices). Such electronic file share site shall be subject to approval by Owner, not to be unreasonably withheld. Contractor shall upload, in native format, onto such electronic file sharing site all Work Product, reports, schedules, Drawings, Specifications and project specific policies and procedures (other than Invoices or Change Orders) contemporaneously with, or immediately after, such document, data and information was submitted to Owner. Such electronic file sharing site shall not be a substitute for the submission of documents to Owner as required herein, but instead shall serve as an additional service provided to Owner enabling Owner, Owner, Owner’s Affiliates, Lenders, Independent Engineer and any other Persons designated by Owner to have another source of access to such documents, data and information. ARTICLE 4 OWNER’S RESPONSIBILITIES Owner shall comply with the following provisions in a timely manner: 4.1 Payment. Owner shall timely pay the Contract Price in accordance with the provisions of Article 7 hereof. 4.2 Permits. Owner shall be responsible for obtaining and maintaining (i) the Permits listed in Attachment Q, (ii) those Permits for the Project that are required to be maintained in Owner’s name and (iii) those Permits required for the operation of the Train 4 Facility. To the extent Owner has not obtained any Permits prior to the Amended and Restated Execution Date, Owner shall obtain such Permits in accordance with the schedule contained in Attachment Q and Owner shall provide Contractor with copies of such Permits within five (5) Business Days after obtaining them. 4.3 Access on the Site. A. Owner shall provide Contractor with access on the Site to the extent necessary to perform any LNTP Work and, in any event, upon issuance of NTP. Subject to Sections 3.24, 3.25 and 3.27, such access shall be sufficient to permit Contractor to progress with construction on a continuous basis without material interruption or interference. Subject to Sections 3.24, 3.25 and 3.27, Owner shall provide Contractor with access to the Phase 1 Facilities Site and the Expanded Facility Site as necessary for Contractor to perform the Work, and with respect to Train 1, Train 2 and Train 3, prior to substantial completion of such Train, such access shall be sufficient to permit Contractor RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 46 Exhibit 10.1 to progress with construction on a continuous basis without material interruption or interference. B. Contractor understands that Owner may choose to develop the Expanded Facility under one or more separate agreements (the “Expanded Facility Work”). Such other agreements may or may not involve Contractor and may be performed during the course of the completion of the Work covered under this Agreement. If such Expanded Facility Work does not involve Contractor, and as a result of such concurrent activities, impacts the performance of the Work on the Site, then Contractor shall be entitled to a Change Order to the extent such Expanded Facility Work adversely affects the Key Dates or Contractor’s costs of performance of the Work to the extent permitted in Section 6.2A.1 and 6.8, provided that Contractor complies with the notice and Change Order request requirements set forth in Sections 6.2 and 6.5. 4.4 Operation Personnel. Owner shall retain sixty (60) competent operating personnel (who are capable of being trained by Contractor) to assist Contractor with the commissioning and start-up of the Train 4 Facility under the supervision of Contractor during commissioning as set forth in Attachment M and to operate the Train 4 Facility prior to Substantial Completion under the supervision of Contractor as set forth in Attachment A and Attachment V (Owner’s “operation personnel”). Until Substantial Completion, such personnel shall be under the control of and supervised by Contractor in accordance with Section 3.29, subject to Owner’s indemnity obligations in Section 17.2. 4.5 Legal Description and Survey. Owner shall provide to Contractor for Contractor’s information a survey of the Project Site showing the boundaries of the Project Site and three (3) survey control points, the proper placement of which Contractor has confirmed as set forth in Section 3.23. 4.6 Owner-Furnished Items. A. Rely Upon Information. Owner shall be responsible for the Rely Upon Information identified in Attachment BB. Should Contractor discover an error, omission or inaccuracies in such information, Contractor shall be entitled to a Change Order to the extent permitted under Sections 6.2A.9 and 6.8. B. Owner-Furnished Items. Owner shall, at no cost to Contractor, provide the items listed in Attachment V (“Owner-Furnished Items”) within the times and at the locations set forth therein, subject to the conditions specified therein. C. Natural Gas Feed to Achieve Substantial Completion. As between Owner and Contractor under this Agreement and subject to Section 4.6D, Owner shall procure and make natural gas feed available for the Commissioning, start-up, cool down and testing of Train 4 (including natural gas utilized in the initial cool-down) subject to the conditions in Attachment V. The natural gas feed to Train 4 will meet the pressure, temperature and quality requirements set forth in Schedule A-2. Such natural gas feed shall be made available by (or on behalf of) Owner at the inlet facilities to be constructed by Contractor as part of the Work. As between Owner and Contractor under this Agreement, Owner shall

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 47 Exhibit 10.1 procure, at its sole cost, natural gas feed in order for Contractor to achieve Substantial Completion. Contractor shall use GECP to minimize the amount of natural gas flaring or venting (and at all times complying with any restrictions required under Applicable Law) that is necessary to achieve Substantial Completion, and the start-up, Commissioning and testing procedures agreed upon by the Parties shall be developed and administered in a manner to minimize natural gas flaring and venting. D. Feed Gas Delivery. 1. In connection with Train 4, Contractor shall give its best estimate of when natural gas feed is required to produce the LNG necessary to achieve RLFC of Train 4. Such notice shall be provided at least two hundred seventy (270) Days prior to achievement of RLFC and shall include the quantities of feed gas needed, including a range of Days and range of flows for each Day. 2. For all other circumstances that Contractor may require natural gas feed up to the achievement of Substantial Completion, Contractor shall provide Owner: (i) written notice at least sixty (60) Days prior to Contractor needing its first deliveries of natural gas feed including a range of Days and a range of flows for each Day which Contractor, using GECP, believes it will need for delivery of natural gas feed; and (ii) a second written notice at least thirty (30) Days prior to Contractor needing its first deliveries of natural gas feed, with an updated forecast of the Days and amounts of natural gas feed deliveries (within the ranges provided by Contractor in its initial notice delivered pursuant to Section 4.6D.2(i)). 3. Provided Contractor provides notice in accordance with Section 4.6D.1 and 4.6D.2, Owner will procure such natural gas feed subject to the conditions in Attachment V; provided, however, notwithstanding anything to the contrary in this Agreement, Owner is not obligated to provide any natural gas feed for Train 4 prior to the date set forth in Attachment V. E. Electrical Power. Owner shall procure and make permanent electric power available for the operation of Train 4 in accordance with Attachment V. Such electric power shall be made available by (or on behalf of) Owner at the Pompano switch yard to be located at the Project Site. F. LNG for Cooldown for RLFC and Substantial Completion. Owner shall cause its Affiliate to cool down those portions of the Phase 1 Facilities that have achieved substantial completion necessary for Contractor to achieve RLFC and Substantial Completion. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 48 Exhibit 10.1 4.7 Owner Representative. Owner designates [***] as the Owner Representative. Notification of a change in Owner Representative shall be provided in advance, in writing, to Contractor. 4.8 Texas Sales and Use Tax. A. Sales and Use Taxes Exemption Certificates on Equipment. 1. For Texas Sales and Use Tax, this Agreement shall be considered to be a separated contract for the construction of new non-residential real property as defined under Applicable Law, including 34 Tex. Admin Code Rule § 3.291(a)(13). Contractor shall ensure that all Subcontracts are separated for Texas Sales and Use Tax purposes. 2. The associated portion of the Contract Price attributable to each piece of Equipment is located in Attachment DD, which has been prepared to satisfy the requirements of Applicable Law of Texas for a separated contract. Contractor shall, with respect to any Change Order entered into between Owner and Contractor that results in an update to Attachment DD, provide such update to Owner for its review as part of the documentation required in Article 6. 3. Prior to issuance of NTP or any LNTP directing Contractor to procure any Equipment, and to the extent not already included in Attachment DD, Owner shall issue a Texas direct pay exemption certificate to Contractor, and Contractor shall not invoice Owner for any Texas Sales and Use Tax on Equipment. Pursuant to direct pay permit status, Owner shall pay applicable Texas Sales and Use Tax on Equipment directly to the State of Texas. Contractor shall provide the documents and information necessary to allow the Owner to properly determine this tax liability. Contractor shall maintain for Owner’s review copies of exemption certificates and other similar documentation necessary to support all Texas Sales and Use Tax exemptions that may be available to Owner, Contractor or any Subcontractor or Sub-subcontractor in connection with the Work. 4. Contractor shall reasonably cooperate with Owner to minimize any and all Texas Sales and Use Tax relating to the Project. If Contractor or any Subcontractor or Sub-subcontractor incurs any Texas Sales and Use Tax on any items of Equipment listed in Attachment DD for which Owner provided Contractor with a valid direct pay exemption certificate, Contractor shall be responsible for the payment of such Texas Sales and Use Tax without reimbursement by Owner and Contractor shall indemnify, defend and hold harmless any and all Owner Indemnified Parties from and against any claims by a Governmental Instrumentality for such Texas Sales and Use Tax. B. Additional Contractor Texas Sales and Use Tax Responsibilities. For Texas Sales and Use Tax purposes, Contractor shall be considered a retailer of all Equipment incorporated into the Work. Contractor shall issue a valid Texas Sales and Use Tax resale exemption certificate for such Equipment to its Subcontractors, and Contractor RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 49 Exhibit 10.1 shall not pay, consistent with such exemption certificate, any sales and use tax on such Equipment to Subcontractors. Notwithstanding the foregoing, Contractor shall remain responsible for the payment of all Taxes on account of the Work, including Texas Sales and Use Tax on any purchase, lease or rental of construction equipment and on any other purchases related to Work other than the Equipment. C. Taxes on Delivered Property. Owner shall be responsible for all property tax on Equipment that has been delivered to the Site and laydown areas. 4.9 Hazardous Materials. If Pre-Existing Hazardous Materials are discovered at the Site, Owner shall, at the sole cost, expense and liability of Owner (except for those costs, damages, losses and expenses for which Contractor is responsible and/or liable under Section 3.17), remediate, remove, transport, and dispose of such Pre-Existing Hazardous Materials. 4.10 LNG Tanker Release. Owner shall endeavor to obtain a release of Contractor Indemnified Parties and Owner Indemnified Parties from the owner of any LNG Tanker and related LNG cargo from any and all damages, losses, costs and expenses arising out of or resulting from claims for damage to or destruction of an LNG Tanker and loss of the related LNG cargo or personal injury or death of any employee, officer or director employed by the company operating, owning or leasing such LNG Tanker or owning the related LNG cargo in connection with the delivery of LNG of any LNG Tanker to the Project where such damage, destruction, loss, injury or death occurs prior to Substantial Completion. Owner shall endeavor to obtain a release which shall apply regardless of the cause of such damage, destruction, injury or death, including the sole or joint negligence, breach of contract or other basis of liability of any member of the Contractor Indemnified Parties and any member of the Owner Indemnified Parties. ARTICLE 5 COMMENCEMENT OF WORK, KEY DATES, AND SCHEDULING OBLIGATIONS 5.1 Commencement of Work. Upon Contractor’s receipt from Owner of an LNTP or NTP, Contractor shall immediately commence with the performance of the Work specified in such LNTP or NTP. 5.2 Limited Notice to Proceed/Notice to Proceed. A. Limited Notice to Proceed. Owner has issued an LNTP authorizing and requiring Contractor to commence performance of the Work described in Schedule H-3 (“LNTP No. 1”), subject to the maximum cost agreed upon by the Parties as set forth in LNTP No. 1 (and such maximum cost may be increased by written agreement of the Parties). All Work performed under LNTP No. 1 shall be performed in accordance with the terms and conditions of this Agreement. Contractor shall be paid for such LNTP No. 1 Work pursuant to the terms and conditions of this Agreement and LNTP No. 1, with all payment for Work under LNTP No. 1 credited against the Contract Price. B. Additional LNTPs. Subject to Section 5.2G, at any time prior to the date of issuance of NTP, Owner may issue one or more LNTPs using the form attached hereto as Schedule H-1, which shall authorize and require Contractor to commence performance of a specified portion of the Work (provided that the Parties must mutually agree to any RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 50 Exhibit 10.1 LNTPs). All Work performed under such LNTP shall be performed in accordance with the terms and conditions of this Agreement. An LNTP shall specify the maximum total cost of such specified Work, and Contractor shall be paid for such specified Work pursuant to the terms and conditions of this Agreement, with the payments under such LNTP credited against the Contract Price. C. With respect to any LNTP that is issued by Owner, Owner shall not be liable for any cancellation payments under an LNTP if Owner does not issue NTP, unless Owner issued an LNTP that included the ordering of Equipment and such cancellation charges are specifically agreed upon in such LNTP. D. Notice to Proceed. Unless otherwise specifically set forth in an LNTP, Contractor shall not commence performance of the Work until Owner issues NTP authorizing the same pursuant to the terms and conditions of this Agreement. Upon Contractor’s receipt from Owner of NTP, Contractor shall immediately commence with the performance of the Work. NTP shall be issued in the form attached hereto as Schedule H-2. Owner shall not issue NTP until the following conditions precedent have been fulfilled or waived by Contractor (provided that Contractor is not entitled to waive the condition precedent described in clause 7(a) below): 1. Owner has furnished Contractor with documentation demonstrating Owner has sufficient funds to fulfill its payment obligations under this Agreement as payments become due hereunder, or Owner has obtained firm commitments from Lenders that are sufficient (when taken together with Owner’s funds and the amount of equity that has been committed to Owner) to fulfill such payment obligations under this Agreement, including (a) satisfaction, or waiver by Lenders, of all applicable conditions precedent to the occurrence of the closing date of the financing, which shall be prior to or contemporaneous with the issuance of the NTP, and (b) a signed declaration by an officer of Owner certifying that the credit agreement with respect to such financing has been executed by Owner and Lenders, to be delivered prior to or contemporaneously with NTP; 2. Owner has provided, or is able to provide, Contractor with access on the Site in accordance with Section 4.3; 3. Owner has obtained all Owner Permits which are shown in Attachment Q as required to be obtained prior to the issuance of the NTP; 4. Owner has made payment to Contractor of all undisputed amounts due and owing as of the date of NTP that were invoiced in connection with Contractor’s performance of the LNTP Work; 5. Owner has provided the authorization required under Section 5.2G; 6. If Owner fails to issue NTP on or before the Initial NTP Deadline, the Parties have agreed to the adjustments to the Contract Price and Guaranteed Substantial Completion Dates as provided in Section 5.2E, and shall execute the applicable Change Order; and

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 51 Exhibit 10.1 7. Either (a) Rio Grande LNG, LLC and Contractor have executed amendments to the Phase 1 EPC Agreements as set forth in Attachment MM and Contractor has confirmed that it can extend or has extended the builder’s risk insurance for the Phase 1 Facilities to provide coverage for Train 4, or (b) Rio Grande LNG, LLC has provided a full release from any damage caused by Contractor Indemnified Parties by the Train 4 Work on the Phase 1 Facilities. 8. No later than [***] ([***]) Business Day after NTP, the Parties shall execute the Change Orders set forth in Schedule A-3. E. Delay in NTP. In the event Owner fails to issue NTP in accordance with Section 5.2D on or before [***] (the “Initial NTP Deadline”), then Contractor shall be entitled to a Change Order as set forth in this Section 5.2E. 1. If Owner desires to issue NTP after the Initial NTP Deadline, Contractor shall, at Owner’s request, provide its revised proposal for the Work, including revised Contract Price and/or Guaranteed Substantial Completion Date and/or amendments to this Agreement. If Owner agrees to such proposal, all elements of the agreed changes shall be set forth in a Change Order and/or amendment (as applicable), provided that Contractor shall not be entitled to an adjustment to the Contract Price or to an adjustment to the Guaranteed Substantial Completion Date for any (i) changes in design, quantities or Equipment (unless Owner directs such changes in design, quantities or Equipment through a Change Order) or (ii) errors or omissions of Contractor (other than errors or omissions in Contractor’s assumptions related to a change in market conditions occurring after the end of the Initial NTP Deadline). Such adjustment to the Contract Price and Guaranteed Substantial Completion Date and amendment (as applicable) shall be Contractor’s sole and exclusive remedy for Owner’s delay in issuing NTP after the Initial NTP Deadline (except as set forth in Section 5.2E.2). 2. If Owner fails to issue NTP on or before [***] (the “Final NTP Deadline”), Contractor may terminate this Agreement without liability to Owner, provided that Contractor issues written notice to Owner within seven (7) Days after the Final NTP Deadline stating its intent to terminate this Agreement and Owner has not, within thirty (30) Days after receipt of such notice, issued NTP in accordance with Section 5.2D. Notwithstanding the foregoing, Contractor may not terminate this Agreement if Contractor is performing Work under an LNTP. In the event of such termination under this Section 5.2E.2, Contractor shall have the rights (and Owner shall make the payments) provided for in Section 16.2 in the event of an Owner termination for convenience. F. Contractor shall not be entitled to any increase in the Contract Price or any adjustment to the Guaranteed Substantial Completion Date as a result of Owner issuing NTP on any date prior to the Initial NTP Deadline. G. Prior to the issuance of LNTP or 90 days prior to NTP, whichever is earlier, Owner shall provide to Contractor written authorization from Rio Grande LNG, LLC to RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 52 Exhibit 10.1 Owner, giving Owner and Contractor the right to use the Phase 1 Work Product, and a written authorization from NextDecade LNG, LLC to Owner, giving Owner and Contractor the right to use work product from the FEED, in both cases for the limited purpose of engineering, procuring, constructing, pre-commissioning, commissioning, starting up, operating and testing the Train 4 Facility, provided that such authorization (1) shall only extend to the rights assignable by Rio Grande LNG, LLC under the Phase 1 EPC Agreements and NextDecade LNG, LLC under the FEED Agreement, (2) shall be provided on an “as-is” basis without any warranty of any kind by Owner, NextDecade LNG, LLC, or Rio Grande LNG, LLC, and (3) shall be subject to all limitations and restrictions on the disclosure of Honeywell, BASF, and [***] information set forth in the Phase 1 EPC Agreements or FEED Agreement, as applicable, and further as related to any disclosure to third parties, subject to treatment of the Phase 1 Work Product or the FEED work product as Owner’s Confidential Information in accordance with the terms of this Agreement. Contractor shall be responsible for determining whether any licenses, waivers, or non- disclosure agreements, if any, are required to utilize the Phase 1 Work Product or FEED work product for the Work, and obtaining such licenses, waivers, or non-disclosure agreements as required to perform the Work. Owner acknowledges and agrees that Contractor may use subcontracts, including terms, conditions, technical attachments and commercial attachments, from the Phase 1 Work in the performance of the Work; provided that such subcontracts meet the requirements for Subcontracts under this Agreement, including delineating the Phase 1 Work from the Work. 5.3 Key Dates. The Key Dates may only be adjusted by Change Order as provided under this Agreement. A. Guaranteed Substantial Completion Date. Contractor shall achieve Substantial Completion no later than the Guaranteed Substantial Completion Date. The “Guaranteed Substantial Completion Date” is [***]. The Guaranteed Substantial Completion Date shall only be adjusted as provided under this Agreement. B. Final Completion Date. Contractor shall achieve Final Completion no later than [***] ([***]) Days after achieving Substantial Completion (“Final Completion Date”). The Final Completion Date shall only be adjusted by Change Order as provided under this Agreement. 5.4 CPM Schedule. A. CPM Schedule. No later than [***] ([***]) Days after NTP, Contractor shall prepare and submit to Owner for Owner’s review and approval, not to be unreasonably withheld: (i) a detailed level 3 resource/man-hour loaded critical path method schedule for the Work using the latest version of Primavera Project Planner (“Primavera Project Planner”) and meeting all requirements of this Section 5.4A (such schedule, once approved by Owner, is hereinafter referred to as the “CPM Schedule”) and (ii) a detailed resource plan generated by the CPM Schedule and developed in accordance with Attachment B and Attachment X. Such submission to Owner of the CPM Schedule shall be in hard copy and native electronic format. The CPM Schedule shall be consistent with the Key Dates and shall represent Contractor’s best judgment as to how it shall complete RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 53 Exhibit 10.1 the Work in compliance with the Guaranteed Dates. The CPM Schedule shall, at a minimum, be detailed at a level 3 (with each activity containing Work for on discipline or craft having a maximum duration of twenty (20) Days, except in limited circumstances when, due to the nature of the activity, a longer duration is necessary (as agreed by the Parties)) for all activities for the Train 4 Facility (including engineering, procurement, prefabrication or pre-assembly prior to erection, delivery of equipment, construction, required Owner or government agency inspections, procurement of Contractor permits, construction, pre-commissioning, Commissioning, testing and startup) and shall comply with GECP. Without limitation of the foregoing, the CPM Schedule shall: (i) show the duration, early/late start dates, early/late finish dates and available total float value for each activity, show a unique activity number, activity description, actual start/finish dates, remaining duration, physical percent complete and reflect logical relationships between activities, show an uninterrupted critical path from NTP through each of the Key Dates including Substantial Completion and Final Completion; (ii) be tagged by activity codes to allow sorting and filtering by responsible Contractor, Subcontractor, Sub-subcontractor, Owner activities, discipline, craft, major work area, engineering, procurement, construction and commissioning (iii) the Work Breakdown Structure identifier shall be included for each activity, and (iv) be man-hour loaded to reflect the projected manpower to be used per activity (whether provided by Contractor or any Subcontractor or Sub- subcontractor), showing the number of personnel, and a general description of the Work being performed. Contractor shall submit with the CPM Schedule the following: (a) progress “S” curve, showing the baseline plan, actual and forecast progress by Month for total progress of the Work, which shall be based on the CPM Schedule; (b) engineering discipline and overall engineering and construction area and overall manpower histograms showing forecast manpower required by Month, for scheduled completion of the Work; (c) Drawing log showing the Drawing number, title, planned, actual and forecast released for construction dates by discipline and reporting period; and (d) cost reporting as set forth in Attachment X. Contractor shall use the CPM Schedule in planning, organizing, directing, coordinating, performing and executing the Work, and the CPM Schedule shall be the basis for evaluating progress of the Work. The CPM Schedule shall reflect the critical path to Substantial Completion. B. Owner Review of the CPM Schedule. Owner may review the CPM Schedule for general conformance with this Agreement, and issue written comments and proposed changes of such CPM Schedule. If Owner reasonably determines that the CPM Schedule does not conform to this Agreement Contractor shall promptly revise and resubmit the CPM Schedule to Owner. Once the CPM Schedule and the required submittals have been approved by Owner, this version of the CPM Schedule shall be the baseline CPM Schedule for the Work. Owner’s review or acceptance of the CPM Schedule shall not relieve Contractor of any obligations for the performance of the Work, change any Key Date, nor shall it be construed to establish the reasonableness of the CPM Schedule. C. Monthly Updates to CPM Schedule. After acceptance by Owner of the CPM Schedule, Contractor shall manage and update the CPM Schedule no less frequently than once per Month with Primavera Project Planner, using the critical path method, to reflect the actual progress to date (“Monthly Updated CPM Schedule”); provided, RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 54 Exhibit 10.1 however, Contractor may not modify any Key Date without a Change Order executed pursuant to this Agreement, nor shall Contractor change any dates that relate to Owner’s obligations without obtaining Owner’s written consent. The Monthly Updated CPM Schedule shall be in the same detail and form and meet all of the other requirements specified for the CPM Schedule and shall be submitted by Contractor to Owner in native electronic format and hard copy with each Invoice. Contractor shall provide all supporting data reasonably necessary to validate the progress shown in each schedule update including: (a) percent complete curves for the total project, (b) engineering and design, (c) procurement, (d) construction, and (e) start-up and Commissioning. Contractor shall also provide key commodity installation data including: (f) budgeted quantity, (g) current estimated quantity, (h) quantity installed by period, (i) overall quantity installed and forecast to complete to validate claimed overall project completion status. Contractor shall promptly correct any material errors or inconsistencies in the updates to the CPM Schedule identified to Contractor by Owner and resubmit a corrected Monthly Updated CPM Schedule for Owner’s review. D. Other Reporting. Without limitation to Contractor’s other reporting requirements under this Agreement, Contractor shall provide to Owner the following reports on a weekly or Monthly basis, as required and described in greater detail in Attachment X: (i) Gantt charts organized by work breakdown or activity codes, (ii) engineering deliverable logs showing budgeted quantities, achieved quantities and forecast quantities by date, (iii) major Equipment logs showing bid, purchase order, inspection points and delivery dates, (iv) construction installation logs showing budget quantities, achieved quantities and forecast quantities for key commodities, (v) manpower curves for engineering showing discipline budget quantities, achieved quantities and forecast quantities, (vi) manpower curves for construction showing craft planned manpower, actual manpower, and forecast manpower, (vii) Invoice and payment log showing Invoice numbers, dates, and amounts and payment receipt dates, and (viii) Change Order logs showing tracking numbers, descriptions, amounts, submittal dates and status (pending, approved or rejected). E. Form of Submittals. All submittals by Contractor to Owner of the CPM Schedule, Recovery Schedule, Acceleration Schedule and any Monthly Updated CPM Schedule shall be in both hard copy and native electronic Primavera Project Planner format. One (1) hard copies of each submittal shall be provided to Owner and one (1) electronic copy shall be provided to Owner in a mutually agreeable form. 5.5 Recovery and Recovery Schedule. If, at any time during the prosecution of the Work, should (i) the Monthly Updated CPM Schedule shows (or if Contractor has not provided the Monthly Updated CPM Schedule and Owner reasonably determines) that any activity on the critical path of the Monthly Updated CPM Schedule is delayed such that achievement of a Key Date (including a Guaranteed Date) is forecasted to occur thirty (30) or more Days after the applicable Key Date, or (ii) Contractor fails to achieve a Key Date within thirty (30) Days after the applicable Key Date, then Owner may, in addition to any other remedies that it may have under this Agreement, require that, as soon as reasonably possible, Contractor prepare a schedule to explain and display how it intends to regain compliance with the CPM Schedule to the extent required to achieve Substantial Completion prior to the Guaranteed Substantial Completion Date

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 55 Exhibit 10.1 (“Recovery Schedule”). Contractor shall do the following after written notification by Owner of the requirement for a Recovery Schedule: A. Within ten (10) Business Days after such notice, Contractor shall prepare the Recovery Schedule and submit it to Owner for its review and approval, not to be unreasonably withheld. Contractor shall prepare the Recovery Schedule even if Contractor disputes Owner’s determination of the need for a Recovery Schedule. The Recovery Schedule shall represent Contractor’s best judgment as to how it shall regain compliance with the CPM Schedule to the extent required to achieve Substantial Completion prior to the Guaranteed Substantial Completion Date. The Recovery Schedule shall (i) be prepared in accordance with GECP, (ii) have a similar level of detail as the CPM Schedule, and (iii) meet the requirements specified for the CPM Schedule. B. Within ten (10) Business Days after Owner’s receipt of such Recovery Schedule, Contractor shall participate in a conference with Owner, and with any other Person, including Subcontractors and Sub-subcontractors, whom the Parties mutually agree to participate, to review and evaluate the Recovery Schedule. Any revisions necessary as a result of this review shall be resubmitted for review by Owner within three (3) Days following the conference. The revised Recovery Schedule shall then be used by Contractor in planning, organizing, directing, coordinating, performing, and executing the Work (including all activities of Subcontractors and Sub-subcontractors) for the duration specified in Section 5.5A, to regain compliance with the CPM Schedule to the extent required to achieve Substantial Completion prior to the Guaranteed Substantial Completion Date. C. Contractor shall perform the Work in accordance with the Recovery Schedule. D. Five (5) Days prior to the expiration of the Recovery Schedule, Contractor shall meet with Owner at the Site to determine the effectiveness of the Recovery Schedule and to determine whether Contractor has regained compliance with the CPM Schedule and the Key Dates to the extent required for Substantial Completion to occur before the Guaranteed Substantial Completion Date. At the direction of Owner, one of the following shall happen: 1. If, in the reasonable opinion of Owner, Contractor is still behind schedule, Contractor shall be required to prepare another Recovery Schedule pursuant to Section 5.5A above, to take effect during the immediate subsequent pay period or other period selected in writing by Owner. Contractor shall prepare such Recovery Schedule even if Contractor disputes Owner’s opinion. 2. If, in the reasonable opinion of Owner, Contractor has sufficiently regained compliance with the CPM Schedule and the Key Dates, so that Train 4 will achieve Substantial Completion on or before the Guaranteed Substantial Completion Date, Contractor shall not be required to submit a new Recovery Schedule and shall perform in accordance with the CPM Schedule. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 56 Exhibit 10.1 E. In preparing and executing the Recovery Schedule, Contractor shall take the steps necessary to regain compliance with the CPM Schedule so that Train 4 will achieve Substantial Completion on or before the Guaranteed Substantial Completion Date, including establishing additional shifts, hiring additional manpower, paying or authorizing overtime, providing additional Construction Equipment, and resequencing activities. F. The cost of preparing and performance in accordance with the Recovery Schedule shall be for Contractor’s account. G. Owner’s requirement, review and approval of the Recovery Schedule shall not relieve Contractor of any obligations for the performance of the Work, change any Key Dates, or be construed to establish the reasonableness of the Recovery Schedule. H. If, at any time prior to the Guaranteed Substantial Completion Date, Contractor’s performance of the Work is delayed such that Train 4 is projected to achieve Substantial Completion beyond the Guaranteed Substantial Completion Date (as may be adjusted by Change Order) to such an extent that the Delay Liquidated Damages cap in Section 20.2 would apply, and (i) Contractor fails to provide a Recovery Schedule in accordance with this Section 5.5 or (ii) Contractor provides a Recovery Schedule but Contractor fails to materially comply with such Recovery Schedule, then Contractor shall be in Default and Owner, after written notice to Contractor, and a cure period of fifteen (15) Days from the date of Owner’s notice, shall have the right, prior to the Guaranteed Substantial Completion Date, to terminate Contractor’s performance of the Work in accordance with Section 16.1A. 5.6 Acceleration and Acceleration Schedule. Even if the Work is otherwise in compliance with the CPM Schedule and Key Dates, Owner may, at any time, direct Contractor by Change Order or Change Directive to accelerate the Work by, among other things, establishing additional shifts, performing overtime Work, providing additional Construction Equipment or expediting Equipment; provided, however, (i) in no event shall Owner order with a Change Directive acceleration of the Work requiring Contractor to achieve any Substantial Completion or the Final Completion prior to the respective, original Guaranteed Substantial Completion Date or the Final Completion Date or if such acceleration is not technically feasible and (ii) Contractor’s obligation with respect to an acceleration directive from Owner shall be limited to using commercially reasonable efforts to accelerate the CPM Schedule. In the event of this directive, Owner shall pay to Contractor any (i) documented direct and indirect costs (and profit) clearly and solely attributable to such acceleration; and (ii) appropriate incentives, if any, that the Parties agree to in advance and which are set forth in the Change Order or Change Directive, as applicable. Any Change Directive shall be governed by Sections 6.1E and 6.2D. Any adjustment to the Contract Price or any other Changed Criteria that the Parties agree in a Change Order will be changed by such acceleration for Owner’s acceleration of the Work shall be implemented by Change Order. If Owner directs Contractor to accelerate the Work, Contractor shall promptly commence and diligently perform the acceleration of the Work as directed by Owner and shall prepare a schedule to explain and display how it intends to accelerate the Work and how that acceleration will affect a critical path of the CPM Schedule (the “Acceleration Schedule”). With respect to the Acceleration Schedule, Contractor shall do the following: RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 57 Exhibit 10.1 A. No later than the thirtieth (30th) Day after such directive, Contractor shall prepare the Acceleration Schedule and submit it to Owner for its review. The Acceleration Schedule shall represent Contractor’s best judgment as to how it shall satisfy such acceleration directive. The Acceleration Schedule shall be prepared using GECP and to a similar level of detail as the CPM Schedule. B. On the thirtieth (30th) Day after issuance of such directive (or such longer time as specified in writing by Owner), Contractor shall participate in a conference with Owner, and with any other Person, including Subcontractors and Sub-subcontractors, whom Owner requests and Contractor agrees (with such agreement not to be unreasonably withheld) to participate, to review and evaluate the Acceleration Schedule. Any revisions to the Acceleration Schedule necessary as a result of this review shall be resubmitted for review by Owner as soon as reasonably practicable. The revised Acceleration Schedule shall then be the schedule which Contractor shall use in planning, organizing, directing, coordinating, performing, and executing that portion of the Work that is affected by such acceleration, with the CPM Schedule governing the performance of all other Work. C. Owner’s review and approval of the Acceleration Schedule shall not constitute an independent evaluation or determination by Owner of the workability, feasibility, or reasonableness of that schedule. ARTICLE 6 CHANGES; FORCE MAJEURE; AND OWNER CAUSED DELAY 6.1 Owner’s Right to Change Order. Owner may, at any time, instruct Contractor to alter, amend, omit, or suspend the Work or modify the requirements of this Agreement in accordance with this Section 6.1. A. Prior to the execution of any Change Order under this Section 6.1, Owner shall notify Contractor of the nature of the proposed addition to, omission from, deletion from, suspension of, or any other modification or adjustment to the requirements of this Agreement, by issuing an Owner’s Change Request to Contractor in the form of Schedule D-3. B. Within fourteen (14) Business Days after Contractor’s receipt of such Owner’s Change Request (when reasonably possible but if it is not reasonably possible for Contractor to provide all of the information required under this Section 6.1B within such fourteen (14) Business Day period, Contractor shall provide Owner with as much information as reasonably possible as well as a written explanation of the reason that additional time is required, but in no event later than thirty (30) Business Days following Contractor’s receipt of Owner’s written request for a change), Contractor shall respond to Owner with a written statement in the form of Schedule D-3 detailing: 1. the description of Work to be performed and a program for its execution; 2. a preliminary assessment of the effect (if any) such request, were it to be implemented by Change Order, would have on the Changed Criteria; and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 58 Exhibit 10.1 3. the original Owner’s Change Request number and revision numbers. C. After submission of Contractor’s written assessment in accordance with Section 6.1B and upon Owner’s written request, Contractor shall provide Owner within fourteen (14) Business Days (or if Contractor requires third party quotes in order to prepare the comprehensive written estimate required under this Section 6.1C or states that a longer time period is reasonably required at the time Contractor provides the preliminary assessment, within thirty (30) Days or such longer period of mutually agreed by the Parties in writing), a comprehensive written estimate setting forth in detail the effect, if any, which such request, if implemented by Change Order, would have on the Changed Criteria. This detailed estimate shall (i) include a fixed price breakdown (unless otherwise agreed by the Parties in writing) for the Work to be performed derived from the unit rates set forth in Schedule D-5 to the extent applicable or, if not stated therein, derived from rates not to exceed then-current market rates, (ii) include all information required by Section 6.5B, and (iii) supplement and supersede the assessment provided under Section 6.1B. D. If the Parties agree on such Changed Criteria for such request, the Parties shall execute a Change Order, which shall be in the form of Schedule D-1 and such Change Order shall become binding on the Parties, as part of this Agreement. E. If the Parties cannot agree on such Changed Criteria for such request within fourteen (14) Days of Owner’s receipt of Contractor’s comprehensive written estimate specified in Section 6.1C, unless mutually extended in writing by the Parties, or if Owner desires that the proposed changed Work set forth in the Owner’s Change Request commence immediately without the requirement of an estimation or a detailed estimate by Contractor as required under Sections 6.1B or 6.1C, Owner may, by issuance of a Change Directive in the form attached hereto as Schedule D-2, require and authorize Contractor to commence and perform the changed Work specified in such Change Directive in accordance with the rates specified in Schedule D-5 (or if not set forth therein, at rates not to exceed then current market rates) with the effect of such unilateral Change Order on the Changed Criteria (or if the Parties agree on the effect of such unilateral Change Order for some but not all of the Changed Criteria, the impact of each of the components of the Changed Criteria on which the Parties disagree) to be determined as soon as possible but without prejudice to Contractor’s right to refer any Dispute for resolution in accordance with Article 18. Notwithstanding the foregoing, Owner may not issue a Change Directive that would cause an adjustment to the Minimum Acceptance Criteria, the Performance Guarantees or require Contractor to handle, transport or remediate any Pre-Existing Hazardous Materials without Contractor’s agreement in the form of a mutual Change Order. After Owner’s issuance of a Change Directive, the Parties shall continue to negotiate in good faith to reach agreement on the Changed Criteria. If the Parties cannot agree on the effect of such Change Directive within a reasonable period of time but no longer than [***] ([***]) Days after Owner’s receipt of all supporting documentation reasonably required by Owner to evaluate the Changed Criteria, then the Dispute shall be resolved as provided in Article 18. Pending resolution of the Dispute, Contractor shall perform the Work as specified in such Change Directive, and Owner shall pay Contractor on a Monthly basis for (i) additional design and engineering Work related to the changed Work specified in the Change Directive in accordance with the rates set forth in Schedule

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 59 Exhibit 10.1 D-5; (ii) the actual purchase price of Equipment procured by Contractor, plus associated margin of [***] percent ([***]%) on such purchase price for profit and corporate overhead; and (iii) Work involving minor changes to be performed in the field (such as relocation of Equipment within the Train 4 Facility) where unit rates are provided in this Agreement. When Owner and Contractor agree on the effect of such Change Directive on all of the Changed Criteria, such agreement shall be recorded by execution by the Parties of a Change Order in the form attached hereto as Schedule D-1, which shall supersede the Change Directive previously issued and relating to such changed Work. Contractor shall be considered to be in Default under Section 16.1 should it (i) fail to commence (which may include planning or design activities) the performance of the changed Work or other obligations required in such Change Directive within seven (7) Business Days after receipt of such Change Directive (or within such other time as specified in writing by Owner) or (ii) fail to diligently perform the changed Work or other obligations required in such Change Directive; provided, however, in no event shall Owner be entitled to issue any unilateral Change Directive (a) where such unilateral Change Directive would result in an increase in the Contract Price exceeding [***] U.S. Dollars (U.S.$[***]), or (b) if in conjunction with other outstanding unilateral Change Directives issued by Owner, such unilateral Change Directives would in themselves result in an increase in the Contract Price equal to or exceeding to [***] U.S. Dollars (U.S.$[***]). 6.2 Change Orders Requested by Contractor. A. Contractor shall only have the right to a Change Order in the event of any of the following occurrences: 1. Acts or omissions of an Owner Indemnified Party, Owner’s consultants under Section 2.5D or any other Person acting on behalf of or under the control of Owner occurring after the Amended and Restated Execution Date that constitute a failure to perform an express term of this Agreement by Owner and that adversely affect Contractor’s actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any material requirement under this Agreement. If such acts or omissions cause a delay (as that term is defined in Section 6.9), Contractor shall be entitled to relief to the extent allowed under Section 6.8; 2. Force Majeure to the extent allowed under Section 6.7A; 3. Acceleration of the Work ordered by Owner pursuant to Section 5.6; 4. Owner’s request for an increase in coverage under the Letter of Credit pursuant to Section 9.2 to cover any increase in the Contract Price as a result of Change Orders; 5. To the extent expressly permitted under Sections 2.5B.2(i), 2.6, 3.3C.5, 3.10, 3.12C, 3.17, 3.27A, 3.27B, 5.2E, 6.12, 6.14, 7.1B.4, 7.1B.6, 8.2C and 12.2A; RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 60 Exhibit 10.1 9.1C; 6. To the extent expressly permitted under Sections 3.4C, 7.1, 7.9 and 7. Changes in Law that occur after April 1, 2025 (subject to Section 2.6) and that adversely affect Contractor’s actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any requirement under this Agreement. If such Changes in Law causes a delay (as that term is defined Section 6.9), Contractor shall be entitled to relief to the extent allowed under Section 6.8. Notwithstanding anything to the contrary provided in this Agreement, a Change in Trade Measures or Change in Quotas shall not be considered a Change in Law, and Contractor shall be entitled to relief for a Change in Trade Measures or Change in Quotas only to the extent permitted in Attachment FF (Trade Measures); 8. Suspension in Work pursuant to Section 16.3 or 16.4; 9. Changes to the Rely Upon Information, or errors, omissions or inaccuracies in the Rely Upon Information that adversely affect Contractor’s (i) actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work, or (ii) ability to perform any material requirement under this Agreement. If such errors, omissions or inaccuracies in the Rely Upon Information cause a delay (as that term is defined in Section 6.9), Contractor shall be entitled to relief to the extent allowed under Section 6.8; 10. To the extent expressly permitted elsewhere in Attachment O and, further, delay beyond the permissible times specified in Section 1A(x)(g)(2) or Section 1A(xii)(g)(2) of Attachment O for the delivery by Owner to Contractor of builder’s risk or marine cargo insurance proceeds received by the Collateral Agent (or if no Collateral Agent, a mutually agreed upon escrow agent) shall relieve Contractor of any obligation under this Agreement to effect repairs or other restoration of the Work affected by the insured occurrence for any costs of repairs or restoration exceeding the sum of the deductible under such insurance and any amounts previously paid to Contractor under such insurance and shall entitle Contractor to a Change Order adjusting the Contract Price and Key Dates, but only to the extent such delay adversely affects (i) Contractor’s cost of performance of the Work, (ii) Contractor’s ability to perform the Work in accordance with the Monthly Updated CPM Schedule, or (iii) Contractor’s ability to perform any material obligation under this Agreement; provided that, notwithstanding the foregoing, in no event shall this Section 6.2A.10 in any way relieve Contractor from any obligation to perform any work necessary to maintain the builder’s risk and marine cargo insurance in full force and effect; 11. To the extent expressly permitted by Attachment FF; 12. An Ongoing Conflict Event to the extent permitted under Section 6.13; and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 61 Exhibit 10.1 13. To the extent expressly permitted by Sections 6.7A.2 and 6.8A. B. Should Contractor desire a Change Order under this Section 6.2, Contractor shall, pursuant to Section 6.5, notify Owner in writing and issue to Owner, at Contractor’s expense, a notice in the form of Schedule D-4 (“Contractor’s Change Notice”) with a detailed explanation of the proposed change and Contractor’s reasons for proposing the change, all documentation necessary to verify the effects of the change on the Changed Criteria, and all other information required by Section 6.5. Any adjustments to the Contract Price shall be requested on a fixed price basis (unless otherwise agreed by the Parties in writing) and shall be derived from the rates set forth in Schedule D-5 to the extent applicable or, if not stated therein, derived from rates not to exceed then-current market rates. C. Owner shall respond to Contractor’s Change Notice within thirty (30) Days of receipt (unless Owner requests additional information in order to respond), stating (i) whether Owner agrees that Contractor is entitled to a Change Order and (ii) the extent, if any, to which Owner agrees with Contractor’s statement regarding the effect of the proposed Change Order on the Changed Criteria, including any adjustment to the Contract Price. If Owner agrees that a Change Order is necessary and agrees with Contractor’s statement regarding the effect of the proposed Change Order on the Changed Criteria, then Owner shall issue such Change Order, which shall be in the form of Schedule D-1, and such Change Order shall become binding on the Parties as part of this Agreement upon execution thereof by the Parties. D. If the Parties agree that Contractor is entitled to a Change Order but cannot agree on the effect of the proposed Change Order on the Changed Criteria within fourteen (14) Days after Owner’s receipt of Contractor’s written notice and proposed Change Order and all other required information, or if Owner desires that the proposed changed Work set forth in the proposed Change Order commence immediately, the rights, obligations and procedures set forth in Section 6.1E are applicable. E. If the Parties cannot agree upon whether Contractor is entitled to a Change Order within fourteen (14) Days after Owner’s receipt of Contractor’s Change Notice and proposed Change Order, then the dispute shall be resolved as provided in Article 18. Pending resolution of the dispute, Contractor shall continue to perform the Work required under this Agreement, and Owner shall continue to pay Contractor in accordance with the terms of this Agreement, as modified by any previously agreed Change Orders or Change Directives. 6.3 Changed Criteria Adjustment; Contractor Documentation. Notwithstanding anything to the contrary, Owner shall not be obligated to make any payment to Contractor for Work performed under a Change Directive pursuant to Sections 6.1E and 6.2D (except to the extent specified in Sections 6.1E and 6.2D), and the Contract Price, Key Dates and any other Changed Criteria (other than the change in the Scope of Work) shall not be adjusted unless and until a Change Order (the value of which shall be derived from (i) the rates, prices and markups contained in Schedule D-5 to the extent applicable, or (ii) if not specified in Schedule D-5, rates not to exceed then-current market rates), has been executed. In the event Owner requires RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 62 Exhibit 10.1 supplemental documentation to the information provided in Schedule D-5, Contractor shall provide third party supporting documentation and other supporting information as Owner may require to allow Owner to conduct a detailed analysis of, and value, the proposed Change Order, provided that Contractor shall not be required to provide the composition of any fixed rates or mark-ups except as permitted in Section 3.13B. 6.4 Change Orders Act as Accord and Satisfaction. Change Orders agreed pursuant to Section 6.1D or 6.2C by the Parties, and Change Directives entered into pursuant to Section 6.1E or 6.2D in which the Parties have subsequently agreed upon the effect of such Change Directive and executed a superseding Change Order as provided in Section 6.1D or 6.2C, shall, unless otherwise expressly reserved in such Change Order, constitute a full and final settlement and accord and satisfaction of all effects of the change as described in the Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for all direct and indirect impacts of such change. Accordingly, unless otherwise expressly reserved in such Change Order, Contractor expressly waives and releases any and all right to make a claim or demand or to take any action or proceeding against Owner for any other consequences arising out of, relating to, or resulting from such change reflected in such Change Order, whether the consequences result directly or indirectly from such change reflected in such Change Order, including any claim or demand for damages due to delay, disruption, hindrance, impact, interference, inefficiencies or extra work arising out of, resulting from, or related to, the change reflected in that Change Order (including any claims or demands that any Change Order or number of Change Orders, individually or in the aggregate, have impacted the unchanged Work). If Contractor expressly reserves its right in a Change Order to maintain a claim arising out of the change in the Change Order, then such reservation shall only be effective for the earlier of Contractor’s achievement of Substantial Completion or one hundred eighty (180) Days after execution of the Change Order, and afterwards Contractor waives and releases any and all right to make a claim or demand relating to such Change Order as specified in this Section 6.4. 6.5 Timing Requirements for Change Notices Issued by Contractor. Should Contractor become aware of any circumstance that Contractor has reason to believe may give rise to the right to a Change Order, Contractor shall, with respect to each such circumstance: A. issue a Contractor’s Change Notice to Owner within fourteen (14) Days following the date that Contractor knew of or sixty (60) Days after the date that Contractor reasonably should have known of the first occurrence or beginning of such circumstance; provided that if such occurrence or circumstance is an emergency, oral notice shall be given immediately, followed by a Contractor’s Change Notice within seventy-two (72) hours after such oral notice is provided. 1. In such Contractor’s Change Notice, Contractor shall state in detail all known and presumed facts upon which its claim is based, including the character, duration and extent of such circumstance, the date Contractor first knew of such circumstance, any activities impacted by such circumstance, the estimated cost and time consequences of such circumstance (including showing a good faith estimate of the impact of such circumstance, if any, on the critical path of the Monthly Updated CPM Schedule) and any other details or information that are expressly required under this Agreement.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 63 Exhibit 10.1 2. Contractor shall only be required to comply with the notice requirements of this Section 6.5A once for continuing circumstances, provided the notice expressly states that the circumstance is continuing and includes Contractor’s best estimate of the impact on any Changed Criteria by such circumstance; and B. submit to Owner a comprehensive written estimate no later than forty-five (45) Days (unless mutually extended by the Parties in writing) after the later of (a) the date that the notice in Section 6.5A.1 is given and (b) the completion of each such circumstance, setting forth in detail (i) why Contractor believes that a Change Order should be issued, plus all documentation reasonably requested by or necessary for Owner to determine the factors necessitating the possibility of a Change Order and all other information and details expressly required under this Agreement, including the information required by Schedule D-4, applicable detailed estimates and cost records, time sheet summaries and a graphic demonstration using the CPM Schedule showing Contractor’s entitlement to a time extension to the Key Dates pursuant to the terms of this Agreement, which shall be provided in its native electronic format and (ii) the effect, if any, which such proposed Change Order would have for the Work on any of the Changed Criteria. C. The Parties acknowledge that the notice requirements contained in this Agreement are an express condition precedent necessary to any right for an adjustment to the Changed Criteria or any other modification to any other obligation of Contractor under this Agreement, provided that Owner demonstrates it was prejudiced by Contractor’s failure to provide such notice in accordance with the terms of this Agreement; however, in any event, if Contractor fails to provide the required notice within sixty (60) Days of when such notice was required to be given under the terms of this Agreement, such failure is deemed a complete bar to Contractor’s claim for which such notice was required. Oral notice, shortness of time, or Owner’s actual knowledge of a particular circumstance shall not waive, satisfy, discharge or otherwise excuse Contractor’s strict compliance with this Section 6.5. 6.6 Adjustment Only Through Change Order. No change in the requirements of this Agreement, whether an addition to, deletion from, suspension of or modification to this Agreement, including any Work, shall be the basis for an adjustment to any Changed Criteria or any other obligations of Contractor or right of Owner under this Agreement unless and until such addition, deletion, suspension or modification has been authorized by a Change Order executed and issued in accordance with and in strict compliance with the requirements of this Article 6, except that the Work may be changed by a Change Directive. Contractor shall not perform any change in the Work unless and until such change is authorized pursuant to a Change Order or Change Directive in accordance with this Article 6, and all costs incurred by Contractor prior to authorization by Change Order shall be for Contractor’s account. No course of conduct or dealings between the Parties (including the issuance of an Owner’s Change Request or Contractor’s Change Notice), nor express or implied acceptance of additions, deletions, suspensions or modifications to this Agreement, and no claim that Owner has been unjustly enriched by any such addition, deletion, suspension or modification to this Agreement, whether or not there is in fact any such unjust enrichment, shall be the basis for any claim for an adjustment to the Changed Criteria or any other obligations of Contractor under this Agreement. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 64 Exhibit 10.1 6.7 Force Majeure. A. Contractor Relief. If the commencement, prosecution or completion of the Work is delayed by Force Majeure, then Contractor shall be entitled to an extension to the applicable Key Dates if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule, but only if Contractor complies with the notice and Change Order request requirements in Section 6.5 and the mitigation requirements in Section 6.10. Except to the extent specified in this Section 6.7A, the Parties agree that Contractor’s sole remedy for such delay shall be an adjustment to such Key Dates pursuant to a Change Order. In addition, if Force Majeure prevents Contractor’s performance with respect to any portion of the Work, Contractor shall be relieved from performance of such portion of the Work for the time period that such Force Majeure are continuing and preventing such performance. 1. Contractor shall be entitled to an adjustment to the Contract Price for any delay that meets the requirements of Section 6.7A, if such delay, alone or aggregated with other Force Majeure events, causes delay in the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule in excess of thirty (30) Days in the aggregate. Any such Contract Price adjustment shall be for reasonable costs necessarily incurred by Contractor for delay occurring after the expiration of such thirty (30) Day aggregate period; provided that Owner’s total liability under this Agreement for any such Contract Price adjustment(s) for all such events occurring during the term of this Agreement shall not exceed [***] U.S. Dollars (U.S.$[***]) in the aggregate. 2. If the guaranteed Train 1 substantial completion date, guaranteed Train 2 substantial completion date, or guaranteed Train 3 substantial completion date (as defined under the applicable Phase 1 EPC Agreement) is adjusted by change order under the applicable Phase 1 EPC Agreements for a force majeure event, and such adjustment is as a result of an event for which Contractor is entitled to relief under Section 6.7 of the applicable Phase 1 EPC Agreement and causes a delay in the critical path of the Monthly Updated Schedule under this Agreement, Contractor shall be entitled to an adjustment to the applicable Key Dates, provided that Contractor meets the other requirements in Section 6.7A. With respect to the recovery of costs for such adjustment, Contractor shall only be entitled to such costs if it meets the requirements of Section 6.7A, but such costs recoverable under this Section 6.7A.2 are limited to reasonable costs necessarily incurred by Contractor for such delay incurred after the expiration of such thirty (30) Day aggregate in Section 6.7A.1 (as combined with other Force Majeure events). Such costs shall count against the [***] U.S. Dollars (U.S.$[***]) in Section 6.7A.1. B. Owner Relief. Subject to Section 6.7A, Owner’s obligations under this Agreement shall be suspended to the extent that performance of such obligations is delayed by Force Majeure (but without prejudice to Contractor’s entitlement to a Change Order for the events described in Section 6.2A). RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 65 Exhibit 10.1 C. Payment Obligations. No obligation of a Party to pay moneys under or pursuant to this Agreement shall be excused by reason of Force Majeure affecting such Party. 6.8 Delay Caused by Owner or for Which Owner Is Responsible. If (a) any Owner Indemnified Party or any Person acting on behalf of or under the control of Owner delays the commencement, prosecution or completion of the Work, including Owner’s failure to provide an Owner-Furnished Items, and to the extent such delay is not attributable to Contractor or its Subcontractors or Sub-subcontractors but is caused by Owner’s breach of an express obligation under this Agreement, or (b) the commencement, prosecution or completion of the Work is delayed as a result of (1) Changes in Law for which Contractor is entitled to relief under Section 6.2A.7, (2) changes to or errors or omissions in Rely Upon Information for which Contractor is entitled to relief under Section 6.2A.9, (3) a suspension of the Work for which Contractor is entitled to relief under Section 6.2A.8, (4) an event entitling Contractor to a Change Order as set forth in Section 6.2A.5, (5) to the extent permitted in Section 6.2A.11, or (6) to the extent permitted in Section 6.2A.12 for an Ongoing Conflict Event, then Contractor shall, with respect to any of the above, be entitled to an adjustment in the Contract Price and an extension to the Guaranteed Substantial Completion Date if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule, and Contractor complies with the notice and Change Order request requirements in Section 6.5 and the mitigation requirements of Section 6.10, provided that Contractor shall be entitled to an adjustment to the Contract Price which shall be limited to the reasonable, additional costs incurred by Contractor for such delay, plus associated profit margin of [***] percent ([***]%) on such costs. Any adjustments to the Contract Price or a Key Date shall be recorded in a Change Order. The Parties agree that if they execute a Change Order with respect to any change in the Scope of Work described in this Section 6.8, any delay arising out of such change in the Scope of Work and meeting the requirements of this Section 6.8 shall be included in the Change Order incorporating such change in the Scope of Work. A. If the guaranteed Train 1 substantial completion date, guaranteed Train 2 substantial completion date, or guaranteed Train 3 substantial completion date (as defined under the applicable Phase 1 EPC Agreement) is adjusted by change order, and such adjustment is as a result of an event for which Contractor is entitled to relief under section 6.8 of the applicable Phase 1 EPC Agreement and causes a delay in the critical path of the Monthly Updated Schedule under this Agreement, Contractor shall be entitled to an adjustment to the applicable Key Dates, provided that Contractor meets the other requirements in this Section 6.8. With respect to the recovery of costs for such adjustment, Contractor shall only be entitled to such costs if it meets the requirements of Section 6.8, but such costs recoverable under this Section 6.8A are limited to the recovery of reasonable, additional costs incurred by Contractor for such delay, plus associated profit margin of [***] percent ([***]%) on such costs. 6.9 Delay. For the purposes of Sections 6.2A.1, 6.2A.5, 6.2A.7, 6.2A.8, 6.2A.9, 6.7, 6.8, 6.12, 6.13, and Attachment FF, the term “delay” shall include hindrances, disruptions, preventions or obstructions, or any other similar term in the industry and the resulting impact from such hindrances, disruptions or obstructions, including inefficiency, impact, ripple or lost production. For the avoidance of doubt, the Parties recognize and agree that for the purposes of Sections 6.7 and 6.8, a Work activity not on the critical path can become on the critical path, and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 66 Exhibit 10.1 if a delay causes a Work activity off the critical path to become a critical path activity, Contractor is entitled to an extension to the Key Dates for those days of delay after which the non-critical path activity became a critical path activity, provided that such delay satisfies the other applicable requirements under Sections 6.7 and 6.8. 6.10 Contractor Obligation to Mitigate Delay. With respect to Sections 6.7 and 6.8, in no event shall Contractor be entitled to any adjustment to the Key Dates or adjustment to the Contract Price for (i) that portion of delay to the extent Contractor could have taken, but failed to take, reasonable actions to mitigate such delay or (ii) that portion of delay that would nevertheless been experienced had such delay event in Section 6.7 or 6.8 not occurred. 6.11 Separated Contract Price Adjustments in Change Orders. Any adjustment by Change Order to the Contract Price which is made on a fixed price separated basis shall be separated pursuant to 34 Tex. Admin. Code Rule § 3.291(a)(13) to specify the applicable adjustments to the Aggregate Equipment Price and Aggregate Labor and Skills Price in accordance with Article 7. 6.12 COVID-19 Provisional Sum and COVID-19 Events. A. COVID-19 Provisional Sum. Set forth in Attachment II are countermeasures, means, methods, responsive and preventative measures with respect to COVID-19 (“COVID-19 Countermeasures”) that Contractor or its Subcontractors or Sub- subcontractors may implement in the performance of the Work in accordance with Section 6.12A.1 and 6.12A.2. The Parties have included in the Contract Price an estimated provisional sum for the implementation of such COVID-19 Countermeasures, as set forth in Attachment II (“COVID-19 Provisional Sum”). Owner shall pay to Contractor, in accordance with this Section 6.12 and Attachment II (at the rates shown and referenced therein), the costs and expenses incurred by Contractor (or its applicable Subcontractors or Sub-subcontractors) as a result of COVID-19 for implementing the COVID-19 Countermeasures set forth therein, even if such costs and expenses exceed the COVID-19 Provisional Sum, provided that Contractor may only invoice Owner for the actual costs and expenses incurred by Contractor as a result of COVID-19 plus a markup of [***] percent ([***]%) and Contractor may not invoice Owner (and Owner shall have no obligation to pay) any other costs, including any amounts for contingency or escalation. The costs associated with implementing such COVID-19 Countermeasures are set forth and further detailed in Attachment II and any additional costs and expenses incurred above and beyond the estimates set forth in Attachment II shall be based on the estimates set forth therein. To the extent that the value of the COVID-19 Countermeasures exceed the amount set forth in Attachment II, Contractor is entitled to a Change Order to increase the amount of the Provisional Sum (and a corresponding increase in the Contract Price). Owner is entitled to a Change Order reducing the Contract Price if the costs and expenses incurred in implementing the COVID-19 Countermeasures are less than the COVID-19 Provisional Sum. 1. Schedule II-1 lists the COVID-19 Countermeasures that Contractor has initially determined will be implemented by Contractor commencing after the Amended and Restated Execution Date. The COVID-19 Provisional Sum for the

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 67 Exhibit 10.1 COVID-19 Countermeasures in Schedule II-1 assumes that these COVID-19 Countermeasures will be implemented at the Amended and Restated Execution Date and continue (except as stated otherwise in Schedule II-1) for twelve (12) months following the Amended and Restated Execution Date, which such duration after the Amended and Restated Execution Date may be extended for a COVID-19 Extension. Contractor may extend the duration of the implementation of the COVID-19 Countermeasures in Schedule II-1 beyond the period specified in Schedule II-1 due to a COVID-19 Extension. A “COVID-19 Extension” means a circumstance following the Amended and Restated Execution Date where the time period for the implementation of any of COVID-19 Countermeasures in Schedule II-1 has expired and: (a) Contractor is required under Applicable Law to continue implementing such COVID-19 Countermeasures beyond the period currently indicated in Schedule II-1 in order to perform the Work in compliance with Applicable Laws, (b) a change in COVID-19 Guidelines recommends the continuance of the COVID-19 Countermeasures in Schedule II-1 for time-periods extending beyond the period then currently indicated in Schedule II-1 and Contractor elects to implement such change in COVID-19 Guidelines; (c) there is COVID-19 Outbreak and Contractor elects to continue such COVID-19 Countermeasures; or (d) Contractor otherwise elects to continue or revise such means, methods and countermeasures in effect as to protect those performing the Work from the spread of COVID-19. 2. Schedule II-2 lists the COVID-19 Countermeasures that Contractor has initially determined will be implemented by Contractor commencing at the Amended and Restated Execution Date and be ongoing without interruption during the performance of the Work for the duration specified in Schedule II-2. 3. Contractor shall receive no adjustments to the Key Dates (including an extension to any Guaranteed Date) for implementing any COVID-19 Countermeasures listed in Attachment II, (except as Contractor may be entitled to same for a COVID-19 Extension affecting the Work for Rows 13 and 24 of Schedule II-1), regardless of which COVID-19 Countermeasures are implemented and for how long. Contractor shall only be entitled to claim an adjustment to the Guaranteed Substantial Completion Dates for COVID-19 Events, which are separately addressed in Section 6.12B. B. COVID-19 Event Cost and Schedule Impacts. If the occurrence of a COVID-19 Event (including Contractor’s, its Subcontractor’s or Sub-subcontractor’s responsive and preventative actions thereto, or adopting additional or different countermeasures or other means and methods in performing the Work from the COVID- 19 Countermeasures in response thereto) adversely affect Contractor’s actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work, Contractor shall be entitled to a Change Order adjusting the Contract Price. If such COVID-19 Event (or such actions, countermeasures and/or means and methods) causes a delay (as that term is defined Section 6.9), Contractor shall be entitled to relief to the extent permitted in Section 6.8. Contractor (or Subcontractor or Sub-subcontractors) shall receive no relief as a result of changes in market conditions that arise out of the impact to the Work RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 68 Exhibit 10.1 from COVID-19 or any COVID-19 Event unless Contractor demonstrates that such impact is caused by a COVID-19 Event, but excluding changes in market conditions that arise indirectly from such impact or that result in a general escalation of prices for labor, materials (other than those specified in Attachment KK), equipment and services. C. COVID-19 – Countermeasures, Means and Methods and Mitigation. Contractor (and its Subcontractors and Sub-subcontractors) may implement COVID-19 Countermeasures, adopt additional or different countermeasures or other means and methods in performing the Work from those COVID-19 Countermeasures set forth in Attachment II, and take responsive and preventative actions (such as the right to suspend the Work, in whole or in part, or evacuate personnel, in each case after consultation with Owner, and including the COVID-19 Countermeasures) in response to a COVID-19 Event that are reasonably necessary to protect those performing the Work from the spread of COVID-19 or other epidemics, pandemics or plagues, or reasonably necessary to otherwise mitigate or prevent the spread of COVID-19 or other epidemics, pandemics or plagues. D. COVID-19 Event Performance Prevention. If a COVID-19 Event (including the effects of such COVID-19 Event) prevents the performance with respect to any portion of the Work, Contractor (and its applicable Subcontractor or Sub- subcontractor) shall be relieved from performance of such portion of the Work for the time period that such COVID-19 Event, or the effects of such COVID-19 Event, are continuing; provided that Contractor’s entitlement to a Change Order for an adjustment to the Contract Price and Guaranteed Substantial Completion Dates shall be determined in accordance with Section 6.8. 6.13 Ongoing Conflict Events. If the Russian and Ukraine Conflict Event or the Israel and Gaza Conflict (each, an “Ongoing Conflict Event” and together the “Ongoing Conflict Events”) adversely affect Contractor’s actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any material obligation under this Agreement, then Contractor shall be entitled to a Change Order for an adjustment to the Contract Price and, to the extent permitted in Section 6.8, for an adjustment to Key Dates; provided that Contractor complies with the Change Order request requirements in Section 6.5 and provided further that any impacts as a result of one or more of the Ongoing Conflict Events are limited solely to the following impacts: A. Impacts covered under this Section 6.13 are comprised solely of the following: 1. An increase in the transportation costs or delay in transportation as a result of the Russian and Ukraine Conflict Event that causes a material disruption in the operations of a major shipping port for more than five (5) Days that was planned to be used in connection with the performance of the Work or a material disruption of a major roadway for more than five (5) Days that was planned to be used in connection with the performance of the Work where there is no other reasonable roadway, the impact of which may result in Contractor having to make different provisions for the sourcing of or transportation of Equipment. Contractor shall consult with Owner to evaluate options, such as alternate sourcing or RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 69 Exhibit 10.1 transportation, and provide details of the impacts of such options on the Contract Price and Key Dates; 2. An increase in the transportation costs or delay in transportation as a result of the Israel and Gaza Conflict (including Contractor’s or its Subcontractors’ or Sub-subcontractors’ use of the Red Sea, the Suez Canal or the Persian Gulf) that causes a material disruption in the transportation of Equipment for more than five (5) Days where the impact of which may result in Contractor having to make different provisions for the sourcing of or transportation of Equipment. Contractor shall consult with Owner to evaluate options, such as alternate sourcing or transportation, and provide details of the impacts of such options on the Contract Price and Key Dates; 3. A material disruption in the operations of a Subcontractor’s manufacturing facility for the production of Equipment (which, for a Russia and Ukraine Conflict Event, such disruption must be due to a curtailment of energy to such manufacturing facility) for more than five (5) Days caused by the Ongoing Conflict Event and only with respect to a Russia and Ukraine Conflict Event, where (a) such Subcontractor does not have other reasonable and commercially practicable alternative means of energy and (b) there is no other manufacturing facilities reasonably and commercial practicably available that such Subcontractor can use. Contractor shall consult with Owner to evaluate options, such as alternate sourcing or transportation, and provide details of the impacts of such options on the Contract Price and Key Dates; and 4. A material disruption to the availability of Equipment required by Contractor or a Subcontractor for more than five (5) Days caused by one or more of the Ongoing Conflict Events, and only with respect to a Russia and Ukraine Conflict Event, where Contractor or Subcontractor does not have other reasonable and commercially practicable alternative means of obtaining such Equipment. Contractor shall in any case consult with Owner to evaluate options, such as alternate sourcing or transportation for affected Equipment, and provide details of the impacts of such options on the Contract Price and Key Dates. B. Notwithstanding the foregoing, the following impacts are excluded from Section 6.13 and consequentially Contractor is not entitled to any relief under this Agreement for such impacts: 1. Any impacts from one or more of the Ongoing Conflict Events existing prior to the Amended and Restated Execution Date, provided the scope of such impacts do not increase after the Amended and Restated Execution Date, and if such impacts increase after the Amended and Restated Execution Date, only the increase in the impacts shall be considered; 2. Contractor (or Subcontractor or Sub-subcontractors) shall receive no relief as a result of changes in market conditions that arise out of the impact to the Work from one or more of the Ongoing Conflict Events unless Contractor RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 70 Exhibit 10.1 demonstrates that such impact is caused by such Ongoing Conflict Event, but excluding changes in market conditions that arise indirectly from such impact or that result in a general escalation of prices for labor, materials (other than those specified in Attachment KK and Attachment LL), equipment and services; 3. Any impacts resulting from a Change in Law, which impacts will be addressed as a Change in Law and not as an Ongoing Conflict Event; 4. Any impacts resulting from Contractor or any Subcontractor or Sub- subcontractor from procuring directly or indirectly any portion of Equipment from Russia, Ukraine or Israel; 5. Any impacts to the Work (with respect to which Contractor plans to Subcontract) that have occurred prior to Contractor signing a Subcontract with any Subcontractor for such Work; 6. Any impacts that could or could have been mitigated using reasonable and commercially practicable efforts by Contractor or its Subcontractors or Sub-subcontractors as described in Section 6.13A above; 7. Any impacts to the extent any Subcontractor or any Sub- subcontractor has assumed the risks of those impacts in its applicable Subcontract or Sub-subcontract; and 8. Fluctuations in pricing of the agreed upon Equipment as specified in Attachment KK and the changes in High Value Orders as specified in Attachment LL, in which case Attachment KK and Attachment LL will solely govern Contractor’s entitlement to adjustment to Contract Price and Key Dates for such impacts. 6.14 Cybersecurity Events. If the occurrence of a Cybersecurity Event adversely affects Contractor’s actual cost (which costs shall be adequately documented and supported by Contractor) of performance of the Work or ability to perform any material requirement under this Agreement, Contractor shall be entitled to a Change Order adjusting the Contract Price and/or the Key Dates, as applicable, pursuant to Sections 6.2A.5 and 6.8, provided that Contractor complies with the notice and Change Order request requirements set forth in Sections 6.2 and 6.5 and diligently and expeditiously rebuilds and restores the impacted Information Systems, including acting reasonably to settle any cybersecurity demands to avoid further interruption. If such acts or omissions cause a delay (as that term is defined in Section 6.9), Contractor shall be entitled to relief to the extent allowed under Section 6.8. Notwithstanding the foregoing, A. Contractor shall receive no relief pursuant to this Section 6.14 to the extent that the Cybersecurity Event is due to Contractor’s or the affected Subcontractors’ or Sub- subcontractors’ failure to comply with the requirements of this Agreement, including Applicable Law and GECP, including the use of generally recognized and accepted reasonable and prudent preventative measures and cybersecurity risk management protocols (including appropriately training employees in cybersecurity awareness); and

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 71 Exhibit 10.1 B. If a Cybersecurity Event occurs due to an act or omission by an employee of Contractor or Contractor’s Affiliates or Subcontractors or Sub-subcontractors, whether intentional or unintentional, Contractor shall not be entitled to any relief (including any adjustments to the Contract Price or Guaranteed Dates) until the delays associated with such Cybersecurity Events cause a delay in the performance of the Work that is on the critical path of the Monthly Updated CPM Schedule in excess of fifteen (15) Days in the aggregate. ARTICLE 7 CONTRACT PRICE AND PAYMENTS TO CONTRACTOR 7.1 Contract Price. As compensation in full to Contractor for the full and complete performance of the Work and all of Contractor’s other obligations under this Agreement, Owner shall pay and Contractor shall accept Four Billion Seven Hundred Sixty-Eight Million Four Hundred One Thousand U.S. Dollars (U.S.$ 4,768,401,000) (the “Contract Price”). The Contract Price is subject to adjustment only by Change Order as provided in Article 6, and includes all Taxes (excluding Direct Trade Measure Costs, as further described in Section 7.1A) payable by Contractor and its Subcontractors and Sub-subcontractors in connection with the Work and all Provisional Sums. For the avoidance of doubt, the Contract Price does not include Texas Sales and Use Tax on Equipment (which is subject to exemption as provided under Section 4.8A). A. The Contract Price excludes Direct Trade Measure Costs, and Contractor shall invoice separately to recover Direct Trade Measure Costs pursuant to Attachment FF. B. The Contract Price is separated, in accordance with the definition of separated contract as defined in 34 Tex. Admin Code Rule § 3.291(a)(13), as follows: 1. [***] U.S. Dollars (U.S.$[***]) for Equipment (“Aggregate Equipment Price”). The Aggregate Equipment Price equates to the portion of the Contract Price attributable to all Equipment and includes the cost of every piece of Equipment, including markup, overhead, freight and profit, but excludes labor. 2. [***] U.S. Dollars (U.S.$[***]) for all Work in this Agreement other than for Equipment (“Aggregate Labor and Skills Price”), which such Work includes all labor, engineering, design, services, installation, consumables, freight on Construction Equipment, overhead and all other items of whatever nature applicable to the Work. Excluding only the Aggregate Equipment Price, the Aggregate Labor and Skills Price shall include all costs, charges and expenses of whatever nature applicable to the Work, including Taxes (except for Direct Trade Measure Costs as specified in Section 7.1A) on all Work and Texas Sales and Use Tax on all Work other than on Equipment. 3. Not used. 4. To the extent that the value of a Provisional Sum exceeds the respective Provisional Sum set forth in Attachment JJ, Contractor shall be entitled to a Change Order to increase the Contract Price for such amount. Accordingly, Owner shall be entitled to a Change Order reducing the Contract Price to the extent RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 72 Exhibit 10.1 the value of the Work related to a Provisional Sum is less than the respective Provisional Sum set forth in Attachment JJ. 5. The Parties have agreed to adjust the Contract Price based on the fluctuations in the pricing of certain agreed upon commodities as described in Attachment KK. Such adjustments shall follow the procedure set forth in Attachment KK. 6. The Parties shall prior to NTP adjust the Contract Price and Key Dates based on the true up of certain agreed upon High Value Orders described in Attachment LL. Such adjustments shall follow the procedure set forth in Attachment LL. 7.2 Interim Payments. A. Payments. Interim payments shall be made by Owner to Contractor in accordance with the Payment Schedule set forth in Attachment C (as may be amended by Change Order pursuant to Section 6.1C or 6.2C), which allocates (i) [***] U.S. Dollars (U.S.$[***]) of the Contract Price to be paid based on percent completion of the Work (“Earned Value”) using the detailed breakdown of the Work and the procedures set forth in Schedule C-1 (the “Earned Value Contract Price Breakdown”), and (ii) [***] U.S. Dollars (U.S.$[***]) of the Contract Price to be paid based on completion of Payment Milestones set forth in Schedule C-2, provided that Contractor is otherwise in material compliance with the terms of this Agreement. The mobilization Payment Milestone in Schedule C-2 shall be paid within [***] ([***]) Days after issuance of NTP. Each payment shall be subject to Owner’s right to withhold payments under this Agreement, including Sections 3.3G, 7.5, 11.5A and 13.2. Payments shall be made in U.S. Dollars to an account designated by Contractor. The Payment Schedule, including the Earned Value Contract Price Breakdown and the Payment Milestones, shall be amended only by Change Order pursuant to this Agreement. B. Invoices. Within [***] ([***]) Days after the end of each Month (or the next Business Day if the [***]th Day is not a Business Day), Contractor shall submit to Owner an Invoice for (i) all Work completed during the prior Month in accordance with the Earned Value Contract Price Breakdown (ii) all Payment Milestones completed during the prior Month, if any, and (iii) reimbursement for Direct Trade Measure Costs. Contractor shall not be entitled to any payment whatsoever for any portion of the Work relating to a particular Payment Milestone until such Payment Milestone is fully completed. Such Monthly Invoice shall also include amounts properly due and owing for Work performed during the prior Month under Change Directives. All Invoices, other than the Invoice for final payment under this Agreement, shall be in the form of Schedule I-1, and shall include all documentation supporting its request for payment as required under this Agreement. All Invoices issued to Owner hereunder shall separately state charges for Equipment and skill, labor and other costs for the Project. C. Interim Lien and Claim Waivers. Each Invoice received by Owner prior to Final Completion shall be accompanied by (i) a fully executed Interim Lien and Claim RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 73 Exhibit 10.1 Waiver from Contractor in the form of Schedules K-1 and K-2 for all Work performed through the date for which payment is requested, (ii) fully executed Interim Lien and Claim Waivers from each Major Subcontractor in the form set forth in Schedules K-3 and K-4 for all Work performed through the date for which payment is requested and (iii) if requested by Owner, fully executed Interim Lien and Claim Waivers from all Major Sub- subcontractors in the form set forth in Schedules K-3 and K-4 for all Work performed through the date for which payment is requested. Interim Lien and Claim Waivers, however, shall not be required from Major Subcontractors, Major Sub-subcontractors, Subcontractors or Sub-subcontractors until they have performed and invoiced Contractor for their Work, and Major Subcontractors, Major Sub-subcontractors, Subcontractors and Sub-subcontractors shall be required to submit additional Interim Lien and Claim Waivers only if they have performed Work not covered by a previous Interim Lien and Claim Waiver. Submission of all Interim Lien and Claim Waivers are a condition precedent to payment of any Invoice (provided that if Contractor does not submit an Interim Lien and Claim Waiver for a Major Subcontractor or Major Sub-subcontractor in accordance with this Section 7.2C, Owner may withhold payment for the amount allocated to such Major Subcontractor or Major Sub-subcontractor that has not provided an Interim Lien and Claim Waiver). D. Review and Approval. Each Invoice shall be reviewed by Owner and, upon Owner’s reasonable request, Contractor shall furnish such supporting documentation and certificates and provide such further information as may be reasonably requested by Owner. Unless disputed by Owner, each Invoice (less any withholdings allowed under this Agreement) shall be due and payable [***] ([***]) Days after it, and all documentation required under this Agreement, is received by Owner. Notwithstanding the above, on issuance of NTP or anytime thereafter, Contractor may submit an Invoice to Owner for the mobilization Payment Milestone, and such Invoice shall be due and payable in accordance with Section 7.2A. If an Invoice is disputed by Owner, then payment shall be made for all undisputed amounts and the Dispute shall be resolved pursuant to Article 18. Payment on disputed amounts shall be made as soon as such Dispute is resolved. E. Maximum Cumulative Payment Amounts. The Parties have agreed upon and set forth in Schedule C-3 a schedule of the maximum cumulative amounts that Contractor is allowed to Invoice Owner at any one time during the performance of the Work (the “Maximum Cumulative Payment Schedule”). The Maximum Cumulative Payment Schedule shall only be subject to adjustment pursuant to a Change Order. 7.3 Final Completion and Final Payment. Upon Final Completion, Contractor shall, in addition to any other requirements in this Agreement for achieving Final Completion, including those requirements set forth in Section 1.1 for the definition of Final Completion, submit a fully executed final Invoice in the form attached hereto as Schedule I-2, along with (i) a statement summarizing and reconciling all previous Invoices, payments and Change Orders, (ii) an affidavit that all payrolls, Taxes, liens, charges, claims, demands, judgments, security interests, bills for Equipment, and any other indebtedness connected with the Work have been paid, (iii) fully executed Final Lien and Claim Waiver from Contractor in the form of Schedules K-5 and K-6, (iv) fully executed Final Lien and Claim Waivers from each Major Subcontractor in the form set forth in Schedules K-7 and K-8, and (v) if requested by Owner, fully executed Final Lien and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 74 Exhibit 10.1 Claim Waivers from each Major Sub-subcontractor in the form set forth in Schedules K-7 and K- 8. No later than [***] ([***]) Days after receipt by Owner of such final Invoice and all requested documentation and achieving Final Completion, Owner shall, subject to its rights to withhold payment under this Agreement, pay Contractor the balance of the Contract Price. 7.4 Payments Not Acceptance of Work. No payment made hereunder by Owner shall be considered as approval or acceptance of any Work by Owner or a waiver of any claim or right Owner may have hereunder. All payments shall be subject to correction or adjustment in subsequent payments. 7.5 Payments Withheld. In addition to disputed amounts set forth in an Invoice, Owner may, in addition to any other rights under this Agreement, withhold payment on an Invoice or a portion thereof, or collect on the Letter of Credit, in an amount and to such extent as may be reasonably necessary to protect Owner from loss due to: A. Defective Work not remedied in accordance with this Agreement; B. liens, stop notices or other encumbrances on all or a portion of the Project Site, the Work, the Phase 1 Facilities or the Train 4 Facility, which are filed by any Subcontractor, any Sub-subcontractor or any other Person acting through or under any of them, provided that Owner has made payment to Contractor of all undisputed amounts due to Contractor in accordance with the terms of this Agreement and further provided that, with respect to liens and other encumbrances, Contractor has not removed or discharged such lien or encumbrance in accordance with Section 17.6; C. any material breach by Contractor of any term or provision of this Agreement; D. the assessment of any fines or penalties against Owner as a result of Contractor’s failure to comply with Applicable Law or Applicable Codes and Standards; E. a discovery that a Payment Milestone or other Work associated with a prior payment was not in fact achieved; F. amounts paid by Owner to Contractor in a preceding Month incorrectly; G. Liquidated Damages that Contractor owes under the terms of this Agreement; H. failure of Contractor to make payments to Subcontractors in accordance with their respective Subcontracts, provided that Owner has made payment to Contractor of all undisputed amounts owed to Contractor in accordance with the terms of this Agreement with respect to the applicable Subcontracts; I. any other costs or liabilities which Owner has incurred or will incur for which Contractor is responsible under this Agreement; or

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 75 Exhibit 10.1 J. failure of Contractor to comply with its Monthly Progress Report obligations or scheduling obligations as set forth in Section 5.4. 7.6 Payment of Amounts Withheld or Collected on Letter of Credit. Prior to drawing down or collecting on the Letter of Credit in accordance with this Agreement, Owner shall provide Contractor with the written notice in accordance with Section 9.2A(b). For amounts actually withheld or collected on the Letter of Credit, Owner shall pay Contractor the amount Owner withheld or collected on the Letter of Credit under Section 7.5 if Contractor (i) pays, satisfies or discharges the applicable claim of Owner against Contractor under or by virtue of this Agreement and provides Owner with reasonable evidence of such payment, satisfaction or discharge, (ii) cures the applicable breach described in Section 7.5 or the applicable Default (i.e., the breach described in Section 7.5 or Default on which Owner’s withholding or collection on the Letter of Credit was based), (iii) with respect to item 7.5B, removes the lien or other encumbrance in question in accordance with Applicable Law, or (iv) provides Owner with a Letter of Credit reasonably satisfactory to Owner in the amount of the withheld payment. In the event Owner draws down or collects any amount on the Letter of Credit pursuant to this Section 7.6, and Contractor acts in accordance with either (i), (ii) or (iii) above so as to require payment from Owner, Contractor shall, within [***] ([***]) Days after Owner’s payment to Contractor, restore the Letter of Credit to the amount the Letter of Credit had immediately prior to Owner’s collection on the Letter of Credit under this Section 7.6, failing which, Owner may withhold all payments otherwise due Contractor until Contractor so restores such Letter of Credit. Owner’s failure to withhold or draw down or collect against the Letter of Credit in the event of any of the circumstances described in this Section 7.6 shall not be deemed to be a waiver of any of Owner’s rights under this Agreement, including Owner’s right to withhold or draw down on the Letter of Credit at any time one of the circumstances in Section 7.5 exists. 7.7 Interest on Late Payments. Any undisputed amounts due but not paid when such amounts are due and payable hereunder shall bear interest at the lesser of (i) an annual rate equal to the prime rate published by the Wall Street Journal on the date such amounts were due and payable plus [***] percent ([***]%) or (ii) the maximum rate permitted under Applicable Law. 7.8 Offset. Owner may, upon prior notice to Contractor, offset any debt due and payable from Contractor to Owner against any amount due and payable to Contractor hereunder. 7.9 Currency. All amounts contained herein are in and shall be paid in U.S. Dollars. Included in the Contract Price are the following amounts in U.S. Dollars based upon the following foreign (non-U.S. Dollar) currencies at the following exchange rates to the U.S. Dollar: Foreign Currency Value of Foreign Currency Initial Exchange Rate Initial Equivalent U.S. Dollar Value Euro € [***] [***] U.S.$ to Euro € U.S.$[***] On a date that is two (2) Business Days after Owner’s issuance of NTP, the Contract Price shall be subject to an upward or downward adjustment by Change Order to account for changes in the exchange rate from the Initial Exchange Rate to the exchange rate at such date, and such adjusted RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 76 Exhibit 10.1 Contract Price shall be stated in U.S. Dollars. The adjustment to the Contract Price for each foreign currency will be determined as follows: (a) the equivalent U.S. Dollar value on the date that is two (2) Business Days after Owner’s issuance of NTP (determined by multiplying the value of foreign currency listed above by the exchange rate quoted by Bloomberg FX Fixings rate for such foreign currency as of 9:00am NY time on the next banking day following the date that is two (2) Business Days after Owner’s issuance of NTP) minus (b) the initial equivalent U.S. Dollar value listed in the table above for such foreign currency. The Contract Price adjustment shall be the sum of the adjustments for each currency and shall be stated in U.S. Dollars. After the date that is two (2) Business Days after Owner’s issuance of NTP, Contractor assumes all risk relating to fluctuation of any foreign currency. 7.10 Conditions Precedent to Payment. It shall be a condition precedent to Contractor’s entitlement to receive any payment from Owner under this Agreement that Contractor has provided to Owner, and is maintaining the (i) Parent Guarantee in accordance with Section 21.17, (ii) Letter of Credit in accordance with Section 9.2, and (iii) insurance policies in accordance with Section 9.1. 7.11 [***]. ARTICLE 8 TITLE AND RISK OF LOSS 8.1 Title. A. Clear Title. Contractor warrants and guarantees that Owner will receive good and legal title to and ownership of the Work and the Train 4 Facility (including each component thereof) shall be free and clear of any and all liens, claims, security interests or other encumbrances when title thereto passes to Owner. B. Title to Work. Title to all or any portion of the Work (other than Work Product) shall pass to Owner (or its designee) upon the earlier of (i) payment by Owner therefor, (ii) delivery of the Work to the Site, or (iii) incorporation of such Work into the Train 4 Facility, except in the case of Work Product, which is governed by Article 10. Transfer of title to Work shall be without prejudice to Owner’s right to reject Defective Work, or any other right in this Agreement. 8.2 Risk of Loss. A. Risk of Loss Prior to Substantial Completion. Contractor shall bear the risk of physical loss and damage to Train 4 and all Equipment and Work incorporated or to be incorporated into Train 4 until the earlier of Substantial Completion of Train 4 or RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 77 Exhibit 10.1 termination of this Agreement, regardless of fault and regardless whether such loss and damage occurs as a result of the Work, Phase 1 Work, or Train 5 Work; provided that Owner shall at all times bear the risk of physical loss and damage, and Owner shall release Contractor Indemnified Parties (in connection with the Work, Phase 1 Work, and Train 5 Work), any Subcontractors, any Sub-subcontractors (in connection with the Work), and any subcontractors and sub-subcontractors (in connection with the Phase 1 Work and Train 5 Work) from liability for such physical loss and damage, each to the extent (i) arising from war (whether declared or undeclared), civil war, act of terrorism, sabotage, blockade, insurrection; (ii) arising from ionizing radiation, or contamination by radioactivity from nuclear fuel, or from any nuclear waste from the combustion of nuclear fuel properties of any explosive nuclear assembly or nuclear component thereof; (iii) arising from a cyber event or communicable disease that is excluded from coverage pursuant to Contractor’s Builder’s Risk or Marine Cargo policies; (iv) arising from a significant atmospheric disturbance marked by high winds, with or without precipitation, including such events as hurricane, typhoon, monsoon, cyclone, rainstorm, tempest, hailstorm, tornado, or any combination of the foregoing events, including any resulting flood, tidal or wave action (collectively, “Windstorms”) and water damage to the extent that such Windstorms and water damage result in loss or damage in excess of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) in the cumulative aggregate with respect to the Work, the Phase 1 Facilities, Train 4, and Train 5 (the full amount of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) may be satisfied under either the Phase 1 EPC Agreements, this Agreement, or Train 5 EPC Agreement or a combination thereof) or (v) such physical loss or damage to Train 4, the Phase 1 Facilities, and Train 5 in the cumulative aggregate exceeds the sum insured obtained in the Builder’s Risk policy for such physical loss or damage (the sum of insurance obtained may be reached under either the Phase 1 EPC Agreements, Train 5 EPC Agreement, or this Agreement, or combination thereof), and such Owner responsibility for risk of loss and such release is regardless of fault and regardless whether such loss or damage occurs as a result of the Work, Phase 1 Work, or Train 5 Work. B. Transfer of Risk of Loss After Substantial Completion. Upon the earlier termination of this Agreement or after Substantial Completion, Owner shall bear the risk of physical loss and damage to Train 4 (including all Equipment and Work incorporated into Train 4), and any other portion of the Work or Train 4 transferred to Owner prior to Substantial Completion in accordance with Section 11.8. In accordance with Section 17.1F, Contractor shall be liable to Owner for physical loss and damage to any portion of Train 4 after Train 4 achieves Substantial Completion to the extent such physical loss and damage arises out of or results from or is related to the negligence or fault of any Contractor Indemnified Party (in connection with the Work, Phase 1 Work, or Train 5 Work), any Subcontractors or Sub-subcontractors (in connection with the Work), or any subcontractor or sub-subcontractor (in connection with the Phase 1 Work or Train 5 Work), subject to a cap in liability of [***] U.S. Dollars (U.S.$[***]) per occurrence, with a cumulative per occurrence of [***] U.S. Dollars (U.S.$[***]) under the Phase 1 EPC Agreements, this Agreement, and Train 5 EPC Agreement. Under no circumstances shall this Section 8.2B be interpreted to relieve Contractor of its obligations with respect to Warranties, Defective Work and Corrective Work. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 78 Exhibit 10.1 C. With respect to any physical loss or physical damage to Train 4 (including Equipment or Work incorporated into Train 4) caused by (a) Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v); (b) any member of Owner Indemnified Parties or any other Person for whom Owner is responsible, or (c) any Third Party over whom neither Contractor nor Owner are responsible and such Third Party is beyond the reasonable control of Contractor and such loss or damage was not due to Contractor’s fault or negligence and could not have been prevented or avoided by Contractor through the exercise of due diligence, Contractor shall be entitled to a Change Order adjusting the Key Dates if and to the extent permitted under (y) Section 6.7 if caused by Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v), and (z) Section 6.8 if caused by any member of Owner Indemnified Parties or any other person for whom Owner is responsible or a Third Party pursuant to Section 8.2C(c) above. In the event that any physical loss or damage to Train 4 (or any Equipment or Work incorporated or to be incorporated in Train 4) arises from one or more of the events set forth in 8.2A(i) through 8.2A(v), and Owner elects to rebuild such physical loss or damage, Contractor shall be entitled to a Change Order to adjust the Contract Price to the extent such event adversely affects Contractor’s costs of performance of the Work, provided that Contractor complies with the requirements in Section 6.5 and the mitigation requirements in Section 6.10. D. With the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, this Section 8.2 shall apply to any loss or damage to the Work caused by, arising out of or resulting from, any activities, events or omissions occurring in connection with this Agreement, the Phase 1 Work, and the Train 5 Work. Similarly, with the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, (i) the risk of loss and damage to the Phase 1 Facilities shall be determined in accordance with Section 8.2 of the Phase 1 EPC Agreements, notwithstanding that such loss or damage to the Phase 1 Facilities was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement, and (ii) the risk of loss and damage to Train 5 shall be determined in accordance with Section 8.2 of the Train 5 EPC Agreement, notwithstanding that such loss or damage to Train 5 was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement. ARTICLE 9 INSURANCE AND LETTER OF CREDIT 9.1 Insurance. A. Provision of Insurance. The Parties shall provide the insurance as specified in Attachment O on terms and conditions stated therein. B. No Cancellation. All policies providing coverage hereunder shall contain a provision that at least [***] ([***]) Days’ prior notice shall be given to the non-procuring Parties and additional insureds prior to cancellation, non-renewal or material change in the coverage.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 79 Exhibit 10.1 C. Additional Insurance. Upon Owner’s request, and at Owner’s sole option, Contractor shall increase its insurance required under this Agreement (as long as such insurance coverage is available in the commercial insurance market); provided however, that the payment of any incremental increase in the cost of such insurance shall be reimbursed by Owner at cost via Change Order. D. Obligations Not Relieved. Anything in this Agreement to the contrary notwithstanding, the occurrence of any of the following shall in no way relieve Contractor from any of its obligations under this Agreement: (i) failure by Contractor to secure or maintain the insurance coverage required hereunder; (ii) failure by Contractor to comply fully with any of the insurance provisions of this Agreement; (iii) failure by Contractor to secure such endorsements on the policies as may be necessary to carry out the terms and provisions of this Agreement; (iv) the insolvency, bankruptcy or failure of any insurance company providing insurance to Contractor; (v) failure of any insurance company to pay any claim accruing under its policy; or (vi) losses by Contractor or any of its Subcontractors or Sub-subcontractors not covered by insurance policies. E. Failure to Provide Required Insurance. IN THE EVENT THAT LIABILITY FOR ANY LOSS OR DAMAGE IS DENIED BY THE UNDERWRITER OR UNDERWRITERS IN WHOLE OR IN PART DUE TO THE BREACH OF CONTRACTOR’S INSURANCE BY CONTRACTOR, OR IF CONTRACTOR FAILS TO MAINTAIN ANY OF THE CONTRACTOR’S INSURANCE HEREIN REQUIRED, THEN CONTRACTOR SHALL DEFEND, INDEMNIFY AND HOLD THE OWNER INDEMNIFIED PARTIES HARMLESS AGAINST ALL LOSSES WHICH WOULD OTHERWISE HAVE BEEN COVERED BY SAID INSURANCE. F. Unavailable Insurance. If any insurance (including the limits or deductibles thereof) hereby required to be maintained, other than insurance required by Applicable Law to be maintained, shall not be reasonably available in the commercial insurance market, Owner and Contractor shall not unreasonably withhold their agreement to waive such requirement to the extent that maintenance thereof is not so available; provided, however, that the Party shall first request any such waiver in writing from the other Party, which request shall be accompanied by written reports prepared by two (2) independent advisors, including insurance brokers, of recognized international standing certifying that such insurance is not reasonably available in the commercial insurance market (and, in any case where the required amount is not so available, explaining in detail the basis for such conclusions), such insurance advisers and the form and substance of such reports to be reasonably acceptable to the other Party; provided further that such waiver is permitted pursuant to any agreements between Owner and its Lenders; and provided further that with respect to the sum insured for the Builder’s Risk policy or the deductible for Windstorms and water damage for the Builder’s Risk policy, the agreement by the Parties to the waiver shall not be required if the Parties cannot agree on the amount that is reasonably available in the commercial insurance market, in which case the amount reasonably available in the commercial insurance market for the Builder’s Risk policy, as determined prior to NTP shall be equal to the amount that is indicated in writing by Contractor’s broker Willis Towers Watson (“WTW”), after review and discussion with Owner, as the sum insured under Contractor’s Builder’s Risk policy or the deductible for Windstorms and water damage for the Builder’s Risk policy. If Owner does not agree with RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 80 Exhibit 10.1 the value provided by WTW, then Owner may provide Contractor with a report from an insurance broker of recognized international standing (“Owner’s Broker”) setting forth a higher sum insured or such lower deductible for Windstorms and water damage (provided such lower deductible is part of a higher sum insured) that is available in the commercial insurance market under a Builder’s Risk policy that is on substantially similar terms and conditions as Contractor’s proposed Builder’s Risk policy provided, however, Contractor is not subject to any additional risk under such substantially similar terms. If the higher sum insured or lower deductible for Windstorms and water damage available through Owner’s Broker is on such substantially similar terms and conditions as the Builder’s Risk policy proposed by Contractor through WTW, then the amount that is reasonably available in the commercial insurance market shall be the sum insured or the deductible for Windstorms and water damage provided by Owner’s Broker; provided the Owner reimburses Contractor, as part of the Insurance Provisional Sum, of the additional costs of such increased limits or lower deductible. With the exception of the Builder’s Risk policy for which any such waiver is final, any such waiver shall be effective only so long as such insurance shall not be available and commercially feasible in the commercial insurance market. 9.2 Irrevocable Standby Letter of Credit. A. As a condition precedent to Contractor’s right to receive any payments under this Agreement (except payments expressly permitted pursuant to an LNTP), Contractor shall deliver to Owner an irrevocable standby letter of credit, naming Owner as beneficiary, in the amount of [***] percent ([***]%) of the Contract Price (as adjusted by Change Order) and in the form of Attachment R, and issued and confirmed by a commercial bank in the United States of America reasonably acceptable to Owner with a long-term rating of at least Investment Grade (“Letter of Credit”). Upon Owner’s written request, Contractor shall increase the dollar value of the Letter of Credit issued to Owner in proportion to any increases to the Contract Price pursuant to a Change Order, or the aggregate of multiple Change Orders, that equal or exceed [***] U.S. Dollars (U.S.$ [***]); provided that if Owner so requests an adjustment to the value of the Letter of Credit, Contractor shall be entitled to a Change Order for the cost of the increase in the Letter of Credit. If at any time the rating of the U.S. commercial bank that issued the Letter of Credit falls below Investment Grade, Contractor shall replace the Letter of Credit within [***] ([***]) Days with a letter of credit or, if permitted by Owner in its sole discretion, an equivalent instrument, issued by a commercial bank in the United States of America reasonably acceptable to Owner meeting such rating requirements. Owner shall have the right to draw down on or collect against such Letter of Credit upon Owner’s demand in the event of the following: (a) a Default by Contractor or the owing by Contractor to Owner under this Agreement for Liquidated Damages or any other liabilities, damages, costs, losses or expenses arising out of or relating to a breach of any obligation under this Agreement by Contractor, such Default or otherwise and (b) Owner has provided [***] ([***]) Business Days’ written notice to Contractor stating Owner’s intent to draw against the Letter of Credit and the amount to be drawn and specifying the reason for the draw on the Letter of Credit. The amount drawn on the Letter of Credit shall not be greater than the amount that Owner, at the time of the drawing, reasonably estimates is owed it under this Agreement for Liquidated Damages, liabilities, damages, costs, losses or expenses or RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 81 Exhibit 10.1 is necessary to remedy the Default or breach of this Agreement. In addition to the foregoing draw rights, (i) Owner shall also have the right to draw down on or collect against the Letter of Credit for all remaining funds in the Letter of Credit upon Owner’s demand if Contractor has not, prior to [***] ([***]) Days before the then current expiration date, delivered to Owner a replacement letter of credit substantially identical to the Letter of Credit and from a U.S. commercial bank meeting the requirements in this Section 9.2 and extending the expiration date for the shorter of (a) a period of one (1) year, or (b) the expiration of such Defect Correction Period, and (ii) Owner shall also have the right to draw down on or collect against the Letter of Credit for all remaining funds available under such Letter of Credit upon Owner’s demand if the issuing bank is no longer Investment Grade and Contractor has not, within the applicable time period set forth in this Section 9.2, delivered to Owner a replacement letter of credit substantially identical to the Letter of Credit from a U.S. commercial bank meeting the requirements set forth in this Section 9.2. Except for sums due and owing for LNTP Work (if any), Contractor shall not be entitled to any compensation under this Agreement unless and until Contractor provides the Letter of Credit to Owner in accordance with this Section 9.2. 1. Contractor may fulfill the requirements set forth in this Section 9.2 through multiple, co-existent Letters of Credit issued to Owner with no more than a total of two (2) Letters of Credit being provided under this Section 9.2; provided that each Letter of Credit shall meet the requirements of Section 9.2 and the amounts of such Letters of Credit shall, in the aggregate, equal an amount equal to [***] percent ([***]%) of the Contract Price (as may be increased or decreased pursuant to Section 9.2). Owner may in accordance with Section 9.2 draw down or collect on any one of the Letters of Credit, or all of the Letter of Credits, or any combination thereof, in any amounts Owner determines with respect to each Letter of Credit in order to collect all the amounts permitted under Section 9.2, which such allocation and collection on any one or more of the Letters of Credit shall be determined in Owner’s sole discretion. Any reference to “Letter of Credit” in this Agreement shall mean any one, any combination, or all of the Letters of Credit provided under this Agreement pursuant to this Section 9.2A.1, at Owner’s sole discretion. B. The amount of the Letter of Credit shall decrease to an aggregate amount equal to: 1. [***] percent ([***]%) of the Contract Price upon the commercial bank’s receipt from Owner of a written notice that (i) Substantial Completion has occurred (including Contractor’s payment of all Delay Liquidated Damages due and owing under this Agreement), and (ii) Contractor has achieved the Performance Guarantees or paid all Performance Liquidated Damages due and owing under this Agreement (including any potential Performance Liquidated Damage exposure based upon the results of the Performance Tests conduction prior to Substantial Completion); 2. Provided that the conditions of clauses (i) and (ii) of Section 9.2B.1 have occurred, [***] percent ([***]%) of the Contract Price upon the commercial’s RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 82 Exhibit 10.1 bank receipt from Owner of written notice of the expiration of the period specified in clause (i) of the definition of “Defect Correction Period,” except that the Letter of Credit shall remain in effect in an aggregate amount equal to the reasonable value of any claims that Owner has against Contractor arising out of this Agreement and which remain unresolved at the expiration of the period specified in clause (i) of the definition of “Defect Correction Period.” Upon the resolution of such claims, the Letter of Credit shall be decreased to an aggregate amount equal to zero percent (0%). C. The Letter of Credit shall remain in full force and effect from the issuance of the Letter of Credit through the expiration of the period specified in clause (i) of the definition of “Defect Correction Period” (i.e., the [***] ([***]) month period following Substantial Completion) in accordance with Section 9.2B.2. Partial drawings are permitted under the Letter of Credit. No later than [***] ([***]) Days after the satisfaction of the conditions listed in Sections 9.2B.1 or 9.2B.2 above, Owner shall provide the commercial bank that issued the Letter of Credit with the written notice as specified in that particular section. No later than [***] ([***]) Days after expiration of the Defect Correction Period, Owner shall provide the commercial bank that issued Letter of Credit with written notice of the expiration of such period. D. Owner shall copy Contractor on the notices provided to the commercial bank described in Sections 9.2B and 9.2C. ARTICLE 10 OWNERSHIP OF DOCUMENTATION 10.1 Ownership of Work Product. Owner and Contractor acknowledge that during the course of, and as a result of, the performance of the Work and prior work related to the Train 4 Facility done by Contractor for Owner (including any work done by Contractor or any of its Affiliates under the FEED Agreement or any other agreements between the Parties related to the Project), Contractor or its Affiliates, Subcontractors or Sub-subcontractors will create or have created for the Project and will deliver to Owner certain written materials, plans, Drawings, Specifications, or other tangible manifestations of Contractor’s performance of the Work (hereinafter individually or collectively referred to as “Work Product”). Subject to Section 10.2, and to the use restrictions in the licenses described in Sections 10.7A-C, Work Product prepared by Contractor, its Affiliates, Subcontractors or Sub-subcontractors shall be “works made for hire,” and all rights, title and interest to the Work Product, including any and all copyrights in the Work Product, shall be owned by Owner irrespective of any copyright notices or confidentiality legends to the contrary which may have been placed in or on such Work Product by Contractor, its Affiliates, Subcontractors, Sub-subcontractors or any other Person. Contractor, its Subcontractors and its Sub-subcontractors waive in whole all moral rights which may be associated with such Work Product. If, for any reason, any part of or all of the Work Product is not considered a work made for hire for Owner or if ownership of all right, title and interest in the Work Product shall not otherwise vest in Owner, then Contractor agrees, subject to Section 10.2, that such ownership and copyrights in the Work Product, whether or not such Work Product is fully or partially complete, shall be automatically assigned from Contractor to Owner without further consideration, and Owner shall thereafter own all right, title and interest in the Work Product, including all

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 83 Exhibit 10.1 copyright interests. IF OWNER USES ANY WORK PRODUCT FOR PURPOSES OTHER THAN THOSE RELATING TO THE TRAIN 4 FACILITY, AND CONTRACTOR IS NOT INVOLVED IN THE ENGINEERING, PROCUREMENT, OR CONSTRUCTION OF SUCH OTHER PROJECT, OWNER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS CONTRACTOR INDEMNIFIED PARTIES WITH RESPECT TO ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES, OR OTHER CAUSES OF ACTION ARISING FROM SUCH USE, REGARDLESS OF THE CAUSE SUCH CLAIMS, DAMAGES, LOSSES, LIABILITIES, OR OTHER CAUSES OF ACTION, INCLUDING THE SOLE OR JOINT NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTIES. LIKEWISE, IF THIS AGREEMENT IS TERMINATED, AND OWNER THEREAFTER MODIFIES THE WORK PRODUCT WITHOUT THE INVOLVEMENT OF CONTRACTOR, AND SUCH MODIFIED WORK PRODUCT IS USED TO ENGINEER OR CONSTRUCT THE TRAIN 4 FACILITY, AND SUCH MODIFICATIONS TO THE WORK PRODUCT INFRINGES UPON THE INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY, OWNER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS CONTRACTOR INDEMNIFIED PARTIES WITH RESPECT TO ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES OR OTHER CAUSES OF ACTION BROUGHT BY SUCH THIRD PARTY ARISING FROM SUCH MODIFICATION. 10.2 Contractor’s Intellectual Property and Third Party Intellectual Property. As between Owner and Contractor, Contractor and its Affiliates shall retain ownership of (i) all proprietary intellectual property rights owned by Contractor or its Affiliates prior to the Original Effective Date; (ii) any improvements to the intellectual property developed by Contractor or its Affiliates as part of this Agreement, including proprietary software, proprietary program settings or other proprietary engineering tools used, modified or adapted for performance of the Work; and (iii) all proprietary intellectual property rights developed by Contractor or its Affiliates outside this Agreement, the FEED Agreement or any other agreements between the Parties or their Affiliates related to the Phase 1 Facilities or the Project (hereinafter referred to as “Contractor’s Intellectual Property”), regardless of whether such Contractor’s Intellectual Property is included in the Work Product, and nothing in this Agreement shall result in a transfer of ownership of any Contractor’s Intellectual Property or the proprietary intellectual property owned and developed by Subcontractors or Sub-subcontractors (“Third Party Intellectual Property”). With respect to such Contractor’s Intellectual Property and Third Party Intellectual Property relating to the Train 4 Facility (but subject to Section 10.5 and to the use restrictions in the licenses described in Sections 10.7A-C), Contractor grants to Owner (when the Work Product is conveyed or assigned pursuant to Section 10.1) an irrevocable, perpetual, non-exclusive and royalty-free license (including with right to assign such license) to use, modify and copy such Contractor’s Intellectual Property and Third Party Intellectual Property for any purpose relating to (a) the Train 4 Facility (including any expansions thereto), (b) the Expanded Facility, or (c) any other related facility, project or program that the Owner, including its Affiliates, joint ventures, partners and assigns, may choose to develop, expand, design, procure or construct, provided that with respect to (c), such license shall only apply to Authorized Documents. Subject to Sections 10.6 and 10.7, all Subcontracts and Sub- subcontracts shall contain provisions consistent with Section 10.1 and Section 10.2. Contractor warrants that it is entitled to grant licenses under any Contractor’s Intellectual Property and Third Party Intellectual Property (but subject to Section 10.6 below regarding Honeywell, and subject to Sections 10.7A, 10.7B and 10.7C regarding the Honeywell License, BASF License and [***] License, respectively) necessary for Owner to exploit and have exploited its full and unrestricted rights regarding the use of the Work Product for any purpose relating to (a) the Train 4 Facility (including any expansions thereto), (b) the Expanded Facility or (c) [***], facility or program that the Owner, including its Affiliates, joint ventures, partners and assigns, may choose to develop or construct, provided that with respect to (c), such license shall only apply to Authorized Documents. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 84 Exhibit 10.1 If Owner or any of its Affiliates, joint ventures, partners and assigns uses Contractor’s Intellectual Property or Third Party Intellectual Property on any project, facility or program that does not involve Contractor or any of its Affiliates, Owner shall indemnify Contractor from any claims brought against Contractor relating to Contractor’s Intellectual Property or Third Party Intellectual Property. 10.3 Limitations on Use of Work Product. The Work Product, including all copies thereof, shall not be used by Contractor or its Subcontractors, Sub-subcontractors or any other Persons on any other project for a Person without first removing all information provided in Section 10.4, all Owner’s Confidential Information in Section 19.1 and any other information identifying Owner, the Project, the Train 4 Facility or the Site. Pursuant to the requirements of this Section 10.3, Owner grants Contractor an irrevocable, perpetual and royalty-free license to use, modify and copy the Work Product for any other project, except for any of the following which may be in such Work Product: (i) any proprietary intellectual property rights owned by Owner or any Affiliate of Owner; or (ii) any proprietary intellectual property rights in which Owner or an Affiliate of Owner has a license. As a condition of using on another project any Work Product that Contractor has a license under this Section 10.3, Contractor shall remove from the Work Product any reference to the Project or Owner. The foregoing license and rights to use any Work Product granted to Contractor shall be subject to any limitations imposed on Contractor by third parties which have any ownership interest in such Work Product or any proprietary intellectual property embedded therein. 10.4 Owner Provided Documents. Owner represents that it owns or has a license to the information, data and documentation referenced within Attachment M of the ITB Agreement, and that Contractor had and continues to have the right to use such information as the basis of the design of the Train 4 Facility. All written materials, plans, drafts, specifications, computer files or other documents (if any) prepared or furnished to Contractor by Owner, the Owner Indemnified Parties or any of Owner’s other consultants, suppliers or contractors shall at all times remain the property of Owner, and Contractor shall not make use of any such documents or other media for any other project or for any other purpose other than to perform the Work and fulfill its obligations under this Agreement. All such documents and other media, including all copies thereof, shall be returned to Owner upon Final Completion or the earlier termination of this Agreement, except that Contractor and its Subcontractors may, subject to their respective confidentiality obligations as set forth in Article 19, retain one (1) record set of such documents or other media as required by Section 3.13A. Notwithstanding anything to the contrary in this Agreement, Contractor’s and its Subcontractors’ computer systems may automatically make and retain back-up copies of emails containing written materials, plans, drafts, specifications, computer files or other documents (if any) prepared or furnished by any member of the Owner Indemnified Parties or any of the Owner Indemnified Parties’ other consultants, suppliers or contractors and Contractor and any such Subcontractors may retain such copies in its archival or back-up computer storage for the period that Contractor and any such Subcontractors normally archive backed-up computer records, provided that Contractor and any such Subcontractors shall not access or use such archival or back- up copies for any purpose without the knowledge and approval of its respective legal counsel, and other than for compliance with any legal, regulatory or information audit purposes after the earlier of the completion of the Work or the termination of this Agreement; provided, further, that such copies are subject to the confidentiality obligations set forth in Article 19 until destroyed. Owner hereby grants to Contractor, its Affiliates and Subcontractors a non-exclusive, royalty-free, RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 85 Exhibit 10.1 irrevocable, non-transferable license to use and modify Pre-Existing Owner Proprietary Work Product (and all intellectual property existing or referenced therein) to the extent required to perform Contractor’s obligations under this Agreement. For the purposes of this Agreement, “Pre- Existing Owner Proprietary Work Product” means intellectual property and written materials, plans, drafts, specifications, or computer files or other documents, owned by Owner or its Affiliates prior to the Original Effective Date or developed or acquired by Owner or its Affiliates independently of this Agreement. 10.5 License to Use Liquefaction Technology. Contractor represents that the rights granted in this Article 10 are sufficient for the engineering, procurement, construction, commissioning, pre-commissioning, start-up, testing, operation, maintenance and repair of the Train 4 Facility, including for natural gas pre-treatment, condensate production and the liquefaction of natural gas into LNG, practicing such technology in the Train 4 Facility, and transporting, making, selling, offering to sell, exporting, importing or offering to import throughout the world, condensate and LNG produced at the Train 4 Facility. 10.6 Honeywell Third Party Intellectual Property. Notwithstanding anything to the contrary, but subject to the Honeywell License described in Section 10.7A, (i) title to drawings, specifications and other data prepared by Honeywell, or containing the Third Party Intellectual Property of Honeywell, shall remain vested in Honeywell; and (ii) Owner’s disclosure of any Honeywell confidential information shall be subject to, and governed by, Owner’s separate non- disclosure agreement with Honeywell. 10.7 License to Use Liquefaction Technology. A. Honeywell License. Contractor shall, prior to and as a condition precedent to achievement of Substantial Completion, obtain and grant to Owner a non-exclusive, paid-up, irrevocable license and transferable right to (i) use, operate, maintain repair, and modify all Equipment furnished by Honeywell; (ii) practice the Honeywell natural gas liquefaction process in respect of such Equipment incorporated into the Train 4 Facility; and (iii) make, use and sell products obtained by such use, operation or practice of the Equipment furnished by Honeywell to any country in the world (the “Honeywell License”). The Parties shall mutually agree to, and Contractor shall cause Honeywell to agree to, a form of assignment of the Honeywell License prior to NTP. B. BASF License. With respect to the BASF gas processing technologies (including BASF OASE technology and products) that Contractor is providing as part of the Work, Contractor shall, no later than [***] ([***]) Days after NTP, and in any event, prior to and as a condition precedent to achievement of Substantial Completion, obtain and grant to Owner an irrevocable, perpetual, non-exclusive and royalty-free sublicense (including with right to assign such license other than to a competitor to BASF) to use, modify and copy BASF gas processing technologies for any purposes related to the Train 4 Facility (the “BASF License”). For purposes of this Section 10.7B, “competitor of BASF” means any third party who – either itself, or whose Affiliate – develops, owns and/or markets to any other third parties a process for the removal of acid gases from gaseous streams by absorption in a liquid absorbent. The Parties shall mutually agree to, RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 86 Exhibit 10.1 and Contractor shall cause BASF to agree to, a form of sublicense of the BASF License prior to NTP. C. [***]. ARTICLE 11 COMPLETION AND PERFORMANCE LIQUIDATED DAMAGES 11.1 Notice and Requirements for RFFGI and RFSU. A. Notice and Requirements for RFFGI. No later than [***] ([***]) Months prior to the Guaranteed Substantial Completion Date, Contractor shall provide to Owner for its review and comment detailed RFFGI requirements, in the form of checklists, for Train 4. Once Contractor has incorporated all of Owner’s comments and/or proposed revisions to the RFFGI checklists, such RFFGI checklists shall form a part of the requirements for achieving RFFGI. Contractor shall comply with all requirements for RFFGI set forth in this Agreement, including those requirements set forth in the definition of the term RFFGI, Attachment A, Attachment M and the RFFGI checklists agreed by Owner and Contractor pursuant to this Section 11.1. Upon RFFGI of Train 4, Contractor shall certify to Owner in the form of Schedule L-1 (“RFFGI Certificate”) that all requirements under this Agreement for RFFGI have occurred, including all of the requirements specified in the applicable RFFGI checklist have been completed. The RFFGI Certificate shall be accompanied by all other supporting documentation as may be required under this Agreement to establish that the requirements for RFFGI have been met. B. Notice and Requirements of Ready for Start Up. No later than [***] ([***]) Months prior to the Guaranteed Substantial Completion Date, Contractor shall provide to Owner for its review and comment detailed RFSU requirements, in the form of checklists, for Train 4. Once Contractor has incorporated all of Owner’s comments and/or proposed revisions to such RFSU checklists, such RFSU checklists shall form a part of the requirements for achieving RFSU. Contractor shall comply with all requirements for RFSU set forth in this Agreement, including those requirements set forth in the definition of the term RFSU, Attachment A, Attachment M and the RFSU checklists agreed by Owner and Contractor pursuant to this Section 11.1B. Upon RFSU, Contractor shall certify to Owner in the form of Schedule L-3 (“RFSU Certificate”) that all requirements under this Agreement for RFSU have occurred, including all of the requirements specified in the RFSU checklist have been completed. The RFSU Certificate shall be accompanied by all other supporting documentation as may be required under this Agreement to establish that the requirements for RFSU have been met. 11.2 Ready to Load First Cargo and LNG Production Plan. A. Ready to Load First Cargo Requirements. Contractor shall comply with all requirements for RLFC for Train 4 set forth in this Agreement, including those set forth in Attachment A and Attachment M. To the extent not specified in Attachment A and Attachment M, the Parties shall, no later than [***] ([***]) Days prior to the Guaranteed Substantial Completion Date for Train 4, mutually agree upon the requirements for

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 87 Exhibit 10.1 achieving RLFC for Train 4. At such time as Train 4 has achieved RLFC, Contractor shall certify to Owner in the form of Schedule L-4 (“RLFC Certificate”) that all requirements under this Agreement for RLFC have occurred. The RLFC Certificate shall be accompanied by all other supporting documentation as may be required under this Agreement to establish that the requirements for RLFC have been met. B. LNG Production Plan. At least [***] ([***]) months prior to RLFC, Contractor shall prepare and provide Owner with Contractor’s LNG production plan, prepared by Contractor using GECP, detailing Contractor’s estimated production of LNG prior to Substantial Completion, including the dates and volumes of LNG to be produced and the dates in which it forecasts that such LNG would need to be removed from the LNG Storage Tank to allow for such LNG production. Such plan shall be in sufficient detail to allow for Owner to schedule for providing the means for the removal of LNG from the LNG Storage Tank, whether by LNG Tankers or otherwise. Contractor shall provide Owner with monthly written notices updating its LNG production plan until [***] ([***]) months prior to RLFC and then weekly thereafter, provided, however, such written notices shall not require Owner to reschedule any LNG Tankers. As between Owner and Contractor, Owner shall own all LNG produced by Train 4 and will be the party responsible for providing the means for removal of such LNG. Owner will provide sufficient LNG tank capacity for Contractor to perform the Performance Tests based on Contractor’s LNG production plan. C. LNG Storage Tank Pump-Out Rate Performance Testing. Contractor shall utilize an LNG Tanker that arrives at the Train 4 Facility after RLFC to perform the LNG Storage Tank Pump-Out Rate Performance Test (as defined in Attachment S) in accordance with the requirements of this Agreement, including Attachment S. Contractor shall provide Owner with [***] ([***]) Days prior written notice of its intent to perform the LNG Storage Tank Pump-Out Rate Performance Test. 11.3 Notice and Requirements for Substantial Completion. Contractor shall comply with all requirements for Substantial Completion herein, including as set forth in the definition of the term Substantial Completion and in Attachments A, S and T. For the initial Performance Test, Contractor shall give Owner not less than [***] ([***]) Days’ prior notice of its intention to commence each initial Performance Test, and, on the [***] ([***]th) Day and [***] ([***]th) Day immediately prior to Contractor’s intention to commence such testing activities, Contractor shall provide notice to Owner. For all Performance Tests other than the initial Performance Test, Contractor shall give the Owner not less than [***] ([***]) Days’ written notice of its intention to commence a Performance Test. To the extent not specified in Attachment S, the Parties shall, no later than [***] ([***]) Days prior to the Guaranteed Substantial Completion Date, agree upon final test procedures for the conduct of the Performance Tests applicable to Train 4 and the achievement of Substantial Completion. Except for the items listed in Attachment V, the natural gas feed pursuant to Section 4.6C, and operation personnel to be provided by Owner under Section 4.4, Contractor shall provide labor, equipment, supplies, and all other items necessary for the conduct of the Performance Tests. Contractor shall analyze the data obtained during all Performance Tests and ensure that such data reflects the performance standards required hereunder. A complete electronic native copy of all raw performance data and a detailed listing of all testing instrumentation utilized shall be provided to Owner at the completion of testing. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 88 Exhibit 10.1 Upon achieving all requirements under this Agreement for Substantial Completion, Contractor shall certify to Owner in the form of Schedule L-5 (“Substantial Completion Certificate”) that all of the requirements under this Agreement for Substantial Completion have occurred and provide Owner with a Substantial Completion Certificate, a Performance Test report, and analysis to Owner for Train 4. Each Performance Test report shall include, at minimum: (i) the raw data, (ii) the procedures and instrumentation utilized for the applicable Performance Test, (iii) test calculations and information in Microsoft Excel format, and a full explanation concerning same, for adjustments to the Guarantee Conditions, as and to the extent specified in Attachment S, and (iv) any other supporting information used to demonstrate that the Work has met the Minimum Acceptance Criteria and other requirements of this Agreement. The Substantial Completion Certificate shall be accompanied by all other supporting documentation as may be required to establish that the requirements for Substantial Completion have been met. 11.4 Owner Acceptance of RFFGI, RFSU, RLFC, and Substantial Completion. Owner shall notify Contractor whether it accepts or rejects a RFFGI Certificate, RFSU Certificate, RLFC Certificate, or Substantial Completion Certificate, as the case may be, within [***] ([***]) Days following Owner’s receipt thereof. All Work shall continue during pendency of Owner’s review. Acceptance of such RFFGI Certificate, RFSU Certificate, RLFC Certificate, or Substantial Completion Certificate shall be evidenced by Owner’s signature on such RFFGI Certificate, RFSU Certificate, RLFC Certificate, or Substantial Completion Certificate, which shall be forwarded to Contractor with such notice. If Owner does not agree that RFFGI, RFSU, RLFC, or Substantial Completion has occurred (as the case may be), then Owner shall state the basis for its rejection in reasonable detail in a notice provided to Contractor. The Parties shall thereupon promptly and in good faith confer and make all reasonable efforts to resolve such issue. In the event such issue is not resolved within [***] ([***]) Business Days following the delivery by Owner of its notice, Owner and Contractor shall resolve the Dispute in accordance with the Dispute resolution procedures provided for under Article 18 herein. Owner’s acceptance shall not relieve Contractor of any of its obligations to perform the Work in accordance with the requirements of this Agreement. If Owner accepts Contractor’s Substantial Completion Certificate, the calculation of Delay Liquidated Damages shall be based on the date Owner received such certificate; provided, however, for the avoidance of doubt, this sentence shall not be construed to mean that Substantial Completion occurs on the date Owner received such certificate, as Substantial Completion shall occur only on the date Owner accepts Substantial Completion. 11.5 Performance Guarantees and Minimum Acceptance Criteria. Contractor shall achieve all Minimum Acceptance Criteria and Performance Guarantees or pay Performance Liquidated Damages, as described in greater detail in this Section 11.5. The Performance Tests for determining whether Train 4 achieves the Minimum Acceptance Criteria and Performance Guarantees are described in Attachment S. Performance Tests and any repeat Performance Tests shall be performed as specified in Attachment S. A. Minimum Acceptance Criteria Achieved. In the event that Contractor fails to achieve any of the Performance Guarantees, as evidenced by the Performance Test results, but meets all of the Minimum Acceptance Criteria, then Contractor shall prepare a corrective work plan based on information then currently known that describes in reasonable detail the process Contractor intends to follow to achieve such Performance Guarantees and submit such plan to Owner for its review and approval, not to be RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 89 Exhibit 10.1 unreasonably withheld. Within [***] ([***]) Days after Owner’s receipt of such plan and Contractor’s achievement of, and notification to Owner and Owner’s acceptance of, all requirements for Substantial Completion (other than achievement of such Performance Guarantees), Contractor shall turn over Train 4 to Owner and take corrective actions to achieve such Performance Guarantees. Upon satisfaction of all of the requirements for Substantial Completion (other than achievement of such Performance Guarantees), Substantial Completion shall be achieved. And, for purposes of the application of Delay Liquidated Damages, Owner’s acceptance of Substantial Completion shall be deemed to have occurred on the date listed on the Substantial Completion Certificate; provided that all requirements under this Agreement for Substantial Completion were achieved on such date listed on the Substantial Completion Certificate (including achieving the Minimum Acceptance Criteria). Contractor shall only be responsible for the payment of applicable Delay Liquidated Damages owing up to the date of Substantial Completion. After Substantial Completion, Contractor shall perform corrective actions to achieve such Performance Guarantees. Owner shall give Contractor access to the Site sufficient to perform any corrective actions, but Contractor shall, at all times, perform such corrective actions so as not to interfere with the receipt of feed gas or loading of LNG into LNG Tankers or materially interfere with the production of LNG, unless otherwise agreed by Owner in its sole discretion, and Owner’s security and safety requirements. If Train 4 has not achieved all of the Performance Guarantees within [***] ([***]) Days after the Guaranteed Substantial Completion Date (as may be extended as specified below in this Section 11.5A, or as may be otherwise extended if the Parties agree in writing to so extend), then Contractor shall cease taking corrective actions to achieve the Performance Guarantees for Train 4, and in that event, Contractor shall pay to Owner in accordance with Section 13.2 the applicable Performance Liquidated Damages for such Performance Guarantees based on the results of the last Performance Test conducted by Contractor. The Performance Liquidated Damages shall be calculated in accordance with Attachment T. If Owner does not provide Contractor with access to the Site sufficient to perform such corrective actions in accordance with the corrective work plan agreed upon by the Parties within such [***] ([***]) Day period, such [***] ([***]) Day timeframe may, at Contractor’s written request, be extended to the extent necessary for Contractor to perform such corrective actions in accordance with the corrective work plan agreed by the Parties. Contractor’s liability under this Section 11.5A shall be in addition to any Delay Liquidated Damages owed under this Agreement. B. Minimum Acceptance Criteria Not Achieved. In the event that Train 4 fails to achieve any of the Minimum Acceptance Criteria, as evidenced by Performance Test results, by the Guaranteed Substantial Completion Date, as such date may be extended by Change Order as provided herein, then (i) Substantial Completion shall not occur and (ii) the provisions of Section 13.1 shall apply. In addition to the foregoing, Contractor shall prepare a corrective work plan to achieve such Minimum Acceptance Criteria and submit such plan to Owner for its review and comment. Contractor shall commence, on the date on which the Work for Train 4 or component thereof was shown, through the Performance Tests, to have failed to achieve one or more Minimum Acceptance Criteria for Train 4, to correct the Work to enable Train 4 to achieve all of the Minimum Acceptance Criteria and otherwise achieve Substantial Completion, and Contractor shall achieve all such Minimum Acceptance Criteria and otherwise achieve Substantial Completion no later than a period RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 90 Exhibit 10.1 of [***] ([***]) months after the Guaranteed Substantial Completion Date (“Minimum Acceptance Criteria Correction Plan”). If, on the one hand, Train 4 has not achieved all of the Minimum Acceptance Criteria and Substantial Completion, upon the termination of the Minimum Acceptance Criteria Correction Period, then Owner may, in its sole discretion, either (a) grant Contractor an additional [***] ([***]) month period to achieve all such Minimum Acceptance Criteria and otherwise achieve Substantial Completion (“Additional Minimum Acceptance Criteria Period”) under the same terms and conditions as the first, including the application of Section 13.1, or (b) claim Contractor in Default pursuant to Section 16.1. In the event that Owner claims such a Default at the end of either the Minimum Acceptance Criteria Correction Period or the optional Additional Minimum Acceptance Criteria Period, Owner shall be entitled to any and all damages, costs, losses and expenses to which Owner is entitled under Section 16.1D. If, on the other hand, Train 4 has achieved all of the Minimum Acceptance Criteria and Substantial Completion during the Minimum Acceptance Criteria Correction Period (or during the optional Additional Minimum Acceptance Criteria Period, should Owner elect that option), then Contractor shall be liable to Owner for all Liquidated Damages under Section 13.1. 11.6 Punchlist. Prior to RFFGI, RFSU, RLFC, and Substantial Completion, as applicable, Owner and Contractor shall inspect the Work related to Train 4, and Contractor shall prepare a proposed a list of Punchlist items identified as needing to be completed or corrected as a result of such inspection. Contractor shall promptly provide the proposed Punchlist to Owner for its review and approval, together with an estimate of the time and cost necessary to complete or correct each Punchlist item. Contractor shall add to the proposed Punchlist any items that are identified by Owner during its review, and Contractor shall immediately initiate measures to complete or correct, as appropriate, any Punchlist item on Contractor’s proposed list or otherwise that Owner in the exercise of its reasonable judgment, believes must be completed or corrected for Train 4 to achieve Substantial Completion. Upon Contractor’s completion or correction of any Punchlist item necessary to achieve RFFGI, RFSU, RLFC, and Substantial Completion, as applicable, and the Parties agreement on Contractor’s proposed Punchlist, as modified by any Owner additions, such Punchlist shall govern Contractor’s performance of the Punchlist up to RFSU, RLFC, Substantial Completion or Final Completion, as applicable; provided that the failure to include any items on the Punchlist shall not alter the responsibility of Contractor to complete all Work in accordance with the terms and provisions of this Agreement. After Substantial Completion, Owner shall provide reasonable access to those portions of the Site sufficient for Contractor to perform its Punchlist so long as such activities (a) do not interfere with the operation of (i) the Train 4 Facility, (ii) Train 1 or Train 2 after substantial completion of Train 1 or Train 2 (as applicable) under the Trains 1 and 2 EPC Agreement or (iii) Train 3 after substantial completion of Train 3 under the Train 3 EPC Agreement and (b) are subject to Owner’s permit to work system. The Punchlist shall be completed within [***] ([***]) Days after Substantial Completion, failing which, Owner may, in addition to any other rights that it may have under this Agreement, complete such Punchlist at the expense of Contractor. In the event Owner elects to complete such Punchlist, Contractor shall immediately pay Owner (directly, by offset, or by collection on the Letter of Credit, at Owner’s sole discretion) all costs and expenses incurred in performing such Punchlist. 11.7 Notice and Requirements for Final Completion. Final Completion shall be achieved when all requirements for Final Completion under this Agreement, including those set forth in the definition of Final Completion under Section 1.1, have been satisfied. Upon Final

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 91 Exhibit 10.1 Completion, Contractor shall certify to Owner in the form of Schedule L-6 (“Final Completion Certificate”) that all of the requirements under this Agreement for Final Completion have occurred. Owner shall notify Contractor whether it accepts or rejects the Final Completion Certificate within [***] ([***]) Days following Owner’s receipt thereof. Acceptance of such certificate shall be evidenced by Owner’s signature on such certificate, which shall be forwarded to Contractor with such notice. If Owner does not agree that Final Completion has occurred, then Owner shall state the basis for its rejection in reasonable detail in a notice provided to Contractor. The Parties shall thereupon promptly and in good faith confer and make all reasonable efforts to resolve such issue. In the event such issue is not resolved within [***] ([***]) Business Days following the delivery by Owner of its notice, Owner and Contractor shall resolve the Dispute in accordance with the Dispute resolution procedures provided for under Article 18; provided, however, if such deficiencies relate to the failure to complete the Punchlist, Owner may, in addition to any other rights that it may have under this Agreement, complete such Punchlist at the expense of Contractor in accordance with Section 11.6. 11.8 Partial Occupancy and Use. Prior to Contractor achieving Substantial Completion, Owner may, upon giving written notice to Contractor, occupy and use all or any portion of the buildings (excluding warehouses) identified in Attachment A for Train 4 (and with the Parties’ mutual agreement, any other portion of the Work related to Train 4) then capable of functioning safely, provided that such occupancy or use is authorized by the Governmental Instrumentality (to the extent such authorization is necessary) and Owner’s insurance company or companies providing property insurance and builder’s risk coverage have consented to such partial occupancy or use (to the extent such consent is necessary) and Owner shall insure that portion of such buildings it takes occupancy and use upon taking such occupancy and use. Contractor shall assist Owner and take reasonable steps in obtaining consent of the insurance company or companies and applicable Governmental Instrumentalities. Immediately prior to such partial occupancy or use, Owner and Contractor shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work and all personnel and environmental safety aspects of the Work and Owner shall insure such building(s) immediately upon taking over such building(s). Such occupancy or use shall not in any way release Contractor or any surety of Contractor from any obligations or liabilities pursuant to this Agreement, including the obligation to engineer, procure and construct a fully operational natural gas liquefaction facility and export terminal within the required times set forth in the Key Dates and otherwise in accordance with all requirements of this Agreement, nor shall such occupancy or use be deemed to be an acceptance by Owner of such portion of the Work. For any portion of the Work that Owner occupies and uses pursuant to this Section 11.8, the Defect Correction Period for that portion of the Work shall commence upon Owner’s occupancy and use of such portion of the Work and the risk of loss for such portion of the Work shall transfer to Owner, notwithstanding Section 8.2; provided that, the risk of loss shall not transfer, and the Defect Correction Period shall not commence, for any Equipment housed but not operating within such portion of the Work (other than HVAC and lighting). 11.9 Advice and Assistance after Substantial Completion. After Substantial Completion and for a period of [***] ([***]) Days, Contractor shall, if requested by Owner, provide up to twenty (20) Contractor personnel who participated in the pre-commissioning, commissioning, start-up, operating and testing of Train 4 to provide advice and assistance to Owner in the operation of the Train 4 Facility under Owner’s direction and control. The names RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 92 Exhibit 10.1 and positions of such personnel shall be provided to Owner for its approval, not be unreasonably withheld, within [***] ([***]) Days before the anticipated date to achieve Substantial Completion. Such personnel shall be paid on a cost-reimbursable basis in accordance with the rates specified in Schedule D-5 for a duration not to exceed [***] ([***]) Days, unless otherwise agreed to by the Parties in writing. Contractor shall not remove or replace such personnel, except as permitted under Section 2.2A. Owner may terminate the performance of such personnel at any time by providing two (2) weeks’ written notice to Contractor thereof at no additional cost, except for the value of the work performed by such personnel prior to termination in accordance with Schedule D-5. 11.10 Long-Term Obligations. No acceptance by Owner of any or all of the Work or any other obligations of Contractor under this Agreement, including acceptance of any RFFGI, RFSU, RLFC, Substantial Completion, or Final Completion, nor any payment made hereunder, whether an interim or final payment, shall in any way release Contractor or any surety of Contractor from any obligations or liability pursuant to this Agreement, including Warranty obligations, any liabilities for which insurance is required or any other responsibility of Contractor, including the payment of any and all fines and penalties assessed to the extent caused by Contractor’s failure to comply with any Applicable Law. It is expressly understood and agreed by the Parties that nothing in this Article 11 shall in any way modify or alter Contractor’s obligations under Article 12 and Article 13 hereof. ARTICLE 12 WARRANTY AND CORRECTION OF WORK 12.1 Warranty. A. General. The warranties set forth in this Article 12 (each a “Warranty” or collectively, the “Warranties”) are in addition to any of the Minimum Acceptance Criteria or Performance Guarantees set forth in this Agreement. Any Work, or component thereof, that is not in conformity with any Warranty is defective (“Defective”) and contains a defect (“Defect”). B. Warranty of Work. Contractor hereby warrants that the Train 4 Facility and the Work, including Equipment, and each component thereof shall be: 1. new, complete, and of suitable grade for the intended function and use in accordance with this Agreement; 2. in accordance with all of the requirements of this Agreement, including in accordance with GECP, Applicable Law and Applicable Codes and Standards; 3. free from encumbrances to title (provided that Owner has made payment to Contractor of all undisputed amounts owed to Contractor in accordance with the terms of this Agreement), as set forth in greater detail in Section 8.1; 4. free from defects in design, material and workmanship, provided that tolerances or deviations in design, material and workmanship allowable by RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 93 Exhibit 10.1 Applicable Law or Applicable Codes and Standards or GECP (where no such Applicable Law or Applicable Codes and Standards apply) shall not be considered a defect unless this Agreement sets forth stricter deviations or tolerances; 5. capable of operating in accordance with all requirements of this Agreement, including Applicable Law and Applicable Codes and Standards; and 6. unless agreed to by Owner, composed and made of only proven technology, of a type in commercial operation at the Original Effective Date. C. Assignment and Enforcement of Subcontractor Warranties. Contractor shall, without additional cost to Owner, use all commercially reasonable efforts to obtain warranties from Major Subcontractors and Major Sub-subcontractors that meet or exceed the requirements of this Agreement; provided, however, Contractor shall not in any way be relieved of its responsibilities and liability to Owner under this Agreement, regardless of whether such Major Subcontractor or Major Sub-subcontractor warranties meet the requirements of this Agreement, as Contractor shall be fully responsible and liable to Owner for its Warranty and Corrective Work obligations and liability under this Agreement for all Work. All such warranties shall be deemed to run to the benefit of Owner and Contractor. Such warranties, with duly executed instruments assigning the warranties to Owner, shall be delivered to Owner upon Substantial Completion. All warranties provided by any Subcontractor or Sub-subcontractor shall be deemed to run to the benefit of Owner and Contractor, except that Owner may only directly enforce such Subcontractor or Sub- subcontractor warranty directly against such Subcontractor or Sub-subcontractor after the expiration of the applicable Defect Correction Period; provided that such Subcontractor or Sub-subcontractor warranty extends beyond such Defect Correction Period. Contractor agrees that Contractor’s Warranties, as provided under this Article 12 shall apply to all Work regardless of the provisions of any Subcontractor or Sub-subcontractor warranty, and such Subcontractor or Sub-subcontractor warranties shall not be a limitation of such Contractor Warranties. This Section 12.1C shall not in any way be construed to limit Contractor’s liability under this Agreement for the entire Work or its obligation to enforce Subcontractor warranties. D. Exceptions to Warranty. The Warranty excludes remedy, and Contractor shall have no liability to Owner, for damage or Defect occurring after Substantial Completion to the extent caused by: (i) improper repairs or alterations, misuse, neglect or accident by Owner or any Third Party; (ii) operation, maintenance or use of Work or any component thereof in a manner not in compliance with a material requirement of operations and maintenance manuals delivered by Contractor to Owner; or (iii) normal wear, tear and corrosion. 12.2 Correction of Work Prior to Substantial Completion. A. General Rights. All Work shall be subject to inspection by Owner, Lender, Independent Engineer, and either of their representatives at all times to determine whether the Work conforms to the requirements of this Agreement as specified herein, provided that Owner shall conduct its inspections during regular business hours and provide RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 94 Exhibit 10.1 Contractor with reasonably prior written notice of such inspections (except that these limitations on notice and regular business hours to not apply to inspections at the Site, laydown areas in the vicinity of the Site, or any location at which Work is performed which is controlled by Contractor, and such inspections may occur at any time without restriction), provided further that this requirement for notice shall in no way limit Owner’s rights under Section 3.3. Contractor shall furnish Owner, Lender, Independent Engineer, and either of their representatives with access to all locations where Work is in progress on the Site, laydown areas in the vicinity of the Site, or any location where Work is performed which is controlled by Contractor and, upon reasonable advance notice, other Contractor and Major Subcontractor and Sub-subcontractor locations where Work is performed. If prior to Substantial Completion, in the judgment of Owner, any Work is Defective, then Contractor shall, at its own cost and expense, promptly and on an expedited basis correct such Defective Work and any other portions of the Train 4 Facility damaged or affected by such Defective Work, whether by repair, replacement or otherwise upon written notice from Owner. Subject to Contractor’s right to pursue a Dispute under Article 18, the decision of Owner as to whether the Work is conforming or Defective shall be followed by Contractor, and Contractor shall comply with the instructions of Owner in all such matters while pursuing any such Dispute. Owner shall not direct how, or the timing of when, Contractor will perform such repair or replacement Work, and Contractor shall have the right to consider efficiency and cost concerns in scheduling such repair or replacement Work in preparing its plan for carrying out such repair or replacement Work, as long as its repair or replacement is performed and completed prior to Substantial Completion, provided that if (i) such Defective Work (a) relates to safety, (b) relates to Owner’s other contractors’ tie-ins to the Train 4 Facility or the Phase 1 Facilities or structural integrity, or (c) impacts operation of Train 4, Train 1, Train 2 or Train 3 or (ii) there will be additional Work coupled (physically, mechanically, electrically, operationally or otherwise) to the Defective Work, Contractor shall repair or replace such Defective Work within a reasonable time, provided further that if the Defective Work materially affects the operation or use of Train 4 after it has achieved Substantial Completion, Train 1 or Train 2 after each Train has achieved substantial completion under the Trains 1 and 2 EPC Agreement, Train 3 after it has achieved substantial completion under the Train 3 EPC Agreement or presents an imminent threat to the safety or health of any Person, then Contractor shall commence to repair or replace the Defective Work within twenty-four (24) hours after receipt of notice of such Defective Work, and thereafter continue to proceed diligently to complete the same. If it is later determined that the Work was not Defective, then Owner shall reimburse Contractor for all costs incurred in connection with such repair or replacement (including markups for Contractor’s profits and overhead) and a Change Order shall be issued for such amount (including costs incurred in disassembling, making safe and reassembling such Work) and shall address any impact the repair or replacement may have had on the Key Dates. If Contractor fails to commence to repair (which such commencement may include detailed planning activities) or replace any Defective Work as required above, then Owner may (after providing [***] ([***]) Days’ prior written notice to Contractor, but such notice is not required if the Defective Work materially affects the operation or use of Train 4 after it has achieved Substantial Completion, Train 1 or Train 2 after each Train has achieved substantial completion under the Trains 1 and 2 EPC Agreement, Train 3 after it has achieved substantial completion under the Train 3 EPC

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 95 Exhibit 10.1 Agreement or presents an imminent threat to the safety or health of any Person) repair or replace such Defective Work and the reasonable expense thereof shall be paid by Contractor. B. Witness Points. Contractor shall submit to Owner for its approval a proposed list of witness points for each item of the Work as part of inspection and test plans to be submitted per Attachment Y. Contractor shall modify such list of witness points based on any additional or different witness points Owner desires. After Owner’s approval of the witness points, Contractor shall provide Owner with at [***] ([***]) Days’ prior notice of the actual scheduled date of each of the tests relating to such witness points at the Site and [***] ([***]) Days’ prior notice of the actual scheduled date of each of the tests relating to such witness points. Notwithstanding such right to witness tests, Owner, Lender, and Independent Engineer shall not interrupt or interfere with any test or require changes while witnessing such tests (unless such interruption relates to safety). Contractor shall cooperate with Owner, Lender and Independent Engineer if Owner, Lender or Independent Engineer elects to witness any additional tests, and Contractor acknowledges that Owner, Lender and Independent Engineer shall have the right to witness all tests being performed in connection with the Work. Owner’s, Lender’s and Independent Engineer’s right of inspection as set forth herein applies only to its witnessing of witness points for Work and shall not be construed to imply a limitation on Owner’s, Lender’s or Independent Engineer’s right to inspect any portion on the Work (including Equipment) at any time in its sole discretion and in accordance with this Agreement. C. No Obligation to Inspect. Owner’s, Lender’s, and Independent Engineer’s right to conduct inspections under Sections 12.2A and 12.2B shall not obligate Owner, Lender or Independent Engineer to do so. Neither the exercise of Owner, Lender or Independent Engineer of any such right, nor any failure on the part of Owner, Lender, or Independent Engineer to discover or reject Defective Work shall be construed to imply an acceptance of such Defective Work or a waiver of such Defect. D. Cost of Disassembling. The cost of disassembling, dismantling or making safe finished Work for the purpose of inspection, and reassembling such portions (and any delay associated therewith) shall be borne by Owner if such Work is found to conform with the requirements of this Agreement and by Contractor if such Work is found to be Defective. 12.3 Correction of Work After Substantial Completion. A. Corrective Work. If, during the Defect Correction Period, any Work for Train 4 is found to be Defective and Contractor is aware of such Defect or Owner provides written notice to Contractor within such Defect Correction Period regarding such Defect, Contractor shall, at its sole cost and expense, promptly and on an expedited basis (i) correct such Defective Work, whether by repair, replacement or otherwise, including any and all obligations in connection with such repair, replacement or otherwise, such as in and out costs and open and close costs, storage costs, labor, testing, Taxes, expediting costs, Texas Sales and Use Tax, transportation costs and any other costs necessary to fully correct the Work and (ii) any other physical loss or damage to any portions of the Train 4 Facility RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 96 Exhibit 10.1 damaged or affected by such Defective Work (“Corrective Work”), provided, however, with respect to item (ii), Contractor’s liability shall be limited to [***] U.S. Dollars (U.S.$[***]) per occurrence in accordance with Section 17.1F, with a cumulative per occurrence of [***] U.S. Dollars (U.S. $[***]) under the Phase 1 EPC Agreements, this Agreement, and the Train 5 EPC Agreement. Any such notice from Owner shall state with reasonable specificity the date of occurrence or observation of the Defect and the reasons supporting Owner’s belief that Contractor is responsible for performing Corrective Work. After Substantial Completion, Owner shall provide Contractor with access on the Train 4 Facility and the Phase 1 Facilities and de-energize and de-pressurize the applicable Equipment sufficient to perform the Corrective Work, so long as such access does not interfere with the operation of the Train 4 Facility or the construction or operation of the Phase 1 Facilities and subject to Owner’s permit to work system. In the event Contractor utilizes spare parts owned by Owner in the course of performing the Corrective Work, Contractor shall supply Owner free of charge with new spare parts equivalent in quality and quantity to all such spare parts used by Contractor as soon as possible following the utilization of such spare parts. B. Owner Right to Correct or Complete Defective Work. 1. After Substantial Completion, and during the Defect Correction Period, and subject to Section 12.3B.2, if Contractor fails to commence the Corrective Work (which commencement may include the detailed planning associated with the on-Site implementation of the Corrective Work) within a reasonable period of time not to exceed [***] ([***]) Business Days after Contractor’s receipt of written notice from Owner or does not diligently perform such Corrective Work on an expedited basis (provided that Contractor’s timeline for performance shall be extended to the extent that Contractor is not provided reasonable access to those portions of the Train 4 Facility or the Phase 1 Facilities that have achieved Substantial Completion so that Contractor may commence, continue and complete the Corrective Work), then Owner, upon written notice to Contractor, may, as its sole and exclusive remedy for the Defect (except for its right to enforce Contractor’s indemnification obligations under this Agreement) perform such Corrective Work, and Contractor shall be liable to Owner for all reasonable costs and expenses incurred by Owner in connection with such Corrective Work and shall pay Owner (directly, by offset or by collection on the Letter of Credit, at Owner’s sole discretion) an amount equal to such costs and expenses; or 2. If any Defective Work (i) materially affects Train’s 1, Train 2’s, Train 3’s or Train 4’s production or loading capabilities and would put the Train 4 Facility at risk of being unable to operate or (ii) presents an imminent threat to the safety or health of any Person and Owner knows of such Defective Work, Owner may (in addition to any other remedies that it has under this Agreement) perform the Corrective Work without giving prior notice to Contractor (provided that Owner shall give Contractor notice of such event as soon as reasonably possible after becoming aware of such Defective Work), and, in such event, Contractor shall be liable to Owner for all reasonable costs and expenses incurred by Owner in connection with such Corrective Work and shall pay Owner (directly, by offset or RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 97 Exhibit 10.1 by collection on the Letter of Credit, at Owner’s sole discretion) an amount equal to such costs and expenses (which costs and expenses shall be adequately documented and supported by Owner). If Corrective Work is performed by Owner on Defective Work without providing any advance notice to Contractor, then Contractor’s obligations to perform Corrective Work on such Defective Work shall no longer apply to such Defective Work (it being understood that, at Contractor’s cost, and in Owner’s sole discretion, Owner may be able to obtain a replacement warranty from a third-party with respect to such item of Defective Work), provided that Contractor’s obligations under this Agreement with respect to all other portions of the Train 4 Facility (including an portion of Equipment) shall continue in full force and effect, including continuing in full force and effect with respect to any portions of the item of the same Equipment or portion of the Train 4 Facility in which Owner performed the Corrective Work (except for the specific Defect being addressed). C. Extended Defect Correction Period for Corrective Work. With respect to any Corrective Work except for the Corrective Work for which Contractor’s warranty obligations do not apply as specified in Section 12.3B.2, the Defect Correction Period for such Corrective Work shall be extended for an additional one (1) year from the date of the completion of such Corrective Work; provided, however, in no event shall (i) the Defect Correction Period for such Corrective Work be less than the original Defect Correction Period or, except for Structural Work, extend beyond [***] ([***]) Months after Contractor’s achievement of Substantial Completion, and (ii) the Defect Correction Period for Structural Work be extended beyond the original three (3) year period. D. Extension for Downtime. If at any time any Equipment or component of Equipment ceases to operate solely due to a Defect, then the Defect Correction Period for such Equipment shall be automatically extended without the further action of either Party by a period equal to the full duration of such period of non-performance, subject to a cap on the Defect Correction Period of [***] ([***]) Months after Contractor’s achievement of Substantial Completion and provided that this Section 12.3D shall not apply to Structural Work. E. Standards for Corrective Work. All Corrective Work shall be performed subject to the same terms and conditions under this Agreement as the original Work is required to be performed. Any change to parts or Equipment that would alter the requirements of this Agreement may be made only with prior approval of Owner. F. No Limitation. Nothing contained in this Section 12.3 shall be construed to establish a period of limitation with respect to other obligations which Contractor might have under this Agreement. However, Contractor shall not be obligated to perform any Corrective Work discovered after the expiration of the Defect Correction Period. 12.4 Assignability of Warranties. The Warranties made in this Agreement shall be for the benefit of Owner and its successors and assigns and the respective successors and assigns of any of them, and are fully transferable and assignable. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 98 Exhibit 10.1 12.5 Waiver of Implied Warranties. Except for any express warranties under this Agreement (including the Warranties), the Parties hereby (i) disclaim any and all other warranties, including the implied warranty of merchantability and implied warranty of fitness for a particular purpose, and (ii) waive the equitable remedy of rescission available under the law for a breach of warranty or a claim for Defective Work (but such waiver shall not affect any of Owner’s rights under this Agreement, including termination pursuant to Article 16). The Parties agree that after Substantial Completion, the remedies set forth in this Article 12 shall be the Owner’s sole and exclusive remedy for a breach of warranty or any other claim for Defective Work, whether based in contract, tort (including negligence and strict liability) or otherwise, provided that this shall not limit Contractor’s obligations to achieve the Performance Guarantees, Contractor’s Punchlist obligations, Contractor’s indemnity obligations under this Agreement, or the Owner’s rights to withhold or draw on the Letter of Credit under this Agreement. ARTICLE 13 GUARANTEE OF TIMELY COMPLETION, DELAY LIQUIDATED DAMAGES AND EARLY COMPLETION BONUS 13.1 Delay Liquidated Damages. If Substantial Completion occurs after the Guaranteed Substantial Completion Date, Contractor shall be liable and pay to Owner the amounts listed in Schedule E-2 per Day for each Day, or portion thereof, of delay until Substantial Completion occurs (the “Delay Liquidated Damages”) subject to the aggregate limit of such payments in Section 20.2A. 13.2 Payment of Liquidated Damages. With respect to any Liquidated Damages that Contractor is liable for under this Agreement, Owner, at its sole discretion, may either (i) invoice Contractor for such Liquidated Damages, and within [***] ([***]) Days after Contractor’s receipt of such invoice, Contractor shall pay Owner Liquidated Damages, (ii) withhold from Contractor amounts that are otherwise due and payable to Contractor in the amount of such Liquidated Damages, or (iii) collect on the Letter of Credit in the amount of such Liquidated Damages. In addition, with respect to the achievement of Substantial Completion, Contractor shall pay Owner all Delay Liquidated Damages, if any, owed under this Agreement for such respective Substantial Completion as a condition precedent to achieving Substantial Completion. 13.3 Early Completion Bonus. A. Early Completion Bonus for Production Prior to the Guaranteed Substantial Completion Date. If Substantial Completion occurs on or before the Guaranteed Substantial Completion Date, Owner shall pay Contractor a bonus in the amount of [***] (U.S.$[***]) per MMBtu of the LNG that is both (i) produced by Train 4 between the period of first production of LNG from Train 4 and the Guaranteed Substantial Completion Date and (ii) loaded onto an LNG Tanker for delivery to Owner’s third-party customers prior to the Guaranteed Substantial Completion Date. B. Early Completion Bonus for Production Prior to the DFCD Date. If Substantial Completion occurs on or before the Guaranteed Substantial Completion Date, then in addition to the Early Completion Bonus for Train 4, Owner shall pay Contractor a bonus in the amount of [***] (U.S.$[***]) per MMBtu of the LNG that is both (i) produced

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 99 Exhibit 10.1 by Train 4 on or after the Guaranteed Substantial Completion Date, and (ii) loaded onto an LNG Tanker for delivery to Owner’s third-party customers prior to the date on which the first commercial delivery is declared under the first LNG sales and purchase agreement to declare commercial deliveries for Train 4 (“DFCD Date”). C. Owner shall pay any Early Completion Bonus accruing for Train 4 within [***] ([***]) Days after (i) the DFCD Date and (ii) Owner’s receipt of an invoice for such Early Completion Bonus. that: ARTICLE 14 CONTRACTOR’S REPRESENTATIONS 14.1 Contractor Representations. Contractor represents and warrants, as applicable A. Corporate Standing. It is a corporation duly organized, validly existing and in good standing under the laws of Delaware, is authorized and qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, prospects, taxes or business. B. No Violation of Law; Litigation. It is not in violation of any Applicable Law or judgment entered by any Governmental Instrumentality, which violations, individually or in the aggregate, would affect its performance of any obligations under this Agreement. There are no legal or arbitration proceedings or any proceeding by or before any Governmental Instrumentality, now pending or (to the best knowledge of Contractor) threatened against Contractor that, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, operations, prospects or business, as a whole, of Contractor, or its ability to perform under this Agreement. C. Licenses. It is the holder of all business licenses and registrations required to permit it to operate or conduct its business now and as contemplated by this Agreement. D. No Breach. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of Contractor, or any Applicable Law or regulation, or any order, writ, injunction or decree of any court, or any agreement or instrument to which Contractor is a party or by which it is bound or to which it or any of its property or assets is subject, or constitute a default under any such agreement or instrument. E. Corporate Action. It has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by Contractor of this Agreement has been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by Contractor and constitutes a legal, valid and binding obligation of Contractor enforceable in accordance with its terms, except as the enforceability thereof may be limited by RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 100 Exhibit 10.1 bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally. F. Financial Solvency. It is financially solvent, able to pay all debts as they mature and possesses sufficient working capital to complete the Work and perform its obligations hereunder. Guarantor, guaranteeing the obligations of Contractor pursuant to Section 21.17 of this Agreement, is financially solvent, able to pay all debts as they mature, and possesses sufficient working capital to perform the Parent Guarantees. ARTICLE 15 OWNER’S REPRESENTATIONS 15.1 Owner Representations. Owner represents and warrants that: A. Corporate Standing. It is a limited liability company duly organized, validly existing and in good standing under the laws of Texas, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, prospects or business. B. No Violation of Law; Litigation. It is not in violation of any Applicable Law, or judgment entered by any Governmental Instrumentality, which violations, individually or in the aggregate, would affect its performance of any obligations under this Agreement. There are no legal or arbitration proceedings or any proceeding by or before any Governmental Instrumentality, now pending or (to the best knowledge of Owner) threatened against Owner that, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, operations, prospects or business, as a whole, of Owner, or its ability to perform under this Agreement. C. No Breach. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the operating agreement or by-laws of Owner, any Applicable Law, any order, writ, injunction or decree of any court, or any agreement or instrument to which Owner is a party or by which it is bound or to which it or any of its property or assets is subject, or constitute a default under any such agreement or instrument. D. Corporate Action. It has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by Owner of this Agreement has been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by Owner and constitutes a legal, valid and binding obligation of Owner enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally. E. Other Owners. Owner represents that it is authorized to bind and does bind all owners with an interest in the Project, or an interest in the product of the Work (or who RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 101 Exhibit 10.1 may claim any such interest through Owner), to the releases, limitations on liability and other protections of Contractor set forth in this Agreement. Owner’s successors, assigns and any future recipient of any equity ownership in the Project or the Train 4 Facility shall be bound by the releases, limitations on liability and other protections of Contractor set forth in this Agreement, and Owner shall obtain the express written agreement of such equity participants to be bound by such releases, limitations of liability and other protections of Contractor. 15.2 Financial Solvency. Upon issuance of NTP, it will be financially solvent, able to pay its debts as they mature and will have access to sufficient working capital to perform its obligations hereunder. ARTICLE 16 DEFAULT, TERMINATION AND SUSPENSION 16.1 Default by Contractor. A. Owner Rights Upon Contractor Default. Contractor shall be in “Default” if Contractor shall at any time (i) materially fails to prosecute the Work in a safe manner (i.e., in accordance with Applicable Law and the material provisions of the safety program developed by Contractor and approved by Owner under this Agreement); (ii) fail to commence the Work in accordance with the provisions of this Agreement; (iii) Abandon the Project; (iv) fail to maintain insurance required under this Agreement; (v) fail to provide or maintain the Parent Guarantee in accordance with Section 21.17; (vi) fail to discharge liens filed by any Subcontractor or Sub-subcontractor as required under this Agreement; (vii) cause, by any action or omission, any material interference with operation of the Train 4 Facility or its pipeline contractors or subcontractors, unless Contractor is entitled to stop, suspend, terminate or refuse to perform Work under this Agreement; (viii) fail to make payment to Subcontractors for labor or materials owed in accordance with the respective Subcontracts (provided that Owner has made payment to Contractor of all undisputed amounts owed to Contractor, in accordance with the terms of this Agreement); (ix) disregard Applicable Law or Applicable Codes and Standards; (x) fail to comply with any material provision of this Agreement; (xi) fail to commence performance of changed Work under a Change Directive issued by Owner under this Agreement in accordance with Section 6.1E; (xii) be in Default pursuant to Section 5.5H or Section 11.5B; (xiii) violate the provisions of Section 21.10; or (xiv) become, or if the Guarantor becomes, insolvent, has a receiver appointed, makes a general assignment or filing for the benefit of its creditors or files for bankruptcy protection. B. Following Owner’s notice to Contractor specifying the general nature of the Default, unless Contractor cures such condition within the applicable Cure Period in Section 16.1C, Owner, at its sole option and without prejudice to any other rights that it has under this Agreement and without further notice to Contractor, may (1) take such steps as are necessary to overcome the Default condition, in which case Contractor shall be liable to Owner for any and all reasonable, additional costs, and expenses incurred by Owner in connection therewith, or (2) terminate for Default Contractor’s performance of all or any part of the Work. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 102 Exhibit 10.1 C. The applicable “Cure Period” with respect to the Defaults referenced in Section 16.1A for items (i) through (x), the Cure Period shall be [***] ([***]) Days after Owner’s notice of Default to Contractor, unless such Default cannot be cured within such [***] ([***]) Day period, in which case the Cure Period shall be a total of [***] ([***]) Days after Owner’s notice (or as may be extended if agreed in writing by Owner and Contractor). There is no cure period for any other Default except as expressly stated in this Section 16.1C. D. Additional Rights of Owner Upon Termination. In the event that Owner terminates this Agreement for Default in accordance with Section 16.1A, then Owner may, at its sole option, (i) enter onto the Site and any other locations where Contractor is performing the Work, for the purpose of completing the Work, (ii) take possession of all Equipment and spare parts wherever located, and all Construction Equipment on the Site that is not owned by Contractor, in any case which required to complete the Work (subject to the terms of any lease agreements for Construction Equipment with non-Affiliated third parties), Work Product (subject to the use restrictions in the licenses described in Section 10.7A-C), including Drawings and Specifications, Permits, and licenses, (iii) take assignment of any or all of the Subcontracts, and/or (iv) complete the Work either itself or through others. If the unpaid balance of the Contract Price shall exceed all damages, costs, losses and expenses incurred by Owner (including the cost to complete the Train 4 Facility, all attorneys’ fees, consultant fees and litigation or arbitration expenses, costs to complete the Work, Liquidated Damages described in this Section 16.1D below and any and all damages for failure of performance and interest on such expense from the date such expense was incurred by Owner at the rate specified in Section 7.7), then such excess shall be paid by Owner to Contractor, but such amount shall not be paid until after Final Completion has been achieved. If such amount incurred by Owner shall exceed the unpaid balance of the Contract Price, then, at Owner’s sole option and subject to the limitation of liability set forth in Section 20.1, (a) Contractor shall pay Owner the difference within [***] ([***]) Days after Owner submits to Contractor written notice of the difference, (b) Owner shall have the right and authority to offset or collect on the Letter of Credit in the amount of such difference in accordance with Section 9.2A, or (c) Owner may elect to pursue both options (a) and (b). Subject to Section 20.1, Contractor’s liability under this Section 16.1D is in addition to any other liability provided for under this Agreement and Owner shall have the right and authority to set off against and deduct from any such excess due Contractor by Owner any other liability of Contractor to Owner under this Agreement. Owner agrees to act reasonably to mitigate any costs it might incur in connection with any termination for Default. In the event of a termination for Default, subject to Section 20.1, the Parties agree that Owner shall be entitled to “damages for delay” under this Section 16.1D which, for purposes of this Section 16.1D only, means (i) Delay Liquidated Damages owed by Contractor to Owner under this Agreement up to the date of the termination (provided that such termination date was after the Guaranteed Substantial Completion Date), and (ii) during the period upon the date of termination and ending on the date Substantial Completion is achieved by a substitute contractor, the costs incurred during such period by such substitute contractor to accelerate such substitute contractor’s work in order to achieve the Guaranteed Substantial Completion Date (as may have been adjusted by Change Order) contemplated under this Agreement. Notwithstanding anything to the contrary, in no event shall Owner be entitled under this Section 16.1D to recover

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 103 Exhibit 10.1 restitutionary damages. Any damages recoverable by Owner under this Section 16.1D shall be subject to the limitation of liability in Section 20.1, and the waiver and release in Section 20.4. E. Obligations Upon Termination. Upon termination for Default, Contractor shall (i) immediately discontinue Work on the date and to the extent specified in the notice, (ii) place no further orders for Subcontracts, Equipment, or any other items or services except as may be necessary for completion of such portion of the Work as is not discontinued, (iii) inventory, maintain and turn over to Owner all Construction Equipment that is not owned by Contractor (subject to the terms of any lease agreements with non- Affiliated third parties) or any other equipment or other items provided by Owner for performance of the terminated Work, (iv) promptly make every reasonable effort to procure assignment or cancellation upon terms satisfactory to Owner of all Subcontracts and rental agreements to the extent they relate to the performance of the Work that is discontinued; (v) cooperate with Owner in the transfer of Work Product, including Drawings and Specifications, Permits, licenses and any other items or information and disposition of Work in progress so as to mitigate damages; (vi) comply with other reasonable requests from Owner regarding the terminated Work; (vii) thereafter execute that portion of the Work as may be necessary to preserve and protect Work already in progress and to protect Equipment at the Site or in transit thereto, and to comply with any Applicable Law and any Applicable Codes and Standards; and (viii) perform all other obligations under Section 16.1D. 16.2 Termination for Convenience by Owner. Owner shall have the right to terminate for convenience Contractor’s performance of all of the Work by providing Contractor with [***] ([***]) Days’ written notice of termination. Upon termination for convenience, Contractor shall (i) immediately discontinue the Work on the date and to the extent specified in such notice, (ii) place no further orders for Subcontracts, Equipment, or any other items or services except as may be necessary for completion of such portion of the Work as is not discontinued, (iii) promptly make every reasonable effort to procure cancellation upon terms satisfactory to Owner of all Subcontracts and rental agreements to the extent they relate to the performance of the Work that is discontinued unless Owner elects to take assignment of any such Subcontracts, (iv) assist Owner in the maintenance, protection, and disposition of Work in progress, (v) cooperate with Owner for the efficient transition of the Work, (vi) cooperate with Owner in the transfer of Work Product (and to the use restrictions in the licenses described in Section 10.7A-C), including Drawings and Specifications, Permits, licenses and any other items or information and disposition of Work in progress; and (vii) thereafter execute only that portion of the Work as may be necessary to preserve and protect Work already in progress and to protect Equipment at the Site or at any other location or in transit thereto, and to comply with any Applicable Law and Applicable Codes and Standards and Owner may, at its sole option, take assignment of any or all of the Subcontracts. Upon termination for convenience, Contractor shall be paid (a) the reasonable value of the Work performed (the basis of payment being based on the terms of this Agreement) prior to termination, less that portion of the Contract Price previously paid to Contractor (including down payments, if any, made under this Agreement), plus (b) actual costs that are reasonably incurred and properly demonstrated by Contractor to have been sustained in the performance of the Work up to the date of termination or as a result of termination, plus associated profit margin of [***] percent ([***]%) on such costs, submitted in accordance with this Section 16.2, but in no event shall Contractor be RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 104 Exhibit 10.1 entitled to receive any amount for unabsorbed overhead, contingency, risk, or anticipatory profit. Contractor shall submit all reasonable direct close-out costs to Owner for verification and audit within [***] ([***]) Days following the effective date of termination (or as may be extended if agreed in writing by the Parties). If no Work (including Work under an LNTP) has been performed by Contractor at the time of termination, Contractor shall be paid the sum of one hundred U.S. Dollars (U.S.$100) for its undertaking to perform. 16.3 Suspension of Work. Owner may, for any reason, upon written notice to Contractor at any time and from time to time, suspend carrying out the Work or any part thereof, whereupon Contractor shall suspend the carrying out of such suspended Work for such time or times as Owner may require and shall take reasonable steps to minimize any costs associated with such suspension. During any such suspension, Contractor shall properly protect and secure such suspended Work in such manner as Owner may reasonably require. Unless otherwise instructed by Owner, Contractor shall during any such suspension maintain its staff and labor on or near the Site and otherwise be ready to proceed expeditiously with the Work upon receipt of Owner’s further instructions. Except where such suspension ordered by Owner is the result of or due to the fault or negligence of Contractor or any Subcontractor or Sub-subcontractor, Contractor shall be entitled to the reasonable costs (including actual, but not unabsorbed, overhead, contingency, risk and reasonable profit) of such suspension under a Change Order, including demobilization and remobilization costs, if necessary, along with appropriate supporting documentation to evidence such costs, and a time extension to the Key Dates if and to the extent permitted under Section 6.8. Upon receipt of notice to resume suspended Work, Contractor shall promptly resume performance of the Work to the extent required in the notice. In no event shall Contractor be entitled to any additional profits or damages due to such suspension beyond the costs for the suspension as defined above. 16.4 Suspension by Contractor. Notwithstanding anything to the contrary in this Agreement, Contractor shall have the responsibility at all times to prosecute the Work diligently and shall not suspend, stop or cease performance hereunder or permit the prosecution of the Work to be delayed; provided, however, subject to Owner’s right to withhold or offset payment to Contractor as specified in this Agreement, if Owner fails to pay undisputed amounts due and owing to Contractor and Owner has failed to cure such failure within [***] ([***]) Days beyond the date such amounts became due, then, following Contractor’s [***] ([***]) Day notice to Owner to cure such failure (which [***] ([***]) Days’ notice may be given during the [***] ([***]) Day window for non-payment), Contractor may suspend performance of the Work until Contractor receives such undisputed amounts. Contractor shall be entitled to a Change Order for any costs incurred by Contractor resulting from such suspension and shall be entitled to an extension in the applicable Key Dates to the extent permitted under Section 6.8. 16.5 Termination by Contractor. A. Non-Payment. Contractor may terminate this Agreement if, continuing at the time of such termination, Contractor has stopped the performance of all Work under this Agreement pursuant to Section 16.4 for [***] ([***]) Days, and after the expiration of such [***] ([***]) Day period, Contractor gives Owner notice specifying the nature of the default and its intent to terminate this Agreement, and Owner fails to cure such default RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 105 Exhibit 10.1 within [***] ([***]) Days after receipt of Contractor’s notice. Contractor shall be entitled to interest on all late payments in accordance with Section 7.7. B. Extended Owner’s Suspension. After issuance of NTP and subject to Section 16.5A, if Owner suspends substantially all of the Work for an aggregate period exceeding three hundred sixty five (365) consecutive Days and such suspension is not due to the fault or negligence of Contractor, Subcontractor or Sub-subcontractor, or an event of Force Majeure, then Contractor shall have the right to terminate this Agreement by providing [***] ([***]) Days written notice to Owner. C. Termination in the Event of Delayed Notice to Proceed. Contractor may terminate this Agreement pursuant to Section 5.2E. D. Termination for an Extended Force Majeure Event. After Owner’s issuance of NTP, if any single Force Majeure event causes suspension of substantially all of the Work for a period exceeding three hundred sixty-five (365) Days, then Contractor shall have the right to terminate this Agreement by providing [***] ([***]) Days written notice of termination to Owner. E. Contractor’s Right to Terminate. This Section 16.5 sets forth Contractor’s only rights to terminate this Agreement. In the event of any such termination under this Section 16.5, Contractor and Owner shall have the rights and obligations set forth in Section 16.2. Contractor’s sole right to terminate this Agreement is set forth in this Section 16.5. ARTICLE 17 INDEMNITIES 17.1 Contractor’s General Indemnification. In addition to its indemnification, defense and hold harmless obligations contained elsewhere in this Agreement, Contractor shall release, and as a separate obligation, indemnify, hold harmless and defend Owner Indemnified Parties from and against any and all damages, costs, losses and expenses (including reasonable attorneys’ fees, and litigation or arbitration expenses) arising out of any of the following: A. ACTUAL OR ALLEGED FAILURE OF CONTRACTOR OR ANY OF ITS SUBCONTRACTORS OR SUB-SUBCONTRACTORS TO COMPLY WITH APPLICABLE LAW, APPLICABLE CODES AND STANDARDS OR SAFETY REQUIREMENTS UNDER THIS AGREEMENT, PROVIDED THAT CONTRACTOR’S INDEMNITY OBLIGATIONS UNDER THIS SECTION 17.1A SHALL BE LIMITED TO THE REASONABLE SETTLEMENT PAYMENTS RELATED TO SUCH FAILURE AND ANY FINES, PENALTIES OR OTHER SANCTIONS IMPOSED BY ANY GOVERNMENTAL INSTRUMENTALITY (INCLUDING THE COST OF REQUIRED REMEDIAL MEASURES) ON OWNER INDEMNIFIED PARTIES OR ON THE WORK RESULTING FROM THE FAILURE OF CONTRACTOR OR ANY OF ITS SUBCONTRACTORS OR SUB-SUBCONTRACTORS TO COMPLY WITH APPLICABLE LAW, APPLICABLE CODES AND STANDARDS OR SAFETY REQUIREMENTS UNDER THIS AGREEMENT, EXCLUDING ANY PORTION OF THE AMOUNT OF SUCH FINES, PENALTIES OR OTHER SANCTIONS ATTRIBUTABLE TO VIOLATIONS BY OWNER OF APPLICABLE LAW, RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 106 Exhibit 10.1 INCLUDING PRIOR VIOLATIONS BY OWNER OF APPLICABLE LAWS RELATING TO HAZARDOUS MATERIALS FOR WHICH OWNER IS RESPONSIBLE UNDER SECTION 17.4; B. ACTUAL OR ALLEGED CONTAMINATION, SPILL, RELEASE, DISCHARGE OR POLLUTION ARISING OUT OF ACTS OR OMISSIONS OF CONTRACTOR’S OR ANY SUBCONTRACTOR’S OR SUB-SUBCONTRACTOR’S USE, HANDLING OR DISPOSAL OF HAZARDOUS MATERIALS GENERATED OR BROUGHT ON THE SITE OR ANY OTHER PROPERTY WHERE WORK IS PERFORMED DURING THE PERFORMANCE OF THE WORK AND CONTRACTOR’S FAILURE TO STOP WORK AND NOTIFY OWNER OF PRE-EXISTING HAZARDOUS MATERIALS AS REQUIRED BY SECTION 3.17, SUBJECT TO THE CAP SET FORTH THEREIN; C. A FAILURE BY CONTRACTOR OR ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR TO PAY TAXES FOR WHICH SUCH PERSON IS LIABLE; D. FAILURE OF CONTRACTOR TO MAKE PAYMENTS TO ANY SUBCONTRACTOR IN ACCORDANCE WITH THE RESPECTIVE SUBCONTRACT, PROVIDED THAT, OWNER HAS MADE PAYMENT TO CONTRACTOR OF ALL UNDISPUTED AMOUNTS OWED TO CONTRACTOR IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT; E. DAMAGE TO OR DESTRUCTION OF PROPERTY OF CONTRACTOR INDEMNIFIED PARTIES OR ANY OF ITS SUBCONTRACTORS, SUB-SUBCONTRACTORS OR ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY OF THEM (EXCLUDING THE WORK, THE TRAIN 4 FACILITY, THE PHASE 1 FACILITIES, AND TRAIN 5), TO THE EXTENT THAT SUCH PROPERTY DAMAGE OR DESTRUCTION IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR; F. DAMAGE TO OR DESTRUCTION OF (A) TRAIN 1 OR TRAIN 2, INCLUDING THE COMMON FACILITIES ASSOCIATED WITH SUCH TRAIN (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THE TRAINS 1 AND 2 EPC AGREEMENT), (B) TRAIN 3 AND THE COMMON FACILITIES ASSOCIATED THEREWITH (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THE TRAIN 3 EPC AGREEMENT), (C) TRAIN 4 (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OR THE TERMINATION OF THIS AGREEMENT), OR (D) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR THE TERMINATION OF THE TRAIN 5 EPC AGREEMENT, EACH TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, PHASE 1 WORK, OR TRAIN 5 WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR (IN CONNECTION WITH THE WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK OR TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR DESTRUCTION OF (I) TRAIN 1 OR TRAIN 2, INCLUDING THE COMMON FACILITIES ASSOCIATED WITH SUCH TRAIN (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THE TRAINS 1 AND 2 EPC AGREEMENT) SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (II) TRAIN 3 AND THE COMMON FACILITIES ASSOCIATED THEREWITH (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THE TRAIN 3 EPC AGREEMENT)

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 107 Exhibit 10.1 SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (III) TRAIN 4 (AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OR THE TERMINATION OF THIS AGREEMENT) SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, OR (IV) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR TERMINATION OF THE TRAIN 5 EPC AGREEMENT, SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S.$[***]) FOR SUCH DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5 (IN EACH CASE, AFTER (X) THE EARLIER OF SUBSTANTIAL COMPLETION OF THE PHASE 1 FACILITIES OR TRAIN 5 OR SUBSTANTIAL COMPLETION OF TRAIN 4 OR (Y) TERMINATION OF THIS AGREEMENT, THE TRAINS 1 AND 2 EPC AGREEMENT, TRAIN 3 EPC AGREEMENT, OR TRAIN 5 EPC AGREEMENT, AS APPLICABLE), AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, PHASE 1 WORK, OR TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK OR TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF. G. DAMAGE TO OR DESTRUCTION OF PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING THE TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4, OR TRAIN 5) TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, PHASE 1 WORK, OR TRAIN 5 WORK), ANY SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK OR TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR DESTRUCTION OF SUCH PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4, AND TRAIN 5) SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S. $[***]) UNDER THE APPLICABLE PHASE 1 EPC AGREEMENTS, THIS AGREEMENT, AND THE TRAIN 5 EPC AGREEMENT, AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, PHASE 1 WORK, AND TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK OR TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF; H. PERSONAL OR BODILY INJURY TO, ILLNESS, OR DEATH OF ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY CONTRACTOR INDEMNIFIED PARTY, ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OR ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY OF THEM, REGARDLESS OF THE CAUSE SUCH DAMAGES, COSTS, LOSSES AND EXPENSES, INCLUDING THE SOLE OR JOINT NEGLIGENCE OF ANY OWNER INDEMNIFIED PARTIES; I. DAMAGE TO OR DESTRUCTION OF PROPERTY OF ANY PERSON (OTHER THAN TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4, TRAIN 5, AND THE PROPERTY COVERED IN SECTION 17.1E, 17.1G, AND 17.2A) TO THE EXTENT THAT SUCH INJURY IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR; OR RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 108 Exhibit 10.1 J. PERSONAL OR BODILY INJURY TO, ILLNESS, OR DEATH OF ANY PERSON (OTHER THAN THOSE PERSONS COVERED IN SECTION 17.1H AND SECTION 17.2B) TO THE EXTENT THAT SUCH INJURY IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR. 17.2 Owner’s Indemnity for Personal Injury and Property Damage. OWNER SHALL RELEASE, AND AS A SEPARATE OBLIGATION INDEMNIFY, HOLD HARMLESS AND DEFEND CONTRACTOR INDEMNIFIED PARTIES, SUBCONTRACTORS, AND SUB-SUBCONTRACTORS, FROM AND AGAINST ANY AND ALL DAMAGES, COSTS, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES, AND LITIGATION OR ARBITRATION EXPENSES) DIRECTLY OR INDIRECTLY ARISING OUT OF ANY OF THE FOLLOWING: A. DAMAGE TO OR DESTRUCTION OF PROPERTY OF THE OWNER INDEMNIFIED PARTIES (OTHER THAN THE WORK, CONSTRUCTION EQUIPMENT, THE TRAIN 4 FACILITY, THE PHASE 1 FACILITIES, OR TRAIN 5), TO THE EXTENT THAT SUCH DAMAGE OR DESTRUCTION IS CAUSED BY THE NEGLIGENCE OF ANY OWNER INDEMNIFIED PARTY. B. PERSONAL OR BODILY INJURY TO, ILLNESS, OR DEATH OF ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY OWNER INDEMNIFIED PARTY, REGARDLESS OF THE CAUSE OF SUCH DAMAGES, COSTS, LOSSES AND EXPENSES, INCLUDING THE SOLE OR JOINT NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTIES. 17.3 Indemnification of Port Indemnified Parties. To the fullest extent permitted by Applicable Law, Contractor shall indemnify, hold harmless and defend Port Indemnified Parties from any and all damages, claims, losses, costs and expenses arising out of or resulting from the acts or omissions of any member of the Contractor Indemnified Parties or any Subcontractor or Sub-subcontractor on account of (1) personal or bodily injury, illness or death of any person, (2) damage or destruction to property of any Person or (3) fines and penalties attributable to any violation of any Applicable Law. Contractor’s defense and indemnity obligations in this Section 17.3 extend to and include liabilities caused or alleged to be caused by strict liability, fault, concurrent, or contributory partial negligence or fault of any of the Port Indemnified Parties, provided, however, that in no event shall Contractor’s indemnification obligations hereunder include claims arising out of the willful misconduct, sole or gross negligence or fraud of any Port Indemnified Parties. 17.4 Pre-Existing Hazardous Material. SUBJECT TO SECTION 17.1B, OWNER SHALL BE RESPONSIBLE FOR AND SHALL SAVE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE CONTRACTOR INDEMNIFIED PARTIES FROM THE ABATEMENT, REMEDIATION, TRANSPORT, AND DISPOSAL OF ANY PRE-EXISTING HAZARDOUS MATERIAL AT THE SITE, AND EXCLUDING ANY DAMAGES, COSTS, EXPENSES OR LOSSES TO THE EXTENT RELATED TO CONTRACTOR’S OR ANY OF ITS SUBCONTRACTOR’S OR SUB-SUBCONTRACTOR’S FAILURE TO STOP WORK AND NOTIFY OWNER UPON ENCOUNTERING PRE-EXISTING HAZARDOUS MATERIAL AT THE SITE AS REQUIRED BY SECTION 3.17 (AND SUBJECT TO THE CAP SET FORTH IN SUCH SECTION). RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 109 Exhibit 10.1 17.5 Patent and Copyright Indemnification. A. IN ADDITION TO ITS INDEMNIFICATION, DEFENSE AND HOLD HARMLESS OBLIGATIONS CONTAINED ELSEWHERE IN THIS AGREEMENT AND SUBJECT TO OWNER’S COMPLIANCE WITH THE USE RESTRICTIONS IN THE LICENSES DESCRIBED IN SECTION 10.7 WITH RESPECT TO THE CONFIDENTIAL INFORMATION OR OTHER PROPRIETARY RIGHTS THAT ARE THE SUBJECT MATTER OF THE VIOLATION, INFRINGEMENT, MISAPPROPRIATION OR IMPROPER USE, CONTRACTOR SHALL INDEMNIFY, HOLD HARMLESS AND DEFEND OWNER INDEMNIFIED PARTIES FROM ANY AND ALL THIRD PARTY CLAIMS FOR DAMAGES, COSTS, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND LITIGATION OR ARBITRATION EXPENSES) ARISING OUT OF ANY ACTUAL OR ASSERTED VIOLATION OR INFRINGEMENT OF ANY DOMESTIC OR FOREIGN PATENTS, COPYRIGHTS OR TRADEMARKS OR OTHER INTELLECTUAL PROPERTY, OR ANY MISAPPROPRIATION OR IMPROPER USE OF CONFIDENTIAL INFORMATION OR OTHER PROPRIETARY RIGHTS, IN EACH CASE ATTRIBUTABLE TO CONTRACTOR OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR IN CONNECTION WITH THE WORK. B. IN THE EVENT THAT ANY VIOLATION OR INFRINGEMENT FOR WHICH CONTRACTOR IS RESPONSIBLE TO INDEMNIFY THE OWNER INDEMNIFIED PARTIES AS SET FORTH IN SECTION 17.5A RESULTS IN ANY SUIT, CLAIM, TEMPORARY RESTRAINING ORDER OR A PRELIMINARY INJUNCTION IS GRANTED IN CONNECTION WITH SECTION 17.5A, CONTRACTOR SHALL, IN ADDITION TO ITS OBLIGATION UNDER SECTION 17.5A, MAKE EVERY REASONABLE EFFORT, BY GIVING A SATISFACTORY BOND OR OTHERWISE, TO SECURE THE SUSPENSION OF THE INJUNCTION OR RESTRAINING ORDER. IF, IN ANY SUCH SUIT OR CLAIM, THE WORK, THE TRAIN 4 FACILITY, OR ANY PART, COMBINATION OR PROCESS THEREOF, IS HELD TO CONSTITUTE AN INFRINGEMENT AND ITS USE IS PRELIMINARILY OR PERMANENTLY ENJOINED, CONTRACTOR SHALL PROMPTLY MAKE EVERY REASONABLE EFFORT TO SECURE FOR OWNER A LICENSE, AT NO COST TO OWNER, AUTHORIZING CONTINUED USE OF THE INFRINGING WORK. IF CONTRACTOR IS UNABLE TO SECURE SUCH A LICENSE WITHIN A REASONABLE TIME, CONTRACTOR SHALL, AT ITS OWN EXPENSE AND WITHOUT IMPAIRING PERFORMANCE REQUIREMENTS, EITHER REPLACE THE AFFECTED WORK, IN WHOLE OR PART, WITH NON-INFRINGING COMPONENTS OR PARTS OR MODIFY THE SAME SO THAT THEY BECOME NON-INFRINGING. FOLLOWING SUBSTANTIAL COMPLETION, OWNER SHALL RENDER SUCH ASSISTANCE AS CONTRACTOR MAY REASONABLY REQUIRE IN THE DEFENSE OF ANY CLAIM OF INFRINGEMENT PURSUANT TO SECTION 17.5A. 17.6 Lien Indemnification. Should any Subcontractor or Sub-subcontractor or any other Person acting through or under Contractor or any Subcontractor or Sub-subcontractor file a lien or other encumbrance against all or any portion of the Work, the Project Site, the Train 4 Facility or the Phase 1 Facilities, Contractor shall, at its sole cost and expense, remove or discharge, by payment, bond or otherwise, such lien or encumbrance within [***] ([***]) Days after Contractor’s receipt of written notice from Owner notifying Contractor; provided that, Owner has made payment to Contractor of all undisputed amounts owed to Contractor in accordance with the terms of this Agreement. If Contractor fails to remove and discharge any such lien or encumbrance within such [***] ([***]) Day period, then Owner may, in its sole discretion and in addition to any other rights that it has under this Agreement, at law or equity, take any one or more of the following actions: RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 110 Exhibit 10.1 A. REMOVE AND DISCHARGE SUCH LIEN AND ENCUMBRANCE USING WHATEVER MEANS THAT OWNER, IN ITS SOLE DISCRETION, DEEMS APPROPRIATE, INCLUDING THE PAYMENT OF SETTLEMENT AMOUNTS THAT IT DETERMINES IN ITS SOLE DISCRETION AS BEING NECESSARY TO DISCHARGE SUCH LIEN OR ENCUMBRANCE. IN SUCH CIRCUMSTANCE, CONTRACTOR SHALL BE LIABLE TO OWNER FOR ALL DAMAGES, COSTS, LOSSES AND EXPENSES (INCLUDING ALL ATTORNEYS’ FEES AND LITIGATION OR ARBITRATION EXPENSES, AND SETTLEMENT PAYMENTS) INCURRED BY OWNER ARISING OUT OF OR RELATING TO SUCH REMOVAL AND DISCHARGE. ALL SUCH DAMAGES, COSTS, LOSSES AND EXPENSES SHALL BE PAID BY CONTRACTOR NO LATER THAN [***] ([***]) DAYS AFTER RECEIPT OF EACH INVOICE FROM OWNER; B. SEEK AND OBTAIN AN ORDER GRANTING SPECIFIC PERFORMANCE FROM A COURT OF COMPETENT JURISDICTION, REQUIRING THAT CONTRACTOR IMMEDIATELY DISCHARGE AND REMOVE, BY BOND, PAYMENT OR OTHERWISE, SUCH LIEN OR ENCUMBRANCE. THE PARTIES EXPRESSLY AGREE THAT OWNER SHALL BE ENTITLED TO SUCH SPECIFIC PERFORMANCE AND THAT CONTRACTOR SHALL BE LIABLE TO OWNER FOR ALL DAMAGES, COSTS, LOSSES AND EXPENSES (INCLUDING ALL ATTORNEYS’ FEES, CONSULTANT FEES AND LITIGATION OR ARBITRATION EXPENSES) INCURRED BY OWNER ARISING OUT OF OR RELATING TO SUCH SPECIFIC PERFORMANCE ACTION. CONTRACTOR AGREES THAT THE FAILURE TO DISCHARGE AND REMOVE ANY SUCH LIEN OR ENCUMBRANCE WILL GIVE RISE TO IRREPARABLE INJURY TO OWNER AND OWNER’S AFFILIATES, AND FURTHER, THAT OWNER AND SUCH OWNER AFFILIATES WILL NOT BE ADEQUATELY COMPENSATED BY DAMAGES; OR C. CONDUCT THE DEFENSE OF ANY ACTION IN RESPECT OF (AND ANY COUNTERCLAIMS RELATED TO) SUCH LIENS OR ENCUMBRANCES AS SET FORTH IN SECTION 17.7 BELOW, WITHOUT REGARD TO CONTRACTOR’S RIGHTS UNDER SUCH SECTION. 17.7 Legal Defense. Not later than fifteen (15) Days after receipt of written notice from the Indemnified Party to the Indemnifying Party of any claims, demands, actions or causes of action asserted against such Indemnified Party for which the Indemnifying Party has indemnification, defense and hold harmless obligations under this Agreement, whether such claim, demand, action or cause of action is asserted in a legal, judicial, arbitral or administrative proceeding or action or by notice without institution of such legal, judicial, arbitral or administrative proceeding or action, the Indemnifying Party shall affirm in writing by notice to such Indemnified Party that the Indemnifying Party will indemnify, defend and hold harmless such Indemnified Party and shall, at the Indemnifying Party’s own cost and expense, assume on behalf of the Indemnified Party and conduct with due diligence and in good faith the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party; provided, however, that such Indemnified Party shall have the right to be represented therein by advisory counsel of its own selection, and at its own expense; and provided further that if the defendants in any such action or proceeding include the Indemnifying Party and an Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to, or inconsistent with, those available to the Indemnifying Party, such Indemnified Party shall have the right to select up to one (1) separate counsel to participate in the defense of such action or proceeding on its own behalf at the expense of the Indemnifying Party. In the event of the failure of the Indemnifying Party to perform fully in accordance with the defense obligations under this Section 17.7, such Indemnified Party may,

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 111 Exhibit 10.1 at its option, and without relieving the Indemnifying Party of its obligations hereunder, so perform, but all damages, costs, losses and expenses (including all attorneys’ fees, consultant fees and litigation or arbitration expenses, settlement payments and judgments) so incurred by such Indemnified Party in that event shall be reimbursed by the Indemnifying Party to such Indemnified Party, together with interest on same from the date any such cost and expense was paid by such Indemnified Party until reimbursed by the Indemnifying Party at the interest rate set forth in this Agreement. 17.8 Enforceability. A. EXCEPT AS OTHERWISE SET FORTH ABOVE, THE INDEMNITY, DEFENSE AND HOLD HARMLESS OBLIGATIONS FOR PERSONAL INJURY, ILLNESS OR DEATH OR PROPERTY DAMAGE UNDER THIS AGREEMENT SHALL APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY WAS CONCURRENTLY NEGLIGENT (WHETHER ACTIVELY OR PASSIVELY), IT BEING AGREED BY THE PARTIES THAT IN THIS EVENT, THE PARTIES’ RESPECTIVE LIABILITY OR RESPONSIBILITY FOR SUCH DAMAGES, COSTS, LOSSES AND EXPENSES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE PRINCIPLES OF COMPARATIVE NEGLIGENCE. B. IN THE EVENT THAT ANY INDEMNITY PROVISIONS IN THIS AGREEMENT ARE CONTRARY TO THE LAW GOVERNING THIS AGREEMENT, THEN THE INDEMNITY OBLIGATIONS APPLICABLE HEREUNDER SHALL BE APPLIED TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW. C. THE WAIVERS AND DISCLAIMERS OF LIABILITY, RELEASES FROM LIABILITY, EXCLUSIONS, LIMITATIONS AND APPORTIONMENTS OF LIABILITY AND INDEMNITIES EXPRESSED IN THIS AGREEMENT SHALL EXTEND TO EACH PARTY’S DIRECTORS, OFFICERS AND EMPLOYEES. 17.9 Train 5. References in this Agreement to Train 5, Train 5 Work and Train 5 EPC Agreement are included in this Agreement solely on the assumption that the Train 5 EPC Agreement is executed and the Builder’s Risk policy that provides coverage for Train 1, Train 2, Train 3 and Train 4 (if applicable) is extended to provide coverage for Train 5. If the Train 5 EPC Agreement is not so executed, then any references to Train 5, Train 5 Work and Train 5 EPC Agreement shall be treated as not appearing in (and being deleted from) this Agreement and Train 5 shall be treated as property of Owner Indemnified Parties under Sections 17.1G and 17.2A. ARTICLE 18 DISPUTE RESOLUTION 18.1 Negotiation. In the event that any claim, dispute, controversy, difference, disagreement, or grievance (of any and every kind or type, whether based on contract, tort, statute, regulation or otherwise) arising out of, connected with or relating in any way to this Agreement (including the construction, validity, interpretation, termination, enforceability or breach of this Agreement) (“Dispute”) cannot be resolved informally within [***] ([***]) Days after the Dispute arises (or such longer period of time if agreed to in writing by the Parties), either Party may give written notice of the Dispute (“Dispute Notice”) to the other Party requesting that a representative RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 112 Exhibit 10.1 of Owner’s senior management and Contractor’s senior management meet in an attempt to resolve the Dispute. Each such senior executive shall have full authority to resolve the Dispute and shall promptly begin discussions in an effort to agree on a resolution of the Dispute within [***] ([***]) Days after receipt by the non-notifying Party of such Dispute Notice, with such negotiations being held in Harris County, Texas or at another location if agreed upon by the Parties in writing. In no event shall this Section 18.1 be construed to limit either Party’s right to take any action under this Agreement, including Owner’s rights under Section 16.1, provided that such rights are not the subject of the Dispute. 18.2 Arbitration. If the Dispute is not resolved by negotiation within [***] ([***]) Days after the date of a Party’s written notice requesting that representatives of each Party’s senior management meet (or such other time as may be agreed in writing by the Parties), then the Parties agree that the Dispute shall be decided by final and binding arbitration. Such arbitration shall be held in Harris County, Texas, unless otherwise agreed by the Parties, shall be administered by the AAA’s office in Harris County, Texas, shall be conducted by three (3) arbitrators (or for Disputes involving less than [***] U.S. Dollars (U.S.$[***]), one (1) arbitrator) chosen in accordance with Section 18.2A, and shall, except as otherwise agreed by the Parties, be governed by the AAA’s Construction Industry Arbitration Rules and Mediation Procedures then in effect (“AAA Rules”). For the purposes of determining the number of arbitrators, the total value of the Disputes and counterclaims reasonably asserted by all the Parties shall be used to determine whether the [***] U.S. Dollars (U.S.$[***]) threshold has been met. The arbitration tribunal shall determine the rights and obligations of the Parties according to the laws of Texas, excluding its conflict of law principles; provided, however, the law applicable to the validity of the arbitration clause, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act, 9 U.S.C.A. § 2. Issues concerning the arbitrability of a matter in dispute shall be decided by a court with proper jurisdiction. The arbitration shall be conducted in the English language and all submissions shall be made in the English language or with an English translation; provided that witnesses may provide testimony in a language other than English if a simultaneous English translation is provided. The Parties shall be entitled to engage in reasonable discovery, including the right to production of relevant and material documents by the opposing Party and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any Party be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by the other Party within the time limit set and to the extent required by order of the arbitration tribunal. All Disputes regarding discovery shall be promptly resolved by the arbitration tribunal. The award of the arbitration tribunal shall be in writing, state the reasons upon which the award thereof is based, be signed by all arbitrators, and be final and binding. At Owner’s sole option, any other person may be joined as an additional party to any arbitration conducted under this Section 18.2, provided that the party to be joined is or may be liable to either Party in connection with all or any part of any Dispute between the Parties. The Parties agree that judgment on the arbitration award may be entered by any court having jurisdiction thereof. Without limiting the foregoing, if there are common issues of fact or law in connection with any Disputes in an arbitration conducted under this Article 18 and any disputes in connection with any arbitration under the Trains 1 and 2 EPC Agreement or any arbitration under the Train 3 EPC Agreement, either Party may consolidate the arbitrations. A. The arbitrators for any arbitration under Section 18.2 shall be selected in accordance with this Section 18.2A. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 113 Exhibit 10.1 1. For Disputes less than [***] U.S. Dollars (U.S.$[***]), Owner and Contractor shall jointly select one arbitrator within [***] ([***]) Days of the filing of the demand for arbitration with the AAA, or if the Parties fail to appoint such arbitrator within the applicable time period, then the AAA shall appoint the arbitrator in accordance with the AAA Rules. 2. For Disputes [***] U.S. Dollars (U.S.$[***]) or more, Owner and Contractor shall each appoint one (1) arbitrator within [***] ([***]) Days of the filing of the demand for arbitration with the AAA, and the two (2) arbitrators so appointed shall select the presiding arbitrator within [***] ([***]) Days after the latter of the two (2) arbitrators has been appointed by the Parties. If either Party fails to appoint its party-appointed arbitrator or if the two (2) party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three (3) arbitrators not yet appointed. Each arbitrator shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the Parties or any other parties to the Dispute concerning the arbitration or the underlying Dispute, provided, however, that the Parties may have ex parte communications with their appointed arbitrators until the third arbitrator is selected. 18.3 Continuation of Work during Dispute. Notwithstanding any Dispute, it shall be the responsibility of Contractor to continue to prosecute all of the Work diligently and in a good and workmanlike manner in conformity with this Agreement. Except to the extent provided in Sections 16.4 or 16.5, Contractor shall have no right to cease performance hereunder or to permit the prosecution of the Work to be delayed. Owner shall, subject to its right to withhold or offset amounts pursuant to this Agreement, continue to pay Contractor undisputed amounts in accordance with this Agreement; provided, however, in no event shall the occurrence of any negotiation or litigation or arbitration prevent or limit either Party from exercising its rights under this Agreement, including either Party’s right to terminate pursuant to Article 16. ARTICLE 19 CONFIDENTIALITY 19.1 Contractor’s Obligations. Contractor hereby covenants and warrants that Contractor and its employees, officers, directors and agents shall not (without in each instance obtaining Owner’s prior written consent) disclose, make commercial or other use of, or give or sell to any Person any of the following information, whether disclosed prior to or after the Original Effective Date: (i) any Work Product other than to Subcontractors or Sub-subcontractors as necessary to perform the Work or (ii) any other information relating to the business, products, services, research or development, actual or potential clients or customers, financing of the Project, designs, methods, discoveries, trade secrets, research, development or finances of Owner or any Owner Affiliate, or relating to similar information of a third party who has entrusted such information to Owner or any Owner Affiliate (hereinafter individually or collectively, “Owner’s Confidential Information”). Prior to disclosing any information in clause (i) of this Section 19.1 to any Subcontractor or Sub-subcontractor necessary to perform the Work, Contractor shall bind such Subcontractor or Sub-subcontractor to confidentiality obligations substantially similar to RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 114 Exhibit 10.1 those contained in this Section 19.1. Nothing in this Section 19.1 or this Agreement shall in any way prohibit Contractor or any of its Subcontractors or Sub-subcontractors from making commercial or other use of, selling, or disclosing any of their respective Contractor’s Intellectual Property or Third Party Intellectual Property, nor be used to curtail Contractor’s rights under Section 10.3 (provided that Contractor complies with its obligations in Section 10.3). 19.2 Owner’s Obligations. Owner hereby covenants and warrants that Owner and its employees and agents shall not (without in each instance obtaining Contractor’s prior written consent) disclose, make commercial or other use of, or give or sell to any Person (i) any estimating or pricing methodologies or estimating or pricing information of Contractor or its Subcontractors relating to the Work, including the Equipment, or any schedule information of Contractor or its Subcontractors relating to the Work, each of which is conspicuously marked and identified in writing as confidential by Contractor, (ii) any confidential technical information provided by Honeywell, BASF or [***] under this Agreement, which is conspicuously marked and identified in writing as confidential by Contractor, or (iii) any Subcontractor Proprietary Information provided by those Subcontractors which are specifically identified in Part II of Attachment G (hereinafter individually or collectively, “Contractor’s Confidential Information”). The Parties agree that Owner may disclose Contractor’s Confidential Information to any member of the Owner Indemnified Parties, Owner’s (or Owner’s Affiliates’) consultants, contractors (provided that with respect to (i) above, such consultants and contractors are not Competitors of Contractor, with the term “Competitors of Contractor” meaning any entity that is an EPC contractor in the LNG liquefaction industry), underwriters and attorneys, a bona fide prospective or actual purchaser of all or a portion of Owner’s or any Owner Indemnified Party’s assets or ownership interests, a bona fide prospective assignee of all or a portion of Owner’s interest in this Agreement, any proposed or actual users of the Train 4 Facility, any prospective or actual buyers of LNG, Lenders, financial advisors and their respective representatives, rating agencies or any other party in relation to project financing for or the development of (a) the Project (including any expansion of the Train 4 Facility) or (b) the Expanded Facility or any other facility or project that Owner, including its Affiliates, joint ventures, partners or assigns, may choose to develop, design, procure or construct, provided that with respect to (b), such license shall only apply to Authorized Documents, further provided that Owner binds such persons to the confidentiality obligations no less restrictive than those contained in this Section 19.2; and further provided that Honeywell, BASF and [***] confidential technical information is not disclosed to direct competitors to Honeywell in the licensing of LNG liquefaction process technology and to direct competitors to BASF and [***] in the licensing of acid gas removal process technology without the applicable Honeywell’s, BASF’s or [***]’s approval. Direct competitors to Honeywell in the licensing of LNG liquefaction process technology are [***], Black & Veatch, Linde and Chart. Direct competitors to BASF and [***] in the licensing of acid gas removal process technology are Sulfinol and Huntsman. Contractor shall, from time to time, have the right to inform Owner by notice in writing whether any other parties are to be treated as competitors of Honeywell, BASF or [***] with respect to the aforementioned technology, as the case may be, for the purposes of this Section 19.2, and such competitors of Honeywell, BASF or [***] shall be treated as competitors upon approval of Owner (not to be unreasonably withheld). Other than as set forth in this Section 19.2, Owner shall not be restricted in any way from the disclosure of the Work Product. Owner shall be entitled to disclose to Persons that portion of Contractor’s Intellectual Property and Third Party Intellectual Property for which Owner has a license to use to the extent such disclosure is consistent with the purposes for which such license is granted pursuant to Section 10.2 and provided that such recipients are

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 115 Exhibit 10.1 bound to the confidentiality obligations similar to those in this Section 19.2 to the extent information disclosed to such recipients contains Contractor’s Confidential Information. Further, Owner acknowledges that it has entered into that certain Confidentiality Agreements with the Technology Licensors (as required by the Technology Licensors), as amended, modified and/or supplemented from time to time (“Owner/TL CAs”). Notwithstanding anything to the contrary herein, the Owner/TL CAs are the exclusive document governing the access, use, handling, safeguarding, disclosure, and all other treatment by Owner of all data and other information of the applicable Technology Licensors provided pursuant to this Agreement. Owner hereby agrees to defend, indemnify and hold Contractor Indemnified Parties harmless from and against all damages, costs, losses and expenses (including all reasonable attorneys’ fees and litigation or arbitration expenses) relating in any way to or arising out of any breach by Owner Indemnified Parties of the Owner/TL CAs that is not due to the fault of any Contractor Indemnified Party or any Subcontractor or Sub-subcontractor. 19.3 Definitions. The term “Confidential Information” means one or both of Contractor’s Confidential Information and Owner’s Confidential Information, as the context requires. The Party having the confidentiality obligations with respect to such Confidential Information shall be referred to as the “Receiving Party” and the Party to whom such confidentiality obligations are owed shall be referred to as the “Disclosing Party.” The term “Subcontractor Proprietary Information” means, with respect to only to the Subcontractors identified in Part II of Attachment G, proprietary technical information, techniques, trademarks, trade secrets, know-how or other proprietary rights relating to the Work, including Equipment, that is conspicuously marked as such in any Work Product submitted by Contractor to Owner. 19.4 Exceptions. Notwithstanding Sections 19.1 and 19.2, Confidential Information shall not include: (i) information which at the time of disclosure or acquisition is in the public domain, or which after disclosure or acquisition becomes part of the public domain without violation of this Article 19; (ii) information which at the time of disclosure or acquisition was already in the possession of the Receiving Party or its employees or agents and was not previously acquired from the Disclosing Party or any of its employees or agents directly or indirectly; (iii) information which the Receiving Party can show was acquired by such entity after the time of disclosure or acquisition hereunder from a third party without any confidentiality commitment, if, to the best of Receiving Party’s or its employees’ or agent’s knowledge, such third party did not acquire it, directly or indirectly, from the Disclosing Party or any of its employees or agents; (iv) information independently developed by the Receiving Party without benefit of the Confidential Information; and (v) information which is required by Applicable Law, including the Securities and Exchange Commission or other agencies in connection with the Train 4 Facility to be disclosed; provided, however, that prior to such disclosure, the Receiving Party gives reasonable notice to the Disclosing Party of the information required to be disclosed. 19.5 Equitable Relief. The Parties acknowledge that in the event of a breach of any of the terms contained in this Article 19, the Disclosing Party would suffer irreparable harm for which remedies at law, including damages, would be inadequate, and that the Disclosing Party shall be entitled to seek equitable relief therefor by injunction, in addition to any and all rights and remedies available to it at law and in equity, without the requirement of posting a bond. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 116 Exhibit 10.1 19.6 Term. The confidentiality obligations of this Article 19 shall survive the expiration or termination of this Agreement for a period of ten (10) years following the expiration or earlier termination of this Agreement; provided, however, the confidentiality obligations of Owner in Section 19.2(ii) shall survive the expiration or termination of this Agreement for a period of fifteen (15) years following the expiration of the Defect Correction Period of this Agreement. ARTICLE 20 LIMITATION OF LIABILITY 20.1 Contractor Aggregate Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, CONTRACTOR INDEMNIFIED PARTIES SHALL NOT BE LIABLE TO OWNER INDEMNIFIED PARTIES UNDER THIS AGREEMENT OR UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, INDEMNITY, CONTRIBUTION OR ANY OTHER CAUSE OF ACTION FOR CUMULATIVE AGGREGATE AMOUNTS IN EXCESS OF AN AMOUNT EQUAL TO [***] U.S. DOLLARS (U.S.$[***]) (“AGGREGATE CAP”) AND OWNER SHALL RELEASE CONTRACTOR INDEMNIFIED PARTIES FROM ANY LIABILITY IN EXCESS THEREOF; PROVIDED THAT, NOTWITHSTANDING THE FOREGOING, THE LIMITATION OF LIABILITY AND RELEASE SET FORTH IN THIS SECTION 20.1 SHALL NOT (I) APPLY TO CONTRACTOR’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT WITH RESPECT TO CLAIMS BROUGHT BY A THIRD PARTY UNDER SECTIONS 17.1A, 17.1B, 17.1C, 17.1E, 17.1H, 17.1I, 17.1J, OR 17.3 OR ITS OBLIGATIONS UNDER SECTIONS 8.2A, 9.1E, 17.5, OR 17.6; (II) APPLY TO CONTRACTOR’S OBLIGATION TO DELIVER TO OWNER FULL LEGAL TITLE TO AND OWNERSHIP OF ALL OR ANY PORTION OF THE WORK AND TRAIN 4 FACILITY AS REQUIRED UNDER THIS AGREEMENT; (III) INCLUDE THE PAYMENT OF PROCEEDS UNDER ANY INSURANCE POLICY OF CONTRACTOR OR ANY OF ITS SUBCONTRACTORS OR SUB-SUBCONTRACTORS REQUIRED UNDER THIS AGREEMENT; OR (IV) APPLY IN THE EVENT OF CONTRACTOR’S FRAUD, OR ABANDONMENT OF THE WORK. IN NO EVENT SHALL THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 20.1 BE IN ANY WAY DEEMED TO LIMIT CONTRACTOR’S OBLIGATIONS TO (A) COMPLETE THE WORK FOR THE COMPENSATION PROVIDED UNDER THIS AGREEMENT OR (B) PERFORM ALL WORK REQUIRED TO ACHIEVE SUBSTANTIAL COMPLETION AND FINAL COMPLETION. THE COSTS INCURRED BY CONTRACTOR IN PERFORMING THE WORK SHALL NOT BE COUNTED AGAINST THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 20.1. FOR AVOIDANCE OF DOUBT, AMOUNTS PAID TO OWNER BY CONTRACTOR FOR LIQUIDATED DAMAGES SHALL BE COUNTED AGAINST THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 20.1. 20.2 Limitation on Contractor’s Liability for Liquidated Damages. A. DELAY LIQUIDATED DAMAGES. SUBJECT TO SECTION 20.2C, CONTRACTOR’S MAXIMUM LIABILITY TO OWNER FOR DELAY LIQUIDATED DAMAGES SHALL BE [***] U.S. DOLLARS (U.S.$[***]). B. PERFORMANCE LIQUIDATED DAMAGES. SUBJECT TO SECTION 20.2C, CONTRACTOR’S MAXIMUM LIABILITY TO OWNER FOR PERFORMANCE LIQUIDATED DAMAGES SHALL BE [***] U.S. DOLLARS (U.S.$[***]). C. EXCEPTIONS TO LIMITATIONS OF LIABILITY UNDER SECTION 20.2. SECTION 20.2A SHALL NOT BE CONSTRUED TO LIMIT CONTRACTOR’S OTHER OBLIGATIONS RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 117 Exhibit 10.1 OR LIABILITIES UNDER THIS AGREEMENT (INCLUDING (I) ITS OBLIGATIONS TO COMPLETE THE WORK FOR THE COMPENSATION PROVIDED UNDER THIS AGREEMENT, (II) ITS OBLIGATIONS TO ACHIEVE THE KEY DATES (INCLUDING SUBSTANTIAL COMPLETION AND FINAL COMPLETION) AND (III) WITH RESPECT TO SECTION 20.2B, ITS OBLIGATIONS WITH RESPECT TO MINIMUM ACCEPTANCE CRITERIA AND WARRANTIES), NOR SHALL THE LIMITS SPECIFIED IN THIS SECTION 20.2 OR THE LIMITATIONS IN SECTION 20.3B APPLY IN THE EVENT OF CONTRACTOR’S FRAUD, OR ABANDONMENT OF THE WORK. 20.3 Liquidated Damages in General. A. Liquidated Damages Not Penalty. It is expressly agreed that Liquidated Damages payable under this Agreement do not constitute a penalty and that the Parties, having negotiated in good faith for such specific Liquidated Damages and having agreed that the amount of such Liquidated Damages is reasonable in light of the anticipated harm caused by the breach related thereto and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the validity or enforceability of such Liquidated Damages. If Contractor, Guarantor or anyone on their behalf successfully challenges the enforceability of the per Day amount of any Delay Liquidated Damages, or the per unit rate of any Performance Liquidated Damages Contractor specifically agrees to pay Owner all actual damages incurred by Owner in connection with such breach, including any and all Consequential Damages (such as loss of profits and revenues, business interruption, loss of opportunity and use) and all costs incurred by Owner in proving the same (including all attorneys’ fees, and litigation or arbitration expenses) without regard to any limitations whatsoever set forth in this Agreement other than Section 20.1 and Section 20.2. For the avoidance of doubt, this Section 20.3A shall not preclude Contractor from contesting whether it is responsible for (a) delays giving rise to Owner’s claims for Delay Liquidated Damages or (b) the failure to achieve the Performance Guarantees. B. Liquidated Damages as Exclusive Remedy. PAYMENT OF ANY LIQUIDATED DAMAGES SHALL IN NO WAY AFFECT OWNER’S RIGHT TO TERMINATE THIS AGREEMENT UNDER SECTION 16.1A(XII), OR RECEIVE OTHER LIQUIDATED DAMAGES CONTEMPLATED IN THIS AGREEMENT FOR ANY OTHER ASPECT OF CONTRACTOR’S OBLIGATIONS HEREUNDER. WITHOUT LIMITATION OF OWNER’S RIGHTS UNDER SECTION 16.1A(XII) AND SUBJECT TO SECTION 20.3A: 1. DELAY LIQUIDATED DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY OWED BY CONTRACTOR FOR DELAY IN ACHIEVING THE GUARANTEED SUBSTANTIAL COMPLETION DATE SET FORTH IN SECTION 5.3A; AND 2. PERFORMANCE LIQUIDATED DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY OWED BY CONTRACTOR FOR FAILURE OF THE WORK TO ACHIEVE ANY OF THE PERFORMANCE GUARANTEES PROVIDED THAT THE MINIMUM ACCEPTANCE CRITERIA IS ACHIEVED AND CONTRACTOR COMPLIES WITH ITS CORRECTIVE ACTION OBLIGATIONS UNDER SECTION 11.5A. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 118 Exhibit 10.1 20.4 Consequential Damages. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, NEITHER THE OWNER INDEMNIFIED PARTIES NOR CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE PHASE 1 WORK, AND TRAIN 5 WORK) (NOR THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK OR TRAIN 5 WORK)) SHALL BE LIABLE UNDER THIS AGREEMENT, UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, OR UNDER ANY CAUSE OF ACTION RELATED TO DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, INDEMNITY, CONTRIBUTION, OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL LOSSES OR DAMAGES, OR FOR THE FOLLOWING SPECIFIC HEADS OF LOSS WHETHER SUCH LOSS IS DIRECT, INDIRECT OR CONSEQUENTIAL: LOSS OF PROFITS, LOSS OF USE, LOSS OF OPPORTUNITY, LOSS OF REVENUES, LOSS OF FINANCING, LOSS OF BONDING CAPACITY, COSTS OF CAPITAL OR OF OBTAINING OR MAINTAINING FINANCING, LOSS OF GOODWILL, LOSS OF PRODUCTION, LOSS OF PRODUCTIVITY, BUSINESS INTERRUPTION, CLAIMS BY OWNER’S CUSTOMERS FOR ECONOMIC LOSS OR BUSINESS INTERRUPTION, OR DAMAGES OR LOSSES FOR PRINCIPAL OFFICE EXPENSES INCLUDING COMPENSATION OF PERSONNEL STATIONED THERE, COST OF OBTAINING AND MAINTAINING FINANCE (ALL THE ABOVE TYPES OF DAMAGE BEING “CONSEQUENTIAL DAMAGES”), AND OWNER INDEMNIFIED PARTIES SHALL RELEASE THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE PHASE 1 WORK, AND TRAIN 5 WORK) AND THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK AND TRAIN 5 WORK), AND CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE PHASE 1 WORK, AND THE TRAIN 5 WORK) AND THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE PHASE 1 WORK AND TRAIN 5 WORK; PROVIDED THAT SUBCONTRACTORS OR SUB-SUBCONTRACTORS IN CONNECTION WITH PHASE 1 WORK SHALL NOT BE REQUIRED TO PROVIDE A RELEASE TO THE OWNER INDEMNIFIED PARTIES UNDER THIS AGREEMENT TO THE EXTENT THEIR SUBCONTRACT FOR THE PHASE 1 WORK IS EXECUTED PRIOR TO THE AMENDED AND RESTATED EXECUTION DATE) SHALL RELEASE OWNER INDEMNIFIED PARTIES, FROM AND AGAINST ANY LIABILITY FOR SUCH CONSEQUENTIAL DAMAGES; PROVIDED THAT THE EXCLUSION OF LIABILITY SET FORTH IN THIS SECTION 20.4 (I) IS NOT INTENDED TO PREVENT CONTRACTOR FROM RECEIVING PROFIT TO THE EXTENT THAT CONTRACTOR IS ENTITLED TO RECEIVE SUCH PROFIT UNDER THE PROVISIONS OF THIS AGREEMENT; (II) SHALL NOT APPLY TO LIQUIDATED DAMAGES; (III) SHALL NOT APPLY TO CONTRACTOR’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT FOR DAMAGES CLAIMED BY ANY THIRD PARTY UNDER SECTIONS 17.1E, 17.1H, 17.1I, 17.1J AND 17.5; AND (IV) SHALL NOT APPLY WHERE CONSEQUENTIAL DAMAGES ARE EXPRESSLY PERMITTED UNDER SECTION 20.3A. FOR THE PURPOSES OF SECTION 20.1 AND THIS SECTION 20.4, THE TERM “THIRD PARTY” MEANS ANY PERSON OTHER THAN OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES EXCEPT FOR EMPLOYEES, OFFICERS AND DIRECTORS OF OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES. 20.5 Exclusive Remedies. WHERE A REMEDY SPECIFIED IN THIS AGREEMENT IS EXPRESSLY STATED TO BE A PARTY’S SOLE AND EXCLUSIVE REMEDY, IT IS INTENDED THAT SUCH REMEDY SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SUCH PARTY FOR THE MATTER IN QUESTION, NOTWITHSTANDING ANY REMEDY OTHERWISE AVAILABLE AT LAW OR IN EQUITY.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 119 Exhibit 10.1 20.6 Application of Liability Limitations. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE WAIVERS AND DISCLAIMERS OF LIABILITY, RELEASES FROM LIABILITY, EXCLUSIONS, LIMITATIONS AND APPORTIONMENTS OF LIABILITY AND INDEMNITIES EXPRESSED IN THIS AGREEMENT SHALL APPLY EVEN IN THE EVENT OF FAULT, NEGLIGENCE (IN WHOLE OR IN PART), STRICT LIABILITY, BREACH OF CONTRACT OR OTHERWISE OF THE PARTY RELEASED OR WHOSE LIABILITY IS WAIVED, DISCLAIMED, LIMITED, FIXED OR INDEMNIFIED AND SHALL EXTEND IN FAVOR OF MEMBERS OF THE OWNER INDEMNIFIED PARTIES AND THE CONTRACTOR INDEMNIFIED PARTIES. ARTICLE 21 MISCELLANEOUS PROVISIONS 21.1 Entire Agreement. This Agreement, including the Attachments and Schedules attached to and incorporated into this Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof and incorporates any and all prior agreements, including the FEED Agreement, and commitments with respect thereto. There are no other oral understandings, terms or conditions, and neither Party has relied upon any representation, express or implied, not contained in this Agreement. General or special conditions included in any of Contractor’s price lists, invoices, tickets, receipts or other such documents presented to Owner shall have no applicability to Owner with respect to this Agreement. Without limitation, this Agreement supersedes in its entirety the FEED Agreement any other agreements between the Parties or their Affiliates related to the Train 4 Facility (including any confidentiality or non- disclosure agreements). All services performed under the FEED Agreement shall be governed by the terms and conditions set forth in this Agreement, except that Contractor agrees that it has been fully paid for any services performed under the FEED Agreement, and any disclosures made prior to the Original Effective Date under any confidentiality or non-disclosure agreements between Owner or its Affiliates and Contractor with respect to the Train 4 Facility shall be governed under this Agreement. 21.2 Amendments. Other than Change Directives issued by Owner to Contractor pursuant to Section 6.1E or Section 6.2D, no change, amendment or modification of this Agreement shall be valid or binding upon the Parties hereto unless such change, amendment or modification is in writing and duly executed by both Parties hereto. 21.3 Joint Effort. Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other. 21.4 Captions. The captions contained in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of intent of this Agreement or the intent of any provision contained herein. 21.5 Notice. Any notice, demand, offer, or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be either (i) hand delivered; (ii) delivered by same-Day or overnight courier; or (iii) delivered by certified mail, return receipt requested, to the other Party at the address set forth below. Notices, demands, offers and other communications may be delivered via email as a RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 120 Exhibit 10.1 courtesy; however, delivery in such manner shall not be deemed to fulfill the notice requirements of this Section 21.5. A. If delivered to Owner: Rio Grande LNG Train 4, LLC 1000 Louisiana Street Suite 3300 Houston, Texas 77002 Attn: [***] E-mail: [***] with a copy to: Rio Grande LNG Train 4, LLC 1000 Louisiana Street Suite 3300 Houston, Texas 77002 Attn: [***] E-mail: [***] B. If delivered to Contractor: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] E-mail: [***] with a copy to: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] Email: [***] Each Party shall have the right to change the place to which notice shall be sent or delivered by sending a similar notice to the other Party in like manner. Notices, demands, offers or other written instruments shall be deemed to be received: (1) if delivered by hand, by same-day or overnight courier service, or certified mail on the date actually received at the address of the intended recipient; or (2) if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number. 21.6 Severability. If any provision or part thereof in this Agreement is determined to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not impair RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 121 Exhibit 10.1 the operation of or affect those remaining portions of such provision and this Agreement that are legal, valid and enforceable. Such provision or part thereof will be modified so as to be legal, valid and enforceable consistent as closely as possible with the intent of the original language of such provision or part thereof and shall be enforced to the extent possible consistent with Applicable Law. If the illegality, invalidity or unenforceability of such provision or part thereof cannot be modified consistent with the intent of the original language, such provision will be deleted and treated as if it were never a part of this Agreement and shall not affect the validity of the remaining portions of the provision or this Agreement. 21.7 Assignment. A. Neither Party may novate its rights or responsibilities under this Agreement without the prior written consent of the other Party; provided that, Owner may elect to novate this Agreement, all rights, title and interest in this Agreement, the Work Product and all intellectual property rights, and all liabilities and obligations related thereto, without Contractor’s consent, to either (i) an Affiliate or (ii) any Person that purchases an interest in all or part of the Train 4 Facility; provided further that, it shall be a condition precedent to the effectiveness of any such novation to a Person in (i) or (ii) that: (x) Owner has transferred its ownership interest in the Train 4 Facility to the Affiliate or other Person that is the proposed assignee; (y) such Affiliate or other Person shall be capable of making, and shall make, the representations and warranties in Article 15 of this Agreement; and (z) such Affiliate or Person provides Contractor with a statement, signed by a duly authorized officer of such entity, confirming that such assignee has sufficient funds, which may be through financing, to fulfill its payment obligations under this Agreement as payments become due hereunder. Upon written notice to Contractor, Contractor will execute a document substantially in the form of Attachment N. B. In addition to the novation as expressly provided in Section 21.7 above, this Agreement may be assigned by either Party only upon the prior written consent of the non- assigning Party hereto, except that: (i) Owner may assign this Agreement and all rights, title and interest in this Agreement to any of its Affiliates by providing notice to Contractor; and (ii) Owner may for the purpose of providing collateral, assign, pledge and/or grant a security interest in this Agreement to any lender without Contractor’s consent by providing notice to Contractor. Upon written notice to Contractor, Contractor will execute any document required by Owner, acting reasonably, to effect such assignment and/or pledge or grant. When duly assigned in accordance with this Section 21.7B, this Agreement shall be binding upon and shall inure to the benefit of the assignee, provided that any assignment by Contractor or Owner (but not novation) pursuant to this Section 21.7B shall not relieve Contractor or Owner (as applicable) of any of its obligations or liabilities under this Agreement. Any unauthorized assignment shall be null and void. C. The Parties agree to look solely to each other with respect to performance of this Agreement. The Parties only rights to assign or novate this Agreement are set forth in this Section 21.7. Any assignment and/or novation not in accordance with this Section 21.7 shall be void and without force or effect. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 122 Exhibit 10.1 21.8 No Waiver. Any failure of either Party to enforce any of the provisions of this Agreement or to require compliance with any of its terms at any time during the term of this Agreement shall in no way affect the validity of this Agreement, or any part hereof, and shall not be deemed a waiver of the right of such Party thereafter to enforce any and each such provisions. 21.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law). The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and shall be disclaimed in and excluded from any Subcontracts entered into by Contractor in connection with the Work or the Train 4 Facility. 21.10 Foreign Corrupt Practices Act and Import/Export Compliance. A. Contractor shall, and Contractor shall require each of its Subcontractors and Sub-subcontractors, and the agents and employees of such Subcontractors and Sub- subcontractors, to comply with all provisions of the Foreign Corrupt Practices Act of the United States 15 U.S.C. § 78dd-1 to -3, as amended (“FCPA”), the UK Bribery Act 2010 (“UK Bribery Act”) and the requirements of the Organization for Economic Co-operation and Development’s (“OECD”) Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. Contractor shall not, and Contractor shall require each of its Subcontractors and Sub-subcontractors (and the agents and employees of such Subcontractors and Sub-subcontractors) not to (i) make direct or indirect payments of a corrupt nature, to employees, agents or public employees of a government, or candidates or active members of political parties, in order to obtain or maintain business, or (ii) take any action that could result in Contractor, Owner or any of their Affiliates becoming subject to any action, penalty or loss of benefits under the FCPA or OECD. B. In connection with the Work to be performed under this Agreement, Contractor shall comply with, and shall cause its Subcontractors and Sub-subcontractors to comply with all applicable Export Control Laws. 21.11 Successors and Assigns. This Agreement shall be binding upon the Parties hereto, their successors and permitted assigns. 21.12 Attachments and Schedules. All Attachments and Schedules are incorporated into this Agreement by such reference and shall be deemed to be an integral part of this Agreement. 21.13 Obligations. Nothing contained in this Agreement shall be construed as constituting a joint venture or partnership between Contractor and Owner. 21.14 Further Assurances. Contractor and Owner agree to provide such information, execute and deliver any such instruments and documents and to take such other actions as may be necessary or reasonably requested by the other Party that are not inconsistent with the provisions of this Agreement and that do not involve the assumptions of obligations (including liabilities) greater than those provided for in this Agreement, in order to give full effect to this Agreement and to carry out the intent of this Agreement. In addition, Contractor agrees to cooperate with Owner and any Lender (i) to supply such information and documentation, (ii) to grant such written consents to the assignment of this Agreement, (iii) to execute such amendments to this Agreement

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 123 Exhibit 10.1 as any Lender may require to the extent that the requested changes do not materially adversely affect the rights and obligations or limitations of liability of Contractor hereunder, and (iv) to take such action or execute such documentation as any Lender shall reasonably require. 21.15 Priority. The documents that form this Agreement are listed below in order of priority, with the document having the highest priority listed first and the one with the lowest priority listed last. Subject to Section 1.1 under the definition of Applicable Codes and Standards regarding conflicts or inconsistencies between any Applicable Codes and Standards, in the event of any conflict or inconsistency between a provision in one document and a provision in another document, the document with the higher priority shall control. In the event of a conflict or inconsistency between provisions contained within the same document, then the provision that requires the highest standard of performance on the part of Contractor shall control. This Agreement is composed of the following documents, which are listed in priority: A. Change Orders or written amendments to this Agreement; B. this Agreement; and C. Attachments and Schedules to this Agreement. 21.16 Restrictions on Public Announcements. Neither Contractor nor its Subcontractors or Sub-subcontractors shall (i) publish or cause to be made public any photographs of any part of the Train 4 Facility or (ii) issue a press release, advertisement, publicity material, prospectus, financial document or similar matter, or (iii) participate in a media interview that mentions or refers to the Work, the Project or any part of the Train 4 Facility without the prior written consent of Owner, not to be unreasonably withheld, provided that Contractor shall not be required to obtain Owner’s prior written consent of Contractor’s issuance of a press release to correct any errors made by Owner concerning Contractor in a prior press release issued by Owner if Contractor first gives Owner [***] ([***]) Days’ prior written notice of Contractor’s intent to issue such corrective press release and an opportunity of Owner to correct such error within such [***] ([***]) Day period. Under no circumstance shall Contractor permit access on the site of Third Parties who are not involved in the performance of the Work without prior written consent of Owner. 21.17 Parent Guarantee. On or before the Amended and Restated Execution Date, Guarantor shall provide an irrevocable, unconditional parent guarantee in the form attached as Attachment U (“Parent Guarantee”) guaranteeing the full and faithful performance of Contractor under this Agreement, provided that Contractor shall not be required to provide the Parent Guarantee to Owner until the previously executed parent guarantee provided under the Prior EPC Contract (“Prior Parent Guarantee”), including all of Guarantor’s obligations stated therein, has been terminated by Owner and Guarantor in compliance with Section 8(e) of such Prior Parent Guarantee. 21.18 Language. This Agreement and all notices, communications and submittals between the Parties pursuant to this Agreement shall be in the English language. 21.19 Counterparts. This Agreement may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 124 Exhibit 10.1 original as if one copy had been signed by each of the Parties. Facsimile signatures shall be deemed as effective as original signatures. 21.20 Owner’s Lender. In addition to other assurances provided in this Agreement, Contractor acknowledges that Owner intends to obtain project financing associated with the Project and Contractor agrees to cooperate with Owner and Lender (including Independent Engineer) in connection with such project financing, including entering into direct agreements with Lender (which shall be substantially in the form of Attachment AA), covering matters that are customary in project financings of this type such as Lender assignment or security rights with respect to this Agreement, direct notices to Lender, step-in/step-out rights, access by Lender’s representative and other matters applicable to such project financing. Subject to the terms of this Agreement, such cooperation includes cooperation with lenders with respect to any expansion to the Train 4 Facility. Contractor acknowledges and agrees that NTP is contingent upon obtaining such non-recourse project financing and agrees further that in the event Owner does not obtain such project financing, Owner shall not be liable to Contractor by reason of any terms and conditions contained in or connected with this Agreement, except for any Work performed by Contractor in accordance with this Agreement under an LNTP and any amounts owed under Section 16.2. 21.21 Phase 1 Facilities. A. Notwithstanding anything to the contrary in this Agreement, the work performed under the Trains 1 and 2 EPC Agreement is governed by the Trains 1 and 2 EPC Agreement, the work performed under the Train 3 EPC Agreement is governed by the Train 3 EPC Agreement, and the Work performed under this Agreement is governed by this Agreement. B. In addition and notwithstanding anything to the contrary in this Agreement, Contractor acknowledges that it shall not be entitled to any modification of the Contract Price, Guaranteed Dates or any other Changed Criteria under this Agreement arising out of or relating to (i) any acts or omissions of Contractor or any of its subcontractors or sub- subcontractors in connection with the Trains 1 and 2 EPC Agreement, the Train 3 EPC Agreement or the Phase 1 Facilities, or (ii) any act, instruction or direction by Rio Grande LNG, LLC or anyone acting for or on behalf of Rio Grande LNG, LLC in accordance with the Trains 1 and 2 EPC Agreement or Train 3 EPC Agreement; provided that in no case shall this be interpreted to entitle Contractor to a change, but instead Contractor shall only be entitled to relief to the extent permitted under Article 6. Similarly, notwithstanding anything to the contrary in this Agreement, Contractor acknowledges that it shall not be entitled to any modification of the contract price, guaranteed dates or any other changed criteria under the Trains 1 and 2 EPC Agreement or Train 3 EPC Agreement arising out of or relating to (i) any acts or omissions of Contractor or any of its Subcontractors or Sub- subcontractors in connection with this Agreement or the Train 4 Facility, or (ii) any act, instruction or direction by Owner or anyone acting for or on behalf of Owner in accordance with this Agreement. C. Without limiting the foregoing, the waivers and disclaimers of liability, releases from liability, exclusions, limitations and apportionments of liability and RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 125 Exhibit 10.1 indemnities expressed in the Trains 1 and 2 EPC Agreement, Train 3 EPC Agreement and this Agreement shall apply to the work performed under each agreement respectively and shall not supersede any such rights, obligations or liabilities that arise out of the other agreement. 21.22 Potential Lenders, Potential Equity Investors and Equity Participants. A. Potential Lenders. Owner shall provide to Contractor the identity of Potential Lenders that have signed confidentiality agreements with Owner. As used herein, “Potential Lender” shall mean any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended) and which extends credit, buys loans and is in the business of lending as one of its businesses. B. Potential Equity Investors. Prior to disclosure of any Work Product by Owner to any potential equity investor in Owner in connection with the Project, Owner shall obtain a waiver from such potential equity investor agreeing that it is not relying upon such Work Product in making any investment decision in connection with the Project and waiving and releasing any claim it may have against Contractor or Contractor’s Affiliates on account of any such reliance or purported reliance. C. Equity Participants. Owner’s successors, assigns and any future recipient of any equity ownership in Owner (excluding Lenders) shall be bound by the releases and limitations on liability set forth in Sections 8.2B, 12.5, 16.1B, 17.1B, 20.1, 20.2, 20.3 and 20.4 of this Agreement, and Owner shall obtain the express written agreement of such equity participants to be bound by such releases, limitations of liability and other protections of Contractor. 21.23 Survival. Article 9, Article 10, Article 12, Article 14, Article 15, Article 16, Article 17, Article 18 and Article 19, Article 20, Sections 3.6, 3.8, 3.13, 3.17, 8.1, 8.2, 11.10, 21.7, 21.9, 21.17, 21.22C and this Section 21.23 shall survive termination or expiration of this Agreement, in addition to any other provisions which by their nature should, or by their express terms do, survive or extend beyond the termination or expiration of this Agreement. [Signature Page Follows] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 126 Exhibit 10.1 IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Amended and Restated Execution Date: Owner: RIO GRANDE LNG TRAIN 4, LLC By: [***] Name: [***] Title: [***] Contractor: BECHTEL ENERGY INC. By: [***] Name: [***] Title: [***]

This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Exhibit 10.1 Redacted version ATTACHMENT A SCOPE OF WORK Page 1 of 63 Page 2 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 SCHEDULE A-1 AMENDED AND RESTATED EPC SCOPE OF WORK FOR RIO GRANDE LNG FACILITY TRAIN 4 RG2-NTD-000-PE-SOW-00001 REV DATE REVISION DESCRIPTION ORIGINATOR REVIEWER/ ENDORSER APPROVER 0 05AUG24 Issued for Use [***] [***] [***] Page 3 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Revision Notes and Holds History Revision Description of Changes and Notes A [***] Table of Contents 1.0 INTRODUCTION .................................................................................................................................................... 7 1.1 Project Description ....................................................................................................................................... 7 1.2 Scope of document ........................................................................................................................................ 7 2.0 BASIS FOR EPC EXECUTION ............................................................................................................................. 7 3.0 DEFINITIONS ......................................................................................................................................................... 7 4.0 OWNERS EXECUTION PHILOSOPHY ............................................................................................................ 17 4.1 Project management .................................................................................................................................. 17 4.2 Health, Safety and Security ....................................................................................................................... 17 4.3 Environmental ........................................................................................................................................... 17 4.4 Permitting ................................................................................................................................................... 18 4.5 Quality ........................................................................................................................................................ 18 4.6 Cost and Schedule Balance ....................................................................................................................... 18 4.7 Commercial ................................................................................................................................................ 18 4.8 Engineering ................................................................................................................................................ 18 4.9 Construction Management, Startup and Operations .............................................................................. 18 4.10 Community and Stakeholder Engagement .............................................................................................. 19 4.11 Reporting .................................................................................................................................................... 19 5.0 AGREEMENT REFERENCE DOCUMENT LIST ............................................................................................ 19 6.0 SCOPE OF FACILITIES ...................................................................................................................................... 19 7.0 CONTRACTOR SCOPE OF WORK .................................................................................................................. 21 7.1 Home Office Services ................................................................................................................................. 21 7.2 Supply of Equipment and Materials Required to Construct the Facility .............................................. 21 7.3 Traffic and Logistics Services ................................................................................................................... 22 7.4 Materials Management Services ............................................................................................................... 22 7.5 Subcontracted Services ............................................................................................................................. 22 7.6 Services Required to Construct the Facility ............................................................................................ 22 7.7 Precomissioning and Commissioning Services ........................................................................................ 23 7.8 SIMOPS ..................................................................................................................................................... 23 7.9 Training of Owner Personnel ................................................................................................................... 23 7.10 Assistance to Owner .................................................................................................................................. 23 7.11 Third-party Interfaces ............................................................................................................................... 23 7.12 Facilities for Owner Personnel.................................................................................................................. 24 7.13 Performance Tests ..................................................................................................................................... 24 7.14 Process License Fees .................................................................................................................................. 24 7.15 Record As-Built Drawings and SpecIfications ......................................................................................... 24 7.16 Handover Documentation ......................................................................................................................... 24 Page 4 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 7.17 Information Systems for Owner Use ........................................................................................................ 24 7.18 Exclusions from Contractor’s Scope of Work ......................................................................................... 24 8.0 PROJECT MANAGEMENT AND ADMINISTRATION .................................................................................. 24 9.0 QUALITY ASSURANCE ...................................................................................................................................... 24 10.0 ENGINEERING ..................................................................................................................................................... 25 10.1 General ....................................................................................................................................................... 25 10.2 Specific Tasks by Discipline ...................................................................................................................... 27 11.0 ENGINEERING: THIRD-PARTY CONSULTANTS ........................................................................................ 35 12.0 PROCUREMENT .................................................................................................................................................. 36 12.1 General ....................................................................................................................................................... 36 12.2 Purchasing Procedure ............................................................................................................................... 36 12.3 Requisitions/Purchases .............................................................................................................................. 36 12.4 Expediting and Inspection ......................................................................................................................... 36 12.5 Factory Acceptance Tests .......................................................................................................................... 37 12.6 Supply of Equipment – Tagged Equipment Items .................................................................................. 37 12.7 Supply of Equipment – Bulk Materials .................................................................................................... 37 12.8 Spare Parts ................................................................................................................................................. 38 12.9 Catalysts & Chemicals, Oils & Lubricants .............................................................................................. 38 12.10 Miscellaneous Materials Supply ............................................................................................................... 39 12.11 Traffic and Logistics Services ................................................................................................................... 39 13.0 MATERIALS MANAGEMENT........................................................................................................................... 40 13.1 Home Office Materials Management ....................................................................................................... 40 13.2 Site Materials Management ...................................................................................................................... 40 14.0 SUBCONTRACT SERVICES .............................................................................................................................. 40 14.1 Engineering Design & Consultancy Subcontracts ................................................................................... 40 14.2 Site Construction Subcontracts ................................................................................................................ 40 14.3 Subcontracts during Commissioning, Start-up, and Initial Operation up to Substantial Completion of Train 4 ............................................................................................................................... 40 14.4 Contractor Provided Service Subcontracts ............................................................................................. 41 15.0 CONSTRUCTION ................................................................................................................................................. 41 15.1 General ....................................................................................................................................................... 41 15.2 Construction Scope of Work ..................................................................................................................... 41 15.3 Rules and Regulations ............................................................................................................................... 42 15.4 Community Engagement ........................................................................................................................... 42 15.5 Construction Labor ................................................................................................................................... 42 15.6 Construction Equipment ........................................................................................................................... 43 15.7 Consumable Construction Materials........................................................................................................ 43 15.8 Subcontracts ............................................................................................................................................... 43 15.9 Drainage ..................................................................................................................................................... 43 15.10 NOT USED ................................................................................................................................................. 43 15.11 Site Facilities and Construction Utilities .................................................................................................. 43 15.12 Disposal of Construction Waste ................................................................................................................ 44 15.13 Security ....................................................................................................................................................... 44 15.14 Heavy Lifts ................................................................................................................................................. 45 15.15 Construction Temporary Facilities .......................................................................................................... 46 15.16 Contractor’s Tools and Construction Equipment ................................................................................... 48 15.17 Construction Permits ................................................................................................................................. 48

Page 5 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 16.0 PRE-COMMISSIONING, COMMISSIONING, COMPLETION AND ACCEPTANCE ............................... 48 16.1 General ....................................................................................................................................................... 48 16.2 Commencement of Commissioning and Start-up .................................................................................... 49 16.3 Operator Training ..................................................................................................................................... 49 16.4 Operations Tests ........................................................................................................................................ 49 17.0 SIMULTANEOUS OPERATIONS ...................................................................................................................... 49 18.0 OPERATIONS AND MAINTENANCE MANAGEMENT SYSTEMS AND PROCEDURES ....................... 50 18.1 Asset Integrity Management Systems ...................................................................................................... 50 18.2 Operations Management Procedures ....................................................................................................... 50 18.3 Operations and Maintenance PROCEDURES and Manuals ................................................................. 50 19.0 PREPARATION OF PRECOMMISSIONING, COMMISSIONING, AND INITIAL START- UP PROCEDURES AND MANUALS ................................................................................................................. 51 20.0 CONTRACTOR PROVIDED TRAINING FOR OWNER PERSONNEL ....................................................... 52 20.1 Updating of Operations TrainiNg Simulator ........................................................................................... 52 20.2 Preparation of Training Materials ........................................................................................................... 52 20.3 Preparation of Training Materials for Subcontractor Equipment Packages ........................................ 52 20.4 Training Courses ....................................................................................................................................... 52 20.5 Training Courses for Vendor Equipment Packages ............................................................................... 53 21.0 ASSISTANCE TO OWNER.................................................................................................................................. 53 21.1 Required Submissions to Regulatory Agencies ....................................................................................... 53 21.2 Technical Support to Owner’s Regulatory Services Consultants .......................................................... 53 22.0 THIRD-PARTY INTERFACES ........................................................................................................................... 53 22.1 Feed Gas Supply Interface with Rio Bravo Pipeline ............................................................................... 53 22.2 NOT USED ................................................................................................................................................. 54 22.3 NOT USED ................................................................................................................................................. 54 22.4 NOT USED ................................................................................................................................................. 54 22.5 138 kV Switchyard Interface with AEP (POMPANO) ........................................................................... 54 22.6 NOT USED ................................................................................................................................................. 55 22.7 Temporary fencing and utilities for expansion options ........................................................................... 55 22.8 Brownsville Navigation District Tariff ..................................................................................................... 55 22.9 Environmental Impact Statement Division of Responsibility ................................................................. 56 23.0 FACILITIES FOR OWNER PERSONNEL ........................................................................................................ 56 23.1 Office Accommodation for Owner personnel in Contractor’s Home Office ......................................... 56 23.2 Temporary Facilities Provided at Site by Contractor for Owner’s Project Personnel ......................... 56 24.0 PERFORMANCE GUARANTEES AND PERFORMANCE TESTING .......................................................... 56 25.0 PROCESS LICENSE FEES .................................................................................................................................. 56 26.0 DOCUMENT NUMBERING ................................................................................................................................ 57 27.0 RECORD AS-BUILT DRAWINGS AND SPECIFICATIONS.......................................................................... 57 28.0 HANDOVER DOCUMENTATION ..................................................................................................................... 57 29.0 INFORMATION SYSTEMS FOR OWNER USE .............................................................................................. 57 30.0 EXCLUSIONS FROM CONTRACTOR’S SCOPE OF WORK ....................................................................... 57 31.0 [***]…………………………………………………………………………………………………………………58 APPENDIX A-1: ENVIRONMENTAL IMPACT STATEMENT COMMITMENTS ........................................... 59 Page 6 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 APPENDIX A-2: QUALIFICATIONS (PFCS, TNQS, ADDENDA, AND ALTERNATES) AND ITB DOCUMENTS ................................................................................................................................................ 60 APPENDIX A-3: NOT USED ........................................................................................................................................... 61 APPENDIX A-4: ADDITIONAL WORK OPTION – NOT USED .......................................................................... 62 APPENDIX A-5: TRAIN 4 BASIS - REQUESTS FOR INFORMATION OR DEVIATION ............................... 63 Page 7 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 1.0 INTRODUCTION 1.1 PROJECT DESCRIPTION Contractor shall perform the engineering, procurement, construction, pre-commissioning, commissioning, start-up and testing of a turnkey liquefied natural gas (“LNG”) liquefaction facility and export terminal, consisting of the Train 4 Facility, comprised of one (1) liquefaction unit having a nominal LNG production capacity of approximately [***] million metric tonnes per annum (“mtpa”) and one (1) LNG Storage Tank and associated facilities, for the purpose of liquefying natural gas to form LNG, including feed gas treatment facilities, and all systems and infrastructure, including temporary facilities, from the feed gas pipeline tie-in to the LNG rundown tie-in, and all related appurtenances thereto (the “Facility”) located at the Site; 1.2 SCOPE OF DOCUMENT This document defines the Scope of Work (the “SOW”) to be performed by Contractor during the EPC phase for implementation of the Train 4 Facility. The LNG liquefaction and export terminal will be constructed in several successive phases of development. At full build-out the Full Facility will ultimately be comprised of five (5) LNG liquefaction trains with tie-ins for future expansion of a potential train 6, four (4) LNG storage tanks, two (2) marine loading jetties with associated utilities and infrastructure as further described in the Basis of Design (the “BOD”). 2.0 BASIS FOR EPC EXECUTION Contractor shall develop detailed engineering design for Train 4 and LNG Storage Tank 3, and undertake procurement, construction, commissioning, start-up and initial operation of the Facility in accordance with the BOD, and as defined in the Agreement. The design of Train 4 shall be, to the extent described in Section 6, identical to Trains 1, 2 and 3. Contractor shall design and construct the Facility in compliance with the Agreement, Applicable Law, and Applicable Codes and Standards. 3.0 DEFINITIONS Definitions are provided below. Capitalized terms set forth herein that are not defined will have the meaning as agreed in the Agreement, as applicable. In the event that there is a conflict between the Agreement and this document, the terms and conditions in the Agreement prevail. Term Definition 2D Two-dimensional 3D Three-dimensional Additional Work Option As defined in Section 1 of the Agreement Terms and Conditions AEP 138 kV Electrical Switchyard (also called Pompano Switchyard) Public Utility Electrical Switchyard being installed by others Page 8 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition AGRU Acid Gas Removal Unit AIMS Asset Integrity Management System APCI Air Products and Chemicals, Inc. ASME American Society Mechanical Engineers BASF BASF SE, a German multinational chemical company BND Brownsville Navigation District BOG Boil-off Gas BOM (Bill of Material) List of all required components of an assembly of parts or complete item - usually shown on the drawing CAD Computer-aided design Capital Spare Parts Those capital spare parts listed in Attachment W for use after Substantial Completion which are to be included in the Work and the Contract Price, as further set forth in Section 3.4B of the Agreement Central Control Building or CCB [***] listed in the building list, document number 26251-100-A0X- 0000-00001 (RG-BL-000-CSA-LST-00001) CFD Computational fluid dynamics – computational method (software) used to analyze complex engineering scenarios / systems Change Order A written instrument signed by both Parties after the execution of the Agreement in the form of Schedule D-1, that authorizes an addition to, deletion from, suspension of, or any other modification or adjustment to the requirements of the Agreement, including an addition to, deletion from or suspension of the Work or any modification or adjustment to any Changed Criteria. Owner and Contractor are entitled to a Change Order in accordance with Article 6 of the Agreement CMMS Computerized maintenance management system also sometimes referred to as computerized maintenance management and inspection system (CMMS) CMT Construction management team

Page 9 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Commissioning With respect to the applicable system or subsystem of the Equipment, all activities required subsequent to achieving mechanical completion of such system or subsystem and prior to RFSU, including the introduction of inert gas to oxygen free the systems and subsystems, commencement of the drying out process and tightness tests performed with inert gas at operating pressures, as further set forth in Attachment A and the performance and completion of the activities or the Commissioning checklists agreed to by Owner and Contractor. Commissioning Spare Parts Spare parts for pre-commissioning, Commissioning, testing and start- up activities required to achieve Substantial Completion Common Systems Those portions of the Full Facility that will be utilized by Trains 1 through 4, including, for example, certain utilities, instruments, control systems and piping. The applicable Common Systems will be designed, procured and constructed such that Train 1, Train 2, Train 3 and Train 4 may be operated simultaneously or individually at the design conditions set forth in the Agreement. The Common Systems are set forth in this Attachment A. Construction Equipment The equipment, machinery, temporary structures, scaffolding, materials, tools, supplies and systems, purchased, owned, rented or leased by Contractor or its Subcontractors or Sub-subcontractors for use in accomplishing the Work, but not intended for incorporation into the Facility. Contractor Bechtel Energy Inc. [***] [***] Day A calendar day Drawings The graphic and pictorial documents (in written or electronic format) showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams, which are prepared as a part of and during the performance of the Work. EDMS Electronic data management systems EPC Engineering, Procurement, Construction and Commissioning. EPC Work See “Work” below Equipment All equipment, materials, supplies and systems required for the completion of and incorporation into the Facility. Equipment excludes Construction Equipment. Expanded Facility As defined in Article 1 of the Agreement. Page 10 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Full Facility The full development of the facility consisting of five (5) liquefaction units and associated facilities with an aggregate [***] MTPA export capacity, a future potential liquefaction unit and associated facilities, four (4) LNG Storage Tanks, two (2) marine jetties for ocean-going LNG carriers, one (1) turning basin and LNG tanker truck loading bays. Facility The Train 4 Facility comprised of a turnkey liquefied natural gas (“LNG”) liquefaction facility, consisting of one (1) greenfield liquefaction unit having an nominal LNG production capacity of up to approximately [***] million metric tonnes per annum (“mtpa”) and associated greenfield and brownfield facilities, for the purpose of liquefying natural gas to form LNG, including feed gas treatment facilities, and all systems and infrastructure, including temporary facilities, from the feed gas pipeline tie-in to the LNG rundown tie-in, and all related appurtenances thereto, as further described in the Agreement and attachments. FEED Front End Engineering Design or Basic Engineering FERC Federal Energy Regulatory Commission GECP or Good Engineering and Construction Practices The generally recognized and accepted reasonable and prudent practices, methods, skill, care, techniques and standards employed by the international LNG liquefaction and storage engineering and construction industries with respect to: (i) the engineering, procurement, construction, pre-commissioning, Commissioning, testing and start-up of natural gas liquefaction and storage facilities of similar size and type as the Facility and in accordance with Applicable Codes and Standards and Applicable Law; (ii) personnel and facility safety and environmental protection; (iii) efficient scheduling of the Work; and (iv) the reliability and availability of the Facility under the operating conditions reasonably expected at the Site, as specified in this Attachment A. Governmental Instrumentality Any federal, state or local department, office, instrumentality, agency, authority, board or commission having jurisdiction over a Party or any portion of the Work, the Facility or the Site. HAZID Hazard identification HAZOP Hazard and Operability Study ICSS Integrated Control and Safety System Industrial Cyber Security System Software used to mitigate cyber threats and attacks. Page 11 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition IT Information technology Marine Facilities The marine facilities as detailed in 26251-100-3DR-R04F-00001 (RG-BL-000-MAR-BOD-00001). Material Selection Diagrams Drawing which shows material selection information and Specification. MCHE Main Cryogenic Heat Exchanger Minimum Acceptance Criteria The minimum acceptance criteria specified in Attachment T. NDT Non-destructive testing OREDA Offshore and onshore reliability data. Party or Parties Rio Grande LNG Train 4, LLC a limited liability company organized under the laws of Delaware, and/or Bechtel Energy Inc., a corporation organized under the laws of Delaware, as the circumstance requires. Performance Guarantees The performance guarantees specified in the Agreement. Performance Tests Those tests performed by Contractor to determine whether the Facility meets the Performance Guarantees and Minimum Acceptance Criteria, which tests shall be set forth in Attachment S and, to the extent not specified therein, as developed in accordance with Section 11.3 of the Agreement. Permanent Buildings Permanent Buildings shall mean those buildings listed in Buildings List 26251-100-A0X-0000-00001 (RG-BL-000-CSA-LST-00001) referenced in the BOD. There is no scope for Permanent Buildings. Permit Any valid waiver, certificate, approval, consent, license, exemption, variance, franchise, permit, authorization or similar order or authorization from any Governmental Instrumentality required to be obtained or maintained in connection with the Facility, the Site or the Work. Person Any individual, company, joint venture, corporation, partnership, association, joint stock company, limited liability company, trust, estate, unincorporated organization, Governmental Instrumentality or other entity having legal capacity. Phase 1 Facilities As defined in Section 1 of the Agreement Terms and Conditions Plant Means the same as “Facility” Page 12 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Project The engineering, design, procurement, manufacturing, fabrication, assembly, transportation and delivery of Equipment, construction, pre-commissioning, Commissioning, testing and start-up of the Facility and all other Work required to be performed under the Agreement. Project Philosophies Engineering design documents defining the engineering and design philosophies to be embodied in the design engineering, construction and operating requirements for the facilities developed under Phase 1 EPC Agreements, prior to Amended and Restated Execution Date and listed in Attachment A, Schedule A-2 Appendix 5. Project Requirements The Applicable Codes and Standards, Project Philosophies, and Specifications as described in the BOD. Project Specification for Noise Control of General Equipment The specification that describes the requirements for noise control for the Facility. Punchlist Those finishing items required to complete the Work, the completion of which shall not interrupt, disrupt or interfere with the safe and reliable operation or use of all or any part of the Facility as contemplated by the Agreement, as more fully described in Section 11.6 of the Agreement. Quality Management System (QMS) Integrated suite of quality assurance plans, procedures and working practices aimed at delivering Project quality. RAM Reliability, Availability and Maintainability Ready for Feed Gas Introduction or RFFGI With respect to Train 4, that all of the following have occurred: (i) Contractor has commissioned the systems and subsystems for RFFGI of Equipment for such Train and completed the activities necessary to support the introduction of hydrocarbons, including the utility and process systems, safeguarding and shutdown systems have been pre- commissioned, commissioned and integrity verified, all as set forth in greater detail in Attachment A and Attachment M; (ii) such Train is ready for acceptance of natural gas feed; (iii) Contractor has provided the required documents for FERC approval; and (iv) Contractor has delivered to Owner a RFFGI Certificate in the form of Schedule L-1 and Owner has accepted such certificate by signing such certificate.

Page 13 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Ready for Start-up or RFSU With respect to Train 4, that all of the following have occurred: (i) Contractor has achieved and maintained Ready for Feed Gas Introduction for Train 4; (ii) all activities necessary to support the introduction of hydrocarbons, including all utility and process utility, safeguarding and shutdown systems have been pre-commissioned, commissioned and integrity verified; (iii) Commissioning is complete, cool down can commence for Train 4, and Train 4 is ready for startup and acceptance of feed gas; (iv) Equipment vendor representatives and other specialist Subcontractors required to support RFSU and early operations are mobilized at the Site; (v) Contractor has delivered to Owner a RFSU Certificate in the form of Schedule L- 3 and Owner has accepted such certificate by signing such certificate; and (vi) performance by Contractor of all other obligations required under the Agreement for RFSU of Train 4. Ready to Load First Cargo or RLFC With respect to Train 4, that all of the following have occurred: (i) Contractor has achieved and maintained RFSU for Train 4; (ii) the LNG Storage Tank has been successfully cooled down and is operating normally with LNG stored in such tank; (iii) Train 4 has liquefied natural gas into LNG meeting all specifications and requirements of this Agreement (other than the Minimum Acceptance Criteria and Performance Guarantees) and successfully transferred and stored such LNG into the LNG Storage Tank; (iv) all LNG loading and unloading lines (and equipment and systems related thereto) constructed under this Agreement have been cooled down and filled with LNG while remaining at cryogenic temperatures; (v) Contractor has delivered to Owner an RLFC Certificate for Train 4 in the form of Schedule L-4 and Owner has accepted such certificate by signing such certificate; and (vi) performance by Contractor of all other obligations required under this Agreement for RLFC of Train 4. Record As-Built Drawings and Specifications Final, record Drawings and Specifications of the Facility showing the “as-built” conditions of the completed Facility in accordance with Attachment B, Schedule B-1 Rio Bravo Pipeline custody transfer battery limit metering station Rio Bravo Pipeline receiving Project comprising Pipeline Receivers, Separators, Metering, and HIPPS, to be supplied and constructed by others. SEAMS Safety and environmental action management system SIL Safety integrity level Site Those parcels of land where the Facility shall be located, as shown in greater detail in Attachment Z. For the avoidance of doubt, the Site does not include any restricted areas designated in Attachment Z. Page 14 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Spare Parts Commissioning spare parts, Capital Spare Parts and Operating Spare Parts Specifications Those documents consisting of the written requirements for Equipment, standards and workmanship for the Work and performance of related services, which are prepared as a part of and during the performance of the Work. Subcontract An agreement by Contractor with a Subcontractor for the performance of any portion of the Work. Subcontractor Any Person (other than an Affiliate of Contractor), including an Equipment supplier or vendor, who has a direct contract with Contractor to manufacture or supply Equipment which is a portion of the Work, to lease Construction Equipment to Contractor in connection with the Work, to perform a portion of the Work or to otherwise furnish labor or materials. Sub-subcontractor Any Person (other than an Affiliate of Contractor), including an Equipment supplier or vendor, who has a direct or indirect contract with a Subcontractor or another Sub-subcontractor to manufacture or supply Equipment which comprises a portion of the Work, to perform a portion of the Work or to otherwise furnish labor, materials or equipment (including Equipment). Page 15 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Substantial Completion or SC That all of the following have occurred with respect to Train 4: (i) RFFGI has been achieved for Train 4; (ii) RFSU has been achieved for Train 4; (iii) RLFC has been achieved for Train 4; (iv) all Minimum Acceptance Criteria have been achieved; (v) in the case that all Performance Guarantees have not been achieved, Owner has accepted (such acceptance not to be unreasonably withheld) Contractor’s corrective work plan, and Contractor has turned over the Train pursuant to Section 11.5A of the Agreement; (vi) Contractor and Owner have agreed upon a list of Punchlist items as set forth in Section 11.6 of the Agreement; (vii) any Delay Liquidated Damages due and owing have been paid to Owner in accordance with Section 13.2 of the Agreement; (viii) the entire Work related to Train 4 (including training and the delivery of all documentation, manuals and instruction books necessary for safe and proper operation) has been completed, except for Punchlist items, in accordance with the requirements and Specifications of the Agreement; (ix) Contractor has delivered to Owner all Capital Spare Parts for Train 4 in accordance with Section 3.4B of the Agreement; (x) Contractor has delivered to Owner the applicable Substantial Completion Certificate in the form of Schedule L-5 and as required under Section 11.3 of the Agreement and Owner has accepted such certificate by signing such certificate; (xi) Train 4 is available for commercial operation in accordance with the requirements of the Agreement, and with respect to Substantial Completion of Train 4, Train 4 has been integrated with Phase 1 Facilities; (xii) Contractor has obtained all Permits required to be obtained by Contractor under the Agreement; and (xiii) Contractor has delivered to Owner a fully executed Interim Lien and Claim Waiver in the form of Schedules K-1 and K-2, fully executed Interim Lien and Claim Waivers from all Major Subcontractors in the form of Schedules K-3 and K-4 and, if requested by Owner, fully executed Interim Lien and Claim Waivers from all Major Sub- subcontractors substantially in the form of Schedules K-3 and K-4, covering all Work up to the date of Substantial Completion. TBE Technical bid evaluation Train 1 The first phase of the Work to be designed, procured, constructed, pre-commissioned, Commissioned, started up and tested for the Facility, including a nominal [***] mtpa natural gas liquefaction unit (net LNG in tanks, in holding mode), a comparably-sized natural gas pretreatment unit, LNG Storage Tank 1 and Tank 2, an LNG loading dock and marine structures capable of berthing and loading LNG Tankers with capacities from [***] m3 to [***] m3, the Common Systems necessary to operate Train 1, the control room and other systems. Page 16 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Term Definition Train 2 The second phase of the Work to be designed, procured, constructed, pre-commissioned, Commissioned, started up and tested for the Facility, including a nominal [***] mtpa natural gas liquefaction unit (net LNG in tanks, in holding mode), a comparably-sized natural gas pre-treatment unit, the Common Systems necessary to operate Train 2 (but not needed for Train 1) and other systems. Train 3 The third phase of the Work to be designed, procured, constructed, pre-commissioned, Commissioned, started up and tested for the Facility, including a nominal [***] mtpa natural gas liquefaction unit (net LNG in tanks, in holding mode), a comparably-sized natural gas pre-treatment unit, the Common Systems necessary to operate Train 3 (but not needed for Train 1 or Train 2) and other systems. Train 4 The fourth phase of the Work to be designed, procured, constructed, pre-commissioned, Commissioned, started up and tested for the Facility, including a nominal [***] mtpa natural gas liquefaction unit (net LNG in tanks, in holding mode), a comparably-sized natural gas pre-treatment unit, LNG Storage Tank 3 the Common Systems necessary to operate Train 4 (but not needed for Phase 1 Facilities). Unit An individual, and complete process component which is regarded as a single entity, but which can also form an individual component of a larger, more complex system. UPS Uninterrupted Power Supply WHRU Waste Heat Recovery Unit Work All obligations, duties and responsibilities required of Contractor pursuant to the Agreement, including all Equipment, Construction Equipment, spare parts, procurement, engineering, design, fabrication, erection, installation, manufacture, delivery, transportation, storage, construction, workmanship, labor, pre- commissioning, Commissioning, inspection, training, Performance Tests, other tests, start-up and any other services, work or things furnished or used or required to be furnished or used, by Contractor in the performance of the Agreement, including that set forth in Attachment A and Section 3.1A of the Agreement and any Corrective Work. For the avoidance of doubt, the Work shall include the Train 4 Work. (W)PQR (Weld) Procedure Qualification Record WPS Weld Procedure Specification

Page 17 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 4.0 OWNERS EXECUTION PHILOSOPHY Key philosophies and guiding principles that Owner strives to adopt for the Project are discussed in this section. 4.1 PROJECT MANAGEMENT • Contractor and Owner shall work together in an open, transparent, and cooperative manner in the interest of the Project to deliver a Project that is successful for both Parties; • Contractor and Owner shall work together to minimize risk exposure for both Parties; • Owner’s Project team shall be structured on a lean, fit- for-purpose basis, applying spot checks in witness points and selective audits. It shall be structured to engage with the Contractor’s team in an efficient manner; • Contractor shall submit to Owner a Project Execution Plan which details their organization structure (e.g. sole execution or joint venture, construction management team / Subcontractor), number and location of operating centers, and modular versus stick-built erection; • After the Amended and Restated Execution Date of the Agreement, the Owner and its advisors as well as representatives from Owner’s insurers and Lenders, have the right to access all areas in the operating centers (home office, fabrication facilities and Site) where Work is under control or being performed by Contractor without obtaining Contractor’s permission. As such those accessing shall comply with prevailing safety and security regulations; and • Contractor shall turn over specified Drawings, Specifications and other design documents, construction documents and databases, that are to be delivered to Owner, including the 3D model, in native format as part of the Facility turnover. 4.2 HEALTH, SAFETY AND SECURITY • Contractor shall comply with all obligations found in the Agreement, as well as local safety regulations for all operating centers (home office, engineering centers, fabrication facilities and Site) as a minimum; • Contractor shall supply Owner with a copy of their HSSE philosophies and derived policies; • Contractor shall update their most recent OSHA 300 Safety Logs covering the last 3 years prior to bid submission; • All Project related safety statistics shall be included in the Contractor’s weekly and monthly reports; • Contractor shall conduct safety audits during the life of the Project and provide summaries of the results to Owner; • Design and construction method selections shall incorporate related safety aspects; • Owner shall be invited to be an active participant in all safety audits and shall be involved in all incident investigations with appropriate provisions are made to preserve applicable legal privileges; • The design shall take into consideration ergonomics; and • SIMOPS requirements to be addressed. 4.3 ENVIRONMENTAL • Contractor shall demonstrate compliance with all environmental requirements for air, water and noise emissions and select engineering, construction and logistics solutions that minimize the impact on the environment and surrounding infrastructure as far as practical, and within the limits as stipulated in the Permits; and Page 18 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Contractor shall have a well-developed environmental management plan with execution strategies for dealing with emergency and adverse weather events. 4.4 PERMITTING • Contractor shall support all Permit filings as required. 4.5 QUALITY • Contractor shall provide for Owner’s review an external audit schedule within [***] ([***]) Days of NTP. • Owner shall have access to review external & internal quality audit non-compliances and close-out actions, except those that have a commercial nature. 4.6 COST AND SCHEDULE BALANCE • Contractor shall propose an execution plan which provides optimal overall cost given schedule constraints. 4.7 COMMERCIAL • To the extent commercially practical Contractor shall make full use of framework agreements, master service agreements and master purchase agreements put in place by Owner; 4.8 ENGINEERING • Parties shall strive to minimize change to the Project after the Amended and Restated Execution Date. The ultimate goal shall be to limit changes to those required by regulations or changes in legislation. Contractor shall utilize an efficient and robust change management process for the benefit of both Parties. This shall also ease the processing of detailed work packages and change management with FERC; • Owner shall have ongoing access to EPC design and construction records for review purposes through the Contractor’s electronic data management system; • Design shall comply with codes, standards and Applicable Law; • GECP level of plant automation and state-of-the-art plant condition monitoring, to support a lean operations and maintenance Owner’s team; • GECP level of overall Facility availability; • Design considerations include: ability to construct, commission, test, operate and maintain the Facility in a safe and efficient manner; and • Equipment design and selection shall respect the desire to avoid excessive maintenance. Owner desires Contractor to include in the selection the life-cycle cost. 4.9 CONSTRUCTION MANAGEMENT, STARTUP AND OPERATIONS • In addition to the design, engineering and construction of the Facility, Contractor shall be expected to start-up, maintain and operate the Facility through SC of Train 4. Activities include: 1. Preparation of training, maintenance and operations manuals; 2. Training of Owner operations and maintenance personnel; 3. Supervision of Owners operations and maintenance personnel; 4. Commissioning; 5. Start-up; Page 19 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 6. Initial operations; 7. Performance Tests and operations tests; 8. Maintenance and upkeep of the Site and Facility until SC is achieved; and 9. Loading of Equipment and plant data, inclusive of baseline readings, into applicable plant integrity and maintenance management systems in time to work with these support systems from Ready for Start Up (“RFSU”). • Owner shall have the right to occupy and make use of the permanent buildings at an agreed upon time with Contractor in advance of SC of Train 4. 4.10 COMMUNITY AND STAKEHOLDER ENGAGEMENT • Contractor shall implement a community engagement program which takes into consideration active participation of the local vendors and contractors; and • Contractor shall work together with Owner in local and regional stake holder interactions. 4.11 REPORTING • Contractor shall provide, but not limited to the below, reports subject to those defined within the Agreement executed between Owner and Contractor; • Contractor shall inform Owner and provide copies of any communications with applicable Governmental Instrumentalities; • Contractor shall supply all required information to support Owner tax-related filings; and • Contractor shall submit comprehensive and transparent progress reports. 5.0 AGREEMENT REFERENCE DOCUMENT LIST The Agreement will have three sets of reference documents: • Documents listed in the BOD, Appendix 5, and • A complete set of documents referenced in the Master Document Register Phase II RG2-BL-000- DM-MDR-00001 rev. 004 (26632-100-GMX-GAM-00001 rev. 004). • Documents listed in the Scope of Work, Appendix A-2. 6.0 SCOPE OF FACILITIES Train 4 is an identical copy of Train 3 LNG liquefaction and pre-treatment facilities, and ties into a common NG supply, LNG and condensate run-down lines, and is connected to extended utilities distribution and process control. The scope includes amongst others: • Natural gas pretreatment units, including: • Acid gas removal unit (including H2S scavenging & Hg removal), ([***]), The specification of treated gas exiting the Acid gas removal Unit shall be pursuant to the BOD and the Process Design Basis, • Dehydration unit ([***]), The specification of treated gas exiting the Dehydration Unit shall be pursuant to the BOD and the Process Design Basis, • HRU, ([***]); and the specification of treated gas exiting the HRU unit shall be as per the BOD and Process Design Basis. Page 20 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Natural gas liquefaction unit, including: • Refrigeration, ([***]); • Compressor string A, ([***]); • Compressor string B, ([***]); and • Liquefaction, ([***]) • Additional detail: • Train 4 North Substation • Train 4 LER • Train 4 South Substation • Train 4 ASDS Substation 1 • Train 4 ASDS Substation 2 • Train 4 Re-compressor ASDS Substation • LNG Storage Tank 3 with in-tank pumps and associated equipment, ([***]) which will be a replicated copy of LNG Storage Tank 1 • Common Systems and infrastructure Equipment required for the operation of Train 4 but not required for the operation of Phase 1 Facilities, as indicated in Major Equipment List, [***], such as • Feed gas supply line from the tie-in location specified during Phase I that originated from the Rio Bravo custody metering station to LNG Train 4 battery limit valve, ([***]). Line carries tie-in provisions to also feed a future train 5 and potential future train 6 (including provisions for Common Systems tie-ins to future trains expansion without disrupting operations). • AGRU oxidizer same as design in Train 3 (treatment of condensate storage vapor returns is not required); • Extended electrical power distribution, ICSS, and Telecoms network, inclusive CCB added Equipment; • Fire water and utilities distribution extensions; • Roads and paving to serve the Train 4 area. • Train 4 LNG rundown to tie-in to Train 3 LNG rundown line south of Train 3 • LNG Train 4 Underground Works • Temporary Facilities required for construction and initial operation of the facilities. • Tie-in of Train 4 roads to Site roads, • Train 4 Surface water drainage systems segregated by source, or potential contamination; • Effluent water collection, [***] (primary treatment only – including First Flush Basins for Train 4); • Common Systems and infrastructure required for the operation of Train 4, including: • Boil-off gas compression facilities for Train 4 and LNG Storage Tank 3 with compressors and associated equipment installed and ready for operation at RFSU Train 4, ([***]), • Tie-ins to Amine storage and Hot Oil storage • Tie-ins to Refrigerant storage; • Ground Flare system, including:  Wet and Dry Gas Ground Flare Box 3, ([***], Wet Gas Flare KO Drum, [***], and Dry Gas Flare KO Drum, [***], and Dry Liquid Blow Vessel, [***], and associated Equipment),  Any facilities common to the above, • Utility Systems, including the following:

Page 21 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001  Essential Power Generation Systems including the following:  Essential power generator, ([***]) (one additional unit for Train 4)  Essential Power Distribution to Train 4 users  Water Storage and Water Supply Systems, comprising the following:  Tie-in to Fresh water system and one additional distribution pump, ([***]);  Tie-in to Drinking water system, ([***]);  Tie-in to Demineralized water system, replicated demineralized water generation unit and one additional distribution pump, ([***]);  Tie-in to and extension of Firewater, firefighting and safety systems  New Plant air and Instrument air generation area with new distribution headers installed in Phase I piperack(s). New distribution header will be utilized for Train 4 and future trains. The Plant air and Instrument air generating Equipment and area design are replicated from Phase I area and Equipment, ([***]);  New Nitrogen generation unit (replicated from the Phase I design) utilizing the Phase I distribution headers with tie-in to Nitrogen distribution system, ([***]);  Tie-in to Fuel gas system, ([***]);  Electric power distribution and lighting systems serving Train 4, and LNG Storage Tank areas including tie-in to Main Intake Station 2. • Common infrastructure for the Facility, including:  Main Intake Station 2, [***] for Train 4, and Expanded Facility including a potential future train 6  Local equipment room LER 11 for the Phase II BOG area  Tie-ins to Condensate storage from production in train 5 and one additional condensate tank vent blower. 7.0 CONTRACTOR SCOPE OF WORK Contractor shall perform the Work described in this SOW in accordance with the requirements of the Agreement. 7.1 HOME OFFICE SERVICES Contractor shall include but not be limited to providing the following home office services: • Project Management and Administration (Refer to Section 8 of this SOW); • Quality Assurance (Refer to Section 9 of this SOW); • Engineering (Refer to Section 10 of this SOW); • Engineering by specialist third-party consultants required to support and/or validate Contractor’s engineering design (Refer to Section 11 of this SOW); and • Procurement (Refer to Section 12 of this SOW). 7.2 SUPPLY OF EQUIPMENT AND MATERIALS REQUIRED TO CONSTRUCT THE FACILITY Contractor shall include but not be limited to supplying Equipment required to construct the Facility, including the following: • All tagged Equipment (Refer to Section 12.6 of this SOW); • Bulk material items to be incorporated as part of the permanent works (Refer to Section 12.7 of this SOW); Page 22 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Spare parts (Refer to Section 12.8 of this SOW); • Catalysts and chemicals (Refer to Section 12.9.1 of this SOW); • Oils and lubricants (Refer to Section 12.9.2 of this SOW); • Furnishings, fittings and special Equipment for installation within Facility buildings (Refer to Section 12.10.1 of this SOW); • Portable firefighting and miscellaneous safety Equipment (Refer to Section 12.10.3 of this SOW); and • Plant mobile Equipment (Refer to Section 12.10.4 of this SOW). 7.3 TRAFFIC AND LOGISTICS SERVICES Contractor shall include but not be limited to providing the traffic and logistic services defined in Section 12.11 of this SOW. 7.4 MATERIALS MANAGEMENT SERVICES Contractor shall include but not be limited to providing the materials management services defined in Section 13 of this SOW. 7.5 SUBCONTRACTED SERVICES Contractor shall include but not be limited to providing the subcontracted services defined in Section 14 of this SOW. 7.6 SERVICES REQUIRED TO CONSTRUCT THE FACILITY Contractor shall include but not be limited to providing the construction services required to construct the Facility listed in Section 6 of this SOW. • General (Refer to Section 15.1 of this SOW); • Summary construction scope of work (Refer to Section 15.2 of this SOW); • Rules & regulations (Refer to Section 15.3 of this SOW); • Community awareness (Refer to Section 15.4 of this SOW); • Construction direct labor (Refer to Section 15.5 of this SOW); • Provision of construction plant and equipment required to build the facilities (Refer to Section 15.6 of this SOW); • Supply of the construction consumables (Refer to Section 15.7 of this SOW); • Subcontracts for the supply and erection of Equipment and materials forming part of the Project (Refer to Section 15.8 of this SOW); • Supply of the construction utilities, including fresh water supply and construction power supply: (Refer to Section 15.11 of this SOW); • Sewage disposal (Refer to Section 15.11 of this SOW); • Waste material handling and disposal (Refer to Section 15.12 of this SOW); • Provision of Site security (Refer to Section 15.13 of this SOW); • Provision of heavy lift equipment (Refer to Section 15.14 of this SOW); • Temporary facilities required to support construction and Commissioning of the facilities (Refer to Section 15.15 of this SOW); • Provision of Construction Equipment (Refer to Section 15.16 of this SOW); and • Provision of Contractor’s construction permits (Refer to Section 15.17 of this SOW). Page 23 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 7.7 PRECOMISSIONING AND COMMISSIONING SERVICES Contractor shall include but not be limited to providing pre-commissioning and Commissioning services as follows: • General (Refer to Section 16.1 of this SOW); • Commencement of Commissioning and start-up (Refer to Section 16.2 of this SOW); • Performance Tests to demonstrate that the facilities meet the Performance Guarantees and Minimum Acceptance Criteria. Performance Tests shall be carried out in accordance with the requirements stated in the Agreement; • Preparation of operations management procedures (Refer to Section 18.2 of this SOW); • Preparation of Site security procedures (Refer to Section 15.13 of this SOW); • Preparation of maintenance procedures (Refer to Section 18.3.1 of this SOW); • Preparation of statutory maintenance and inspection procedures (Refer to Section 18.3.2 of this SOW); • Preparation of pre-commissioning and Commissioning instructions (Refer to Section 19.0 of this SOW); • Preparation of start-up, operations and shut-down materials (Refer to Section 19.0 of this SOW); and • Preparation of operation and maintenance procedures (Refer to Section 19.0 of this SOW). 7.8 SIMOPS Contractor shall ensure simultaneous operations provisions (Refer to Section 17 of this SOW). The overall design philosophy shall include the provision of tie-ins to allow expansion of the Expanded Facility without the need for extensive and complete shutdowns of operations. 7.9 TRAINING OF OWNER PERSONNEL Contractor shall include but not be limited to provide training for Owner personnel as detailed in Section 20 of this SOW. 7.10 ASSISTANCE TO OWNER Contractor shall include, but not be limited to, the following assistance to Owner: • Input for regulatory submissions by the Owner (Refer to Section 21.1 of this SOW); and • Technical support for Owner’s regulatory consultants (Refer to Section 21.2 of this SOW) • Home office services for spare parts with reference to the Spares Philosophy which contains estimated lists. • Labor statistics on extent of actual local content to allow Owner to interact with Cameron County on property tax and possible rebates. • Contractor is to include in its Monthly Progress Reports the local labor content percentage as of the reporting period in the applicable month for the Project through the latest reporting period. [***]. 7.11 THIRD-PARTY INTERFACES Contractor shall include but not be limited to work with respect to Project third-party interfaces as described in Section 22 of this SOW. Page 24 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 7.12 FACILITIES FOR OWNER PERSONNEL Contractor shall include but not be limited to providing the following facilities for Owner’s personnel: • Office accommodations for Owner personnel in Contractor’s home office (Refer to Section 23.1 of this SOW); and • Office accommodations for Owner personnel at Site (Refer to Section 23.2 of this SOW). 7.13 PERFORMANCE TESTS Contractor shall undertake performance testing of the completed facilities as detailed in Section 24 of this SOW. 7.14 PROCESS LICENSE FEES Contractor shall include the cost of third-party process license fees as detailed in Section 25 of this SOW. 7.15 RECORD AS-BUILT DRAWINGS AND SPECIFICATIONS Contractor shall update Drawings and Specifications to Record As-Built status as indicated under Section 27 of this SOW. 7.16 HANDOVER DOCUMENTATION Contractor shall provide documentation as described in Section 28 of this SOW. 7.17 INFORMATION SYSTEMS FOR OWNER USE Contractor shall specify and set up information software systems for Owner’s use following handover as described under Section 29 of this SOW. 7.18 EXCLUSIONS FROM CONTRACTOR’S SCOPE OF WORK Exclusions from Contractor’s SOW are listed under Section 30. 8.0 PROJECT MANAGEMENT AND ADMINISTRATION Contractor shall assign a qualified and experienced Project management team for effective control and coordination of all aspects of Project execution throughout all phases of EPC execution through to contract closeout. Contractor shall maintain a Project-specific EPC Project Execution Plan. The EPC Project Execution Plan shall be a comprehensive project management document that describes the overall execution strategy for the Project; establishes the methods by which the Contractor executes, monitors, and controls the Project; and consolidates the integration of a number of discrete function specific execution plans created for managing all elements of the Project execution. [***]. 9.0 QUALITY ASSURANCE Contractor shall prepare and implement a Project-specific quality plan approved by Owner. The Plan shall define the Quality Assurance (QA) and Quality Control (QC) services that will be carried out by Contractor during the Engineering, Procurement and Construction (EPC) phase of the Project to design,

Page 25 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 build, commission and start-up a safe, legally complaint, repeatable, and fully functional Facility. The quality plan will comply with the requirements for a quality plan stated in the Agreement. Contractor shall: • Require that Subcontractors and Sub-Subcontractors comply with the quality requirements in the Agreement, and develop their own quality plans that meet the intent of the requirements in the Contractor’s Quality Plan; • Operate a quality management system throughout execution of the Project; • Appoint a dedicated management representative, with responsibility for ensuring that the quality management system is maintained and implemented; • Organize and facilitate Quality Workshops for the project team. Owner will be invited to attend these workshops. • Undertake quality surveillance activities and audits associated with engineering, procurement and construction in accordance with the Agreement. • Include in the overall Project Quality Plan the execution of two (independent) joint PEER reviews, each lasting 1 to 2 weeks and attended by senior staff not directly involved in the project. These shall cover: • Detailed design & engineering close-out review when progress beyond 80%; • Pre-operations readiness review, between MC and prior to RFSU, to a) check proper close-out on plant changes, b) spot check as-built plant line-up, c) check available documentation to safely start-up the Plant, and d) level of integration and training of the joint commissioning team; • [***]. The Project quality plan shall identify a program of quality audits to be performed. Owner will be given notification of the scope and date of planned quality audits specified in the Project quality plan to enable Owner’s participation in non-commercial quality audits as an observer. The quality auditing will cover key Contractor Project activities, including the activities of Major Subcontractors and Major Sub- subcontractors. If a noncompliance is identified during a quality audit, Contractor shall inform Owner on the corrective action to be taken, report status updates, and inform when the corrective action is closed out, as part of monthly progress reporting. Where the Contractor performs ad-hoc non- commercial internal quality audits without invitation to the Owner, then any corrective actions and follow-up will be shared with Owner, as part of monthly progress reporting. 10.0 ENGINEERING 10.1 GENERAL Contractor shall perform engineering necessary to define the technical requirements for the Facility listed under Section 6 of this SOW to the extent necessary for the procurement of Equipment, including bulk materials and consumables necessary to construct the Facility, and to safely construct, commission, start-up, and operate the facilities. Technical requirements shall be in accordance with the requirements defined within the BOD and the Project Drawings and Specifications referenced therein plus the documents identified in Section 5.0 (Agreement Reference Document List) to this EPC Scope of Work. Page 26 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor’s engineering services shall comprise the following: a. Any FEED-identified actions to be performed as part of the Work, e.g., HAZOP recommendations, SEAMS actions, etc. b. Contractor shall prepare engineering Drawings and Specifications or other documentation necessary to safely construct, commission, start-up, and operate the Facility. c. EPC-specific HAZOP and LOPA workshops for new P&IDs and MOC reviews for revised P&IDs with any items of non-conformance with Project codes, standards, philosophies, and specifications that are identified as being required to be implemented by Contractor; d. Preparation of material take-offs listing bulk materials required to construct the permanent works; e. Preparation of material requisitions for the procurement of Equipment, bulk materials and consumables required for the Work; f. Review and evaluation of Subcontractor quotations received, bid conditioning, and technical recommendation for award; g. Review and approval of Subcontractor documentation to ensure compliance with Project Specifications; h. Performance of design reviews such that the integrity, maintainability, operability and constructability are addressed by Contractor’s engineering in accordance with the Agreement; i. Provision of technical assistance to Owner, as listed under Section 21 of this SOW; j. Witnessing of Equipment and materials testing, and Subcontractor performance tests where required based on criticality rating and purchase order requirements; k. Recommendations for Operating Spare Parts for Owner, as listed under Section 12.8 of this SOW; Operating spare parts exclude the Capital Spare Parts notionally listed in the Spares Philosophy. l. Preparation of Record As-Built Drawings and Specifications, as listed under Section 27 of this SOW; m. Preparation of handover documentation, as specified under Section 28 of this SOW and in accordance with the Agreement; n. Preparation of technical documentation packages for review and approval by Governmental Instrumentalities when required to obtain necessary Permits for the Work, as listed under Section 21.1 of this SOW; o. Contractor shall incorporate the latest OSHA design requirements into the Facility. This includes, for example, OSHA-required changes in handrail design; and p. Contractor shall only conduct 3D model reviews (30%, 50% and 90%) with Owner for Train 4 scope within the common facilities including consideration of the adjacent areas to Train 4 scope within the common facilities and all areas which may be affected by the inclusion of Train 4 scope within the common facilities. q. Any other activity identified by Contractor required to perform the Work to deliver the Project. Contractor shall enter into and administer (i) process licenses and (ii) technical services Subcontracts with process licensors APCI, BASF and [***] for the LNG liquefaction, carbon dioxide removal, and HRU, respectively. Contractor will implement a safety in design program for the detailed design of the Facility to ensure that the engineering and design developed by the Contractor integrates elements of hazard identification and risk assessment methods to select design solutions and details that reduce risks of injury from Page 27 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 construction through operations and maintenance to a level that is as low as reasonably practical. This program is applicable to all engineering disciplines and to all aspects of the Work and is available to the Owner for review. This safety in design program also encompasses ergonomic reviews to ensure operability is duly considered (including operability Model reviews). 10.2 SPECIFIC TASKS BY DISCIPLINE Contractor shall, in addition to preparation of engineering deliverables, perform the following discipline specific engineering tasks, where required to address design aspects of Train 4 not duplicated from Phase 1 Facilities. 10.2.1 Process Engineering Contractor shall prepare process engineering deliverables and documentation. Contractor process engineering activities shall, in addition to the above, comprise the following: 1. Contractor shall obtain and incorporate into the engineering design for the LNG liquefaction Unit necessary engineering information from APCI. 2. Contractor shall obtain and incorporate into the engineering design for the acid gas removal Unit necessary engineering information from BASF. 3. Contractor shall obtain and incorporate into the engineering design for the HRU Unit necessary engineering information from [***]. 4. Dynamic Simulation Contractor shall prepare a number of discrete process dynamic simulations to model system performance for the following critical areas of the process system design: 1. MR compressor simulation 2. PR compressor simulation 3. BOG compressor simulation 4. Regen compressor simulation For each of the above Contractor shall perform the following: a. Anti-surge system study b. Start-up study (including whether there is a necessity for suction de-superheater for the propane compressors during start-up of second compressor string with first compressor string operating) c. Blocked outlet scenario study (compressor flare load study) d. Control scheme validation study Surge analysis of rundown lines (LNG Train to LNG Storage Tank) Process engineering shall include verification of tie-ins between Train 4 and Phase 1 Facilities. Contractor shall include control logic and equipment design details based on the Equipment selected. The purpose of the dynamic simulations is to prove the satisfactory operation of the subject Equipment concerned over the range of operations specified by the BOD. A report on the simulation findings shall be made available to Owner. Page 28 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 5. LNG Production Model Contractor shall develop and maintain an LNG production model that will be used to forecast LNG production based on the range of constraints defined in the BOD. The model will be updated to reflect the latest P&ID issue and incorporate relevant final vendor data. Contractors projections for LNG production shall be made available to Owner. In detailed design Contractor shall clearly identify Equipment and system bottlenecks in the LNG train to ensure that the upper and lower limits of safe operating envelopes are well defined prior to Train 4 reaching mechanical completion, and well defined in the operating instructions. Contractor shall also verify that under extreme temperatures, i.e. between 99.9% exceedance and 0.1% exceedance, LNG production is not interrupted. If in the design development it is discovered there are some select bottlenecks that can readily be removed to allow for example full utilization of available power to the liquefaction process, then such proposed change(s) shall be discussed with Owner. 6. Condensate Backflow During detailed design, Contractor shall ensure backflow is not possible from the condensate header into the Train 4. 10.2.2 Materials Design Technology Contractor shall prepare material design technology deliverables and documentation. Contractor material design technology activities shall, in addition to the above, comprise the following: 1. Welding Contractor shall prepare Welding Procedure Specifications (WPS) for all relevant combinations of material, material thickness and size of material to be welded, including requirements for pre- and post-weld heat treatment if applicable. The Specifications shall include requirements for weld procedure qualification and welding operator qualifications. Contractor shall prepare Specifications to define requirements for non-destructive testing (NDT) and pressure testing applicable to all welding operations. Subcontractor WPSs and procedure qualification records (PQRs) shall be reviewed and approved by Contractor. Contractor shall also review and approve Subcontractor procedures for non-destructive examination, post weld heat treatment and pressure testing. Contractor shall require that no Subcontractor welding is carried out until Contractor has reviewed Subcontractors WPSs and PQRs and has given written authorization to proceed. Welding records shall be submitted as part of the Record As-Built Drawings and Specifications provided by Contractor to record the weld identification number, WPS, date of welding, welding operator, NDT record identification number and initials of inspector for every weld. These shall be accompanied by weld maps to identify the location and identification number of each weld. 2. Chemical Cleaning Contractor shall identify the extent of chemical cleaning to be carried out for each system. Contractor shall indicate the extent of chemical cleaning on the P&IDs. Contractor will prepare

Page 29 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 a specification and procedure that defines fluids, temperatures, and durations to be used which complies with the Project HSE requirements. 3. Cathodic Protection Contractor shall develop Specifications for the design, supply and installation of cathodic protection systems required for the Project. 4. Material Certification Contractor shall require that pressure containing Equipment, bulk piping and other applicable materials are supplied with material certification in accordance with Applicable Codes and Standards. 5. Positive Material Identification Contractor shall implement a program of Positive Material Identification (PMI) for materials used in cryogenic service. Carbon steel materials do not require PMI certification. 6. Noise The Project is subject to regulatory requirements on noise emissions to the environment. The requirements of document 26251-100-3PS-N04-00001 (RG-BL-000-MEC-SPC-00112), Project Specification for Noise Control of General Equipment, referenced in the BOD and all Permit requirements pertaining to noise shall be incorporated into all aspects of the facilities design. Contractor shall develop a noise model based on the Project Specification for Noise Control of General Equipment which shall be updated during the course of detail design and Equipment procurement. Contractor shall carry out a post start-up noise survey to demonstrate compliance with the noise limits specified in the Project Specification for Noise Control of General Equipment and Permits. As an operational test, three noise model calibration points will be set within the Site boundaries to check overall noise generation. Noise generation shall also be checked inside the facilities to verify correct marking of PPE zones. 7. Acoustically Induced Vibration Contractor shall carry out checks for acoustically induced vibration. Contractor shall prepare a report documenting this investigation for review by Owner. This report shall identify remedial measures and Contractor shall incorporate such remedial measures in the design. 8. Not used 10.2.3 Piping Design & Engineering Contractor shall prepare piping design & engineering deliverables and documentation. Contractor piping design & engineering activities shall, in addition to the above, encompass but not be limited to the following: 1. Electronic Design Model Page 30 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor shall generate a three-dimensional (3D) computer-aided design (CAD) electronic model for the Project. Database files for Contractor’s final 3D Model, with full attributes, shall be provided to Owner. [***]. 10.2.4 Civil Engineering Contractor shall prepare civil engineering deliverables and documentation. Contractor civil engineering activities shall, in addition to the above, encompass the following: 1. Site Surveys Contractor shall review Site survey reports and geotechnical information made available during front-end engineering and design and carry out additional investigations as deemed necessary by Contractor for detailed design. Contractor shall issue the report on any additional surveys or geotechnical investigation to Owner for information and review. [***]. 2. Not Used 3. Not Used 4. Not Used 5. Not Used 6. Soil Improvement Contractor shall, in accordance with the geotechnical consultant’s recommendations, carry out soil improvement necessary to achieve required load bearing capacity as required for structures and buildings. [***]. [***]. 7. Foundations for Equipment and civil / steelwork structures Contractor shall design all foundations required for supporting Equipment and civil / steelwork structures. The location of foundations shall be included in the 3D CAD model for the Project. 8. Train 4 Drainage Systems Contractor shall design and construct the drainage systems in accordance with the Drainage and Wastewater Treatment Philosophy, 26251-100-3DR-M04-00004 (RG-BL-000-PRO-PHL- 00003) and Utility Design Basis [***] – Effluent and Waste Water Treatment 26251-100-3DR- V04-71001 (RG-BL-071-PRO-DES-00001), referenced in the BOD. Contractor shall prepare drainage system drawings as required for construction and to support Owner’s Permit applications. Design details of drainage systems shall be included in the 3D CAD model for the Project. 9. LNG Impoundment and Spill Containment Systems Page 31 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 The design and sizing of the LNG impoundment basins shall be based on a design spill of LNG as defined by the code of federal regulations, title 49: Transportation, part 193: "Liquefied Natural Gas Facilities: Federal Safety Standards". Design details of LNG impoundment and spill containment systems shall be included in the 3D CAD model for the Project. 10. Tie-ins Civil engineering work shall include design of tie-ins to the Expanded Facility drainage system and roads. 10.2.5 Structural Engineering Contractor shall prepare structural engineering deliverables and documentation. Contractor structural engineering activities shall, in addition to the above, encompass the following: 1. Piling and Soil Mixing Design Design details of the piling and soil mixing required to support Equipment and civil / steelwork structures. Location of piles shall be included in the 3D CAD model for the Project. Where piles are selected, they shall be executed so as to minimize noise. Contractor may use precast driven piles for onshore facility. 2. Structural Members (Columns, Beams, and Other Supports) Contractor shall design and specify all steelwork structures, and hand-over the structural calculation models as designed to support possible future plant changes. Design details of all structural members shall be included in the 3D CAD model for the Project. Contractor shall undertake calculations to verify that all structural components meet the requirements of applicable codes listed in 26251-100-3DS-G04-00001 (RG-BL-000-PM-LST- 00001), Codes and Standards List referenced in the BOD and shall determine loads imposed on foundations. 3. Tie-ins Structural engineering shall include any design and engineering required to support tie-ins from Train 4 to Trains 1, 2 and 3 as well as the Common Systems. 10.2.6 Mechanical Engineering Contractor shall prepare mechanical engineering deliverables and documentation. Contractor mechanical engineering activities shall, in addition to the above, include the following: 1. Preparation of Equipment specifications and mechanical datasheets for mechanical equipment falling within Contractor’s scope of supply. 2. Preparation of requisitions for mechanical equipment for inquiry and for purchase. 3. Review of Subcontractor bids, preparation of technical bid evaluations (TBEs), and technical conditioning of Subcontractor bids. Page 32 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 4. Review of Subcontractor supplied documentation including the consolidation of comments received from other engineering disciplines. 5. Review and resolution of Subcontractor concession requests. 6. Review of Subcontractor spare parts recommendations and consolidation of recommended list of Operating Spare Parts. 7. Attendance at, and witnessing of, Equipment performance testing, and factory and site acceptance tests where required by the inspection and test plan for the Equipment concerned. 8. Mechanical engineering support during Commissioning, start-up and initial operation of the Project. 10.2.7 Process Safety, Fire Protection Engineering and Environmental Engineering Contractor shall be responsible for the design and specification of safety and fire and gas detection and protection systems for the Facility. Contractor shall prepare the fire protection and safety engineering deliverables and documentation. Contractor process safety and fire protection engineering activities shall, in addition to the above, provide the following: 1. Perform consequence modelling / blast analysis. 2. Plan, perform, participate and track status of actions resulting from design safety reviews and Process Hazards Analyses including hazard identification (“HAZID”), design hazardous operations (“HAZOPs”) and vendor package HAZOPs using Contractor’s safety and environmental action management systems (“SEAMS”). Contractor will incorporate outstanding action items from the FEED level HAZOP as well as perform a HAZOP and other PHA activities as part of this SOW. 3. Prepare or provide necessary safety and environmental protection input to requisitions for fire and safety equipment, for environmental protection equipment, and for the review and technical evaluation of technical bids for the same. 4. Review Subcontractor documents and drawings for compliance with the Project fire, safety and environmental protection philosophies and specifications in the Codes and Standards list referenced in the BOD. 5. Provide necessary safety and environmental design input to submissions by Owner to responsible Governmental Instrumentalities, and also verify that design and engineering complies with agreed standards and Permit requirements. 10.2.8 Instrumentation and Control Engineering Contractor shall prepare instrumentation and control engineering deliverables and documentation. Contractor shall during the course of detailed engineering design finalize input/output (I/O) counts and the numbers of remote I/O cabinets etc., and co-ordinate with Owner’s nominated electrical, instrumentation & telecommunications (EI&T) equipment provider, ABB, for the necessary changes in systems design and equipment supply. Contractor instrumentation and control engineering activities shall, in addition to the above, comprise the following:

Page 33 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 1. Ensure incorporation of instrument and control requirements into Project P&IDs, and specifications and datasheets for equipment prepared by other engineering disciplines. 2. Preparation of requisitions for instrument and control equipment for inquiry and for purchase for any Equipment not supplied by Owner’s nominated electrical, instrumentation and telecommunications equipment supplier. 3. Review of Subcontractor bids, preparation of TBEs, and technical conditioning of Subcontractor bids prior to purchase. 4. Review engineering design deliverables provided by Owner’s nominated EI&T equipment provider for compliance with Project instrument and control system design philosophies and specifications. 5. Coordinate its Work with that of Owner nominated third parties supplying and/or installing facilities or equipment within the Facility. 6. Review Subcontractor documents and drawings for compliance with the Project instrument and control system design philosophies and specifications referenced in the BOD. 7. Attendance at, and witnessing of, equipment performance testing, and factory and site acceptance tests where required by the inspection and test plan developed by Contractor. 8. Attend factory and site acceptance for integrated control and safety system (ICSS) main subsystems. 9. Instrumentation and control systems engineering support during Commissioning, start-up and initial operation of the Project. 10. Any design or engineering required to integrate the control and operation of Train 4 into the central control room. 10.2.9 Electrical Engineering Contractor shall prepare electrical engineering design deliverables and documentation. Contractor shall during the course of detailed engineering design finalize electrical equipment design requirements and co-ordinate with Owner’s nominated EI&T equipment provider, ABB, to ensure that changes in FEED design due to Contractor’s design development is properly and cost-effectively reflected in ABB systems design and equipment supply. Contractor electrical engineering activities shall, in addition to the above, include to the following: 1. Incorporate electrical design requirements into Project specifications and datasheets for equipment prepared by other engineering disciplines. 2. Perform or Subcontract to Owner’s nominated electrical, instrumentation and telecommunications equipment provider the following electrical studies: • Load Flow and Power Factor Correction Studies • Fault Current Studies • Dynamic Performance Studies under Motor Starting Conditions • Harmonic Distortion Studies • Arc-Flash Study • Protection and Relay Coordination Studies • Cable sizing calculations • Equipment sizing calculations • Illumination levels Page 34 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Motor restart study (as required pursuant to the Mechanical Equipment List) • Electric Magnetic Compatibility Review 3. Preparation of requisitions for electrical equipment for inquiry and for purchase for any Equipment not supplied by Owner’s nominated electrical, instrumentation and telecommunications equipment supplier. 4. Review of Subcontractor bids, preparation of TBEs, and technical conditioning of Subcontractor bids prior to purchase. 5. Review engineering design deliverables provided by Owner’s nominated EI&T equipment provider, ABB, for compliance with Project electrical engineering design philosophies and specifications. 6. Review Subcontractor documents and drawings for compliance with the Project electrical design philosophies and specifications specified in the BOD. 7. Attendance at, and witnessing of, equipment performance testing, and factory and site acceptance tests where required by the inspection and test plan. 8. Electrical engineering support during Commissioning, start-up and initial operation of the Project as set forth in this SOW. 9. Design and engineering of Train 4 electrical supply from Main Intake Substation #2, including design of any required additional feeders from Pompano to Main Intake Substation #2. 10.2.10 Telecommunications Engineering Contractor shall design and engineer in close cooperation with Owner’s nominated electrical, instrumentation and telecommunication equipment supplier the following telecommunication systems for Train 4 (including connections to such systems provided as part of the Phase 1 Facilities) in accordance with the Project Telecommunication and Security System Philosophy, referenced in the BOD: • Office LAN • Security LAN • Telephone System • PAGA System • CCTV System • Access Control System • Hotline System • Plant Radio System • Plant Paging System • Intruder Detection System • Telecoms Management System • Video Conferencing System • Entertainment System • Intercom System • Fiber Optic Trunk System Contractor shall prepare telecommunications engineering deliverables and documentation. Contractor telecommunications engineering activities shall, in addition to the above, include the following: Page 35 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 1. Preparation of requisitions for telecommunications equipment for inquiry and for purchase for any Equipment not supplied by Owner’s nominated electrical, instrumentation and telecommunications equipment supplier. a. Review of Subcontractor bids, preparation of TBEs, and technical conditioning of Subcontractor bids prior to purchase. b. Review engineering design deliverables provided by Owner’s nominated EI&T equipment provider for compliance with Project telecommunications design philosophies and specifications. c. Attendance at, and witnessing, of equipment performance testing, and factory and site acceptance tests where required by the inspection and test plan. d. Telecommunications system design support during Commissioning, start-up and initial operation of the Project as set forth in this SOW. 10.2.11 Information Technology & Information Management Contractor shall implement a comprehensive information management plan covering all aspects of the Work including provision, resource, execution and management of the Project. Contractor’s information management plan shall include cyber security requirements and shall be subject to review by Owner. Contractor scope of work comprises: 1. Provide and manage secure information technology (IT) facilities, including hardware, software, networks, applications and systems capable of supporting the Work. 2. Provide cyber security for all information management aspects of the Work. 3. Provide and manage communications facilities required to support the Work. 4. Provide and manage an electronic document management system (EDMS) to support the Work. 5. Provide and manage document scanning facilities. 6. Manage the development of engineering deliverables via the use of Contractor’s CAD applications. 7. Install and manage remote access facilities as required in this SOW for effective management of the Work. 8. Provide and manage two-dimensional (2D) drafting systems. 9. Provide and manage 3D plant modelling systems to develop the plant model. 10.2.12 Document Management Contractor shall prepare and implement a document management plan covering all aspects of the management and control, including change control, of Project documentation. Contractor shall manage Project documentation using Contractor’s electronic document management system (EDMS). 11.0 ENGINEERING: THIRD-PARTY CONSULTANTS Contractor shall employ the services of specialist third-party consultants where the Contractor determines the services are necessary due to the unique nature of the engineering work concerned. [***]. Page 36 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 12.0 PROCUREMENT 12.1 GENERAL Contractor is responsible for the procurement of Equipment, bulk materials and consumable items necessary to construct, pre-commission, commission, start up, and operate Train 4 and LNG Storage Tank up to SC of Train 4, as further defined hereafter. Contractor’s procurement activities shall include the following: • Obtaining quotations for the supply of Equipment, bulk materials and consumables; • Commercial evaluation of quotations received; • Bid conditioning; • Negotiation and placement of Subcontracts for Equipment, bulk materials, and consumables; • Expediting and inspection in accordance with Contractor’s supplier quality surveillance (SQS) plan; • Definition of requirements for protection and packaging during shipment; • Definition of requirements for preservation while during shipment and during storage on Site; • Delivery to Site; • Obtaining required insurance coverage; and • Administration of Subcontracts with Subcontractors. 12.2 PURCHASING PROCEDURE Contractor shall develop and issue to Owner for review a procurement plan, (the “Procurement Plan”) as part of the Project Execution Plan consistent with this SOW and the overall Project schedule for purchasing tagged Equipment and engineered bulk materials. Contractor’s procurement plan shall include but not be limited to the following: • Purchasing activities; • Preparation of the general terms and conditions that the Contractor will use to procure Equipment and services; • Subcontract formation for Equipment; • Home office and/or area expediting; • Field procurement activities; • Procured Equipment quality control including material and/or shop inspection, and witness and hold points; • Traffic and logistics activities; transportation of procured goods to the Site; and • Material control at the Site including details of Equipment received, storage, and in quarantine. 12.3 REQUISITIONS/PURCHASES Contractor and its Subcontractors shall prepare requisitions for Equipment in accordance with the Drawings and Specifications and Contractor’s Procurement Plan. 12.4 EXPEDITING AND INSPECTION Contractor shall be responsible for expediting and inspecting Equipment in accordance with the Agreement and Contractor’s supplier quality surveillance (SQS) Plan.

Page 37 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 The level of inspection to be applied shall be based on the commodity, Contractor’s standard work processes, and the individual Subcontractor’s performance history. Contractor shall work with Owner to develop criticality rating within [***] ([***]) Days of NTP. An inspection and test plan shall be prepared for each Equipment. 12.5 FACTORY ACCEPTANCE TESTS Contractor shall undertake factory acceptance testing of components and systems provided by Equipment Subcontractors as required by the Project Specifications and by the inspection & test plans prepared by Subcontractors. Requirements for factory acceptance testing shall be based on Equipment criticality rating and specified in the Equipment Subcontract. Factory acceptance tests on critical Equipment and systems shall be witnessed by Contractor and by Owner, at the Owner’s discretion. 12.6 SUPPLY OF EQUIPMENT – TAGGED EQUIPMENT ITEMS 12.6.1 Mechanical Equipment Contractor shall purchase and install all Train 4 mechanical Equipment listed in Major Equipment List 26632-100-M0X-0000-00001 (RG2-BL-000-PE-LST-00001), as referenced in the BOD. 12.6.2 Tagged Electrical, Instrumentation and Telecommunication Equipment supply by ABB Owner has entered into an Option Framework Agreement with ABB (“ABB Agreement”) for the supply of certain electrical and ICSS Equipment. Contractor shall purchase such Equipment from ABB at pricing and on terms and conditions as specified in the ABB Agreement. ABB scope of supply includes electrical, instrumentation and control described by the ABB Agreement. Substations and local equipment rooms (“LER”) supplied by ABB are to be fully equipped and tested modules for installation on Site by the Contractor. Where a complete substation or LER requires disassembly for shipment to Site, the substation or LER architectural components may be reassembled on Site by Contractor. 12.6.3 Single Source of Supply • Main Refrigerant Compression Packages Contractor shall purchase the main refrigerant compression packages, [***], [***], [***], [***], and related ancillary Equipment for Train 4 from Baker Hughes. Contractor shall install the main refrigerant compression package Equipment in accordance with GE’s installation instructions. • Main Cryogenic Heat Exchanger Contractor shall purchase the main cryogenic heat exchanger (“MCHE”) for Train 4 from APCI. Contractor shall dress and install the MCHEs in accordance with the APCI’s installation instructions. 12.7 SUPPLY OF EQUIPMENT – BULK MATERIALS Contractor shall provide bulk materials required to be installed as part of the Work. Such materials shall include civil and structural bulk materials, piping bulk materials, electrical bulk materials and cabling, and instrument and telecommunications bulk materials and cabling all to be specified in accordance with the requirements stated in the documentation referenced in the BOD. Page 38 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 12.8 SPARE PARTS Contractor shall provide all pre-commissioning, commissioning, testing and start-up spare parts necessary for Train 4 and LNG Storage Tank to achieve SC and shall, prior to and as a condition precedent to achieving RLFC for Train 4, deliver such spare parts for Train 4 to the Site, including all Work related to procuring and storing the commissioning spare parts. Spare parts receiving, storage and preservation until SC shall be included in the Contract Price. 12.9 CATALYSTS & CHEMICALS, OILS & LUBRICANTS 12.9.1 Catalysts & Chemicals Contractor shall supply first fill chemicals and catalysts. Contractor shall replenish chemical and catalyst usage between RFSU and SC as necessary up until SC of Train 4 and LNG Storage Tank as required by the Agreement. Contractor shall provide catalysts and chemicals at recommended warehouse inventory quantities to be held as inventory on Site for plant operation as specified in Section 12.9.3 of this SOW and shall provide these in the warehouse at SC. Information to be provided by Contractor shall be at minimum as listed under 12.9.3 of this SOW. Contractor may draw down from warehouse quantities during start-up or initial operations only upon prior agreement with Owner. Any quantities drawn down by Contractor between RFSU and SC shall be replaced by Contractor at its own expense to ensure the full inventory is available within the Catalyst and Chemicals warehouse at SC. Catalysts and chemicals are to be provided sufficient to support operations for a [***]-month period after Substantial Completion of Train 4. 12.9.2 Oils & Lubricants Contractor shall supply first fill oils and lubricants for Equipment as recommended by the Equipment Subcontractor. Contractor shall replenish oil and lubricant usage by Train 4 and LNG Storage Tank Equipment up until SC of Train 4 in accordance with the Agreement. Contractor shall perform a final top up of oils and lubricants to the Equipment manufacturer’s recommended fill level prior to handover to Owner at SC of Train 4. Contractor shall prepare a recommended list of oils and lubricant quantities to be held as warehouse inventory on Site for plant operation as specified at minimum in Section 12.9.3 of this SOW, and shall provide same in Owner’s warehouse at SC of Train 4. Contractor may draw down from warehouse quantities during start-up or initial operations only upon prior agreement with Owner. Any quantities drawn down by Contractor between RFSU and SC shall be replaced by Contractor at its own expense. Oils and lubricants are to be provided sufficient to support operations for a [***]-month period after Substantial Completion of Train 4. 12.9.3 Listing of Operating Catalyst & Chemicals, Oils & Lubricants, and Protective Coatings Contractor shall determine for Owner the operating requirements for chemicals, catalysts, oils, lubricants and protective coatings. This list shall include: • Initial fill or charge (unit of measure); Page 39 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Annual indicated rate of consumption; • Quantity for initial purchase (and required date); • Quantity for operating and back-up supplies; • Method of delivery; • Required date for first operating inventory delivery; • Specifications; • Special storage conditions (if applicable); and • Material safety data sheets (MSDS). 12.10 MISCELLANEOUS MATERIALS SUPPLY Contractor shall specify, procure, and install the following miscellaneous material items as described below. 12.10.1 Furnishings, Fittings and Special Equipment for installation within Train 4 Facility Contractor shall be responsible for specification, procurement, and installation of fixed fittings, fixed or built-in furniture, fixed or built-in furnishings, and any special fixed or built-in Equipment and appliances for all Train 4 buildings. Contactor shall handover Facility buildings to Owner at ready for occupancy which shall be preceded by all building Permits being obtained. Furnishing materials, color schemes etc. shall be identical to that for Phase 1 Facilities. 12.10.2 NOT USED 12.10.3 Portable Fire-fighting and Miscellaneous Safety Equipment Contractor shall provide Portable Fire-fighting and Miscellaneous Safety Equipment required for the safe start-up and operation of the Train 4 Facility, including but not limited to, that listed in Fire and Safety Equipment List, 26632-100-U1X-0000-00001 (RG2-BL-000-PSA-LST-00001). 12.10.4 NOT USED 12.10.5 NOT USED 12.10.6 NOT USED 12.11 TRAFFIC AND LOGISTICS SERVICES Contractor shall implement a Logistics Plan for the movement of all Equipment, including engineered bulk materials, required for the Work under the Agreement. Logistics scope shall be inclusive of points of origination to the Site. Contractor’s Logistics Plan shall be prepared in advance of any movement of materials. [***] Page 40 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 13.0 MATERIALS MANAGEMENT 13.1 HOME OFFICE MATERIALS MANAGEMENT Contractor shall prepare and implement a materials management plan. Contractor’s materials management plan describes the roles and responsibilities, home office material management activities, site materials management activities, and materials management systems to be used by the Contractor. 13.2 SITE MATERIALS MANAGEMENT The Contractor’s materials management plan shall address the following Site materials management activities: • Material receiving; • Inspection of materials upon receipt; • Equipment and material storage; • Record of condition of Equipment and materials received; • Preservation and preventative maintenance; • Material control and issuing; • Shortage and damage reports; • Storage locations including lay down control, layout and sizing, warehousing and climate- controlled storage requirements; and • Surplus materials control. Contractor shall undertake the activities described in its materials management plan in support of the Project. 14.0 SUBCONTRACT SERVICES The Contractor shall perform or cause to be performed any subcontracted services, including by Subcontractors and Sub-subcontractors, required to perform the Work during engineering, construction, pre-commissioning, Commissioning, start-up and initial operation of the Facility until, and as applicable to, SC of Train 4. [***] Subcontractors and Sub-subcontractors shall be selected from Contractor’s proposed list of approved contractors, subcontractors, sub-subcontractors, vendors and suppliers. 14.1 ENGINEERING DESIGN & CONSULTANCY SUBCONTRACTS Contractor shall use engineering design & consultancy Subcontracts to the benefit of the Project. [***]. 14.2 SITE CONSTRUCTION SUBCONTRACTS Contractor shall use Subcontractors and Sub-subcontractors to the benefit of the Project. [***]. 14.3 SUBCONTRACTS DURING COMMISSIONING, START-UP, AND INITIAL OPERATION UP TO SUBSTANTIAL COMPLETION OF TRAIN 4 Subcontracts required during commissioning, start-up, and initial operation may include, but not necessarily be limited to, the following:

Page 41 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Propane supply for initial fill, start-up and initial operation; • Liquid nitrogen supply for initial fill, start-up and initial operation; • Ethane / Ethylene supply for initial fill, start-up and initial operation; and • Relief valve OPEX testing & inspection services. 14.4 CONTRACTOR PROVIDED SERVICE SUBCONTRACTS Contractor shall enter into service (including call-off) Subcontracts with specialist Subcontractors to maintain the Train 4 Facility as required for the provision of specialist services until SC of Train 4 and as may be required under the Agreement. [***]. 15.0 CONSTRUCTION 15.1 GENERAL Contractor shall complete the construction of the Project as required by the Agreement and perform such Work in accordance with the Agreement. Contractor shall provide construction support services, Subcontractor representatives and technicians necessary to install, prepare, test, and complete construction of the Project as required by the Agreement. 15.2 CONSTRUCTION SCOPE OF WORK The construction scope of work shall include the following: • Erosion and sediment control; • Formation of foundations for Equipment, structures, pipe-racks and pipe tracks, and buildings, including piling and/or soils mixing where required; • Installation of underground piping and drainage systems; • Finished area grading and paving; • Installation of structural components of the Project; • Installation of the vessels, tanks, buildings, and other Equipment; • Installation of the rotating equipment, motors, turbines, compressors, pumps and blowers; • Installation of piping components and systems; • Installation of electrical substations and installation of power distribution Equipment; • Installation of the fire water system extension for Train 4; • Installation of the power and control cabling systems; • Installation of the instrument and control devices and systems; • Installation of telecommunication & security equipment and systems; • Installation of the instrument, control devices and systems and telecommunication & security systems cabling systems; • Installation of Electrical, ICSS, Instrument, Telecom & Security Fiber Optic cabling systems; • Application of paint, insulation, heat tracing, cathodic protection and fireproofing systems; • Installation of permanent plant roads and security fences; • Painting two NextDecade logos on the LNG Storage Tank; • Installation, maintenance and removal of temporary facilities; Page 42 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Provision of temporary facilities for the supply of electricity, water, and telephone / communication systems for construction of the works; • Provision of temporary facilities for the disposal of sewage from the construction worksite up to that time that connection to the new sanitary effluent return line to local sewage treatment plant is available; and • Contractor shall ensure temporary strainers or other methods of protecting Equipment are included for all Equipment that is susceptible to damage from construction debris. Contractor shall follow suppliers’ recommendations as to which Equipment this applies as a minimum requirement. • Installation of any piping, structural, civil, mechanical, electrical, instrumentation, control, or telecommunications tie-ins between Train 4 and Trains 1, 2 and 3 or the Common Systems. Upon completion of the construction scope of work, Contractor shall remove from Site all above ground temporary facilities, except for those agreed with Owner to be retained for future stages of Facility development for which Contractor shall be suitably compensated. For underground temporary utilities see section 15.15.3 of this SOW. 15.3 RULES AND REGULATIONS Contractor shall produce written rules of conduct for review and agreement by Owner within [***] ([***]) Days following the start of NTP, which shall apply to all of Contractor’s, and its Subcontractor’s, personnel at the Site. Contractor shall enforce all Applicable Laws, and Applicable Codes and Standards. Such rules of conduct shall cover all employees of Contractor, its Subcontractors, and any visitors. Contractor shall provide a system to identify all personnel working at the Site. This system shall include its own employees and those of its Subcontractors and the Owner. Each employee authorized to be on Site shall wear an identification tag, which shall include a unique pass number of the individual. Visitors and Subcontractors authorized to be on Site shall also display an appropriate pass. Contractor shall prominently display statutory notices and Site working and safety regulations, including OSHA required notices. Contractor shall bring to its employees’ attention, and to the attention of the employees of its Subcontractors, notices and instructions as posted, or issued. 15.4 COMMUNITY ENGAGEMENT Contractor shall develop a local content plan for review by Owner and stakeholder engagement plan for review and agreement by Owner. [***]. 15.5 CONSTRUCTION LABOR Contractor shall fulfill direct and indirect labor needs. Contractor shall use a qualified work force to construct the Project. Contractor shall provide a construction management team (CMT) to manage, supervise and execute the Work. Page 43 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 15.6 CONSTRUCTION EQUIPMENT Contractor shall provide, and cause its Subcontractors to provide, Construction Equipment necessary for construction of the Facility and installation of Equipment. All vehicle drivers shall hold a current valid government issued driver license applicable to the class of vehicle they are responsible for driving. All machinery operators shall be qualified to operate their allocated machine. This shall be verifiable by an appropriate certification, which shall be available for review by Owner at any time. It shall be Contractor’s responsibility to maintain all Contractor vehicles at its own cost. Equipment that Contractor deems unfit shall be either repaired or removed from the Site. All Contractor vehicles and those of its Subcontractors and Sub-subcontractors used on public roads shall comply with public road inspection requirements and be duly licensed and insured. Records shall be readily available for Owners audits and review. 15.7 CONSUMABLE CONSTRUCTION MATERIALS Contractor shall supply all necessary consumables, including fuels, lubricants, welding rods, welding gases, gaskets, miscellaneous hardware and test materials required to complete construction and installation of the Facility through SC of Train 4. 15.8 SUBCONTRACTS Contractor shall develop a Subcontract execution plan that outlines the division and definition of the work scope per Subcontract. Contractor shall develop, pre-qualify, tender, award and administer each Subcontract including those Subcontracts with a design, material supply and shop fabrication element. Refer also to Section 14.0 above. 15.9 DRAINAGE Contractor shall provide temporary drainage systems for the handling of storm water runoff during construction in accordance with Storm Water Pollution Prevention Plan for Construction, 195910-000- EP-PL-0001, included in the BOD. Wherever Contractor deems practical, permanent drainage systems shall be used in the management of storm water runoff. 15.10 NOT USED 15.11 SITE FACILITIES AND CONSTRUCTION UTILITIES 15.11.1 Construction Power Contractor shall design and install a construction power distribution system to supply construction power to the main construction work areas. Contractor shall negotiate with AEP for the supply of a connection to AEP’s existing power supply network for use for construction, if applicable. Connection to the AEP existing power supply network for construction power distribution shall be to the Contractor’s account. Additionally, Contractor shall engage into a contract for construction energy supply with any of the Texas available REP’s. Construction electrical energy usage shall be to the Contractor’s account. Page 44 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor shall provide and maintain all construction electrical facilities to the individual process units and area battery limits. Contractor shall design, provide, and install transformation, and distribution of construction power for Train 4 as necessary within the Site boundary. Contractor shall provide generation of construction power by temporary diesel generators up until that time construction power supply is available, and for use in parts of the Site remote from Contractor’s Site construction power distribution system and/or where cable supplied construction power does not fully meet the demand. The permanent power supply to the Facility will be provided from AEP’s Pompano switchyard which will be located within the Facility fence line at its northern perimeter and constructed by a third party. The connection of the Facility to the AEP grid is at Transmission line level. Contractor may, subject to prior agreement with AEP and Owner, arrange for supply of construction power for use during construction to be changed over from contractor’s connection to AEP to supply from the Pompano switchyard, or part of the permanent power supply system for the Project fed from the Pompano switchyard, should this be beneficial to the Project. Costs for this change in power source shall be to Contractor’s account. Contractor shall in such event remain liable for payment of electrical power usage for construction and power usage shall be metered accordingly. Contractor shall remain liable for payment of power usage by permanent facilities up to commencement of commissioning activities of Train 4. 15.11.2 Temporary Sanitation Facilities Contractor shall provide toilets and washing facilities for use by workers on Site. These facilities shall be strategically located within Contractor's designated compounds in the vicinity of major Work areas. Facilities shall be segregated for male and female use. [***]. Cost for treatment of sanitary sewage from Contractor’s construction workforce shall be to Contractor’s account based on potable water usage by Contractor’s construction personnel, which shall be metered separately from water usage for other construction purposes. 15.11.3 Water Supply for Construction Owner will make arrangements with the BND for the provision of a permanent piped fresh water supply to the Site. Contractor shall meter all freshwater used for construction purposes. Cost of all freshwater usage for construction purposes including use by Contractor’s construction personnel shall be to Contractor’s account. [***]. 15.12 DISPOSAL OF CONSTRUCTION WASTE Contractor shall be responsible for the safe disposal of construction wastes and, where practical, recycle in accordance with the Agreement. 15.13 SECURITY Contractor shall prepare a site security plan that complies with all Applicable Law.

Page 45 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Owner will prepare the Project Security Plan per 33 CFR 105 Subpart D for review and approval by the US Coast Guard with assistance by external consultants. Contractor shall provide required engineering design input only. Contractor shall provide a secure boundary around all construction areas and its establishment area with adequate security services. Contractor shall provide controlled access points between Contractor’s area and public areas, shall man such access points during working hours, and shall keep such access points securely locked at all other times. Contractor shall be responsible for security at the Site until all of the requirements of SC for Train 4 have been satisfied. Contractor shall provide all security personnel and liaison with government authorities as needed. Fencing and security devices shall be provided and maintained to prevent unauthorized access to the Train 4 Site and to prevent theft or damage. Contractor shall employ security personnel to police the Site entrances, fencing and secure areas at all times (including weekends and nights) and shall carry out random searches of vehicles arriving or leaving the Site. Contractor shall, pursuant to the Agreement, prepare a Site access plan for review and approval by Owner. Contractor’s Site access plan shall include measures related to Site access described in the Agreement. The plan shall contain procedures for security operations, access and egress, employee identification, employee screening for alcohol and drugs, random searches, videography and photography and emergency and contingency plans. Contractor shall only permit access onto the Site by authorized personnel of the Contractor, its Subcontractors and Sub-Subcontractors, and by authorized personnel of the Owner and the Owner’s other contractors, consultants, representatives or invitees. Contractor shall not permit access to the Site by personnel not engaged in performance of the Work without prior written consent of Owner. Contractor shall ensure that the Site rules and regulations clearly state the names and status of the personnel who are authorized to grant access to the Site. Contractor and Subcontractor employees, consultants and authorized visitors will be allowed to park on Site at designated locations in areas as agreed with Owner as part of the temporary facilities plan. Parking lots and temporary roads will have temporary surfacing for dust mitigation (i.e., use of crushed concrete or gravel for surfacing and operation of water trucks) and be fenced and lighted with regular security surveillance. Security personnel and off duty policemen will be used to assist with traffic control at the beginning and end of the workday. Only authorized vehicles will be allowed access to the Site. Vehicles entering or leaving the Site and parked on Site will be subjected to random search as considered necessary by either Contractor or Owner. 15.14 HEAVY LIFTS All heavy and/or critical lifts on the Project shall be performed in accordance with Contractor’s rigging plans, practices and rigging procedures and in accordance with the SIMOPS plan. The land-based portion of the Project’s crane operations and rigging gear shall conform to Applicable Codes and Standards and Applicable Law. Whenever a crane is used from land to work-on or load a ship or barge which is in navigable waters, maritime regulations shall apply to the crane and all lifting attachments. Detailed crane operation and Page 46 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 rigging procedures to be prepared for the marine portion of the Work will reflect these different standards. Rigging studies shall be prepared for all heavy or critical lifts. Heavy or critical lifts are defined as those where: • Lifted item weighs 50 tons or more; • Lifted item’s weight exceeds 85% of the maximum rated load for the lifting equipment; • Any multiple crane lift where two or more cranes are used, not including tailing crane; • Any lift where the crane load line will not be vertical; or • Any lift that requires special handling because of location and/or configuration as required by engineering or Subcontractor Critical lift plans shall consider soil investigation to determine soil bearing capacity and subsurface hazard location in order to define corrective action if found deficient. Contractor shall carry out necessary lifting/rigging studies and calculations and make them available for Owner’s review [***] ([***]) working days prior to the scheduled lift. Contractor shall only employ cranes and lifting equipment that have been tested and certified and have required tagged identification and current and valid inspection records. Contractor shall keep records of tests and certification of all lifting equipment, cranes and operators employed on the Project, for inspection by Owner. All machinery and lifting appliances shall be inspected, tested and certified in accordance with statutory requirements and current certification shall be produced for inspection by Owner upon any request during the progress of the Work. Contractor shall prepare the necessary notification to FAA for cranes with an operating height greater than 200 feet considering the minimum [***] ([***]) month duration required by FAA to process the notification. 15.15 CONSTRUCTION TEMPORARY FACILITIES Contractor is responsible for temporary facilities. Access, egress, [***], utilities, parking, lay down areas, and temporary utility routings shall all be reviewed to enable a safe, functional, and environmentally sensitive installation. 15.15.1 Contractor Offices and Facilities Contractor shall be responsible for providing its own offices and facilities. This shall include offices, induction center, training facilities, medical Project facilities, gate houses, warehousing, pipe fabrication, painting facilities, toilets, network systems and connections, phones and internet connection. This includes temporary internet and telecom connection to a service providers network at a remote location. Permanent internet and telecom connection will become available after central control and administration buildings are erected and permanent internet and telecom connection is established. Page 47 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor may, subject to prior agreement with internet/telecom provider and Owner, arrange for internet and telecom connection for use during construction to be changed over from temporary to permanent internet and telecom connection should this be beneficial to the Project. Buildings shall be equipped with smoke detectors and fire extinguishers. Construction utilities shall be provided by Contractor per the Agreement. Contractor shall provide necessary communication systems during construction, Commissioning, and initial operation of for facilities forming part of the Work for Train 4 up to SC of Train 4. Contractor shall include for the needs of Contractor’s Subcontractors and visitors. Contractor shall be responsible for obtaining any licenses and permits necessary to operate the Equipment that it uses during construction, Commissioning, start-up and initial operation of the facilities. Contractor shall provide Site accommodation for Owner’s personnel as provided for under Section 23 below. 15.15.2 Material Storage and Laydown Contractor shall provide warehousing and laydown facilities sufficient to ensure the efficient handling and safe storage of materials and Equipment. (Contractor may wish to consider offsite storage locations at Port Isabel or within BND controlled areas), Contractor shall agree to a traffic management plan for transfer of materials to Site which will be provided to the Owner for review. 15.15.3 Underground Utilities Contractor shall be responsible for all utilities required for operation of temporary facilities and Equipment. In the event such utilities are installed underground, associated trenching, bedding, installation of the utility cables/piping, installation of any required protective materials, and filling and compacting the trench is the Contractor's responsibility. Temporary underground services shall be indicated on an underground services drawing. These will be cut-off just below grade, capped, and abandoned in place before SC of Train 4(unless agreed with Owner to be retained for future stages of Facility development) and shall be included in the Record As- Built Drawings and Specifications to be handed over by Contractor upon SC. 15.15.4 Parking Facilities A plan for adequate parking facilities for all vehicles directly or indirectly involved in performance of the Work at Site for Train 4 shall be submitted by Contractor. Contractor shall submit a plan for Owner’s approval that shows the layout and size of planned parking facilities, along with any associated bussing considerations and traffic flows. Parking and traffic flow relative to Work at Site shall be consistent with any Permit requirements. Contractor’s plans for the provision of parking facilities at the Site are to comply with the Contractor’s Temporary Facilities Plan. 15.15.5 Site Clean-up at the end of Construction Except as provided in section 15.15.3 above, temporary facilities shall be removed from Site by SC of Train 4, unless agreed with Owner to remain in situ, or relocated elsewhere, on the Site for use in a future stage of Facility development. Page 48 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 15.16 CONTRACTOR’S TOOLS AND CONSTRUCTION EQUIPMENT Construction Equipment shall be supplied by Contractor or be provided by Contractor’s Subcontractors for the Subcontract work scope required. Contractor shall inspect Construction Equipment prior to it being mobilized to the Site and shall maintain up-to-date inspection certificates, evidenced in the field by colored tags. Contractor shall require that Construction Equipment be inspected at least quarterly, maintained, and, when necessary, necessary repairs are carried out and completed before the Construction Equipment concerned is used on Site. Contractor shall maintain records of inspections, repairs and tests at the Site. Contractor’s Construction Equipment shall conform to any requirements stated in the Agreement. All machinery operators shall be qualified to operate their allocated machine. This shall be verifiable by an appropriate certification, which shall be available for review by Owner at any time. 15.17 CONSTRUCTION PERMITS Contractor shall be responsible for obtaining the Permits necessary for the execution of Contractor’s Work. Contractor shall provide all necessary technical information required to support Contractor’s Permit applications. For such Permits Contractor is required to obtain pursuant the Agreement, Contractor shall pay for applicable fees or charges. Contractor shall also provide prompt assistance, information and documentation reasonably requested by Owner in connection with Permits for which Owner is responsible and as further described under Section 21.1 of this SOW. 16.0 PRE-COMMISSIONING, COMMISSIONING, COMPLETION AND ACCEPTANCE 16.1 GENERAL Contractor shall be responsible for pre-commissioning, Commissioning, start-up, and initial operation of the Train 4 Facility up to SC of Train 4. Contractor will be assisted by Owner’s operating and maintenance personnel, once fully trained, in accordance with the Agreement. Contractor shall submit a high-level Commissioning and start-up strategy document for Owner review and acceptance within [***] ([***]) Days following NTP. The Commissioning and start-up strategy document shall provide the framework and outline schedule for Contractor’s subsequent development of detailed Commissioning and start-up plans, procedures, manuals, method statements and other pre- commissioning, Commissioning and start-up documentation necessary for Commissioning and start-up of the Facilities. The Contractor's Commissioning and start-up plan will utilize Contractor's standard procedures and work processes to execute Commissioning and start-up activities, modified as necessary to address Project specific requirements. Contractor shall provide detailed procedures for Commissioning and start-up activities for each Equipment system and subsystem, and detail specific provisions for commissioning the interfaces between Train 4 and Train 1, Train 2, Train 3 and the Common Systems.

Page 49 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor's Commissioning and start-up plan shall define the forms, document flow, schedule, certification scheme, status monitoring methods, and commissioning and start-up requirements check- lists for each Equipment system and subsystem. Pre-commissioning includes tests, inspections, cleaning and other activities which are carried out after construction completion for a given system/subsystem has been achieved, at ambient temperature and without the presence of process fluids. During detailed design and Commissioning Contractor shall pay particular attention to the tie-ins between Train 4 and Trains 1, 2, and 3 and the Common Systems. 16.2 COMMENCEMENT OF COMMISSIONING AND START-UP Contractor shall commence Commissioning activities promptly after mechanical completion of each system or subsystem, as applicable. Contractor shall execute all Work required for pre-commissioning, commissioning and start-up of Train 4. This Work includes all pre-commissioning, commissioning, the provision of start-up spare parts and the scheduling of Contractor's commissioning team's construction support personnel, commissioning specialists, vendor representatives, Subcontractor and other necessary parties required. Contractor shall include for the cost of Subcontractor (including vendor) technical representatives required at Site to support construction, Commissioning and/or start-up of the Facility up to SC of Train 4. Contractor shall provide a commissioning manager and a commissioning team. The commissioning team shall interface with the construction team to ensure that commissioning is completed in the correct sequence by system, that all commissioning inspections and tests are conducted, and that all necessary certificates and documents are completed as required by the Agreement for turnover at SC. Owner will monitor and liaise with Contractor's commissioning manager. Commissioning includes tests, inspections and adjustments carried out after pre-commissioning activities for a given system/subsystem have been completed, as far as practical and prior to the introduction of hydrocarbons (Feed Gas). Chemicals will be charged as part of the commissioning program when safe to do so. 16.3 OPERATOR TRAINING See Section 20 of this SOW. 16.4 OPERATIONS TESTS Contractor shall perform certain operations tests, in compliance with all applicable requirements of the Agreement. The operations tests shall be performed prior to SC of Train 4. Any issues that adversely impact the applicable operations tests that are identified during the performance of the operations tests shall be corrected and the operations tests repeated prior to SC of Train 4. [***]. 17.0 SIMULTANEOUS OPERATIONS Contractor shall avoid impact to operations of and LNG production from Trains 1, 2 and 3 while Train 4 is being constructed or commissioned. Contractor shall also design Train 4 in such a manner that the Page 50 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Expanded Facility may be commissioned and constructed without impact to operations and LNG production. Contractor shall, working closely with Owner personnel, prepare a plan for simultaneous operations (SIMOPS). The SIMOPS plan shall address the measures to be taken to address the risks to operating plant, personnel, and the environment posed when construction activities are going on in close proximity to the operating facilities. [***]. Contractor shall supply and erect temporary fences between areas of the Site where construction, pre- commissioning or commissioning is ongoing and those areas of the Site in which plant Equipment is live and operational. Gates shall be provided in the temporary fencing to permit access between the live operating areas of Trains 1, 2, and 3 and the Train 4 Facility and other construction work areas still under Contractor’s control during construction and pre-commissioning. Access between the Trains 1, 2 and 3 live operating areas and the Train 4 and other non-operational work areas shall be restricted and controlled by security guards. Contractor shall remove and dispose of temporary fences following SC of Train 4. Contractor shall engineer, procure, install, commission and test piping tie-ins in Train 4 as required to tie-in future trains. This includes but not limited to process and utilities connections, and is required for any connection that would otherwise necessitate a shutdown of any Train or the Common Systems. 18.0 OPERATIONS AND MAINTENANCE MANAGEMENT SYSTEMS AND PROCEDURES Contractor shall assist Owner in the development of the operations and maintenance management systems and procedures described below. 18.1 ASSET INTEGRITY MANAGEMENT SYSTEMS Contractor shall obtain and provide in a native format, all baseline data required to be loaded into the Owners asset integrity management systems (AIMS). Such systems shall be ready for use for RFSU for Train 4 and shall be used in start-up and initial operations of Train 4 and [***]. [***]. 18.2 OPERATIONS MANAGEMENT PROCEDURES Contractor shall prepare the operations management procedures necessary for the activities listed below, working closely with Owner’s operations and maintenance personnel to agree the content and level of detailing required. [***]. 18.3 Operations and MAINTENANCE PROCEDURES AND MANUALS Contractor shall provide any operations and maintenance manuals and procedures necessary for Train 4, working closely with Owner’s operations and maintenance personnel to agree the content and level of detail required. 18.3.1 Maintenance Procedures Contractor shall provide maintenance procedures, including but limited to, those listed below: • Catalyst change-out on a piece-of-equipment-basis and including an isolation procedure (E- N/P); Page 51 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Inspection, and repair procedures for plant equipment including rotating equipment, pressure vessels (including internals), instrumentation, electrical equipment, and package equipment. 18.3.2 Statutory Maintenance / Inspection Procedures Contractor shall: • Set up MSDS database and inventories record; • Develop a method for monitoring and maintaining data/records associated with water discharge and hazardous inventory that will satisfy compliance with regulatory and permitting requirements (FERC) and will provide the data/documents to Owner. 18.3.3 Operations and Maintenance Manuals Contractor shall prepare or update all required Train 4 operations and maintenance manuals for review and agreement by Owner, and shall include but not necessarily be limited to: • Operation and maintenance manuals for each process system; and • Marine facilities operating procedures manual. • Preparation of the operations manual required under 33 CFR 127.305 and 49 CFR 193.2509 (and FERC guidelines) and the marine operations manual shall be the responsibility of Owner based on the operating and maintenance manuals provided by Contractor. The schedule for preparation of these documents shall be mutually agreed by Contractor and Owner. Contractor shall provide electronic copies of the final versions of the forgoing documents upon agreement with Owner. 19.0 PREPARATION OF PRECOMMISSIONING, COMMISSIONING, AND INITIAL START- UP PROCEDURES AND MANUALS Contractor shall prepare or update the following pre-commissioning and Commissioning instructions, start-up and shutdown procedures, and operating and maintenance manuals for review and agreement by Owner. • Pre-commissioning and Commissioning instructions; • Initial Start-up and shut down procedures including both normal and emergency shutdown (E-N/P); • Operation and maintenance manuals.; and • Marine facilities operating procedures manual. The schedule for preparation of pre-commissioning, commissioning and start-up documentation shall be mutually agreed by Contractor and Owner. Contractor shall provide electronic copies of the final versions of the forgoing documents upon agreement with Owner. Manuals and procedures shall include the specific training subjects listed under Section 20.2 of this SOW. Page 52 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Preparation of the operations manual required under 33 CFC 127.305 and 49 CFR 193.2509 (and FERC guidelines) and the marine operations manual shall be the responsibility of Owner based on the operating and maintenance manuals provided by Contractor. 20.0 CONTRACTOR PROVIDED TRAINING FOR OWNER PERSONNEL Contractor shall provide training for up to [***] ([***]) Owner’s operations and maintenance personnel. Owner’s operations personnel will assist Contractor in start-up and initial operations of the Facility. Owner will provide operating and maintenance personnel for training in accordance with the Agreement. 20.1 UPDATING OF OPERATIONS TRAINING SIMULATOR Contractor shall update Phase 1 Facilities operations training simulator to include Train 4. The training simulator update shall be used for typical start-up, operating, and upset scenarios of Train 4. Contractor shall propose a list of scenarios to include with the training simulator. The updated training simulator shall be ready to begin operator training not later than one (1) year prior to RFSU for Train 4. 20.2 PREPARATION OF TRAINING MATERIALS Contractor shall prepare and provide training materials necessary for training of Owner’s operations and maintenance personnel in all activities, including but not necessarily limited to: • Process overview; • First aid; • OSHA compliance training; • Visitor induction (training for general visitors to Site before access to Site); • General Subcontractor induction (training for Subcontractor before access to Site); • Fire & emergency response; • Permit to work training; • Confined space entry / awareness; • Lock-out / tag-out; • Storage & handling of hazardous wastes; • Operations training simulator update (See Section 20.1 of this SOW); • Mechanical discipline specific training; • Electrical discipline specific training; • Instrument & control discipline specific training; and • Telecoms systems discipline specific training; 20.3 PREPARATION OF TRAINING MATERIALS FOR SUBCONTRACTOR EQUIPMENT PACKAGES Contractor shall arrange for Subcontractor (vendor) Equipment package providers to prepare and supply training materials necessary for training of Contractor’s and Owner’s personnel in installation, commissioning, start-up, operation and maintenance of such Equipment. 20.4 TRAINING COURSES Contractor shall provide all required training courses, including any by Subcontractors, for Owners operations and maintenance personnel. Training shall be based on operational roles and responsibilities.

Page 53 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Contractor shall advise and get agreement with Owner for use of any third-party training programs or providers. [***]. 20.5 TRAINING COURSES FOR VENDOR EQUIPMENT PACKAGES Contractor shall arrange for Equipment Subcontractors to provide training of Owner’s operation and maintenance personnel. All course manuals and instruction books shall be provided to trainees at the beginning of the course. Training and training materials shall be in the English language. 21.0 ASSISTANCE TO OWNER 21.1 REQUIRED SUBMISSIONS TO REGULATORY AGENCIES Contractor shall be responsible to maintain any Permit-required design change logs. Any logs already in progress will be handed over to Contractor’s custody upon Agreement execution. Contractor shall, when requested, provide technical assistance to Owner in relation to the engineering specification and operation of the facilities and systems included in Contractor’s scopes of work. Such technical information shall include preparation and packaging of the design documentation required to support each Permit application or submission for regulatory purposes, including submissions for release of construction packages, and documentation needed to obtain operating license(s) that is within the scope of the Facility and requirements of the Agreement. 21.2 TECHNICAL SUPPORT TO OWNER’S REGULATORY SERVICES CONSULTANTS Contractor shall provide technical information related to the design, construction, commissioning, start- up and operation of the Facility to Owner’s third-party regulatory consultants when requested and to the extent necessary to support Owner’s regulatory obligations. 22.0 THIRD-PARTY INTERFACES Third-party interfaces and associated dates of supply for the Work will be per the Agreement. The following sections address the main Project third-party interfaces: 22.1 FEED GAS SUPPLY INTERFACE WITH RIO BRAVO PIPELINE Contractor shall perform the following: • Exchange of engineering information necessary to define the operating and design conditions for both the Facility and the natural gas pipeline custody transfer battery limit metering station; • Exchange of engineering information necessary to define the precise locations and details for the following connections between natural gas pipeline company and the Project:  Piping (assumed at fence-line perimeter), and  Electrical, instrument and telecommunications cabling, coiled for installation in the local equipment room; • Mount Rio Bravo Pipeline cabinets in the CCB, and connect to ABB-provided operator panels in the Central Control Room; and • Coordinate construction activities with natural gas pipeline company to minimize interference between each other’s activities. Page 54 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 All other works within the Rio Bravo Pipeline Company LLC custody transfer battery limit metering station shall be performed by Rio Bravo Pipeline Company LLC. 22.2 NOT USED 22.3 NOT USED 22.4 NOT USED 22.5 138 KV SWITCHYARD INTERFACE WITH AEP (POMPANO) Contractor shall supply and install 138kV point of interconnection structures installed outside the AEP Pompano switchyard. Point of interconnection structures shall serve as point of interconnect with AEP. Contractor shall supply and install 138kV feeder cables from the 138kV Point of interconnection structures to the Facility’s Main Intake Substation 2 (“MIS-2”). Cable installation shall be between MIS-2 and overhead termination structures provided by Contractor that will be the point of interconnect with AEP. Contractor shall supply and install all required fiber optic cables between MIS-2 and the 138kV point of interconnection structures. Contractor to provide any required hardware to facilitate connection of fiber optic cables. AEP shall make all the required connections onto their own equipment. Contractor shall perform the following: • Contractor shall provide all necessary exchange of engineering information necessary with the contractor responsible for design, construction, commissioning, and start-up of the new Switchyard to fully define the operating and design parameters, precise locations and details for connection to the power connection. Such information exchange shall be through Owner. • Tie-in to the new 138 kV supply when available in accordance with agreement reached between Owner and AEP, and to commission and operate the interconnection in accordance with procedure agreed with AEP; • Underground single core 138 kV cable connecting MIS-2 to the overhead termination structures near AEP’s Pompano switchyard • Cable shall be provided by Contractor. • The cable shall be laid by Contractor over the full length of the cable,. During detailed design Contractor and Owner shall mutually agree on the exact routing of the cable and the location of the overhead termination structures to be located adjacent to the Pompano switchyard. • The overhead termination structures shall include required hardware, to be approved by Owner, to facilitate overhead cable termination by AEP. Owner will share details of the ACSR overhead conductors, the OPGW wire, and fiber optic cable from AEP so that Contractor can provide appropriate hardware. • Contractor shall terminate the cable onto the GIS 138 kV switchgear at MIS 2 and at the overhead termination structures. • Contractor is requested to share their proposed cable specifications with Owner at the earliest opportunity. Owner will share the specification with AEP and obtain comment if any. • Cable for control and protection connecting protection elements at both side of the circuit. • The cables shall be laid underground at Teminal area. AEP will complete the overhead crossing over the fence to the 138kV point of interconnection. Page 55 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 • Contractor shall terminate the cable onto the GIS 138kV switchgear protection and control elements at MIS-2 • Status indication of Pompano switchyard in Facility Electrical Control and Monitoring system • Contractor shall provide an FO cable for status indication of Pompano switchyard into the Terminal ECMS (Electrical Control and Monitoring System). • During detailed design Contractor and AEP shall mutually agree on which status signals to transmit from Pompano switchyard into the Facility ECMS. These are to be replicated from the connection to MIS-1 • Contractor will terminate the fiber optic cable onto the Facility ECMS • The cable will be a minimum two (2) 24 cores Fiber Optic cables. • Contractor is responsible for all cable testing (of Contractor supplied cables), HV as well as FO loop testing (up to the overhead termination structure). • AEP is responsible for protection setting and functional testing except for testing ECMS. • All testing shall be performed in close cooperation between AEP and Contractor. • Construction Power • Contractor is responsible for engaging with AEP into an agreement to obtain a MV electrical connection to the grid that can be used for Facility construction purposes. • AEP informed Owner that AEP will build a MV overhead circuit connection from present Port Isabel switchyard to Union Carbide switchyard near Brownsville harbor. The overhead circuit will run just north of Highway 48. This MV circuit will be available for Contractor to obtain construction power for the Facility construction phase. For details regarding this new circuit, such as voltage level, tie-in point details, maximum power capacity and other relevant details required for Contractor to design construction power system, Contractor may contact AEP. All other works within the AEP switchyard shall be performed by AEP, or a third-party contractor appointed by AEP. 22.6 NOT USED 22.7 TEMPORARY FENCING AND UTILITIES FOR EXPANSION OPTIONS In a similar fashion as the SIMOPS description for future options on expansion steps, such as the construction of the LNG truck-loading bays and fourth LNG storage tank, followed by further masterplan components of the Expanded Facility, shall always be accompanied by a detailed plan to: • Regulate construction access and temporary facilities segregation from operating units; • Contain extra safety precautions and readiness to stop work and evacuate on demand; • Provide laydown areas and access routes to support expansion steps; • Arrange for metering to segregate utilities used for construction from Owner’s operations usage; and • Embed in the design of various disciplines space and tie-in provisions for expansion steps, to avoid Facility shutdowns. 22.8 BROWNSVILLE NAVIGATION DISTRICT TARIFF Contractor shall familiarize itself with the Port of Brownsville Tariff No. 6 issued on December 6, 2016 and effective as of March 1, 2017 (as amended) and the authorized rates, rules and regulations governing the use of the BSC. Contractor shall include in its scope the cost of all wharfage, port, harbor and other Page 56 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 charges incurred through Contractor and its Subcontractors’ and Sub-subcontractor’s use of the POB facilities to access the Site during construction, Commissioning, start-up and testing of the Facility. 22.9 ENVIRONMENTAL IMPACT STATEMENT DIVISION OF RESPONSIBILITY FERC issued a Draft Environmental Impact Statement in October 2018 and a Final Environmental Impact Statement on April 26, 2019 (collectively, the “EISs”). Contractor and Owner have reviewed the action items set forth in such EISs and, as between Owner and Contractor, have developed and agreed a division of responsibilities (“DOR”) for each Party’s obligations in relation to the action items set forth in the EISs. The items identified in Appendix A-1 as being Contractor actions are included within this SOW. Any changes to Appendix A-1 shall be implemented in accordance with the terms of the Agreement. 23.0 FACILITIES FOR OWNER PERSONNEL 23.1 OFFICE ACCOMMODATION FOR OWNER PERSONNEL IN CONTRACTOR’S HOME OFFICE Contractor shall provide the following serviced office accommodation for Owner personnel in Contractor’s Home Office: • Five (5) offices (walled, standard size); • Ten (10) cubicles (standard size); and • One (1) 12-person capacity dedicated conference room. Contractor shall provide Owner with access to Contractor’s networked printer and scanning facilities locally. Owner will supply all computers for Owner’s personnel. 23.2 TEMPORARY FACILITIES PROVIDED AT SITE BY CONTRACTOR FOR OWNER’S PROJECT PERSONNEL Contractor shall provide the following serviced temporary Project Site offices for Owner’s project personnel up to SC of Train 4. [***]. 24.0 PERFORMANCE GUARANTEES AND PERFORMANCE TESTING Contractor shall provide Performance Guarantees as required by the Agreement. Contractor shall carry out Performance Tests to demonstrate the Facility meet the Performance Guarantees and Minimum Acceptance Criteria specified in the Agreement. 25.0 PROCESS LICENSE FEES Contractor shall obtain the APCI, BASF and [***] process licenses and novate to Owner. Contractor shall include the cost of APCI, BASF and [***] process license fees required for the design of the Project.

Page 57 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 26.0 DOCUMENT NUMBERING Contractor shall number general project documents and engineering deliverables per the Phase 1 Owner numbering specification (RG-NTD-000-DM-PRC-00001). This will require Contractor to request document numbers for Engineering Technical Documents before they are issued. For Contractor's documents that are other than Engineering Technical Documents (such as material requisitions and PO's, subcontracts, supplier/subcontractor documents) Owner will require Contractor to provide its intended Document Numbering, Revision and Issue States Specification for such items after NTP. Documents require Owner document number, and the attributes will be required for each document. 27.0 RECORD AS-BUILT DRAWINGS AND SPECIFICATIONS Contractor shall provide Record As-built Drawings and Specifications as required by the Agreement. 28.0 HANDOVER DOCUMENTATION Contractor shall provide handover documentation as part of SC of Train 4, as required by the Agreement. Most information shall be available prior to RFSU to support start-up and initial operations. 29.0 INFORMATION SYSTEMS FOR OWNER USE Contractor shall set up and implement those information systems necessary to perform detailed engineering, design, procurement, construction, pre-commissioning, Commissioning and start-up of the facilities, and for initial operation of Train 4, between RFSU and SC of the Train 4. Contractor shall obtain, and provide native format all baseline data required to load Owner’s operations and maintenance information management tools to deliver seamless transition to Owner for Owner’s operation and maintenance commencing at SC of Train 4. [***]. 30.0 EXCLUSIONS FROM CONTRACTOR’S SCOPE OF WORK Owner will provide in accordance with Agreement Attachment V: • Natural Gas Supply Owner will supply sufficient natural gas as required by Contractor for efficient commissioning, start-up and operation of the Project. • Permanent Power Supply Owner will provide power for the start-up and initial operation of Train 4 from commencement of commissioning activities for Train 4. • Permanent Water Supply Owner will provide water for the start-up and initial operation of Train 4 from RFSU. • Permanent Sewage Disposal Owner will provide for sewage disposal from the permanent Facility from RFSU of Train 4. • Permanent Internet Connection Owner will provide for permanent internet service for the Facility following SC of Train 1. • Plant Security Prior to SC Train 4, Train 4 areas of scope (as shown in Attachment Z) shall be separated from Trains 1, 2 and 3 using a temporary fence provided and installed by Contractor. Access to and from Page 58 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Trains 1, 2 and 3 after substantial completion of each such Train (including Utilities, LNG Tank 1 and 2 area and Jetties) will be controlled by Owner. • Call-off and General Service Contracts The following call-off services will be supplied by Owner as of SC of Train 4: • Equipment maintenance contracts (LTSA); • General maintenance and turnaround contracts; • ICSS support; • Laboratory operations • Analyzer reference gas supply. • Computer hardware (laptops, desktops, workstations) and software for Owner’s use will be provided by Owner. • Owner will obtain certain Permits listed in the Agreement. 31.0 [***] Page 59 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 APPENDIX A-1: ENVIRONMENTAL IMPACT STATEMENT COMMITMENTS The “Appendix A-5 Environmental Impact Statement Commitments” document was transmitted through Asite from Phase 1 Owner to Contractor on May 24, 2019. The Parties hereby agree that this document is incorporated by reference into the Agreement and forms a part of the Scope of Work, and such document is fully incorporated into the Agreement as if fully repeated therein. APPENDIX A-2: [***] [***] Page 60 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001

APPENDIX A-3: [***] [***] Page 61 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 APPENDIX A-4: [***] [***] Page 62 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 APPENDIX A-5: [***] [***] Page 63 of 63 This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, Rio Grande LNG Train 4, LLC and/or its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between Company and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of Company and in certain cases, its licensors. Company reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AMENDED AND RESTATED EPC SCOPE OF WORK OF THE TRAIN 4 FACILITY RG2-NTD-000-PE-SOW-0001 Redacted version SCHEDULE A-2 EPC BASIS OF DESIGN FOR RIO GRANDE LNG FACILITY RG-NTD-000-PE-BOD-00001 [***] This document, and the information it contains, are the property of or contains intellectual property that has been licensed to, NextDecade i LNG, LLC (“NextDecade”) for use by NextDecade and its affiliates (“Company”). This document and its contents are “Confidential Information” as such term is used in relevant agreements between NextDecade and the recipient. It may not be disclosed internally or to third parties without the prior, express approval of NextDecade and in certain cases, its licensors. NextDecade reserves all rights in relation to the misappropriation or misuse of this document and the Confidential Information that it contains. Please refer to your legal department regarding the terms and conditions of use. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement

Execution version SCHEDULE A-3 AGREED CHANGE ORDERS # Description Owner Change Number from Phase 1 1 AIMS & CMMS Scope Development Transfer to Owner EC00115 2 TWIC Fence Around LNG Tanks EC00142 3 138kV Point of Interconnect Location EC00166 4 Heat Exchanger - RBPL FEED Gas - Low Arrival Temperature Mitigation EC00185 5 International Fire Code Changes Required by TDLR EC00170 6 PCHE Removal Capability EC00178 7 EFG - Piping Tie-Ins EC00146 8 Heavy Hydrocarbon Contamination Mitigation Measures EC00183 9 HP Fuel Gas Mixing Drum - Engineering & Procurement EC00191 10 ISBL Train Feed Gas Heater - Engineering & Procurement EC00198 11 Unit 17 Hot Gas Recycle Line EC00196 12 Long Lead Valves for Inlet Feed Gas Heaters - Engineering & Procurement EC00214 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement A-3-1 Redacted version ATTACHMENT B CONTRACTOR DOCUMENT DELIVERABLES RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-2 1. INTRODUCTION In addition to the other requirements under the Agreement, Contractor shall be responsible for providing Owner with all the Drawings, Specifications, other documents, electronic models and electronic databases required under this Attachment B but not strictly limited to those listed below but required to be provided by Contractor to Owner under the Agreement. Hereinafter, any reference to documents shall mean the Drawings, Specifications and other documents, electronic models and electronic databases (the “Documents”) required under this Attachment B, unless specifically stated otherwise. 2. OBJECTIVES The objective of this Attachment B is to provide the requirements for the creation, issuance, review, approval, incorporation of comments, as-built, and handover of documents required to be provided by Contractor to Owner under the Agreement. Where Contractor uses Subcontractor for documents listed in Schedule B-1, the requirements in Attachment B on Contractor will apply to Subcontractor. 3. DOCUMENT MANAGEMENT, DISTRIBUTION, AND OWNER RESPONSE Contractor and its Subcontractors shall prepare all documents as and when necessary for the performance of the Work, and in addition, Contractor shall distribute or make available to Owner the documents described in this Attachment B within the times required under this Attachment B. Within [***] ([***]) Days after issuance of NTP, Contractor shall issue a revision to the document register currently used for the Phase 1 Facilities that will incorporate Train 4 (hereinafter “Master Document Register”) containing a listing of the required documents pertinent to the Work authorized by such Notice that Contractor is aware of at the time of its issuance as defined in Section 3.3B of Agreement. This Master Document Register shall be updated throughout the Project as the design, engineering, procurement, construction, commissioning, start-up, and training progresses and the need for further documentation is identified. A separate document register will be developed by Contractor for Equipment Subcontractor documentation and issued to Owner for review. Except as otherwise provided in the Agreement, Contractor shall issue the document transmittal by email to an email address designated by Owner. The transmittal for the associated documents shall state the action to be taken, i.e. “For Review” or “For Information.” Schedule B-2 provides a representative listing of the requirements for Equipment Subcontractor documentation and descriptions of the contents of such documentation to be provided by Equipment Subcontractors. Contractor shall distribute to Owner the Equipment Subcontractor documentation in Schedule B-2 in accordance with the timing defined by Schedule B-2. For purposes of this Attachment B, “Equipment Subcontractor” shall mean any Subcontractor or Sub- RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-3 subcontractor that manufactures or supplies Equipment. 3.1. Contractors Document Management System Contractor shall populate and maintain a common to industry electronic document management system (“EDMS”) for the duration of the Project. The Contractor EDMS shall maintain historical versions of previously issued documents as well as recordings of revision logs. The EDMS shall facilitate access to Project documentation from any location where Work is performed including engineering offices, fabrication facilities and the Site. Contractor’s EDMS shall be the storage location for all Project electronic documentation. Any hard copy (paper) documents shall be filed and maintained in a structured filing system residing at Contractor’s home office or Site. 3.2. Document Issuance Classification In addition to other requirements of the Agreement, Schedule B-1 provides details of documents Owner requires for its review and comment, or for its approval or not approved as provided in Section 3.3C of the Agreement (labeled in Schedule B-1 as “Review” or “Approval” accordingly), or for its information only (labeled in Schedule B-1 as “For Information”). 3.2.1. For Review In accordance with Section 3.3C of the Agreement, Owner shall be entitled to review and provide comments, which Contractor shall consider but is not obligated to incorporate unless the comment relates to a non-compliance with the requirements of the Agreement, are listed as “For Review” in Schedule B-1 and Schedule B-2. 3.2.2. For Approval In accordance with Section 3.3C of the Agreement, Owner shall be entitled to review and approve or not approve all documents listed as “For Approval” in Schedule B-1 and Schedule B-2. 3.2.3. For Information Documents labeled in Schedule B-1 and Schedule B-2 as “For Information” is to keep Owner informed as to the development and progress of the Project. Contractor shall review any comments provided by Owner with respect to such “For Information” but is not obligated to incorporate or respond unless the comment relates to a specifically documented non-compliance with the requirements of the Agreement.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-4 3.3. Document Return Classification When Contractor issues a document “For Approval”, Owner may at its discretion undertake a review of the document in accordance with Section 3.3C of the Agreement. Owner will issue a response to Contractor containing the return classification and associated comments in accordance with Section 3.3C.3 of the Agreement. Contractor shall review one (1) set of consolidated written comments provided by Owner, in a format to be mutually agreed by the Parties, with respect to such “For Approval” documents and advise Owner of their disposition. Owner’s return classification and any associated comments with respect to such documents shall in no way limit or alter Contractor’s responsibility to perform and complete the Work in accordance with the requirements of the Agreement. When documents from the Phase 1 Work are replicated, the document will be Issued for Information. When documents from the Phase 1 Work are revised, these documents will be issued per Schedule B-1 and B-2 below, and Owner’s comments to the changed (not replicated) portion of the deliverable will be treated per issued for Approval/Review/Information in Schedule B-1 and B-2 below. Owner comments made to unmodified portions of the deliverable from the Phase 1 Work will be addressed pursuant to Section 3.2.3. 3.3.1. Approved When Owner takes no exception to any information presented in the document and has no associated comments, Owner will issue to Contractor a response as “Approved” in accordance with Section 3.3C of the Agreement. In this case Contractor may proceed with the Work as so indicated in the document. 3.3.2. Approved with Comments When Owner takes no exception to the overall document but has specific comments in relation to the document, Owner will issue to Contractor a response as “Approved with Comments” in accordance with Section 3.3C.3 of the Agreement. In this case Contractor shall incorporate Owner’s comments in the document, issue the document for use (and in parallel issue the revised document to Owner for information) and proceed with the Work as so indicated in the revised document. At Owner’s discretion, Owner will review the issued document to confirm that comments are appropriately reflected in the document and, where necessary, notify Contractor of any discrepancies related to such comments. Upon Contractor’s receipt of such notification, Owner and Contractor will in a timely manner agree as to the final content of the document and Contractor will revise and re-issue the document accordingly. 3.3.3. Not Approved When Owner takes specific exception to the document, Owner will issue to RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-5 Contractor a response as “Not Approved” and provide Contractor a written statement describing the reasons for such non-approval in accordance with Section 3.3C.3 of the Agreement. In this case Contractor shall promptly revise and re- submit the document “For Approval” in accordance with Section 3.3C.5 of the Agreement. If Owner does not issue any comments, proposed changes or approvals or non- approvals within such time periods set forth in Section 3.3C.3 of the Agreement, Contractor may proceed in accordance with 3.3C.4 of the Agreement. 4. AS-BUILT DOCUMENT CLASSIFICATION Contractor shall use the procedure describing the process for the management of Progress As-Built documents and Record As-Built documents (collectively, “As-Builts”) that was developed during Phase 1 Work, which included: • identification of deliverables to be As-Built • the handover of As-Builts • the approach that shall be used to verify the technical correctness and completeness of the information in relation to the As-Builts • criteria used to determine whether any particular document categorized as As-Built in Schedule B-1 shall be revised to represent the observed as-built condition. Contractor shall utilize the following two (2) criteria to define the completed status of documents: 4.1. As-Built (“AB”) The information contained in this category of Drawings and Specifications is subject to satellite verified dimensional control and/or visual survey and shall be verified by Contractor as (i) conforming to the tolerances specified on the Drawings and Specifications, and (ii) being a true representation of the as-built condition of the Work. During the Commissioning and start-up of various portions of the Train 4 Facility, Progress As-Builts (redline mark-ups) shall be maintained in a conspicuous location in the administration building and upon request be made available to Owner’s representatives for inspection. Record As-Builts shall be revised to the next available revision number and date-stamped as a Contractor authorized “As-Built.” The incorporation of as-built information into documents to produce the Record As-Builts shall be undertaken using the same means by which prior revisions were produced. Issuance of Record As-Built documents containing any hand written or redline mark-up information, discoloration, holds or clouds is strictly not allowed. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-6 The requirements for As-Built documents pursuant to Section 3.3F of the Agreement shall apply equally to documents created by Contractor and those documents issued to Contractor by its Subcontractors and Sub-subcontractors. The categories of documents required to be verified in accordance with this Section 4.1 are shown in Schedule B-1. 4.2. Latest Issue Revision (“LR”) This category of documents is limited to its latest issued revision, including those documents that have been updated in accordance with the Contractor change control system to reflect the latest “Issued for Construction” or “Issued for Design” or “Issued for Information” status of the document. The accuracy of the content of “LR” Drawings, Specifications and other documents may not be verified by dimensional or visual survey and is only representative. 5. DOCUMENT HANDOVER Contractor shall utilize the procedure developed during Phase 1 Work describing handover of documentation to Owner including: • how documents will be indexed and organized for handover • the transmittal media to be used for electronic file handover • the packaging and shipping of hard-copy documents • type and structure of associated metadata • the schedule identifying the dates by which documents will be handed over. • detailed formats for hard-copy documentation Unless otherwise prescribed in the Agreement, Contractor shall provide to Owner an electronic copy of all documents required in this Attachment B and elsewhere in the Agreement. For Record As-Built documents required under the Agreement, Contractor shall provide Owner with Record As-Built Drawings in electronic format identified in Schedule B-1 and the formats set forth in Section 3.3F of the Agreement. For certain categories of documents specified in Schedule B-1 Contractor shall provide to Owner one (1) paper hard copy in the format described in this Attachment B. Equipment Subcontractor documentation may be delivered in the same format as received from the Equipment Subcontractor provided they follow the requirements herein (including those set forth in Section 5.4 below) or otherwise mutually agreed upon by Owner and Contractor that the information is structured and indexed in a consistent format. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-7 Documents shall contain specific references (by document number, title, and revision number) to related documentation. Where documents refer to specific equipment, the full equipment tag numbers shall be identified. Any exceptions to this requirement shall be subject to approval by Owner. All documentation included in the handover document package shall be issued with a formal handover transmittal that indexes all Drawings and documents included in the handover document package. 5.1. General Requirements for Electronic Documents For any documents for which i) Adobe PDF files are required, ii) the native software application file is available and iii) the document requires a certification stamp or signature on one page, Contractor shall provide the PDF produced directly from the native software application and append a scanned image of the stamp or signature page to the electronic Adobe PDF file. Wherever Adobe PDF files are produced from scanning hard copies, the resulting files shall be searchable Adobe PDF files. All Contractor-generated Drawings shall be provided in Adobe PDF format and the native file format indicated in Schedule B-1. The conversion of Drawings originating in native file formats other than the format indicated in Schedule B-1 shall not result in the loss of data imbedded references, scaling, or impair its legibility. All custom files required to display and/or edit native files within their respective applications shall be turned over to Owner along with the associated, application configuration files, external reference files, custom fonts, custom drawing borders, material databases and materials specifications to the extent required to display and/or edit native files. The use of custom fonts shall be avoided where reasonably possible. 5.1.1. Preparation for Handover For the final document handover of electronic files, such files shall be imbedded in a folder structure that replicates the document indices and categories defined elsewhere in this Attachment B. The “file name” shall be the assigned document number, and the following information shall be ascribed to the files as metadata: • Document title; • Originating computer program (e.g., MS Word, AutoCAD); • Discipline (e.g., electrical, process, construction); • Revision Number; • Issuance Date; • Source Company (either Contractor or Subcontractor);

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-8 5.1.2. Electronic Databases Schedule B-1 includes as part of the Documents certain electronic models, simulations, and database files. Such Documents shall be provided in fully native format along with all associated setup, configuration and reference files necessary to assure full functionality. In addition, no such models, simulations or database files shall be restricted by password protection or other security features that in any way limits their functionality. 5.2. General Requirements for Paper (Hard Copy) Documents Any paper hard copy of documentation required to be provided to Owner pursuant to Schedule B-1 shall also be provided in electronic form in accordance with Section 5.1 of this Attachment B. All hard copies of Drawings, Specifications and other documents shall, unless specified otherwise, be clean, legible 11” x 17” size for Drawings and 8-1/2” x 11” size for other documents, free from any type of handwritten or redline mark-up information or discoloration. The legibility of Drawings shall not be impaired if they are photo-reduced to 11” x 17” size or have punched holes. The technical content of a Drawing or Specification shall not be obscured by the inclusion of foreign stamps. 5.3. Engineering Documentation Requirements 5.3.1. Engineering Documentation General Requirements Document number and document revision shall be consistent, complete and clearly visible on all documents. Page numbers shall be clearly visible on multi-page documents and on each page show the page number and total number of pages. Document attributes shall be visible on the document front sheet or drawing. For engineering documentation, electronic Adobe PDF files shall be created directly from the native application software and be fully searchable without the need for optical character recognition. All engineering documents shall be issued final according to their appropriate classification as defined in Schedule B-1, including any that are As-Built and shall be issued with a formal handover transmittal. A complete handover document index shall be provided meeting the requirements of this Attachment B. This index shall be issued to Owner for review no later than [***] ([***]) Days prior to RFSU of Train 4. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-9 5.3.2. Engineering Documentation Handover All Contractor submittals of engineering documents to Owner shall be organized in categories, with each category organized based on the type of document submitted. Listed below are illustrative examples of categories. • Specifications • Calculations • Drawings • General Documents and Reports • Agreement Procedures • Electronic Databases 5.4. Equipment Subcontractor Documentation Requirements 5.4.1. General Requirements Contractor shall require that Equipment Subcontractor data books and manufacturing record books containing the documents required by Schedule B-2, the format of which shall be defined in the procedure described in Section 5.0. All documents and Drawings shall be individually numbered and registered in the EDMS in a manner consistent with the structure and indexing requirements set forth herein or otherwise agreed upon in writing between Owner and Contractor. The integrity of internal cross-references shall be maintained. Document number and document revision shall be consistent, complete and clearly visible on all documents. Page numbers shall be clearly visible on multi-page documents. All documents within the Equipment Subcontractor data books and manufacturing record books shall be Adobe PDF files created from the native application software or a scanned image meeting the requirements of this Attachment B. All final Equipment Subcontractor handover document packages shall have a Contractor acceptance stamp signed by the package engineer verifying that the required documentation has been approved and all other documentation has been reviewed, is complete and technically accurate. 5.4.2. Equipment Subcontractor Documentation Handover All Contractor submittals of Equipment Subcontractor documentation to Owner shall be organized in categories, with each category organized based on the type of document submitted. Listed below are examples of categories. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement B-10 • Equipment Subcontractor Purchase Order Information – this shall include Equipment Subcontractor contract information, copy of purchase order (unpriced except for any spare parts which shall be priced), master index; • Equipment Subcontractor Engineering Documents • Equipment Subcontractor Engineering Drawings • Equipment Subcontractor Manufacturing Records – this shall include certificate of conformity, ITP’s, WPS, weld maps, list of tagged items, certificates and reports by tagged item; and • Equipment Operating Information – this shall include installation information, operation information, maintenance information, special tools, consumables, utility requirements. 5.5. Commissioning, Start-up, and Performance Testing Documentation Requirements Commissioning, start-up, and Performance Testing documentation shall comply with the requirements of this Attachment B, Attachment M, and Attachment S. 5.6. Documents to Support Regulatory Submissions Contractor shall provide documentation required to support periodic filings with regulatory agencies including the FERC in accordance with Section 3.12 of the Agreement. 6. FILES NEEDED FOR MAINTENANCE OF PLANT SOFTWARE Contractor shall prepare and maintain a list of all handheld devices, laptops and related software packages that are required for future maintenance adjustments associated with Equipment-related local logic control stations. For all computer based programmable Equipment supplied by Contractor as part of the Work, Contractor shall provide Owner with a list of all software necessary to maintain the programmable Equipment, and provide any Contractor owned customized configuration files needed for the use of such software, in both Adobe PDF and native file formats. 7. CONCURRENT ENGINEERING Contractor shall coordinate with Owner when Owner’s drawings are required to be modified as part of the Work. B-1-11 SCHEDULE B-1 OUTLINE OF OWNER DOCUMENT SUBMITTAL REQUIREMENTS FOR REVIEW OR INFORMATION In addition to the requirements under the Agreement, Contractor shall be responsible for providing Owner with the documents required under this Schedule B-1 and Drawings, Specifications and other documents not listed below but required under the Agreement. This Schedule B-1 is applicable to documents Contractor is responsible to provide, unless otherwise addressed in Schedule B-2. Where a Hard Copy is required, it will only be required during the As Built phase. [***]

B-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE B-2 OUTLINE OF MINIMUM EQUIPMENT SUBCONTRACTOR DOCUMENT REQUIREMENTS BY EQUIPMENT CATEGORY In addition to the requirements elsewhere in the Agreement, Contractor shall be responsible for providing Owner with Equipment Subcontractor documentation, issued “For Information” or “For Review” (including Drawings and Specifications) required under this Schedule B-2 and other Equipment Subcontractor documentation not listed below but required under the Agreement. The listing below represents the expected types of documents typically produced by Subcontractors for the listed Equipment categories. The list is indicative only, and Contractor shall provide a listing as part of the register that will be developed by Contractor specifically for Equipment Subcontractor documentation. Contractor will issue to Owner the document list specific to each item of Equipment provided during the execution of the Work. Documents identified by “R”, “A”, and “I” shall be issued “For Review”, “For Approval”, and “For Information” respectively. Contractor shall issue to Owner the documents described in this Schedule B-2 within [***] ([***]) Days of receiving such documents from the Subcontractor. Comments from Owner shall be consolidated with Contractor’s comments prior to the issuance of comments to the Sub- contractor. [***] RGLNG T4 – Bechtel Train 4 Amended and Restated EPC Agreement C-1 Redacted version ATTACHMENT C PAYMENT SCHEDULE [***] SCHEDULE C-1 EARNED VALUE CONTRACT PRICE BREAKDOWN RGLNG T4 – Bechtel Train 4 Amended and Restated EPC Agreement C-1-1 [***] SCHEDULE C-2 PAYMENT MILESTONES RGLNG T4 – Bechtel Train 4 Amended and Restated EPC Agreement C-2-1 [***]

SCHEDULE C-3 MAXIMUM CUMULATIVE PAYMENT SCHEDULE RGLNG T4 – Bechtel Train 4 Amended and Restated EPC Agreement C-3-1 [***] SCHEDULE C-4 NOT USED RGLNG T4 – Bechtel Train 4 Amended and Restated EPC Agreement C-4-1 Execution version D-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT D FORM OF CHANGE ORDER Execution version D-1-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE D-1 CHANGE ORDER FORM (for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C) PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 CHANGE ORDER NUMBER: EFFECTIVE DATE OF CHANGE ORDER: The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary) Adjustment to Contract Price The original Contract Price was .......................................................................................................... $ Net change by previously authorized Change Orders (# ) (see Appendix 1) ........................... $ The Contract Price prior to this Change Order was ............................................................................. $ The Aggregate Equipment Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of .................................................................................................................................. $ The Aggregate Labor and Skills Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of .................................................................................................................................. $ The new total Aggregate Equipment Price will be .............................................................................. $ The new total Aggregate Labor and Skills Price will be ..................................................................... $ The new Contract Price including this Change Order will be .............................................................. $ Adjustment to Key Dates The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified): The Key Date for will be (increased)(decreased) by ( ) Days. The Key Date for as of the date of this Change Order therefore is ( ) Days after NTP. (list all Key Dates that are modified by this Change Order using the format set forth above) The Guaranteed Date of will be (increased)(decreased) by ( ) Days. The Guaranteed Date of as of the effective date of this Change Order therefore is ( ) Days after NTP. (list all Guaranteed Dates that are modified by this Change Order using the format set forth above) Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) Impact on Payment Schedule (including, as applicable, Payment Milestones): Impact on Maximum Cumulative Payment Schedule: Impact on Minimum Acceptance Criteria:

D-1-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Impact on Performance Guarantees: Impact on Basis of Design: Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: Select either A or B: [A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: Contractor Owner [B] Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above. Owner Contractor Name Name Title Title Date of Signing Date of Signing D-1-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Appendix 1 Previously Authorized Change Orders Redacted version D-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE D-2 CHANGE DIRECTIVE FORM (for use when Owner issues a Change Directive pursuant to Section 6.1E or 6.2D) PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 CHANGE DIRECTIVE NUMBER: EFFECTIVE DATE OF CHANGE DIRECTIVE: You are hereby directed to make the following change(s) in the Agreement: (attach additional documentation if necessary) Consideration for the Work specified for this Change Directive shall be paid as provided in the Agreement. When signed by Owner and received by Contractor, this document becomes effective IMMEDIATELY as a Change Directive, and Contractor shall commence with the performance of the change(s) described above within [***] ([***]) Business Days of its receipt unless another time is expressly stated above. This Change Directive is signed by Owner’s duly authorized representative. Owner Name Title Date of Signing Execution version D-3-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE D-3 OWNER’S CHANGE REQUEST FORM

OWNER’S CHANGE ORDER REQUEST FORM – PART 1 of 2 D-3-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement OWNER NOTIFICATION (To be completed by Owner) PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 OWNER’S CHANGE ORDER REQUEST NUMBER: DATE OF THIS CHANGE ORDER REQUEST: Description of the Proposed Change to the Work: Owner requests Contractor to review and respond to this Owner’s Change Order Request, as follows: Reference Documents: Owner: By Name Title Date Contractor shall reply within the time required under Section 6.1 of the Agreement by completing Part 2 of the Change Order Request Form and submitting it to Owner. This Change Order Request shall not be considered a Change Order or Change Directive to the Agreement. A Change Order may only occur by the Parties executing a Change Order in the form of Schedule D-1 to the Agreement, and a Change Directive may only occur by Owner issuing a Change Directive in the form of Schedule D-2 to the Agreement. OWNER’S CHANGE ORDER REQUEST FORM – PART 2 of 2 D-3-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CONTRACTOR RESPONSE (To be completed by Contractor) PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 OWNER’S CHANGE ORDER REQUEST NUMBER: DATE OF THIS CHANGE ORDER REQUEST: Description of the Work to be performed and a program for its execution: Reference Documents: Preliminary assessment of the effect (if any) such request, were it to be implemented by Change Order, would have on the Changed Criteria (including any changes to the Contract Price, Key Dates, the Scope of Work or any other Changed Criteria): (Attach additional documentation if necessary) Contractor shall provide the following as part of Contractor’s preliminary assessment: Commencement Date: Estimated Duration: Change in Contract Price: Change in Aggregate Equipment Price: Change in Aggregate Labor and Skills Price: Change in Payment Schedule: Impact on Key Dates (Y/N), if “yes,” ROM impact on such Key Dates: Owner: Contractor: By By Name Name Title Title Date Date This Change Order Request shall not be considered a Change Order or Change Directive to the Agreement. A Change Order may only occur by the Parties executing a Change Order in the form of Schedule D-1 to the Agreement, and a Change Directive may only occur by Owner issuing a Change Directive in the form of Schedule D-2 to the Agreement. Execution version D-4-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE D-4 CONTRACTOR’S CHANGE NOTICE FORM CONTRACTOR’S INITIAL CHANGE NOTICE FORM – PART 1 of 2 (To be completed by Contractor in accordance with Sections 6.2B and 6.5A of the D-4-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Agreement) PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 CONTRACTOR’S CHANGE NOTICE NUMBER: DATE OF THIS CHANGE NOTICE: Contractor provides notice of the following proposed change(s) in the Agreement: (attach additional documentation, if necessary) Detailed Explanation, Facts and Reasons Upon Which Contractor’s Notice of Proposed Change(s) is Based: (provide details of all known and presumed facts upon which Contractor’s claim is based, including the character, duration and extent of such circumstance, the date Contractor first knew of such circumstance, any activities impacted by such circumstance, the estimated cost and time consequences of such circumstance (including showing the impact of such circumstance, if any, on the critical path of the CPM Schedule) and any other reasons, details, or information that are expressly required under the Agreement) Contractor shall provide the following as part of Contractor’s preliminary assessment: Commencement Date: Estimated Duration: Change in Contract Price: Change in Aggregate Equipment Price: Change in Aggregate Labor and Skills Price: Change in Payment Schedule: Impact on Maximum Cumulative Payment Schedule: Impact on Minimum Acceptance Criteria: Impact on Performance Guarantees: Impact on Basis of Design: Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: Impact on Key Dates (Y/N), if “yes,” ROM impact on such Key Dates: This Contractor’s Initial Change Notice is signed by Contractor’s duly authorized representative. By Name Title Date

CONTRACTOR’S DETAILED CHANGE NOTICE FORM – PART 2 of 2 (To be completed by Contractor in accordance with Section 6.5B of the Agreement) D-4-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 CONTRACTOR’S CHANGE NOTICE NUMBER: DATE OF THIS CHANGE NOTICE: Contractor proposes the following change(s) in the Agreement: (attach Part 1: CONTRACTOR’S INITIAL CHANGE NOTICE FORM), and provide any further detailed explanation of the proposed change(s) and attach additional documentation, if necessary) Detailed Reasons for Proposed Change(s) (in addition to Part 1: CONTRACTOR’S INITIAL CHANGE NOTICE FORM), provide any further detailed reasons for the proposed change, and attach all documentation reasonably requested by or necessary for Owner to determine the factors necessitating the possibility of a Change Order) Requested Adjustments to Agreement (attach all documentation and details required by the Agreement to provide to Owner a comprehensive written estimate, including applicable detailed estimates and cost records, time sheets summary, and a graphic demonstration using the CPM Schedule, showing Contractor’s entitlement to a time extension to the Key Dates) The effect, if any, which such proposed Change Order would have on any Changed Criteria Contract Price Adjustment (including adjustments to the Aggregate Equipment Price and Aggregate Labor and Skills Price): Adjustment to Key Dates: Adjustment to Guaranteed Substantial Completion Date: Adjustment to Final Completion Date: Adjustment to Payment Schedule: Adjustment to Performance Guarantees: Adjustment to Minimum Acceptance Criteria: Adjustment to Basis of Design: Adjustment to Scope of Work: Other adjustments to liability or obligations of Contractor or Owner under the Agreement: (Attached to this Contractor’s Change Notice is a breakdown of the requested Contract Price adjustment between Aggregate Equipment Price and Aggregate Labor and Skills Price and all other Work.) D-4-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement This Contractor’s Change Notice is signed by Contractor’s duly authorized representative. By Name Title Date D-5-1 Redacted version SCHEDULE D-5 PRICING FOR CHANGE ORDERS AND CHANGE DIRECTIVES [***]. Rates for Changes - Home Office Hourly Labor Rates Line Item Number Job Description [***] [***] ST Rate (US$) OT Rate (US$) ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year Project Management 1 Project Director [***] [***] [***] [***] 2 Project Manager [***] [***] [***] [***] 3 Commerical Manager [***] [***] [***] [***] 4 Project Management Clerical [***] [***] [***] [***] HSE 5 Safety Manager [***] [***] [***] [***] 6 Environmental Manager [***] [***] [***] [***] 7 Project Safety Personnel [***] [***] [***] [***] 8 Safety Clerical [***] [***] [***] [***] QA/QC 9 QA/QC Management [***] [***] [***] [***] 10 Quality Assurance Engineers [***] [***] [***] [***] 11 Quality Control Engineers [***] [***] [***] [***] 12 QA/QC Clerical [***] [***] [***] [***] Estimating 13 Estimator [***] [***] [***] [***] 14 Estimating Clerical [***] [***] [***] [***] Project Controls 15 PC Manager [***] [***] [***] [***] 16 PC Cost [***] [***] [***] [***] 17 PC Planning & Scheduling [***] [***] [***] [***] 18 PC Quantity Surveying & Progress [***] [***] [***] [***] 19 PC Clerical [***] [***] [***] [***] Finance & Accounting 20 Project Controller [***] [***] [***] [***] 21 Accounting Manager [***] [***] [***] [***] 22 Sr. Project Accountant [***] [***] [***] [***] Rates for Changes - Home Office Hourly Labor Rates D-5-2 Line Item Number Job Description [***] [***] ST Rate (US$) OT Rate (US$) ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year 23 Project Accountant/Biller [***] [***] [***] [***] 24 Accounting Clerical [***] [***] [***] [***] Other Support Staff 25 HR / Admin [***] [***] [***] [***] 26 IT [***] [***] [***] [***] Procurement 27 Procurement Management [***] [***] [***] [***] 28 Logistics Specialist [***] [***] [***] [***] 29 Buyers [***] [***] [***] [***] 30 Expeditors [***] [***] [***] [***] 31 Inspectors [***] [***] [***] [***] 32 Purchasing Clerical [***] [***] [***] [***] 33 Materials Manager [***] [***] [***] [***] 34 Materials Control Lead [***] [***] [***] [***] 35 Materials Specialist [***] [***] [***] [***] 36 Preservation Coordination [***] [***] [***] [***] 37 Materials Clerical [***] [***] [***] [***] Construction - Home Office 38 Sr. Construction Director [***] [***] [***] [***] 39 Construction Manager [***] [***] [***] [***] 40 Technical Services Manager [***] [***] [***] [***] 41 Project Field Engineer [***] [***] [***] [***] 42 Discipline Engineer [***] [***] [***] [***] 43 Discipline Superintendents [***] [***] [***] [***] 44 Construction Coordinators [***] [***] [***] [***] 45 Construction Automation [***] [***] [***] [***] 46 Workforce Planner [***] [***] [***] [***] 47 IR Mananger [***] [***] [***] [***] 48 Area Manager [***] [***] [***] [***] 49 Construction Clerical [***] [***] [***] [***] Subcontracts 50 Subcontracts [***] [***] [***] [***] 51 Subcontracts Administrator [***] [***] [***] [***] Commissioning and Startup 52 Commissioning & Startup Manager [***] [***] [***] [***] 53 Commissioning & Startup Personnel [***] [***] [***] [***] Project Engineering Management & Support [***] [***] [***] [***] 54 Project Engineering Manager [***] [***] [***] [***] 55 Senior Project Engineer [***] [***] [***] [***] 56 Project Engineer [***] [***] [***] [***]

Rates for Changes - Home Office Hourly Labor Rates D-5-3 Line Item Number Job Description [***] [***] ST Rate (US$) OT Rate (US$) ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year 57 Project Engineering Clerical [***] [***] [***] [***] PROCESS ENGINEERING & DESIGN 58 Engineer - Principal / Lead [***] [***] [***] [***] 59 Engineer - Senior [***] [***] [***] [***] 60 Engineer [***] [***] [***] [***] 61 Designer - Principal / Lead [***] [***] [***] [***] 62 Designer - Senior [***] [***] [***] [***] 63 Designer [***] [***] [***] [***] SAFETY & ENVIRONMENTAL ENGINEERING & DESIGN 64 Engineer - Principal / Lead [***] [***] [***] [***] 65 Engineer - Senior [***] [***] [***] [***] 66 Engineer [***] [***] [***] [***] 67 Designer - Principal / Lead [***] [***] [***] [***] 68 Designer - Senior [***] [***] [***] [***] 69 Designer [***] [***] [***] [***] CIVIL/STRUCTURAL ENGINEERING & DESIGN 70 Engineer - Principal / Lead [***] [***] [***] [***] 71 Engineer - Senior [***] [***] [***] [***] 72 Engineer [***] [***] [***] [***] 73 Designer - Principal / Lead [***] [***] [***] [***] 74 Designer - Senior [***] [***] [***] [***] 75 Designer [***] [***] [***] [***] MECHANICAL ENGINEERING & DESIGN 76 Engineer - Principal / Lead [***] [***] [***] [***] 77 Engineer - Senior [***] [***] [***] [***] 78 Engineer [***] [***] [***] [***] 79 Designer - Principal / Lead [***] [***] [***] [***] 80 Designer - Senior [***] [***] [***] [***] 81 Designer [***] [***] [***] [***] PIPING ENGINEERING & DESIGN 82 Engineer - Principal / Lead [***] [***] [***] [***] 83 Engineer - Senior [***] [***] [***] [***] 84 Engineer [***] [***] [***] [***] 85 Designer - Principal / Lead [***] [***] [***] [***] 86 Designer - Senior [***] [***] [***] [***] 87 Designer [***] [***] [***] [***] ELECTRICAL ENGINEERING & DESIGN 88 Engineer - Principal / Lead [***] [***] [***] [***] 89 Engineer - Senior [***] [***] [***] [***] 90 Engineer [***] [***] [***] [***] Rates for Changes - Home Office Hourly Labor Rates D-5-4 Line Item Number Job Description [***] [***] ST Rate (US$) OT Rate (US$) ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year 91 Designer - Principal / Lead [***] [***] [***] [***] 92 Designer - Senior [***] [***] [***] [***] 93 Designer [***] [***] [***] [***] I&C ENGINEERING & DESIGN 94 Engineer - Principal / Lead [***] [***] [***] [***] 95 Engineer - Senior [***] [***] [***] [***] 96 Engineer [***] [***] [***] [***] 97 Designer - Principal / Lead [***] [***] [***] [***] 98 Designer - Senior [***] [***] [***] [***] 99 Designer [***] [***] [***] [***] Engineering Systems (IT, Idocs etc) 100 Information Management [***] [***] [***] [***] 101 EDMS (iDocs) Support [***] [***] [***] [***] 102 CAD Support [***] [***] [***] [***] 103 Engineering IT (EIT) Support [***] [***] [***] [***] DOCUMENT MANAGEMENT 104 Manager / Lead [***] [***] [***] [***] 105 Supervisor / Lead [***] [***] [***] [***] 106 Specialist - Principal [***] [***] [***] [***] 107 Specialist - Senior [***] [***] [***] [***] 108 Specialist [***] [***] [***] [***] ADDS Process Safety 109 Engineer - Principal / Lead [***] [***] [***] [***] 110 Engineer - Senior [***] [***] [***] [***] 111 Engineer [***] [***] [***] [***] Geotech 112 Engineer - Principal / Lead [***] [***] [***] [***] 113 Engineer - Senior [***] [***] [***] [***] 114 Engineer [***] [***] [***] [***] MET 115 Engineer - Principal / Lead [***] [***] [***] [***] 116 Engineer - Senior [***] [***] [***] [***] 117 Engineer [***] [***] [***] [***] Marine 118 Engineer - Principal / Lead [***] [***] [***] [***] 119 Engineer - Senior [***] [***] [***] [***] 120 Engineer [***] [***] [***] [***] D-5-5 Rates for Changes - Office Space Line Item Number Job Description [***] [***] Daily Weekly Monthly Daily Weekly Monthly Home Office 1 Office - Large [***] [***] [***] [***] [***] [***] 2 Office - Small [***] [***] [***] [***] [***] [***] 3 Cubicle [***] [***] [***] [***] [***] [***] 4 Conference Room - Small [***] [***] [***] [***] [***] [***] Site 5 Prefabricated Office Unit (11.75' x 60') [***] [***] [***] [***] [***] [***] 6 Site Bathroom Trailer (11.75' x 56') [***] [***] [***] [***] [***] [***] Rates for Changes - Field Indirect Staff Hourly Labor Rates D-5-6 Line Item Number Job Description [***] ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year Project Management 1 Proj Dir [***] [***] 2 Sr Proj Mgr [***] [***] 3 Proj Mgr [***] [***] 4 Sr Commercial Mgr [***] [***] 5 Commercial Mgr [***] [***] 6 Commercial Spec [***] [***] 7 Estimator [***] [***] Safety 8 Site HSE Dir [***] [***] 9 HSE Mgr [***] [***] 10 HSE Supv [***] [***] 11 Safety Technician [***] [***] 12 Environmental Mgr [***] [***] 13 HSE Technician [***] [***] Project Controls 14 Proj Ctrls Mgr [***] [***] 15 Lead Cost Spec [***] [***] 16 Sr Cost Spec [***] [***] 17 Cost Spec [***] [***] 18 Lead Scheduling Spec [***] [***] 19 Sr Scheduling Spec [***] [***] 20 Scheduling Spec [***] [***] 21 Lead Quanitity Surv/Prog Spec [***] [***] 22 Sr Quantity Surv/Prog Spec [***] [***] 23 Quantity Surv/Prog Spec [***] [***] Construction 24 Sr Const Director [***] [***] 25 Sr Const Mgr [***] [***] 26 Const Mgr [***] [***] 27 Sr Const Tech Svs Mgr [***] [***] 28 Const Tech Svs Mgr [***] [***] 29 Const Tech Svs Coord [***] [***] 30 Const Tech Svs Spec [***] [***] 31 General Supt [***] [***] 32 Area Supt [***] [***] 33 Const TES Mgr [***] [***]

Rates for Changes - Field Indirect Staff Hourly Labor Rates D-5-7 Line Item Number Job Description [***] ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year 34 Completions Mgr [***] [***] Human Resources 35 Sr HR Mgr [***] [***] 36 HR Mgr I [***] [***] 37 HR Admin/Coord I [***] [***] Administration [***] [***] 38 Const Admin Mgr (Office Manager) [***] [***] 39 Const Admin Supv [***] [***] 40 Sr Admin Asst [***] [***] 41 Admin Asst I [***] [***] Document Management 42 Document Ctrls Mgr [***] [***] 43 Document Ctrls Supv [***] [***] 44 Sr Document Ctrls Spec [***] [***] 45 Document Ctrls Spec [***] [***] 46 Document Control [***] [***] Quality Management 47 Sr Quality Mgr [***] [***] 48 Quality Mgr [***] [***] 49 Quality Supv [***] [***] 50 Quality Engr [***] [***] 51 Quality Insp [***] [***] 52 Quality Spec [***] [***] Finance / Accounting 53 Proj Sr. Acctnt [***] [***] 54 Proj Acctnt [***] [***] 55 Payroll Clerk [***] [***] 56 Timekeeper [***] [***] IT 57 IT/Information Management Manager [***] [***] 58 IT/Information Management Technician [***] [***] 59 Procurement & Material Management 60 Buyer [***] [***] 61 Sr. Expeditor [***] [***] 62 Expeditor [***] [***] 63 Purchasing Clerk [***] [***] 64 Matls Mgmt Supv [***] [***] Rates for Changes - Field Indirect Staff Hourly Labor Rates D-5-8 Line Item Number Job Description [***] ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year 65 Matls Mgmt Coord [***] [***] 66 Matls Mgmt Spec [***] [***] 67 Material Control [***] [***] 68 Whse Supv [***] [***] 69 Toolroom [***] [***] Subcontracts 70 Subcontracts Mgr [***] [***] 71 Subcontracts Coordinator [***] [***] 72 Subcontracts Administrator [***] [***] Commissioning 73 Sr Commissioning Mgr [***] [***] 74 Commissioning Supt [***] [***] 75 Sr Commissioning Spec [***] [***] 76 Commissioning Spec [***] [***] Rates for Changes - Field Direct Craft Professional Hourly Labor Rates D-5-9 Line Item Number Job Description [***] ST Rate (US$) OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year Boiler Maker 1 General Foreman [***] [***] 2 Foreman [***] [***] 3 Journeyman [***] [***] 4 Apprentice / Helper [***] [***] Bricklayer / Mason [***] [***] 5 General Foreman [***] [***] 6 Foreman [***] [***] 7 Journeyman [***] [***] 8 Apprentice / Helper [***] [***] Carpenter [***] [***] 9 General Foreman [***] [***] 10 Foreman [***] [***] 11 Journeyman [***] [***] 12 Apprentice / Helper [***] [***] Electrician [***] [***] 13 General Foreman [***] [***] 14 Foreman [***] [***] 15 Journeyman [***] [***] 16 Apprentice / Helper [***] [***] Instrument [***] [***] 17 General Foreman [***] [***] 18 Foreman [***] [***] 19 Journeyman [***] [***] 20 Apprentice / Helper [***] [***] Iron Worker [***] [***] 21 General Foreman [***] [***] 22 Foreman [***] [***] 23 Journeyman [***] [***] 24 Apprentice / Helper [***] [***] Laborer [***] [***] 25 General Foreman [***] [***] 26 Foreman [***] [***] 27 Journeyman [***] [***] 28 Apprentice / Helper [***] [***] Millwrights [***] [***] 29 General Foreman [***] [***] Rates for Changes - Field Direct Craft Professional Hourly Labor Rates D-5-10 I I I I I I I I Line Item Number Job Description [***] ST Rate (US$) [ OT Rate (US$) Work Week (Days / Hours) Available Work Hours per Year [ [ 30 Foreman [***] [***] 31 [ Journeyman [***] [***] 32 Apprentice / Helper [***] [***] [Operators [***] [***] 33 General Foreman [***] [***] 35 Foreman [***] [***] 35 Journeyman [***] [***] 36 Apprentice / Helper [***] [***] [Painters [***] [***] 37 General Foreman [***] [***] 38 Foreman [***] [***] 39 Journeyman [***] [***] 40 Apprentice / Helper [***] [***] [Pipe Fitters [***] [***] 41 General Foreman [***] [***] 42 Foreman [***] [***] 43 Journeyman [***] [***] 44 Apprentice / Helper [***] [***] [Scaffold Builders [***] [***] 45 General Foreman [***] [***] 46 Foreman [***] [***] 47 Journeyman [***] [***] 48 Apprentice / Helper [***] [***]

Redacted version ATTACHMENT E RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement E-1 KEY DATES AND DELAY LIQUIDATED DAMAGES SCHEDULE E-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement E-2 KEY DATES CONTRACTOR KEY DATES – TRAIN 4 1. RFSU – Train 4 [***] 2. RLFC – Train 4 [***] 3. Guaranteed Substantial Completion Date – Train 4 [***] Attached hereto in Schedule E-1A is a level 1 schedule for Train 4. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement E-3 SCHEDULE E-1A LEVEL 1 EPC SCHEDULE FOR TRAIN 4 [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement E-4 SCHEDULE E-2 SUBSTANTIAL COMPLETION DELAY LIQUIDATED DAMAGES Substantial Completion Delay Liquidated Damages In accordance with Sections 13.1A and 13.1.B of the Agreement, if Substantial Completion occurs after the Guaranteed Substantial Completion Date (as adjusted by Change Order), for Train 4, Contractor shall pay to Owner Substantial Completion Delay Liquidated Damages in the amounts set forth in this Attachment E for each Day, or portion thereof, of delay until Substantial Completion occurs for Train 4, subject to the limitations in Section 20.2 of the Agreement, [***]. SUBSTANTIAL COMPLETION DELAY OF TRAIN 4 Per Day Delay Liquidated Damages Amount [***] to [***] Days after the Guaranteed Substantial Completion Date $[***] [***] to [***] Days after the Guaranteed Substantial Completion Date $[***] [***] to [***] Days after the Guaranteed Substantial Completion Date $[***] [***] to [***] Days after the Guaranteed Substantial Completion Date $[***] [***] to [***] Days after the Guaranteed Substantial Completion Date $[***] More than [***] Days after the Guaranteed Substantial Completion Date $[***] [***]

Redacted version F-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT F KEY PERSONNEL AND CONTRACTOR’S ORGANIZATION The persons named in the table below, in accordance with Section 2.2A of the Agreement, are designated by Contractor and approved by Owner as Key Personnel. Key Personnel shall be assigned full time to the Work for the entire duration of the Project unless otherwise specified in this Attachment F. Without limiting the requirements of the Agreement, before any Key Personnel are assigned to the Project, the full names and 1-2 page résumés of nominated Key Personnel shall be provided to and approved by Owner. [***]. Replacements of any Key Personnel during the Project shall be in accordance with Section 2.2A of the Agreement. NAME POSITION MOBILIZATION DATE (no later than referenced milestone) DEMOBILIZATION DATE (no earlier than referenced milestone) [***] [***] [***] Substantial Completion [***] [***] [***] Substantial Completion [***] [***] [***] Substantial Completion [***] [***] [***] Substantial Completion [***] [***] [***] Final Completion [***] [***] [***] Final Completion [***] [***] [***] Substantial Completion [***] [***] [***] Substantial Completion [***] [***] [***] Final Completion F-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CONTRACTOR’S ORGANIZATION The diagram below illustrates the organizational structure to be implemented for the Work by Contractor, which includes significant roles to be filled by any Subcontractor personnel. [***] G-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version ATTACHMENT G APPROVED SUBCONTRACTORS AND SUB-SUBCONTRACTORS SECTION 1 G-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement List of potential Subcontractors and Sub-subcontractors that may have Subcontracts or Sub-subcontracts with an aggregate value in excess of [***] U.S. Dollars (U.S. $[***]). [***]

SECTION 2 G-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement List of Subcontractors and Sub-subcontractors with whom Contractor has agreed to subcontract on a sole- source basis for that portion of the Work specified. [***] SECTION 3 G-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement List of potential Subcontractors and Sub-subcontractors that may have Subcontracts or Sub-subcontracts with an aggregate value less than [***] U.S. Dollars (U.S. $[***]) but nevertheless are providing work deemed critical by Owner. [***] Execution version H-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT H NOTICE TO PROCEED FORMS Execution version H-1-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE H-1 FORM OF LIMITED NOTICE TO PROCEED Date: Via Electronic and Certified Mail [ ] [ ] [ ] Attention: [ ] Re: Limited Notice to Proceed Pursuant to Sections 5.2A and 5.2B of the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”), dated as of June 7, 2025 (the “Agreement”), this letter shall serve as a Limited Notice to Proceed from Owner to Contractor authorizing Contractor to proceed with that certain portion of the Work as described below pursuant to the terms and conditions of the Agreement: (“LNTP Work”). Contractor is authorized under this Limited Notice to Proceed to incur no more than U.S. Dollars (U.S. $ ) for performance of the foregoing LNTP Work with cancellation costs not to exceed [ ] U.S. Dollars (U.S. $ ). The amount for the LNTP Work shall cover these activities for the time frame from the Amended and Restated Execution Date through [ ]. No other amounts are authorized under this Limited Notice to Proceed for any other services, labor or Work. Contractor shall be paid for such specified LNTP Work pursuant to the terms and conditions of the Agreement. Owner: Contractor: By By Name Name Title Title Date Date cc: [ ] [ ]

Execution version H-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE H-2 FORM OF NOTICE TO PROCEED Date: Via Electronic and Certified Mail [ ] [ ] [ ] Attention: [ ] Re: Notice to Proceed Pursuant to Section 5.2C of the Amended and Restated Fixed Price Turnkey Agreement for the engineering, procurement and construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”), dated as of June 7, 2025 (the “Agreement”), Owner having fulfilled all conditions precedent set forth in Section 5.2C of the Agreement for the issuance of the Notice to Proceed, this letter shall serve as the Notice to Proceed from Owner to Contractor authorizing Contractor to immediately proceed with the Work upon receipt of this letter pursuant to the terms and conditions of the Agreement. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: cc: [ ] [ ] Redacted version H-3-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE H-3 LNTP NO. 1 Redacted Confidential RGLNG TRAIN 4 LIMITED NOTICE TO PROCEED #1 Date: March 7, 2025 Via Electronic and Certified Mail Bechtel Energy Inc. 2105 CityWest Blvd. Houston, Texas 77042 Attention: [***] Re: RGLNG Train 4 Limited Notice to Proceed #1 Pursuant to Section 5.2A and 5.2B of the Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”), dated as of August 5, 2024 (the “Agreement”), this letter (“LNTP No. 1”) shall serve as a Limited Notice to Proceed from Owner to Contractor authorizing Contractor to proceed, pursuant to the terms and conditions of the Agreement and this LNTP No. 1, with that certain portion of the Work described in Exhibit A hereto and as further described in Exhibit C hereto (“LNTP No. 1 Work”). Terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement. Contractor is authorized under this LNTP No. 1 to invoice, and Owner shall pay in consideration of Contractor's performance of LNTP No. 1 Work, the amounts set forth in Exhibit B hereto. No other amounts are authorized under this Limited Notice to Proceed for any other services, labor or Work other than for LNTP No. 1 Work. This LNTP shall automatically terminate on [***], unless extended by mutual written agreement of the Parties or terminated earlier, in each case, pursuant to the terms and conditions of the Agreement. In the event LNTP is not extended or NTP has not occurred by [***], the Contractor shall demobilize personnel and Construction Equipment related to the Train 4 Facility and cancel any Subcontracts that are related to the Train 4 Facility. In such case, Owner shall have care, custody and control of the Site and the Work (including the LNTP No. 1 Work) effective [***] and (a) Owner shall perform or cause to be performed any maintenance activities required to maintain the Site and Work in the same condition as received on [***] until issuance of NTP; and (b) if the Work or Site is damaged while Owner has such care, custody and control, Owner shall repair such Work at its cost as a condition precedent to issuing NTP. Exhibits: Exhibit A – LNTP No. 1 Work – Summary Exhibit B – LNTP No. 1 – Payment and Progress Exhibit C – LNTP No. 1 Work – Detailed Description 45033684v2 H-4-1 Confidential H-4-2 Owner: Rio Grande LNG Train 4, LLC Contractor: Bechtel Energy Inc. [***] [***] Name: [***] Title: [***] Date: [***] Name: [***] Title: [***] Date: [***] cc: [***] [***]

Confidential H-4-3 [***] Exhibit A LNTP No. 1 Work – Summary Confidential H-4-4 [***] Confidential H-4-5 Exhibit B LNTP No. 1 – Payment and Progress [***] Confidential H-4-6 Exhibit C LNTP No. 1 Work – Detailed Description [***]

Confidential H-4-7 [***] Confidential H-4-8 [***] Execution version H-4-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE H-4 NOT USED Execution version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement I-1 ATTACHMENT I FORM OF CONTRACTOR’S INVOICES

Execution version RGLNG T4 – Bechtel – Train 4 EPC Agreement I-1-1 SCHEDULE I-1 FORM OF CONTRACTOR’S INTERIM INVOICE PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility – Train 4 OWNER: Rio Grande LNG Train 4, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: June 7, 2025 INVOICE NUMBER: DATE OF INVOICE: , 20 This Invoice covers Payment Milestone No(s). set forth in Schedule C-2 of the Agreement and covers the Month ending , 20 (“Current Date”). Contractor hereby makes application for payment to Owner as shown below in connection with the above referenced Agreement between the Parties. 1. Original Aggregate Equipment Price (Section 7.1B.1 of Agreement) ........................... U.S.$ 2. Net change by executed Change Orders (Exhibit 1, column D total) ............................ U.S.$ 3. Aggregate Equipment Price to date (Line 1 + Line 2) ................................................... U.S.$ 4. Original Aggregate Labor and Skills Price (Section 7.1B.2 of Agreement) .................. U.S.$ 5. Net change by executed Change Orders (Exhibit 1, column C total) ............................ U.S.$ 6. Aggregate Labor and Skills Price to date (Line 4 + Line 5) .......................................... U.S.$ 7. Total for completion of Work based on Earned Value for this Month (Attachment C)U.S.$ 8. Total for completion of Work based on Payment Milestones for this Month (Attachment C) ............................................................................................................. U.S.$ 9. Total earned on Change Directives for this Month (Exhibit 2) ..................................... U.S.$ 10. Total for this Month (Line 7 + Line 8 + Line 9)............................................................ U.S.$ 11. Previous cumulative amount Invoiced .......................................................................... U.S.$ 12. Carry over amount from previous Month (Line 17 from prior Invoice) ........................ U.S.$ 13. Total carry over from previous Month plus total for this Month (Line 10 + Line 12) . U.S.$ 14. Maximum cumulative Invoice amount through this Month (from Schedule C-3) ......... U.S.$ 15. Maximum Invoice amount for this Month (Line 14 – Line 11) ..................................... U.S.$ 16. Acceptable Invoice amount for this Month (lesser of Line 13 and Line 15) ............. U.S.$ 17. Carry over to next Month due to Maximum Cumulative Payment Schedule (Line 13 – Line 16) ....................................................................................................... U.S.$ 18. Direct Trade Measure Costs .......................................................................................... U.S.$ 19. Current Payment Due .................................................................................................. U.S.$ 20. Total invoiced to date for Provisional Sum Work (Exhibit 6 of Schedule I-1) .............. U.S.$ Contractor certifies that (i) the Work is progressing in accordance with the Key Dates and Monthly Updated CPM Schedule, except to the extent (if any) expressly set forth in the current Monthly Progress Report; (ii) the Work described in or relating to this Invoice has been performed and supplied in accordance with the Agreement; (iii) all quantities and prices in this Invoice or attached Exhibits are correct and in accordance with the Agreement and the referenced Payment Milestone(s) and Work for which Earned Value payments are requested are complete; (iv) Contractor is entitled to payment of the amount set forth as “Current Payment Due” in this Invoice, and such Current Payment Due constitutes in full all amounts due and owing as of the Current Date; (v) the Work and any portion thereof described in or relating to this Invoice and all previous invoices are free and clear of all liens, security interests and encumbrances through the date of this Invoice; (vi) all Subcontractors have been paid the monies due and payable for Work performed in connection with the Project (except for any amounts owed such Subcontractors for Work billed under this Invoice); (vii) fully completed and executed Interim Lien and Claim Waivers from Contractor and all Major Subcontractors, are attached to this Invoice; (viii) if requested by Owner, fully completed and executed Interim Lien and Claim Waivers from each Major Sub-subcontractor; (ix) Contractor has attached to this Invoice an itemization of the Texas state sales and use tax in the form of Exhibit 3 to this Schedule I-1 (“Contract Price Itemization for Sales and Use Tax Purposes”); (x) attached to this Invoice is all documentation supporting Contractor’s request for payment as required under the Agreement; and (xi) this Invoice is signed by an authorized I-1-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement representative of Contractor. Contractor Signed: Name: Title: Date: , 20 Subscribed and sworn to before me this day of , 20 . Notary Public My Commission Expires: , 20 I-1-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY – TRAIN 4 INVOICE NUMBER INVOICE DATE , 20 OWNER APPROVAL AMOUNT APPROVED by Owner for Payment: US$ Owner Signed: Name: Title: Date: , 20 The AMOUNT APPROVED by Owner is without prejudice to any rights of Owner under the Agreement. Explanation is listed below or attached if the AMOUNT APPROVED is less than the amount requested by Contractor under this Invoice: EXHIBIT 1 I-1-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LIST OF EXECUTED CHANGE ORDERS The following Change Orders have been executed as of the Current Date by Owner and Contractor pursuant to Section 6.1D or Section 6.2C. A B C D E No. Description of Change Order Aggregate Labor and Skills Price Change (U.S.$) Aggregate Equipment Price Change (U.S.$) Total Price Change (U.S.$) Total

EXHIBIT 2 I-1-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CHANGE DIRECTIVES WORK COMPLETED UNDER CHANGE DIRECTIVES: The following Work has been completed for active Change Directives executed by Owner in accordance with Section 6.1E or Section 6.2D of the Agreement up through the Month ending , 20 (“Current Date”). Change Directive No. Description of Change Directive Month Monthly Value of Work Completed (U.S.$) for each Active Change Directive Total Value of Work Completed (U.S.$) for each Active Change Directive Total Change Directive Work earned for the invoiced Month Note: Closed Change Directives converted to executed Change Orders are excluded. EXHIBIT 3 I-1-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CONTRACT PRICE ITEMIZATION FOR SALES AND USE TAX PURPOSES Component Original Value Adjustments due to Change Order(s) Current Value Amount Earned To Date Amount Remaining Aggregate Equipment Price Aggregate Labor and Skills Price Contract Price (total from above lines) EXHIBIT 4 I-1-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement INTERIM LIEN AND CLAIM WAIVERS EXHIBIT 5 I-1-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement INFORMATION REQUIRED OR REQUESTED BY OWNER

EXHIBIT 6 I-1-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement PROVISIONAL SUM WORK Provisional Sum Work. The following Provisional Sum Work has been completed in accordance with the Agreement, including Attachment JJ. Month of Invoice Provisional Sum Work Approved Amount (U.S.$) Total = I-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Execution version SCHEDULE I-2 FORM OF CONTRACTOR’S FINAL INVOICE Project Name: Rio Grande Natural Gas Liquefaction Facility – Train 4 Invoice Date: Contract Date: Invoice Number: Payment Terms: Attention: Remittance Information: Rio Grande LNG Train 4, LLC Bank: [Name] Address: [Title] Account Name: [Address] Sort Code: [Address] Account Number: SWIFT Code: This Invoice covers payments for the Work during the period from , 20 to , 20 (“Current Date”). Contractor hereby makes application for payment to Owner for the Work as shown below in connection with the above referenced Agreement between the Parties. Train 4 Amount 1 Original Aggregate Equipment Price (Section 7.1B.1 of Agreement) 2 Net change by executed Change Orders 3 Aggregate Equipment Price to date 4 Original Aggregate Labor and Skills Price (Section 7.1B.2 of Agreement) 5 Net change by executed Change Orders 6 Aggregate Labor and Skills Price to date 7 Original Contract Price 8 Net change by Change Order (Exhibit 1) 9 Contract Price to date 10 Cumulative amount previously invoiced (excluding Direct Trade Measure Costs) 11 Current month amount invoiced for the Earned Value achieved (see Exhibit 2) 12 Current month amount invoiced for Milestones completed (see Exhibit 3) 13 Total current month amount invoiced (Invoice amount for this month) (Line 11 plus Line 12) 14 Direct Trade Measure Costs I-2-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 15 Current Payment Due (Line 13 plus Line 14) 16 Cumulative amount invoiced to date (excluding Direct Trade Measure Costs) 17 Balance of Contract Price remaining (Line 9 less line 16) Submitted by: [ ] By: Name: Title: REMIT VIA WIRE TRANSFER TO: [ ] [Address] [City], TX [Zip] Bank Name: Bank Account #: ABA/Routing #: CHIPS ID#: I-2-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement EXHIBIT 1 – LIST OF EXECUTED CHANGE ORDERS Change Order No. Change Order Description Train 4 Amount Total

EXHIBIT 2 – CURRENT MONTH AMOUNT INVOICED FOR THE EARNED VALUE I-2-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ACHIEVED Train 4 1. Contract Price to date 2. Cumulative Percent Completion % Achieved by end of current month 3. Cumulative Earned Value Achieved (Line 2 multiplied by Line 3) 4. Cumulative amount previously invoiced for Earned Value Achieved 5. Current month amount invoiced for the Earned Value achieved (Line 4 less Line 5) Note: Required supporting documentation is attached hereto. EXHIBIT 3 – CURRENT MONTH AMOUNT INVOICED FOR MILESTONES COMPLETED I-2-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Milestone No. Milestone Description Train 4 Amount Current month amount invoiced for Milestones completed Note: Required supporting documentation is attached hereto. EXHIBIT 4 – CONTRACT PRICE ITEMIZATION FOR SALES AND USE TAX PURPOSES I-2-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Component Original Value Adjustments due to Change Order(s) Current Value Amount Earned To Date Amount Remaining Aggregate Equipment Price Aggregate Labor and Skills Price EXHIBIT 5 – LIST OF FINAL LIEN AND CLAIM WAIVERS ATTACHED I-2-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement No. Name Note: Required supporting documentation is attached hereto.

EXHIBIT 6 – CONTRACTOR STATEMENT SUMMARIZING AND RECONCILING ALL I-2-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement PREVIOUS INVOICES [Contractor to attach final statement] EXHIBIT 7 – CONTRACTOR AFFIDAVIT RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Contractor certifies that (i) all Work (except for that Work and obligations that survive the termination or expiration of the Agreement) has been fully and completely performed in accordance with the terms of the Agreement, including the completion of all Punchlist items; (ii) all quantities and prices in this final Invoice or attached Exhibits are correct and in accordance with the Agreement; (iii) fully completed and executed Final Lien and Claim Waivers from Contractor, all Major Subcontractors, as provided in Section 7.3 of the Agreement, are attached to this final Invoice; (iv) if requested by Owner, fully executed Interim Lien and Claim Waivers from all Major Sub-subcontractors; (v) all documentation and electronic databases required to be delivered by Contractor to Owner under the Agreement, including Record As-Built Drawings and Specifications, and test reports, have been delivered to Owner; (vi) all of Contractor’s, Subcontractors’ and Sub-subcontractors personnel, supplies, waste, materials, rubbish, and temporary facilities have been removed from the Site, except as permitted under Section 12.3A of the Agreement; (vii) all Subcontractors and Sub-subcontractors have been fully paid in accordance with the terms of their Subcontracts or Sub- subcontracts, except for amounts that are the subject of this final Invoice, and attached is evidence acceptable to Owner that all Subcontractors and Sub-subcontractors have been fully paid, less amounts that are the subject of this final Invoice; (viii) all payrolls, Taxes, liens, charges, claims, demands, judgments, security interests, bills for Equipment, and any other indebtedness connected with the Work has been paid; (ix) Contractor has attached to this Invoice an itemization of the Texas state sales and use tax in the form of Exhibit 4 to this Schedule I-2 (“Contract Price Itemization for Sales and Use Tax Purposes”); (x) Contractor has delivered an executed Final Completion Certificate, which has been accepted by Owner by signing such certificate; (xi) attached to this final Invoice is all documentation supporting Contractor’s request for payment as required under the Agreement; and (xii) this final Invoice is signed by an authorized representative of Contractor FOR CONTRACTOR: APPLICABLE TO INVOICE NO(S). ALL (IF ALL, PRINT ALL) DATE: SIGNED: BY: TITLE: On this day of , 20 , before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Contractor and that this document was signed under oath personally and on behalf of Contractor. Notary Public My term expires (date): I-2-9 Redacted version ATTACHMENT J RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement HEALTH, SAFETY, SECURITY, AND ENVIRONMENTAL POLICIES Table of Contents J-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 1.0 Introduction ..........................................................................................................................2 2.0 Objectives ..............................................................................................................................2 3.0 Definitions and Interpretation ............................................................................................ 2 3.1 Definitions ...................................................................................................................................... 2 3.2 Interpretation ................................................................................................................................ 2 4.0 Rights and Responsibilities ..................................................................................................2 5.0 Planning ................................................................................................................................3 5.1 Safety in Engineering and Design ................................................................................................ 3 5.2 Subcontractor and Sub-subcontractor Safety ............................................................................ 3 5.3 Construction .................................................................................................................................. 3 5.4 Commissioning .............................................................................................................................. 4 5.5 Environmental ............................................................................................................................... 4 5.6 Security .......................................................................................................................................... 4 6.0 Project HSSE Execution ......................................................................................................4 6.1 Audits ............................................................................................................................................. 4 6.2 Inspections ..................................................................................................................................... 5 6.3 Regulatory Inspections ................................................................................................................. 5 6.4 Owner Communication ................................................................................................................ 5 6.5 Training and Certification ........................................................................................................... 5 6.6 Emergency Response Team .......................................................................................................... 5 6.7 Medical Emergency Response ...................................................................................................... 5 6.8 Subcontractors and Sub-subcontractors ..................................................................................... 6 7.0 Reporting ..............................................................................................................................6 7.1 Incidents ......................................................................................................................................... 6 7.2 Leading and Lagging Indicators .................................................................................................. 6 7.3 Safety Committees. ....................................................................................................................... 7 7.4 Lessons Learned ............................................................................................................................ 7

J-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 1.0 INTRODUCTION In addition to the requirements specified in any other provision of the Agreement, this Attachment J sets out the requirements and resultant scope of activities for health, safety, security and environment (“HSSE”) to be performed by Contractor for the Project. This Attachment J does not constitute a substitute for the Contractor HSSE Plan. 2.0 OBJECTIVES The objective of this Attachment J is to provide the standards and requirements for: • Compliance with relevant regulations, permits and consents; • Contractor HSSE procedures; and • Subcontractor HSSE procedures. 3.0 DEFINITIONS AND INTERPRETATION 3.1 Definitions Capitalized terms have the meaning in the Agreement. Unless otherwise specified, Sections and Articles referenced herein refer to the applicable Section or Article in this Attachment J. 3.2 Interpretation To the extent there is a conflict between this Attachment J and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall prevail. 4.0 RIGHTS AND RESPONSIBILITIES In addition to the other responsibilities set forth herein, the Parties shall have the following responsibilities: 4.1.1 Owner rights and responsibilities: • Stop the Work in accordance with the Agreement; and • Participate in Monthly HSSE reviews organized by the Contractor. • Owner’s personnel shall adhere to Contractor’s HSSE plans and procedures in all areas where Work is being performed under the direction of Contractor. 4.1.2 Contractor rights and responsibilities: • Be responsible for health, safety, security, and environment in relation to the Project to the extent set forth in the Agreement; • Develop and maintain HSSE organization charts for Contractor’s HSSE personnel on the Project at the Site; • Review Subcontractor HSSE plans for alignment with Agreement requirements; • Develop an HSSE strategy and detailed execution plan for Owner’s comment and approval; • Develop and apply specific HSSE procedures necessary to implement Contractor’s detailed HSSE execution plan; and • HSSE execution plan and procedures shall be consistent with Contractor’s corporate policies and business practices as they relate to HSSE. J-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 5.0 PLANNING Contractor shall prepare an overall HSSE execution plan and procedures covering all Work (“HSSE Plan”). The HSSE Plan shall detail the HSSE requirements for the Contractor and Subcontractors for areas in and around the Site and other areas where Work is being performed by Contractor. The HSSE Plan will comply with requirements of Sections 2.3, 2.4, 3.6, 3.8, 3.10, 3.17, 3.19, 3.24, and 3.27 of the Agreement. Contractor shall provide to Owner the HSSE Plan for approval pursuant to Section 3.10 of the Agreement. 5.1 Safety in Engineering and Design Contractor will develop and implement a safety in design program for the detailed design and engineering to ensure that the design developed by the Contractor integrates elements of hazard identification and risk assessment methods. This program will include and be applicable to all aspects of the Work and will be made available to the Owner for review. This safety in design program shall also include ergonomic and human factors reviews of designs to ensure operability, maintainability, access and egress are duly considered. Reviews of the 3D model shall incorporate such safety in design requirements. 5.2 Subcontractor and Sub-subcontractor Safety Contractor will require that all Subcontractors and Sub-subcontractors comply with the HSSE Plan. 5.3 Construction Section 6.0 further details HSSE requirements for the Contractor to implement at Site and for all elements of the Work during construction and pre-commissioning. The HSSE Plan and procedures for the Site shall contain multiple elements to increase the visibility of HSSE protection during execution of the Work and shall include: • Posters with performance to date and safety themes; • Site induction and regular tool-box meetings; • Training of workers prior to commencing special tasks; • Competent and qualified persons list; • Identification badges that ensure controlled and necessary access to Site; • Inspection of all vehicles and Construction Equipment prior to first use on Site, with up to date testing certificates (as applicable) and/or color (tape) labelling (as applicable); • Periodic (quarterly) re-inspection and updating of color tape identification to mark fit-for use Construction Equipment; • Testing and/or verification of skills of specific groups of workers, such as divers, scaffolders, truck drivers, signal persons, excavator operators, and crane operators; • Define or make reference to scaffold tagging procedure, lock-out/tag-out procedure, permit-to-work procedure; and • A tool inspection program to ensure that only recognized, and calibrated, if necessary, tools are allowed to be used on site (i.e., home-made tools are not permitted). J-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 5.3.1 Marine Construction The provisions of Section 6.0 shall apply to all marine construction. Further, Contractor shall include in its HSSE Plan and procedures provisions to address the risks to workers and the environment during construction of the marine structures and facilities such as the marine offloading facilities, loading jetties, and any other open water activities. 5.4 Commissioning All provisions of Section 6.0 shall apply from the start of Commissioning to handover to Owner at Substantial Completion. 5.5 Environmental As part of the HSSE Plan, Contractor will develop and implement an environmental plan and associated procedures which is compliant with the requirements of the Agreement, including Sections 3.6 and 3.17 thereof, and all Applicable Law. The environmental plan will detail Contractor participation and compliance with Owner’s regulatory compliance reporting, as well as Contractor generated plans to perform the Work including storm-water pollution prevention plan, and other remedial action identification and close-out procedures. Regular Construction Equipment inspections to prevent spills and pollution shall be part of the environmental plan. 5.6 Security Contractor will develop and implement a security plan which is compliant with the requirements of the Agreement, including Sections 3.10, 3.24, 3.25, and 4.3 of the Agreement, and all Applicable Law. The security plan will detail the requirements for the physical and cyber security of offices, Subcontractor facilities, and Site. The security plan will also address the control of access for personnel (both physical and cyber), vehicles, Equipment, Construction Equipment and Hazardous Materials (including gate passes for removal from Site), and logging of access card swipes at Site. The access card system will also host the records on personnel induction training for gate entry and cross-referenced to other records for personnel allowed to enter the Site. Contractor shall deliver to Owner the security plan the earlier of [***] ([***]) Days after NTP or [***] ([***]) Days prior to commencement of the Work at the Site for Owner’s review and approval. 6.0 PROJECT HSSE EXECUTION Contractor will regularly assess the implementation of, and compliance with, the HSSE Plan. 6.1 Audits Contractor’s HSSE Plan shall include a HSSE internal audit plan. HSSE internal audits will be scheduled and executed for the measurement of compliance to and effectiveness of HSSE processes and procedures. J-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Contractor will initiate corrective actions for findings arising from such audits and track the implementation and closeout of corrective actions prior to the next scheduled audit. Planned internal audits specified in the HSSE Plan will be notified to the Owner. Summaries of Contractor’s HSSE audit reports, corrective actions and close out documentation will be made available to the Owner upon request. 6.2 Inspections As part of the HSSE Plan, Contractor will develop a Project-specific plan and schedule of weekly inspections of the Site. These inspections will be carried out by Contractor personnel with participation of Owner’s Representative, at Owners discretion. At weekly Contractor meetings, the results of the HSSE inspections will be discussed and where applicable follow-up actions and responsibilities will be assigned. Subcontractor’s own HSSE personnel shall carry out their own worksite inspections. 6.3 Regulatory Inspections As part of the HSSE Plan, Contractor will implement a procedure to address regulatory inspections. This procedure will include a requirement to inform Owner of regulatory inspections, request participation, and make available the findings of the inspections to the extent specified in the Agreement. 6.4 Owner Communication Communication requirements are described in Attachment X. 6.5 Training and Certification As part of the HSSE Plan, Contractor will develop and implement a procedure and processes to train Contractor personnel, Subcontractor personnel, and Owner personnel on the HSSE rules, guidelines and expectations for performing Work at the Site or other locations where construction, fabrication, or heavy lift operations are being performed. This training program will comply with all applicable federal, state and local regulatory requirements. This training program will also ensure that Contractor, Subcontractor and Sub-subcontractor personnel are trained on the pertinent Site specific HSSE requirements for their work scope. 6.6 Emergency Response Team As part of the HSSE Plan, Contractor will establish an emergency response team (“ERT”) at the Site, and the ERT will be responsible for responding to incidents at the Site, as established in the Owner and Contractor emergency response plans (“ERP”). 6.7 Medical Emergency Response Contractor is responsible for providing qualified first aid administers and medical emergency response on site.

J-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 6.8 Subcontractors and Sub-subcontractors Contractor will require that all Subcontractors and Subcontractors’ personnel comply with the requirements of the HSSE Plan when they work at the Site or remote locations. Subcontractors are also required to adhere to Contractor’s HSSE plan, or have an HSSE plan which is compliant with Project and all federal, state and local regulatory requirements. Subcontractors are responsible for Subcontractors’ personnel compliance with the Subcontractors’ HSSE plans. Where a Subcontractor hires a Sub-subcontractor to perform work, it is the responsibility of the Subcontractor to ensure Sub-subcontractor compliance with the HSSE Plan. This includes the training of Sub-subcontractor personnel. Records of Subcontractor training compliant with the HSSE Plan shall be kept on Site. 7.0 REPORTING 7.1 Incidents Contractor will require that all Contractor, Subcontractor and Sub-subcontractor personnel in the home office, at Site or remote locations report any accident or incident as soon as possible to Contractor. This reporting will also include near-misses and any unsafe conditions. Any near miss that could have resulted in an LTA or any LTA will be subject to a root cause analysis to identify any potential unsafe working practices. [***]. For any construction, fabrication or heavy lift operations performed off Site, Contractor shall also report incidents that occur at such locations if they occur in relation to the performance of the Work. All incidents at Site and other areas where Work is being performed shall be investigated by Contractor and reported to Owner. 7.2 Leading and Lagging Indicators As part of the HSSE Plan, Contractor will develop and implement a system for tracking and reporting to the Owner all leading and lagging indicators associated with the execution of the Work. This system will also use, as a basis, lagging indicators from previous Contractor projects to form the basis for the leading indicators associated with analogous elements of the Work. This system will, at a minimum, be based upon GECP. J-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 7.3 Safety Committees. As part of the HSSE Plan, Contractor will establish one or more safety committees at the Site. Such safety committee(s) shall be comprised of Contractor personnel on Site, Owner HSSE leadership personnel and, if Contractor deems necessary, Major Subcontractor personnel performing Work on Site. The Site safety committee shall meet no less than once per [***] ([***]) Month period to review HSSE trends and develop specific HSSE themes and actions to actively address trends. 7.4 Lessons Learned As part of the HSSE Plan, Contractor will capture, document, report on and make available to the Owner all HSSE lessons learned associated with the execution of the Work. These shall be used to upgrade Site job-specific safety induction briefings, and also serve as input in developing safety initiatives and focus programs by the safety committee(s). Execution version K-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT K FORM OF LIEN AND CLAIM WAIVERS Execution version K-1-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-1 CONTRACTOR’S INTERIM CONDITIONAL LIEN WAIVER AND RELEASE UPON PROGRESS PAYMENT (To be provided by Contractor with each invoice for progress payment) STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. On receipt by the signer of this document, Bechtel Energy Inc. (“Contractor”), of a check, wire transfer or other valid form of payment from, or on behalf of, Rio Grande LNG Train 4, LLC (“Owner”), in the sum of U.S. $ payable to Contractor and when the check has been properly endorsed and has been paid by the bank on which it is drawn, or the wire transfer payment is received by Contractor, or Contractor is in possession of such other valid form of payment, as applicable, this document becomes effective to release any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in Contractor’s position that Contractor has on the property of Rio Grande LNG Train 4, LLC located south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas to the following extent: For purposes of the provision of labor, services, equipment and/or materials for Train 4 of the Rio Grande Natural Gas Liquefaction Facility pursuant to that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility by and between Contractor and Owner. This Waiver and Release covers a progress payment for all labor, services, equipment, and/or materials furnished to the property or to (Owner Parties) as indicated in the attached statement(s) or progress payment request(s), except for unpaid retention, pending modifications and changes, or other items furnished. Before any recipient of this document relies on this document, the recipient should verify evidence of payment to Contractor. Contractor warrants that Contractor has already paid or will use the funds received from this progress payment to promptly pay in full all of Contractor’s laborers, subcontractors, materialman, and suppliers for all work, materials, equipment, and/or services provided for or to the above referenced Project in regard to the attached statement(s) or progress payment request(s). FOR CONTRACTOR: Applicable to Invoice(s) No(s). Date: Signed: By: Title:

Execution version K-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-2 CONTRACTOR’S INTERIM CONDITIONAL CLAIM WAIVER UPON PROGRESS PAYMENT (To be provided by Contractor with each invoice for progress payment) STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. The undersigned, Bechtel Energy Inc. (“Contractor”), has been engaged under a contract with Rio Grande LNG Train 4, LLC (“Owner”) to furnish certain materials, equipment, services, and/or labor for the construction of improvements to the Train 4 of the Rio Grande Natural Gas Liquefaction Facility Project, together with all improvements and appurtenances attendant thereto (the “Train 4 Liquefaction Facility”), which is located near Brownsville, Texas, and more particularly described as follows: south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas. Upon receipt of the sum of U.S. $ , Contractor waives and releases any and all claims and demands (except those concerning lien or bond rights which are separately waived pursuant to TEX. PROP. CODE ANN. § 53.284 by the Contractor’s Interim Conditional Waiver and Release on Progress Payment, which is executed concurrently with this form) against Owner for payment for work, materials, equipment, services, labor, and other items performed or provided through the date of , 20 (include the Current Date as defined in the Invoice) except this Waiver and Release does not foreclose and Contractor reserves (i) claims for payment related to work, materials, equipment, services, labor, and other items performed or provided pursuant to a Change Directive; or (ii) retained or escrowed amounts, on account of materials, equipment, services and/or labor furnished by the undersigned to or on account of Owner or any other entity for said Train 4 Liquefaction Facility. For the avoidance of doubt, this Waiver and Release does not foreclose and Contractor reserves (a) Change Order rights under the Agreement for unknown claims unrelated to payment for work, materials, equipment, services, labor, and other items performed or provided through the date above (except to the extent precluded by the Agreement), (b) claims for payment for work, materials, equipment, services, labor, and other items performed or provided which are known but the required notice period has not expired, or (c) claims for payment for work, materials, equipment, services, labor, and other items performed or provided for which notice was given by Contractor as required under Section 6.5 of the Agreement; Exceptions as follows: (If no exceptions or “none” is entered above, undersigned shall be deemed not to have reserved any claim.) This Waiver and Release is freely and voluntarily given, and the undersigned acknowledges and represents that it has fully reviewed the terms and conditions of this Waiver and Release, that it is fully informed with respect to the legal effect of this Waiver and Release, and that it has voluntary chosen to accept the terms and conditions of this Waiver and Release in return for the payment recited above. K-2-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement FOR CONTRACTOR: Dated: Bechtel Energy Inc. Applicable to Invoice No. By: (signature) Print Name: Title: Execution version K-3-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-3 SUBCONTRACTOR’S INTERIM CONDITIONAL LIEN WAIVER AND RELEASE UPON PROGRESS PAYMENT (To be provided by Subcontractor with each invoice for progress payment) STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. Upon receipt by the signer of this document, (“Subcontractor”), of a check, wire transfer or other valid form of payment from, or on behalf of Bechtel Energy Inc. (“Contractor”), in the sum of U.S. $ payable to Subcontractor and when the check has been properly endorsed and has been paid by the bank on which it is drawn, or the wire transfer payment is received by Subcontractor, or Subcontractor is in possession of such other valid form of payment, as applicable, this document becomes effective to release any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in Subcontractor’s position that Subcontractor has on the property of Rio Grande LNG Train 4, LLC, located south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas to the following extent: For purposes of the provision of labor, services, equipment and/or materials for Train 4 of the Rio Grande Natural Gas Liquefaction Facility. This Waiver and Release covers a progress payment for all labor, services, equipment, and/or materials furnished to the property or to Contractor, or to (Owner Parties) as indicated in the attached statement(s) or progress payment request(s), except for unpaid retention, pending modifications and changes, or other items furnished. Before any recipient of this document relies on this document, the recipient should verify evidence of payment to Subcontractor. Subcontractor warrants that Subcontractor has already paid or will use the funds received from this progress payment to promptly pay in full all of Subcontractor’s laborers, subcontractors, materialman, and suppliers for all work, materials, equipment, and/or services provided for or to the above referenced Project in regard to the attached statement(s) or progress payment request(s). FOR SUBCONTRACTOR: Applicable to Invoice(s) No(s). Date: Signed: By: Title: Execution version K-4-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-4 SUBCONTRACTOR’S INTERIM CONDITIONAL CLAIM WAIVER UPON PROGRESS PAYMENT (To be provided by Subcontractor with each invoice for progress payment) STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. The undersigned, (“Subcontractor”), has been engaged under a contract with Bechtel Energy Inc. (“Contractor”) to furnish certain materials, equipment, services, and/or labor for the construction of improvements to the Train 4 of the Rio Grande Natural Gas Liquefaction Facility Project, together with all improvements and appurtenances attendant thereto (the “Train 4 Liquefaction Facility”), which is located near Brownsville, Texas, and more particularly described as follows: south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas. Upon receipt of the sum of U.S. $ , the Subcontractor waives and releases any and all claims, demands, actions, causes of action or other rights (except those concerning lien or bond rights which are separately waived pursuant to TEX. PROP. CODE ANN. § 53.284 by the Subcontractor’s Interim Conditional Waiver and Release on Progress Payment, which is executed concurrently with this form) against Contractor or Rio Grande LNG Train 4, LLC (“Owner”) for payment for work, materials, equipment, services, labor, and other items performed or provided through the date of , 20 and reserving those rights that the Subcontractor might have in any retained amounts, on account of materials, equipment, services and/or labor furnished by the undersigned to or on account of Owner or any other entity for said Train 4 Liquefaction Facility. Exceptions as follows: (If no exceptions or “none” is entered above, undersigned shall be deemed not to have reserved any claim.) This Waiver and Release is freely and voluntarily given, and the undersigned acknowledges and represents that it has fully reviewed the terms and conditions of this Waiver and Release, that it is fully informed with respect to the legal effect of this Waiver and Release, and that it has voluntary chosen to accept the terms and conditions of this Waiver and Release in return for the payment recited above. FOR SUBCONTRACTOR: Dated: [Name of Subcontractor] Applicable to Invoices No. By: (signature) Print Name: Title:

Execution version K-5-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-5 CONTRACTOR’S FINAL LIEN WAIVER AND RELEASE UPON FINAL PAYMENT STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. Upon receipt by the signer of this document, Bechtel Energy Inc. (“Contractor”), of a check, wire transfer or other valid form of payment from, or on behalf of, Rio Grande LNG Train 4, LLC (“Owner”), in the sum of U.S. $ payable to Contractor and when the check has been properly endorsed and has been paid by the bank on which it is drawn, or the wire transfer payment is received by Contractor, or Contractor is in possession of such other valid form of payment, as applicable, this document becomes effective to release any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in Contractor’s position that Contractor has on the property of Rio Grande LNG Train 4, LLC located south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas to the following extent: For purposes of the provision of labor, services, equipment and/or materials for Train 4 of the Rio Grande Natural Gas Liquefaction Facility pursuant to that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility by and between Contractor and Owner. This Waiver and Release covers the final payment to the Contractor for all labor, services, equipment, and/or materials furnished to the property, or to (Owner Parties). Before any recipient of this document relies on this document, the recipient should verify evidence of payment to Contractor. Contractor warrants that Contractor has already paid or will use the funds received from this final payment to promptly pay in full all of Contractor’s laborers, subcontractors, materialman, and suppliers for all work, materials, equipment, and/or services provided for or to the above referenced Project up to the date of this Waiver and Release. FOR CONTRACTOR: Applicable to Invoice No(s). ALL (if all, print all) Date: Signed: By: Title: Execution version K-6-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-6 CONTRACTOR’S FINAL CLAIM WAIVER AND RELEASE UPON FINAL PAYMENT (To be executed by Contractor with the invoice for final payment) STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. The undersigned, Bechtel Energy Inc. (“Contractor”), has been engaged under a contract with Rio Grande LNG Train 4, LLC (“Owner”) to furnish certain materials, equipment, services, and/or labor for the construction of improvements to the Train 4 of the Rio Grande Natural Gas Liquefaction Facility Project, together with all improvements and appurtenances attendant thereto (the “Train 4 Liquefaction Facility”), which is located near Brownsville, Texas, and more particularly described as follows: south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas. Upon receipt of the sum of U.S. $ (amount in invoice for final payment), Contractor waives and releases all claims, demands, actions, causes of actions or other rights at law, in contract, tort, equity or otherwise (except those concerning lien or bond rights which are separately waived pursuant to TEX. PROP. CODE ANN. § 53.284 by the Contractor’s Conditional Waiver and Release on Final Payment, which is executed concurrently with this form) that Contractor has, may have had or may have in the future against Owner for payment for work, materials, equipment, services, labor, and other items performed under the contract with Owner. This Waiver and Release applies to all facts, acts, events, circumstances, changes, constructive or actual delays, accelerations, extra work, disruptions, interferences and the like which have occurred, or may be claimed to have occurred prior to the date of this Waiver and Release, whether or not known to Contractor at the time of the execution of this Waiver and Release. Contractor represents that all of its obligations, legal, equitable, or otherwise, relating to or arising out of its work on the Train 4 Liquefaction Facility have been fully satisfied (except for that work and obligations that survive the termination or expiration of the contract, including warranties and correction of defective work), including, but not limited to, payment to subcontractors and employees and payment of taxes. This Waiver and Release is freely and voluntarily given, and Contractor acknowledges and represents that it has fully reviewed the terms and conditions of this Waiver and Release, that it is fully informed with respect to the legal effect of this Waiver and Release, and that it has voluntarily chosen to accept the terms and conditions of this Waiver and Release in return for the payment recited above. Contractor understands, agrees and acknowledges that, upon payment, this document waives rights unconditionally and is fully enforceable to extinguish all claims (except those concerning lien or bond rights which are separately waived pursuant to TEX PROP. CODE § 53.284 by the Contractor’s Final Conditional Lien Waiver and Release on Final Payment, which is executed concurrently with this form) of Contractor against Owner for payment for work, materials, equipment, services, labor, and other items performed under the contract with Owner as of the date of execution of this document by Contractor. K-6-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement FOR CONTRACTOR: Dated: Bechtel Energy Inc. Applicable to Invoice No(s): ALL . By: (signature) Print Name: Title: Execution version K-7-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-7 SUBCONTRACTOR’S FINAL LIEN WAIVER AND RELEASE UPON FINAL PAYMENT STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. Upon receipt by the signer of this document, (“Subcontractor”), of a check, wire transfer or other valid form of payment from, or on behalf of Bechtel Energy Inc. (“Contractor”), in the sum of U.S. $ payable to Subcontractor and when the check has been properly endorsed and has been paid by the bank on which it is drawn, or the wire transfer payment is received by Subcontractor, or Subcontractor is in possession of such other valid form of payment, as applicable, this document becomes effective to release any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in Subcontractor’s position that Subcontractor has on the property of Rio Grande LNG Train 4, LLC, located south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas to the following extent: For purposes of the provision of labor, services, equipment and/or materials for Train 4 of the Rio Grande Natural Gas Liquefaction Facility. This Waiver and Release covers the final payment to the Contractor for all labor, services, equipment, and/or materials furnished to the property, to the Contractor, or to (Owner Parties). Before any recipient of this document relies on this document, the recipient should verify evidence of payment to Subcontractor. Subcontractor warrants that Subcontractor has already paid or will use the funds received from this final payment to promptly pay in full all of Subcontractor’s laborers, subcontractors, materialman, and suppliers for all work, materials, equipment, and/or services provided for or to the above referenced Project up to the date of this Waiver and Release. FOR SUBCONTRACTOR: Applicable to Invoice No. ALL (if all, print all) Date: (SEAL) Signed: By: Title:

Execution version K-8-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE K-8 SUBCONTRACTOR’S FINAL CLAIM WAIVER AND RELEASE UPON FINAL PAYMENT STATE OF TEXAS COUNTY OF CAMERON PROJECT: TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY JOB NO. The undersigned, (“Subcontractor”), has been engaged under a contract with Bechtel Energy Inc. (“Contractor”) to furnish certain materials, equipment, services, and/or labor for the construction of improvements to the Train 4 of the Rio Grande Natural Gas Liquefaction Facility Project, together with all improvements and appurtenances attendant thereto (the “Train 4 Liquefaction Facility”), which is located near Brownsville, Texas, and more particularly described as follows: south of the Brownsville-Port Isabel Highway and north of the Brownsville Ship Channel in Cameron County near Brownsville, Texas. Upon receipt of the sum of U.S. $ (amount in invoice for final payment), Subcontractor waives and releases all claims, demands, actions, causes of actions or other rights at law, in contract, tort, equity or otherwise (except those concerning lien or bond rights which are separately waived pursuant to TEX. PROP. CODE § 53.284 by the Subcontractor’s Final Lien Waiver and Release Upon Final Payment, which is executed concurrently with this form) that Subcontractor has, may have had or may have in the future against Contractor or Rio Grande LNG Train 4, LLC (“Owner”) (i) for payment for work, materials, equipment, services, labor, and other items performed or (ii) arising out of, or in any way related to, Subcontractor’s contract with Contractor or the Train 4 Liquefaction Facility. This Waiver and Release applies to all facts, acts, events, circumstances, changes, constructive or actual delays, accelerations, extra work, disruptions, interferences and the like which have occurred, or may be claimed to have occurred prior to the date of this Waiver and Release, whether or not known to Subcontractor at the time of the execution of this Waiver and Release. Except for work and obligations that survive the termination or expiration of the agreement between Subcontractor and Contractor, including warranties and correction of defective work, Subcontractor represents that all of its obligations, legal, equitable, or otherwise, relating to or arising out of its work on the Train 4 Liquefaction Facility have been fully satisfied, including, but not limited to, payment to lower tiered subcontractors and employees and payment of taxes. This Waiver and Release is freely and voluntarily given, and Subcontractor acknowledges and represents that it has fully reviewed the terms and conditions of this Waiver and Release, that it is fully informed with respect to the legal effect of this Waiver and Release, and that it has voluntarily chosen to accept the terms and conditions of this Waiver and Release in return for the payment recited above. Subcontractor understands, agrees and acknowledges that, upon payment, this document waives rights unconditionally and is fully enforceable to extinguish all claims (except those concerning lien or bond rights which are separately waived pursuant to TEX. PROP. CODE § 53.284 by the Subcontractor’s Final Lien Waiver and Release Upon Final Payment, which is executed concurrently with this form) of Subcontractor as of the date of execution of this document by Subcontractor. K-8-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement FOR SUBCONTRACTOR: Dated: [Name of Subcontractor] Applicable to Invoice No(s): ALL . By: (signature) Print Name: Title: Execution version L-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT L FORM OF COMPLETION CERTIFICATES Execution version L-1-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE L-1 FORM OF RFFGI CERTIFICATE FOR TRAIN 4 Date: [ ] [ ] [ ] [ ] Attn: [ ] Re: RFFGI Certificate for Train 4 for the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility (the “Project”), dated as of June 7, 2025 (the “Agreement”), by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”) Pursuant to Section 11.1A of the Agreement, Contractor hereby certifies all of the following have occurred with respect to Train 4: (i) Contractor has commissioned the systems and subsystems for RFFGI of Equipment for such Train and completed the activities necessary to support the introduction of hydrocarbons, including the utility and process systems, safeguarding and shutdown systems have been pre-commissioned, commissioned and integrity verified, all as set forth in greater detail in Attachment A and Attachment M; (ii) such Train is ready for acceptance of natural gas feed; (iii) Contractor has provided the required documents for FERC approval; and (iv) Contractor hereby delivers to Owner this RFFGI Certificate for Train 4. Contractor certifies that all requirements under the Agreement for RFFGI with respect to Train 4 were achieved on , 20 . Attached is all documentation required to be provided by Contractor under the Agreement to establish that all requirements under the Agreement for RFFGI of Train 4 have been achieved. [signature page follows]

L-1-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, Contractor has caused this RFFGI Certificate to be duly executed and delivered as of the date first written above. Bechtel Energy Inc. cc: [ ] [ ] Attention: [ ] Telephone: ( ) - By: Name: Title: Date: L-1-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Owner Acceptance or Rejection of RFFGI Certificate Pursuant to Section 11.4 of the Agreement, Owner accepts or rejects (check one) the RFFGI Certificate for Train 4. If the RFFGI Certificate was rejected, the basis for any such rejection of RFFGI is attached hereto. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: Date: Execution version L-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE L-2 NOT USED Execution version L-3-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE L-3 FORM OF RFSU CERTIFICATE FOR TRAIN 4 Date: [ ] [ ] [ ] [ ] Attn: [ ] Re: Ready for Start Up (hereinafter “RFSU”) Certificate for Train 4 for the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility (the “Train 4 Project”), dated as of June 7, 2025 (the “Agreement”), by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”) Pursuant to Section 11.1B of the Agreement, Contractor hereby certifies all of the following have occurred with respect to Train 4 with the exception of Punchlist items: (i) Contractor has achieved and maintained Ready for Feed Gas Introduction for Train 4; (ii) all activities necessary to support the introduction of hydrocarbons, including all utility and process utility, safeguarding and shutdown systems have been pre-commissioned, commissioned and integrity verified; (iii) Commissioning is complete, cool down can commence for Train 4, and Train 4 is ready for startup and acceptance of feed gas; (iv) Equipment vendor representatives and other specialist Subcontractors required to support RFSU and early operations are mobilized at the Site; (v) Contractor hereby delivers to Owner a RFSU Certificate; and (vi) performance by Contractor of all other obligations required under the Agreement for RFSU of such Train 4. Contractor certifies that all requirements under the Agreement for RFSU with respect to Train 4 were achieved on , 20 . Attached is all documentation required to be provided by Contractor under the Agreement to establish that all requirements under the Agreement for RFSU of Train 4 have been achieved. [signature page follows]

L-3-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, Contractor has caused this RFSU Certificate to be duly executed and delivered as of the date first written above. Bechtel Energy Inc. cc: [ ] [ ] Attention: [ ] Telephone: ( ) - By: Name: Title: Date: L-3-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Owner Acceptance or Rejection of RFSU Certificate Pursuant to Section 11.4 of the Agreement, Owner accepts or rejects (check one) the RFSU Certificate for Train 4. If the RFSU Certificate was rejected, the basis for any such rejection of RFSU is attached hereto. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: Date: L-4-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Execution version SCHEDULE L-4 FORM OF RLFC CERTIFICATE Date: [ ] [ ] [ ] [ ] Attn: [ ] Re: Ready to Load First Cargo (hereinafter “RLFC”) Certificate – for the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility (the “Project”), dated as of June 7, 2025 (the “Agreement”), by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”) Pursuant to Section 11.2A of the Agreement, Contractor hereby certifies all of the following have occurred with respect to Train 4, with the exception of Punchlist items, including: (i) Contractor has achieved and maintained RFSU for Train 4; (ii) the LNG Storage Tank has been successfully cooled down and is operating normally with LNG stored in such tank; (iii) Train 4 has liquefied natural gas into LNG meeting all specifications and requirements of the Agreement (other than the Minimum Acceptance Criteria and Performance Guarantees) and successfully transferred and stored such LNG into the LNG Storage Tank; (iv) all LNG loading and unloading lines (and equipment and systems related thereto) constructed under this Agreement have been cooled down and filled with LNG while remaining at cryogenic temperatures; (v) Contractor hereby delivers to Owner this RLFC Certificate for Train 4; and (vi) performance by Contractor of all other obligations required under the Agreement for RLFC of Train 4. Contractor certifies that all requirements under the Agreement for RLFC with respect to Train 4 were achieved on , 20 . Attached is all documentation required to be provided by Contractor under the Agreement to establish that all requirements under the Agreement for RLFC of Train 4 have been achieved. [signature page follows] L-4-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, Contractor has caused this RLFC Certificate to be duly executed and delivered as of the date first written above. Bechtel Energy Inc. cc: [ ] [ ] Attention: [ ] Telephone: ( ) - By: Name: Title: Date:

L-4-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Owner Acceptance or Rejection of RLFC Certificate Pursuant to Section 11.4 of the Agreement, Owner accepts or rejects (check one) the RLFC Certificate for Train 4. If the RLFC Certificate was rejected, the basis for any such rejection of RLFC is attached hereto. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: Date: L-5-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Execution version SCHEDULE L-5 FORM OF SUBSTANTIAL COMPLETION CERTIFICATE FOR TRAIN 4 Date: [ ] [ ] [ ] [ ] Attn: [ ] Re: Substantial Completion Certificate for Train 4 for the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility Train 4 (the “Project”), dated as of June 7, 2025 (the “Agreement”), by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”) Pursuant to Section 11.3 of the Agreement, Contractor hereby certifies all of the following have occurred with respect to Train 4: (i) RFFGI has been achieved for Train 4; (ii) RFSU has been achieved; (iii) RLFC has been achieved; (iv) all Minimum Acceptance Criteria have been achieved; (v) in the case that all Performance Guarantees have not been achieved, Owner has accepted (such acceptance not to be unreasonably withheld) Contractor’s corrective work plan, and Contractor has turned over the Train pursuant to Section 11.5A; (vi) Contractor and Owner have agreed upon a list of Punchlist items as set forth in Section 11.6; (vii) any Delay Liquidated Damages due and owing have been paid to Owner in accordance with Section 13.2; (viii) the entire Work related to Train 4 (including training and the delivery of all documentation, manuals and instruction books necessary for safe and proper operation) has been completed, except for Punchlist items, in accordance with the requirements and Specifications of the Agreement;; (ix) Contractor hereby delivers to Owner this Substantial Completion Certificate as required under Section 11.3; (x) Train 4 is available for commercial operation in accordance with the requirements of the Agreement; (xi) Contractor has obtained all Permits required to be obtained by Contractor under the Agreement; and (xii) Contractor has delivered to Owner a fully executed Interim Lien and Claim Waiver in the form of Schedules K-1 and K-2, fully executed Interim Lien and Claim Waivers from all Major Subcontractors in the form of Schedules K-3 and K-4 and, if requested by Owner, fully executed Interim Lien and Claim Waivers from all Major Sub-subcontractors substantially in the form of Schedules K-3 and K-4, covering all Work up to the date of Substantial Completion. Contractor certifies that it achieved Substantial Completion of Train 4 on , 20 . Attached is all documentation required to be provided by Contractor under the Agreement to establish that Contractor has achieved all requirements under the Agreement for Substantial Completion, including the Performance Test reports and analysis. L-5-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, Contractor has caused this Substantial Completion Certificate to be duly executed and delivered as of the date first written above. Bechtel Energy Inc. cc: [ ] [ ] Attention: [ ] Telephone: ( ) - By: Name: Title: Date: L-5-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Owner Acceptance or Rejection of Substantial Completion Certificate Pursuant to Section 11.4 of the Agreement, Owner accepts or rejects (check one) the Substantial Completion Certificate for Train 4. If the Substantial Completion Certificate was rejected, the basis for any such rejection of Substantial Completion is attached hereto. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: Date:

L-6-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Execution version SCHEDULE L-6 FORM OF FINAL COMPLETION CERTIFICATE Date: [ ] [ ] [ ] [ ] Attn: [ ] Re: Final Completion Certificate for the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility (the “Project”), dated as of June 7, 2025 (the “Agreement”), by and between Rio Grande LNG Train 4, LLC (“Owner”) and Bechtel Energy Inc. (“Contractor”) Pursuant to Section 11.7 of the Agreement, Contractor hereby certifies all of the following have occurred with respect to the Train 4 Project, and that all Work and all other obligations under the Agreement (except for that Work and obligations that survive the termination or expiration of the Agreement, including obligations for Warranties, correction of Defective Work and those covered by Section 11.10), are fully and completely performed in accordance with the terms of the Agreement, including: (i) the achievement of Substantial Completion; (ii) the achievement of all Performance Guarantees or payment of all Performance Liquidated Damages due and owing; (iii) the completion of all Punchlist items; (iv) delivery by Contractor to Owner of a fully executed Final Lien and Claim Waiver in the form of Schedules K-5 and K-6; (v) delivery by Contractor to Owner of all documentation required to be delivered under the Agreement, including Record As- Built Drawings and Specifications, test reports and the final operations and maintenance manuals for the Train 4 Liquefaction Facility; (vi) delivery to Owner, in content and form reasonably satisfactory to Owner, copies of all required Subcontracts, written assignments of Subcontractor warranties and a list of the names, addresses and telephone numbers of the Subcontractors providing such warranties; (vii) removal from the Site of all of Contractor’s, Subcontractors’ and Sub-subcontractors’ personnel, supplies, waste, materials, rubbish, Hazardous Materials, Construction Equipment, and temporary facilities for which Contractor is responsible under Article 3, other than as required by Contractor to fulfill its obligations under Section 12.3A; (viii) delivery by Contractor to Owner of fully executed Final Lien and Claim Waivers from all Major Subcontractors in the form in Schedules K-7 and K-8; (ix) if, requested by Owner, fully executed Final Lien and Claim Waivers from Major Sub-subcontractors in a form substantially similar to the form in Schedules K-7 and K-8; and (x) Contractor hereby delivers to Owner this Final Completion Certificate as required under Section 11.7. Contractor certifies that it achieved Final Completion on , 20 . [signature page follows] L-6-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, Contractor has caused this Final Completion Certificate to be duly executed and delivered as of the date first written above. Bechtel Energy Inc. cc: [ ] [ ] Attention: [ ] Telephone: ( ) - By: Name: Title: Date: L-6-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Owner Acceptance or Rejection of Final Completion Certificate Pursuant to Section 11.7 of the Agreement, Owner accepts or rejects (check one) the Final Completion Certificate. If the Final Completion Certificate was rejected, the basis for rejection of Final Completion is attached hereto. For and on behalf of Rio Grande LNG Train 4, LLC By: Name: Title: Date: RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement M-1 Redacted version ATTACHMENT M PRE-COMMISSIONING, COMMISSIONING, START-UP, TRAINING AND TURNOVER PROGRAM [***]

N-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version ATTACHMENT N NOVATION AGREEMENT THIS NOVATION AGREEMENT (the “Agreement”) is made this [ ] day of [ ], 20[ ] (the “Effective Date”). AMONG: (1) [ ], a [ ] organized under the laws of the State of [ ] having its principal place of business at [ ] (“Outgoing Party”); (2) Bechtel Energy Inc., a Delaware corporation having an address at 2105 CityWest Pl., Houston, Texas 77042 (“Continuing Party”); and (3) [ ], a [ ] organized under the laws of the State of [ ] having its principal place of business at [ ] (“Incoming Party”), each being referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, the Outgoing Party and the Continuing Party are the present parties to the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, dated as of the 7th day of June 2025 (the “Novated Contract”), relating to the engineering, procurement, construction, pre-commissioning, commissioning, start-up and testing of the Train 4 Facility at the Brownsville liquefaction facility south of Brownsville Ship Channel in Cameron County near Brownsville, Texas. WHEREAS, the Parties hereto have agreed that with effect from the Effective Date that Outgoing Party shall cease to be a party to the Novated Contract and that Incoming Party shall become a party thereto in place of Outgoing Party and accordingly Outgoing Party shall be released and discharged from the Novated Contract upon the terms and to the extent set out in this Agreement. AGREED TERMS 1. INTERPRETATION 1.1 The following rules of interpretation apply in this Agreement. 1.2 As used in this Agreement, the terms “herein,” “herewith,” “hereunder” and “hereof” are references to this Agreement taken as a whole, and the terms “include,” “includes” and “including” mean “including, without limitation,” or variant thereof. 1.3 Unless expressly stated otherwise, reference in this Agreement to an Article or Section shall be a reference to an Article or Section contained in this Agreement (and not in any Attachments or Schedules to this Agreement) and reference in this Agreement to N-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement an Attachment or Schedule shall be a reference to an Attachment or Schedule attached to this Agreement. 1.4 Words in the singular include the plural and, in the plural, include the singular. 1.5 References to this Agreement include this Agreement as amended or varied in accordance with its terms. 1.6 Unless specified otherwise, all capitalized terms not defined herein shall have the meanings given to them in the Novated Contract. 2. NOVATION 2.1 Outgoing Party shall cease to be a party to the Novated Contract and Incoming Party shall become a party to it in place of Outgoing Party; 2.2 Incoming Party hereby undertakes and covenants as a separate obligation with each of Outgoing Party and Continuing Party to perform the Novated Contract and to assume, observe, perform, discharge and be bound by all liabilities, obligations, duties and claims of Outgoing Party arising under the Novated Contract in the place of Outgoing Party whether actual, accrued, contingent or otherwise and whether arising on, before or after the Effective Date and to be bound by the terms thereof in every way as if Incoming Party had at all times been a party to the Novated Contract in place of Outgoing Party and each act or omission of Outgoing Party under the Novated Contract had been an act or omission of Incoming Party. 2.3 Continuing Party and Incoming Party hereby release and discharge Outgoing Party from all obligations and liabilities of Outgoing Party under the Novated Contract and all claims and demands whatsoever in respect thereof and Continuing Party accepts the performance thereof by Incoming Party in place of performance by Outgoing Party and hereby undertakes to Incoming Party to perform the Novated Contract and be bound by the terms thereof in every way as if Incoming Party was a party to the Novated Contract in place of Outgoing Party. 2.4 Continuing Party hereby accepts the right of Incoming Party to enforce in its own name all rights, claims and demands whatsoever whether actual, accrued, contingent or otherwise that arise out of or in connection with the Novated Contract whether or not such right, claim or demand arises on, before or after the Effective Date. 3. WARRANTIES 3.1 Continuing Party Representations 3.1.1 The Novated Contract (together with all amendments, variations and modifications) and this Agreement each constitute the valid, enforceable and legally binding obligations of Continuing Party. 3.1.2 Continuing Party has full rights, power and authority and has taken all necessary corporate action and gained all requisite consents required to enter into and execute this Agreement. 4. CONFIRMATION OF TERMS N-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 4.1 Continuing Party and Outgoing Party hereby confirm to Incoming Party that the entire current terms of the Novated Contract [(including Change Orders Nos. [ ] and amendments dated [ ])] are those appearing in the document a copy of which is annexed hereto as Schedule 1 and signed on behalf of Continuing Party and Incoming Party for identification and there has been no other amendment thereof (whether written or oral and whether or not legally binding) and no subsisting waiver of any of such terms has been given by Continuing Party or Outgoing Party. 4.2 Continuing Party and Incoming Party hereby confirm the terms of the Novated Contract and all Change Orders (as such term is defined in the Novated Contract) thereto with the exception only of the substitution of parties hereby effected. 5. LIMITATION PERIODS 5.1 Nothing in this Agreement shall have the effect of extending any limitation period set out in, or applicable to, the Novated Contract and nothing in this Agreement shall operate to enable any claims to be brought against Incoming Party whether in tort, contract or otherwise which, but for this Agreement, would be statute barred if made against Outgoing Party. 6. CHANGE ORDERS 6.1 Incoming Party shall have all rights, obligations and liabilities under any Change Order entered into with Continuing Party pursuant to the Novated Contract, and the Outgoing Party shall have no obligations or liabilities with respect to such Change Order. 7. GOVERNING LAW AND DISPUTE RESOLUTION 7.1 This Agreement, including the interpretation and enforcement thereof, and the resolution of all disputes between the Parties arising out of or resulting from this Agreement, shall be governed by, interpreted and construed in accordance with the laws of Texas, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than Texas. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and shall be disclaimed in and excluded from any Subcontracts entered into by Continuing Party in connection with the Work or the Train 4 Facility. 7.2 If any dispute arises out of, results from, or relates to this Agreement which the Parties are unable to settle amicably within [***] ([***]) days after the dispute arises (or such longer period as may be agreed upon by the Parties in writing), then the Parties agree that such dispute shall be decided by binding arbitration in Houston, Texas. Unless otherwise agreed by the Parties, the arbitration shall be administered by the Houston, Texas office of the American Arbitration Association (“AAA”) and shall be governed by the AAA’s Construction Industry Arbitration Rules and Mediation Procedures (including Procedures for Large, Complex Construction Disputes) (the “Rules”). The arbitration held under this Agreement shall be decided by three (3) arbitrators, appointed as follow: each Party shall be permitted to choose one (1) arbitrator, and the two (2) arbitrators chosen by the Parties shall choose the third arbitrator in accordance with the Rules, who will serve as the chairperson of the tribunal. The N-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement arbitrator(s) shall determine the rights and obligations of the Parties according to the substantive law of the state of Texas, excluding its conflict of law principles, as would a court for the state of Texas; provided, however, the law applicable to the validity of the arbitration clause, the conduct of the arbitration, including resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act, 9 U.S.C.A. § 2. The arbitration shall be conducted in the English language. If a consolidation of arbitrations under this Agreement and the Novated Contract occur, for the purposes of selecting arbitrators, the Outgoing Party and Incoming Party shall be considered one party. 7.3 The arbitration award shall be final and binding, in writing, signed by the arbitrator or all of the arbitrators (as applicable), and shall state the reasons upon which the award thereof is based. The Parties agree that judgment on the arbitration award may be entered by any court having jurisdiction thereof. The prevailing Party in any action or proceeding shall be entitled to recover from the other Party all of its reasonable costs and expenses incurred in connection with such action or proceeding including reasonable legal fees and costs at arbitration. 7.4 Notwithstanding any dispute, it shall be the responsibility of each Party to continue to perform its obligations under this Agreement pending resolution of the dispute. Incoming Party shall, subject to its right to withhold or offset amounts pursuant to the terms of the Novated Contract, continue to pay Continuing Party undisputed amounts in accordance with the Novated Contract. In no event shall the occurrence of any negotiation, litigation or arbitration prevent or limit either Party from exercising its rights under the Novated Contract, including Incoming Party and Continuing Party’s right to terminate pursuant to Article 16 of the Novated Contract. 8. COUNTERPARTS 8.1 This Agreement may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement. 9. NOTICES 9.1 Any notice, demand, offer, or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be either (a) hand delivered; (b) delivered by same-Day or overnight courier; or (c) delivered by certified mail, return receipt requested, to the other Party at the address set forth below. Notices, demands, offers and other communications may be delivered via email as a courtesy; however, delivery in such manner shall not be deemed to fulfill the notice requirements of this Section 9.

N-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement To Continuing Party: Bechtel Energy Inc. 2105 CityWest Pl Houston, Texas 77042 Attn: [***] with a copy to: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] To Incoming Party: [ ] [ ] Attn: Email: To Outgoing Party: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, TX 77002 Attn: [***] E-mail: [***] with a copy to: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, TX 77002 Attn: [***] E-mail: [***] 9.2 Each Party shall have the right to change the place to which notice shall be sent or delivered by sending a similar notice to the other Party in like manner. Notices, demands, offers or other written instruments shall be deemed to be received if delivered by hand, by same-day or overnight courier service, or certified mail on the date actually received at the address of the intended recipient. 10. MISCELLANEOUS 10.1 Each Party hereto shall from time to time after the date hereof, at the reasonable request of any other Party hereto execute and deliver to such other Party such additional instruments of transfer, conveyance and assignment as shall be reasonably requested by such Party to transfer, convey and assign more effectively the rights and obligations the subject of this Agreement and otherwise to effect the transaction contemplated by this Agreement. 10.2 Each reference in this Agreement to the Novated Contract shall be construed and shall have effect as a reference to the same as it may have been supplemented and/or amended prior to the Effective Date. N-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 10.3 Unless otherwise provided in this Agreement, words and expressions defined in the Novated Contract shall have the same meaning where used in this Agreement. [Signature page follows.] N-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF this Agreement has been executed by authorised representatives of the Parties on the Effective Date. For and on behalf of: Incoming Party: [ ] By: Name: Title: For and on behalf of: Outgoing Party: [ ] By: Name: Title: For and on behalf of: Continuing Party: Bechtel Energy Inc. By: Name: Title: N-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE 1 CHANGE ORDERS

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-1 Redacted version ATTACHMENT O INSURANCE REQUIREMENTS 1. Contractor’s Insurance. A. Types and Amounts of Insurance. Contractor shall, at its own cost and expense, procure and maintain in full force and effect at all times from the commencement of the Work through Substantial Completion (and in the case of products and completed operations coverage, for a further period of [***] ([***]) years after Substantial Completion or the applicable statute of repose pursuant to the governing law under Section 21.9 of the Agreement (“Statute of Repose”), whichever is greater) the following insurances on an occurrence basis for coverages with the following prescribed limits of liability; provided however, the insurances addressed in subsections (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii) and (xiii) do not need to be bound until Owner’s issuance of the Notice to Proceed (or Limited Notice to Proceed as applicable) under the Agreement and the insurances in subsections (x), (xi), (xii) and (xiii) are required to be maintained until Substantial Completion. All required limits may be met with any combination of primary and excess limits: i. Workers’ Compensation and Employers’ Liability Insurance. Contractor shall comply with Applicable Law with respect to workers’ compensation and employer’s liability requirements and other similar requirements where the Work is performed and shall procure and maintain workers’ compensation and employer’s liability policies in accordance with Applicable Law and the requirements of this Agreement. These policies shall include coverage for all states and other applicable jurisdictions, voluntary compensation coverage and occupational disease and for all temporary and/or leased employees and Alternate Employer endorsement (WC 00 03 01, or equivalent). To the extent applicable, if the Work is to be performed on or near navigable waters, the policies shall include coverage for United States Longshoremen’s and Harbor Workers’ Act, the Jones Act and/or any other Applicable Law regarding maritime law. A maritime employers’ liability policy may be used to satisfy applicable parts of this requirement with respect to Work performed on or near navigable waters. Limits: Worker’s Compensation: Statutory Employers’ Liability: US $[***] each accident, US $[***] disease each employee and US $[***] disease policy limit or amounts required by Applicable Law, whichever is greater Maritime Employers’ Liability: US $[***] each accident, US $[***] disease each employee and US $[***] disease policy limit or amounts required by Applicable Law, whichever is greater ii. Commercial General Liability Insurance. This policy shall be written as a Contractor Controlled Insurance Policy (as defined in Section 1(D) below) and provide RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-2 coverage against claims for bodily injury (including bodily injury and death), advertising injury, property damage (including loss of use), and shall include blanket contractual liability insuring the indemnity obligations under the Agreement, products and completed operations coverage (for a minimum of [***] ([***]) years after Final Completion or the Statute of Repose, whichever is greater), premises and operations coverage, independent contractors, medical expense, cross liabilities/separation of insureds, temporary storage locations, punitive damages (to the extent allowed by Applicable Law), sound location/subsidence, and fire, explosion, collapse, or underground damage. Such insurance shall not include any exclusions for X.C.& U., operations within 50 feet of a railroad, rigging, lifting or boom overload exposures. Such insurance shall not include the professional services exclusion. The aggregate limits shall apply separately to each annual policy period, except for the product and completed operation coverage, which shall be a Project term aggregate. Limits: US $[***] each occurrence US $[***] general aggregate with dedicated limits to the Train 4 Facility US $[***] products and completed operations aggregate dedicated to the Train 4 Facility iii. Commercial Automobile Insurance. This policy shall include coverage for all owned, hired, rented, and non-owned automobiles and equipment (if required to be licensed under the applicable vehicle code), and shall include contractual liability, employees as insured, loading and unloading of automotive equipment, deletion of the fellow employee exclusion, uninsured/underinsured motorist and no-fault insurance provisions wherever applicable and liabilities for the death of or injury to any one person and liabilities for loss of or damage to property resulting from any one accident and otherwise comply with Applicable Law. If Hazardous Materials are to be hauled, then the policy shall contain an MCS-90 endorsement that evidences a policy limit of U.S. $[***]. Limit: US $[***] each occurrence and in the annual aggregate iv. Umbrella or Excess Liability Insurance. This policy shall be written as a Contractor Controlled Insurance Policy (as defined in Section 1(D) below) on a “following form” basis and shall provide coverage in excess of the coverages required to be provided by Contractor for employers’ liability insurance, commercial general liability insurance and maritime employer’s liability insurance. The aggregate limit shall apply separately to each annual policy period, except for the product and completed operation coverage, which shall be a Project term aggregate. Limits: US $[***] each occurrence dedicated to the Train 4 Facility US $[***] aggregate limit with dedicated limits to the Train 4 Facility v. Comprehensive Aircraft Liability Insurance. If applicable, for all aircraft owned (including drones), operated, chartered, or brokered by or for Contractor or its RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-3 Subcontractors or Sub-subcontractors in connection with the Work under the Agreement, Contractor shall carry or require the owner or operator of such aircraft to carry: (a) Aircraft Hull Insurance for agreed value, including breach of warranty, coverage to present value each aircraft, or breach of warranty amount, whichever is greater. (b) Aircraft Liability Insurance, including coverage for bodily injury liability, property damage liability and passenger liability, and including coverage for contractual liability for those liabilities assumed by Contractor, including liability for damage due to collision, pollution and removal of wreck. If aircraft will be used to perform lifts at the Site or any Project related site, a “slung cargo” endorsement must be included to cover the full replacement value of any equipment being lifted. Limit: US $[***] per occurrence and in the annual aggregate (c) The policy listed in clause (b) above shall provide a breach of warranty in favor of Owner Indemnified Parties. To meet the foregoing comprehensive aircraft liability insurance requirements, Contractor shall, upon NTP, extend the comprehensive aircraft liability insurance coverage under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements. vi. Watercraft Insurance. If applicable, for all vessels owned, operated, chartered, or brokered by or for Contractor or any of its Subcontractors or Sub- subcontractors in connection with its Work under the Agreement, Contractor or its Subcontractors shall carry or require the owner or operator of such vessels to carry: (a) Hull Insurance covering all owned and/or bareboat chartered watercraft used in performing work and/or services related to this project. Such coverage shall be written on the American Institute Hull Clauses (6/2/1977) form, or equivalent, with the amount of coverage equal to the fair market value of the hull and machinery, (b) Protection and Indemnity Insurance to cover liabilities arising out of the ownership, operation and use of any vessel, including coverage for contractual liability for those liabilities assumed by Contractor herein, including sudden and accidental pollution liability, collision and tower’s liability, cargo Owner’s legal liability (to the extent applicable), and removal of wreck insofar as required by applicable statute. Any “as Owner” and “other than Owner” clauses are to be deleted. Limit: US $[***] per occurrence RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-4 (c) Charterer’s Legal Liability Insurance to cover liabilities arising out of operation and use of any time or voyage chartered vessel including coverage for contractual liability for those liabilities assumed by Contractor herein. Limit: US $[***] per occurrence (d) Vessel Pollution Coverage shall be put in place for any owned and/or bareboat chartered vessels used by the Contractor in connection with this project, with limits of US $[***] per occurrence To meet the foregoing watercraft insurance requirements, Contractor shall, upon NTP, extend the watercraft insurance coverage under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements. vii. Contractor’s Equipment Floater. Contractor shall maintain or self-insure, and shall cause all Subcontractors and Sub-subcontractors to maintain or self-insure, equipment insurance covering all materials, tools, equipment, and items (whether owned, rented, or borrowed) of Contractor, its Subcontractors and Sub-subcontractors that will not become part of the finished Work, including loss or damage during loading, unloading and while in transit. Such coverage shall be on an all-risk basis to the full value of the materials, tools, equipment, and items with any and all deductibles to be assumed by, for the account of, and at Contractor’s, Subcontractor’s, and Sub-subcontractor’s sole risk. Contractor waives, and shall cause all of its Subcontractors and Sub-subcontractors to waive, all rights against Owner Indemnified Parties for loss or damage to any Construction Equipment used in connection with the Project. To meet the foregoing equipment floater insurance requirements, Contractor shall, upon NTP, extend the construction equipment floater insurance requirements under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements. viii. Contractor’s Pollution Liability Insurance. This policy shall be written as a Contractor Controlled Insurance Policy (as defined in Section 1(D) below) and provide coverage against claims for bodily injury (including bodily injury and death) and property damage (including loss of use) caused by or arising out of pollution incidents arising from the activities of Contractor or any of its Subcontractors or Sub-subcontractors at or near the Site, and shall include contractual liability per the terms and conditions of such policy. Coverage shall apply to sudden and gradual pollution events and mold and fungus damage, shall include all transportation-related events, and respond to cleanup both on and off the Site. Coverage shall include completed operations coverage for [***] ([***]) years after Final Completion.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-5 (a) Such insurance shall include by its terms or appropriate endorsements: completed operations limited cancellation clause; silt, and sediment as pollutants; any locations other than the Site or any other site where materials are received or stored; and discovery-triggered coverage for emergency response costs. (b) Coverage must be evidenced for on and off-site transportation which may result in a pollution incident/event and non-owned disposal site coverage (if applicable), and shall not include a lead-based paint or asbestos exclusion if such materials are included in the Equipment and materials supplied as part of the Work or are present at the Site or any Project-related site. Limits: US $[***] each occurrence US $[***] in the aggregate with limits dedicated to the Project To meet the foregoing contractor’s pollution liability insurance requirements, Contractor shall, upon NTP, extend the contractor’s pollution liability insurance under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements. ix. Marine Liability Insurance. If a dock or wharf is used to perform any part of the Work (or Work is otherwise performed on, over, or in close proximity to navigable waters), Contractor shall, or shall cause the relevant Subcontractor to, provide marine liability insurance covering liabilities arising from the use or operation of the dock or wharf in the care, custody or control of the Contractor or for Work performed on, over, or in close proximity to navigable waters. This requirement does not apply to transport providers if coverage is provided under a separate protection and indemnity policy. Coverage shall include the following: wharfinger’s/stevedores/MTOL with respect to operations at the construction dock, contractual liability (if not provided in the policy form, is to be provided by endorsement), sudden and accidental pollution, “in rem” liability and charterer’s legal liability and deletion of the care, custody and control exclusion. Limits: US $[***] each occurrence US $[***] general aggregate US $[***] products and completed operations aggregate To meet the foregoing equipment marine liability insurance requirements, Contractor shall, upon NTP, extend the construction marine liability insurance under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-6 x. Builder's Risk Insurance. Property damage insurance on an "all risk" basis insuring Contractor, Owner and Lender, as their interests may appear, including coverage against loss or damage from the perils of earth movement (including earthquake, landslide, subsidence and volcanic eruption), Windstorms, water damage, startup and testing, strike, riot, civil commotion, malicious damage, and terrorism (such terrorism policy may be obtained under a separate policy). To meet the builder’s risk insurance requirements under this Attachment O, Contractor shall, upon NTP, extend the builder’s risk insurance coverage under the Phase 1 EPC Agreements to this Agreement. Such extension shall meet the requirements of this Attachment O and shall not relieve Contractor of any of its responsibilities to meet the requirements of Attachment O under the Phase 1 EPC Agreements, except that (unless expressly stated otherwise in this Section) any limits, sublimits, deductibles, payments or other values stated herein shall not be doubled or otherwise increased as a result of the extension of the builder’s risk insurance to this Agreement. (a) Property Covered: The insurance policy shall provide coverage for (i) the buildings, structures, boilers, machinery, Equipment, facilities, fixtures, supplies, fuel, and other properties constituting a part of The Train 4 Facility and Phase 1 Facilities, (ii) free issue items used in connection with The Train 4 Facility and Phase 1 Facilities, (iii) the inventory of spare parts to be included in The Train 4 Facility and Phase 1 Facilities, (iv) property of others in the care, custody or control of Contractor or Owner in connection with the Train 4 Facility and Phase 1 Facilities, (v) all preliminary works, temporary works and interconnection works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media. (b) Additional Coverages: The insurance policy shall insure (i) the cost of preventive measures to reduce or prevent a loss (sue & labor) in an amount not less than U.S.$[***], (ii) operational and performance testing for a period not less than [***] ([***]) Days, (iii) unless otherwise covered under the marine cargo policy, inland transit with sub-limits sufficient to insure the largest single shipment to or from the Site from anywhere worldwide, (iv) expediting expenses (defined as extraordinary expenses incurred after an insured loss to make temporary repairs and expedite the permanent repair of the damaged property) in an amount not less than U.S.$[***], which such amount shall be specific to Section 1 of the Builder’s Risk policy, (v) off-Site storage with sub-limits sufficient to insure the full replacement value of any property or Equipment not stored on the Site, and (vi) the removal of debris with a sub-limit not less than [***] percent ([***]%) of the loss amount, but subject to a minimum of U.S.$[***]. (c) Special Clauses: The insurance policy shall include (i) a seventy- two (72) hour flood/storm/earthquake clause, (ii) unintentional errors and omissions clause, (iii) a 50/50 clause, (iv) an other insurance clause making this insurance primary over any other insurance, (v) a clause stating that the RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-7 policy shall not be subject to cancellation by the insurer except for non- payment of premium and (vi) an extension clause allowing the policy period to be extended for up to [***] ([***]) months for an additional premium and terms and conditions to be agreed. (d) Prohibited Exclusions: The insurance policy shall not contain any (i) coinsurance provisions, (ii) exclusion for loss or damage resulting from freezing and mechanical breakdown, (iii) exclusion for loss or damage covered under any guarantee or warranty arising out of an insured peril, (iv) exclusion for resultant damage caused by ordinary wear and tear, gradual deterioration, normal subsidence, settling, cracking, expansion or contraction and faulty workmanship, design or materials no more restrictive than the LEG 2/06. (e) Sum Insured: The insurance policy shall (i) be on a replacement cost form, with no periodic reporting requirements with the exception of material changes in the sum insured, (ii) upon NTP, extend the builder’s risk insurance under the Phase 1 EPC Agreements to this Agreement, insuring Train 1, Train 2, and Train 3 in the amount required under the Phase 1 EPC Agreements and insuring Train 4 for an amount no less than an amount to be determined based upon an estimated maximum loss study for the Train 4 Facility and Phase 1 Facilities performed by a reputable and experienced firm reasonably satisfactory to Contractor, Owner and Owner’s Lenders, with such estimated maximum loss approved by the Parties within such time, (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, Taxes and fees, (v) insure loss or damage from earth movement without a sub-limit, (vi) upon NTP, extend the insurance for property loss or damage from Windstorm and water damage (including flood and storm surge) under Phase 1 EPC Agreements in the amount required under the Phase 1 EPC Agreements and insuring Train 4 with a sub-limit of not less than U.S.$[***] per occurrence and in the aggregate or other such greater sum as determined by Owner, subject to commercial availability, and such sublimit shall apply to the combined loss covered under Section 1.A.x Builder’s Risk and Section 1.A.xi Builder’s Risk Delayed Startup, and (viii) upon NTP, extend the insurance for loss or damage from strikes, riots and civil commotion under the Phase 1 EPC Agreements, insuring the combined Train 1, Train 2, Train 3 and Train 4 with a sub-limit not less than U.S.$[***] for loss or damage from strikes, riots and civil commotion. (f) Deductible: The insurance policy covering the Train 4 Facility and Phase 1 Facilities shall have no deductible greater than U.S.$[***] per occurrence; provided, however, (i) for Windstorms and water damage (including flood and storm surge), the deductible shall not be greater than [***] percent ([***]%) of values at risk for the Train 4 Facility and Phase 1 Facilities, subject to a minimum deductible of U.S.$[***] and, subject to Section 1.R below, a maximum deductible of U.S.$[***] for Windstorms RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-8 and water damage for the Train 4 Facility and Phase 1 Facilities, (ii) for wet works, the deductible shall not be greater than U.S.$[***] for the Train 4 Facility and Phase 1 Facilities, (iii) for claims arising from testing and commissioning, the deductible shall not be greater than U.S.$[***], (iv) for claims where defects exclusion LEG2/06 applies, the deductible shall not be greater than U.S.$[***] and (v) for claims arising from tank fill the deductible shall not be greater than U.S.$[***]. (g) Payment of Insurance Proceeds: The property damage proceeds under the builder’s risk policy shall be primary to any potential payment under the Builder’s Risk Delayed Startup Insurance (Section 1.A.xi) and be paid as follows with respect to any one occurrence: 1) the first [***] U.S. Dollars (U.S.$[***]) of amounts paid under the builder’s risk insurance policy for property damage to the Train 4 Facility shall be paid by the insurance carrier directly to Contractor, which shall be used by Contractor in connection with the repair, replacement or other necessary work in connection with the loss or damage to the Train 4 Facility; and 2) any amounts in excess of [***] U.S. Dollars (U.S.$[***]) for property damage to the Train 4 Facility shall (x) be paid by the insurance carrier directly to the Collateral Agent (or if there is no Collateral Agent, a mutually agreed upon escrow agent), and Owner shall pay such insurance proceeds to Contractor for the completion (or, if agreed by the Lenders, Collateral Agent or escrow agent, the planned completion) by Contractor of repairs, replacement and other necessary work in accordance with the restoration plan (unless such plan is not required by the Lenders or Collateral Agent) prepared by Contractor and approved by Owner, and (y), provided that the conditions set forth in this clause (x) have been satisfied, be paid by Owner to Contractor in accordance with the following schedule: (a) for any interim payment(s) or final settlement payment of the builder’s risk proceeds received by the Collateral Agent (or escrow agent) for the Train 4 Facility, Owner shall have [***] ([***]) Business Days after the Collateral Agent’s (or escrow agent’s) receipt of all proceeds to pay Contractor; (b) however, for any interim payment(s) or final settlement payment received by the Collateral Agent (or escrow agent) for the Train 4 Facility, Owner shall not have more than [***] ([***]) Days to pay any portion of the builder’s risk proceeds received to date. Notwithstanding the foregoing, under no circumstances shall Owner be required to pay any builder’s risk insurance proceeds to Contractor if Owner or Lender elects not to repair or rebuild the damaged aspect of the Train 4 Facility, except to the extent Contractor has incurred costs in excess of the [***] U.S. Dollars (U.S.$[***]) of the builder’s risk proceeds paid directly to Contractor for safety, protection and salvage for the Train 4 Facility. For the avoidance of doubt, if there is a delay in the approval of the restoration plan beyond the times specified in Section 1.A.x(g)2)(y) through no fault of Contractor, and

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-9 Contractor satisfies the conditions in this Section 1.A.x(g)2) for the payment of builder’s risk proceeds received by the Collateral Agent (or escrow agent), then Contractor shall not be required to effect repairs or other restoration of the Work affected by the insured occurrence for any costs of repairs or restoration exceeding the sum of the deductible under such insurance and any amounts previously paid to Contractor under such insurance and Contractor shall be entitled to relief to the extent permitted under Section 6.2A.10 of the Agreement “Collateral Agent” means the collateral agent under the credit agreement with Owner for the financing of the Project. xi. Builder’s Risk Delayed Startup Insurance. Delayed startup coverage insuring Owner and Lender, as their interests may appear, covering the Owner’s debt servicing expenses, fixed costs, and / or gross profit as determined by Owner as a result of any loss or damage insured by Section 1.A.x above resulting in a delay in Substantial Completion beyond the applicable Guaranteed Substantial Completion Date in an amount to be determined by Owner, subject to commercial availability at a reasonable cost. Upon NTP, Contractor shall extend the builder’s risk delayed startup insurance coverage under the Phase 1 EPC Agreements to this Agreement, insuring Train 1, Train 2 and Train 3 for the amount required under the Phase 1 EPC Agreements and Train 4 in an amount to be determined by Owner, subject to such amount to be determined by Owner. This coverage shall be on an actual loss-sustained basis. Any proceeds from delay in startup insurance, with the exception of payments for increased cost of working costs incurred by the Contractor, shall be payable solely to the Lender or its designee and shall not in any way reduce or relieve Contractor of any of its obligation or liabilities under the Agreement. The increased cost of working costs shall not erode the delayed startup limit and is paid in addition to the delayed startup proceeds. Any claims under the builder’s risk delayed startup insurance shall be handled and adjusted by Owner, with cooperation by Contractor. (a) Such insurance shall (a) have a deductible of not greater than [***] ([***]) Days aggregate for all occurrences, except [***] ([***]) Days in the aggregate in the respect of Windstorms and water damage (including flood and storm surge), (b) include an interim payments clause allowing for the monthly payment of a claim pending final determination of the full claim amount, (c) cover loss sustained when access to the Site is prevented due to an insured peril at premises in the vicinity of the Site for a period not less than [***] ([***]) Days, (d) cover loss sustained due to the action of a public authority preventing access to the Site due to imminent or actual loss or destruction arising from an insured peril at premises in the vicinity of the Site for a period not less than [***] ([***]) Days, (e) insure loss caused by FLEXA named perils to finished Equipment (including machinery) while awaiting shipment at the premises of a Subcontractor or Sub-subcontractor, (f) not contain any form of a coinsurance provision or include a waiver of such provision, and (g) cover loss sustained due to the accidental interruption or failure, caused by an insured peril of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Site for a period not less than [***] ([***]) Days. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-10 (b) Owner may communicate all financial information directly to Contractor’s insurance broker. Contractor shall not be entitled to receive any such information. xii. Marine Cargo Insurance. Cargo insurance insuring Contractor, Owner and Lender, as their interests may appear, on a “warehouse to warehouse” basis including land, air and marine transit insuring “all risks” of loss or damage on a C.I.F. basis plus [***] percent ([***]%) from the time the goods are in the process of being loaded for transit until they are finally delivered to the Site including shipment deviation, delay, forced discharge, re-shipment and transshipment. Such insurance shall (a) include coverage for theft, pilferage, non-delivery, charges of general average sacrifice or contribution, salvage expenses, temporary storage in due course of transit, consolidation, repackaging, refused and returned shipments, debris removal, (b) contain a replacement by air extension clause, a 50/50 clause, a difference in conditions for C.I.F. shipments, an errors and omissions clause, an import duty clause and a non-vitiation clause (but subject to a paramount warranty for surveys of critical items), (c) include an insufficiency of packing clause, (d) provide coverage for sue and labor in an amount not less than $[***] and (e) insure for the replacement value of the largest single shipment on a C.I.F. basis plus [***] percent ([***]%). (a) The physical damage proceeds under the marine cargo policy shall be paid as follows with respect to any one occurrence: 1) the first [***] U.S. Dollars (U.S.$[***]) of amounts paid under the marine cargo insurance policy for physical damage to the Train 4 Facility (i.e., equipment, materials, machinery, spares, etc.) shall be paid by the insurance carrier directly to Contractor, which shall be used by Contractor in connection with the repair, replacement or other necessary work in connection with the Train 4 Facility; and 2) any amounts in excess of [***] U.S. Dollars (U.S.$[***]) for physical damage to the Train 4 Facility (i.e., equipment, materials, machinery, spares, etc.) shall be paid by the insurance carrier directly to the Collateral Agent (or if there is no Collateral Agent, a mutually agreed upon escrow agent), and Owner shall pay such insurance proceeds to Contractor, for the completion (or, if agreed by the Lenders, Collateral Agent or escrow agent, the planned completion) by Contractor of repairs, replacement and other necessary work in accordance with the restoration plan (unless such plan is not required by the Lenders or Collateral Agent) prepared by Contractor and approved by Owner, and (y), provided that the conditions set forth in this clause (x) have been satisfied, be paid by Owner to Contractor in accordance with the following schedule: (a) for any interim payment(s) or final settlement payment of the marine cargo proceeds received by the Collateral Agent (or escrow agent) for the Train 4 Facility, Owner shall have [***] ([***]) Business Days after the Collateral Agent’s (or escrow agent’s) receipt of all proceeds to pay Contractor; (b) however, for any interim payment(s) or final settlement payment received by the RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-11 Collateral Agent (or escrow agent) for the Train 4 Facility, Owner shall not have more than [***] ([***]) Days to pay any portion of the marine cargo proceeds received to date. Notwithstanding the foregoing, under no circumstances shall Owner be required to pay any marine cargo insurance proceeds to Contractor if Owner or Lender elects not to repair or rebuild the damaged insured interests (i.e., equipment, materials, machinery, spares, etc.), except to the extent Contractor has incurred costs in excess of the [***] U.S. Dollars (U.S.$[***]) of the marine cargo proceeds paid directly to Contractor for safety, protection and salvage for the insured interests (i.e. equipment, materials, machinery, spares, etc.). For the avoidance of doubt, if there is a delay in the approval of the restoration plan beyond the times specified in Section 1.A.xii(a)2)(y) through no fault of Contractor, and Contractor satisfies the conditions in this Section 1.A.x(g)2)for the payment of marine cargo proceeds received by the Collateral Agent (or escrow agent), then Contractor shall not be required to effect repairs or other restoration of the Work affected by the insured occurrence for any costs of repairs or restoration exceeding the sum of the deductible under such insurance and any amounts previously paid to Contractor under such insurance and shall be entitled to relief to the extent permitted under Section 6.2A. of the Agreement. xiii. Marine Cargo Delayed Startup Insurance. Delayed startup insurance insuring Owner and Lender, as their interests may appear, for the Owner’s debt servicing expenses, fixed costs, and / or gross profit as determined by Owner due to a delay in achievement of Substantial Completion beyond the Guaranteed Substantial Completion Date arising out of an event insured by the marine cargo insurance. Such insurance shall (a) cover the actual loss sustained due to blockage/closure of specified waterways, (b) include an interim payments clause allowing for the monthly payment of a claim where liability is admitted, pending final determination of the full claim amount and (c) cover delay caused by loss, breakdown or damage to the hull, machinery or equipment of the vessel or aircraft on which the insured property is being transported, resulting in a delay in achievement of Substantial Completion beyond the applicable Guaranteed Substantial Completion Date in an amount to be determined by Owner and Lender but subject to commercial availability at a reasonable cost. Prior to the shipment of any Equipment under this Agreement but in any event no later than NTP, Contractor shall provide the marine cargo delayed startup insurance coverage under the Agreement, insuring Train 4 for an amount to be determined by Owner and Lender’s insurance advisor and subject to commercial availability at a reasonable cost. Such insurance shall have a deductible of not greater than [***] ([***]) Days aggregate for all occurrences during the policy period. Any proceeds from delay in startup insurance shall be payable solely to Lender or its designee and shall not in any way reduce or relieve Contractor of any of its obligation or liabilities under the Agreement. Any claims under the marine cargo delayed startup insurance shall be handled and adjusted by Owner, with the cooperation by Contractor. Owner may communicate all financial information directly to Contractor’s insurance broker. Contractor shall not be entitled to receive any such information. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-12 B. Insurance Companies. All insurance required to be obtained by Contractor pursuant to this Agreement shall be from an insurer or insurers permitted to conduct business as required by Applicable Law and shall be rated either by Best’s Insurance Guide Ratings (or equivalent) as an “A-” or better with a financial category of “VIII” or better, or by Standard and Poor’s (or equivalent) as a “A-”. C. Subcontractor and Sub-Subcontractor’s Insurance Requirements. i. Contractor Controlled Insurance Policy. Contractor will put in place a Contractor Controlled Insurance Policy (as defined below) to cover operations at the Site, all as more specifically set forth in the Agreement and this Attachment O. Each enrolled party will have the benefit of the insurances placed in the Contractor Controlled Insurance Policy, as more fully set forth in the Contractor Controlled Insurance Policy Manual. Contractor and Owner agree that, during the term of this Agreement, all personnel employed by Contractor and its Enrolled Subcontractors (as defined below), respectively, shall be solely the employees of their respective entities and have no contractual relationship with the other or Owner. Owner, Contractor and all Enrolled Subcontractors expressly agree that the Contractor Controlled Insurance Policy is intended to be the primary means of protection for Contractor and its Enrolled Subcontractors for injury or death claims arising from the work asserted by employees of Contractor and/or its Enrolled Subcontractors. All insurance provided under the Contractor Controlled Insurance Policy shall be primary and not excess to or on a contributing basis with any similar project specific insurance or self- insurance maintained by Contractor or its Enrolled Subcontractors. It is agreed that for the purposes of implementing the provisions of Texas Labor Code 406.123, Contractor is a "General Contractor" as defined by Texas Labor Code 406.121(1) by virtue of Contractor procuring the performance of work or a service for the Project. It is further agreed that “Enrolled Subcontractors” are Contractor’s "Subcontractors" as defined by Texas Labor Code 406.121(5) by contracting to perform work or services for the Project, which includes all Subcontractors and Sub-subcontractors performing Work on the Site. Based on the foregoing, it is agreed that Enrolled Subcontractors and their respective employees performing work or services for the Project shall be considered “employees” of Contractor solely for purposes of the workers' compensation laws of this state by virtue of Contractor providing workers' compensation insurance to the Contractor and its Enrolled Subcontractors and their respective employees pursuant to Texas Labor Code 406.123(e). As such, the workers’ compensation insurance provided by the Contractor Controlled Insurance Policy shall be considered the sole exclusive remedy for any claims by such “employees” against Owner, Contractor, Enrolled Subcontractors and their respective employees, by employees of Contractor and its Enrolled Subcontractors for injuries, including death, while performing work or services for the Project. ii. If Contractor subcontracts any part of the Work, Contractor shall obtain or require its Subcontractors and Sub-subcontractors to maintain similar insurance coverage and amounts that Contractor is required to maintain pursuant to the Agreement, as applicable and appropriate to the work of such Subcontractor and Sub-subcontractor sufficient to cover risks inherent in the work of such Subcontractor or Sub-subcontractor. Upon Owner’s written request, Contractor shall promptly furnish to Owner certificates of

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-13 insurance evidencing coverage for each Subcontractor and Sub-subcontractor. Any deficiency in the coverage, policy limits, or endorsements of said Subcontractor or Sub- subcontractor insurance will be the sole responsibility of Contractor. D. Additional Insured. All Project-specific insurance policies provided by Contractor pursuant to the Agreement shall: (i) name Owner Indemnified Parties as Additional Named Insureds; and (ii) name Port Indemnified Parties as Additional Insureds to the extent of Contractor’s indemnity obligations set forth in the Agreement. Project-specific insurance means the insurances dedicated to the Project, which are commercial general liability, umbrella or excess liability, Contractor’s pollution liability insurance, worker’s compensation, builder’s risk insurance and marine cargo insurance (each a “Contractor Controlled Insurance Policy”). Owner Indemnified Parties shall be a Named Insured under the builder’s risk delayed startup insurance and the marine cargo delayed startup insurance. Except for Contractor Controlled Insurance Policies and the builder’s risk delayed startup insurance and marine cargo delayed startup insurance, all insurance policies provided by Contractor or any of its Subcontractors or Sub- subcontractors pursuant to the Agreement (except for Workers’ Compensation, Employer’s Liability and Contractor’s Equipment Floater) shall include Owner Indemnified Parties and Port Indemnified Parties as Additional Insureds (utilizing to the extent commercially available CG2010 1001 and CG2037 1001) to the extent of Contractor’s indemnity obligations in the Agreement or the respective Subcontractor’s or Sub-subcontractor’s indemnity obligations set forth in their respective Subcontracts. E. Waiver of Subrogation. Unless prohibited by Applicable Law, all policies of insurance provided by Contractor or any of its Subcontractors or Sub-subcontractors pursuant to this Agreement shall include clauses providing that each underwriter shall waive its rights of recovery, under subrogation or otherwise, against Owner Indemnified Parties and Port Indemnified Parties. F. Contractor’s Insurance is Primary. Except for the insurance provided by Owner under this Attachment O, the insurance policies of Contractor and its Subcontractors or Sub- subcontractors shall state that such coverage is primary and non-contributing to any other insurance available to or provided by Owner Indemnified Parties and Port Indemnified Parties. G. In Rem. The insurance policies of Contractor and any of its Subcontractors or Sub- subcontractors shall, where applicable, contain a clause providing that a claim “in rem” shall be treated as a claim against the respective Contractor, Subcontractor, Sub-subcontractor or Owner Indemnified Parties, as applicable. H. Severability. The insurance policies of Contractor and of its Subcontractors and Sub-subcontractors shall, where applicable, contain a severability of interest clause or a standard cross liability endorsement. I. Non-Vitiation. The insurance policies of Contractor and of its Subcontractors and Sub-subcontractors shall provide a “Multiple Insured Clause” or “Separation of Insureds Clause” which includes language substantially similar to the following: RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-14 i. It is noted and agreed that coverage under the aforementioned policies shall apply in the same manner and to the same extent as if individual policies had been issued to each insured party, provided that the total liability of the insurers to all the insured parties collectively shall not exceed the sums insured and limits of indemnity stated in such policy. ii. It is further understood and agreed that, under such policy’s terms and conditions, the insurers may be entitled to avoid liability to the insured parties in circumstances of fraud, misrepresentation, non-disclosure or breach of any warranty or condition of said policy or committed by an insured party, which shall herein be referred to in this section as a “Vitiating Act”. iii. It is however agreed, with the exception of the Marine Cargo policy (Section 1.A.xii above) subject to a paramount warranty for surveys of critical items, that a Vitiating Act committed by one insured party shall not prejudice the right to indemnity of any other insured party who has an insurable interest and who has not committed a Vitiating Act by including language such as that the policy shall treat each Named Insured as if they were the only Named Insured and as to any claim separately to each insured as if they were the only insured. J. Copy of Policy. At Owner’s written request, Contractor shall promptly provide Owner valid copies of each of the Contractor Controlled Insurance Policies, the builder’s risk delayed startup insurance policy and the marine cargo delayed startup insurance policy procured by Contractor pursuant to this Attachment O, or if such policies have not yet been received by Contractor, then with binders of insurance, duly executed by the insurance agent, broker or underwriter fully describing the insurance coverages affected. K. Subject to Change. All insurance requirements for this Agreement are subject to change at the reasonable discretion of Owner, provided the insurances required to be procured by Contractor to comply with such changes are available in the market. Such changed insurance requirements shall be documented pursuant to a Change Order pursuant to this Agreement to reimbursement of the costs associated with such changes, without any markup. Such change shall include any requirements of Lenders, if applicable. L. Limitation of Liability. Types and limits of insurance shall not in any way limit any of Contractor’s obligations, responsibilities or liabilities under this Agreement. M. Jurisdiction. All insurance policies shall include coverage for jurisdiction within the United States of America and shall comply with Applicable Laws. To the extent Work is performed outside of the United States of America, Contractor shall, or cause it Subcontractors to maintain coverage for the applicable jurisdiction and comply with Applicable Laws. N. Miscellaneous. Contractor and its Subcontractors and Sub-subcontractors shall do nothing to void or make voidable any of the insurance policies purchased and maintained by Contractor or its Subcontractors or Sub-subcontractors hereunder. Contractor shall promptly give Owner notice in writing of the occurrence of any casualty or significant injury that may give rise to a claim and arising out of or relating to the performance of the Work; provided, however, in no event shall such notice be more than [***] ([***]) Days after the occurrence of such casualty on RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-15 injury. In addition, Contractor shall ensure that Owner is kept fully informed of any subsequent action and developments concerning the same, and assist in the investigation of any such casualty, claim, event, circumstance or occurrence. The insurance policies required under this Section 1 shall include a statement that the insurance coverage shall not be canceled, restricted or reduced without at least [***] ([***]) Days prior written notice by Contractor to Owner. O. Instructions for Certificate of Insurance. Contractor’s certificate of insurance form, completed by Contractor’s insurance agent, broker or underwriter, shall reflect the recognition of additional named insured status, additional insured status, waivers of subrogation, and primary insurance requirements contained in this Attachment O. P. Certificate of Insurance Requirements. Contractor shall furnish to Owner, (a) no later than [***] ([***]) Days prior to the commencement of Work at the Site and (b) any other time upon Owner’s request, certificates of insurance, on the most recent edition of the ACORD form, or equivalent, reflecting all of the insurance required of Contractor under this Agreement; provided that Contractor shall not be required to deliver certificates of insurance for any insurance provided by any Subcontractors or Sub-subcontractors unless requested in writing by Owner. Neither Owner’s review nor failure to review such certificates shall constitute acquiescence thereto or be deemed to waive or diminish Owner’s rights under the Agreement. All certificates of insurance and associated notices and correspondence concerning such insurance shall be addressed to the contact information listed in the Agreement for notices, plus the following: [***], at [***]@next-decade.com. Q. Policy Form and Approval. Except as specifically set forth in this Section 1 of this Attachment O, all policies of insurance required to be maintained by Contractor and its Subcontractors and Sub-subcontractors shall be written on reasonable and customary terms, conditions and exclusions for facilities of similar size and scope as Train 4. The commercial general liability insurance, Contractor’s pollution liability insurance, umbrella or excess liability insurance, builder’s risk insurance, marine cargo insurance, builder’s risk delayed start up insurance, marine cargo delayed startup insurance and any other Contractor Controlled Insurance Policy required to be provided by Contractor shall be subject to Owner’s written approval, not to be unreasonably withheld. R. Deductibles. Contractor shall bear the costs of all deductibles under insurances provided by Contractor under this Agreement, provided however that with respect to a loss related to Windstorms and water damage covered by the builder’s risk insurance policy (or such loss that would have been covered but for the existence of the deductible), should the maximum deductible for Windstorms and water damage obtained pursuant to Section 1.A.x(f) exceed U.S.$[***], Owner shall bear the costs of and reimburse Contractor (on a per occurrence basis) for that portion of the deductible that exceeds U.S.$[***] and Contractor or its Subcontractors or Sub- subcontractors shall bear the cost of all deductibles under insurances provided by Contractor’s Subcontractors or Sub-subcontractors under this Agreement. S. Owner’s Right to Remedy. In addition to the rights under Sections 9.1D and 9.1E of the Agreement, if Contractor fails to provide or maintain insurance as required herein, including any insurance required to cover its Subcontractors or Sub-subcontractors, Owner shall have the RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-16 right but not the obligation to purchase such insurance. In such event, the Contract Price shall be reduced by the amount paid for such insurance. 2. Owner’s Insurance. A. Types and Limits of Insurance. Owner shall, at its own cost and expense, procure and maintain (or require to be procured and maintained) in full force and effect at all times for the Train 4 Facility (to the extent described below), the following insurance: i. Property Insurance. After Substantial Completion of Train 4 and until the expiration of the Defect Correction Period for such Train, Owner shall obtain property insurance and such insurance shall contain a waiver of subrogation in favor of Contractor and its Subcontractors and Sub-subcontractors (except for Vitiating Acts) during the Defect Correction Period for such Train. ii. Stevedores/Wharfingers Liability. On or prior to [***] ([***]) Days prior to RLFC, Owner shall extend the stevedores/wharfingers liability under the Phase 1 EPC Agreements to this Agreement, insuring Train 4 consistent with prudent practices associated with the operation of the Train 4 Facility and Phase 1 Facilities and its dock facilities with minimum limits of US$[***] per occurrence and in the aggregate (which such limits may be met using a stevedores/wharfingers excess liability policy), with such US$[***] covering the Train 4 Facility and the Phase 1 Facilities. Such policy shall cover liability. (a) As a wharfinger, for physical loss of or damage to LNG Tanker, the property of others while the LNG Tankers are in the custody of Owner at the landing and mooring facilities of the Train 4 Facility and Phase 1 Facilities; (b) As a stevedore, for physical loss of or damage to LNG Tankers, the property of others arising from loading or unloading operations performed by or for Owner or Owner Indemnified Parties at the Train 4 Facility and Phase 1 Facilities; and (c) For physical loss of or damage to property of others arising out of loading, unloading, docking and undocking, including LNG Tankers approaching, at and departing from the landing and mooring facilities of the Train 4 Facility and Phase 1 Facilities or for loss of life or personal injury, if arising only out of those operations covered by these Sections 2.A.ii(a), 2.A.ii(b) and 2.A.ii(c). Owner shall procure for Contractor, its Subcontractors and its Sub-subcontractors an additional insured endorsement under this policy. A waiver of subrogation will be provided in the policy in favor of Contractor, Subcontractors and its Sub-subcontractors. The additional insured endorsement shall be in effect, at a minimum, prior to RLFC. B. Limitation of Insurance. The insurance provided by Owner shall not in any way limit or reduce Contractor’s liability to Owner under the Agreement.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement O-17 C. Claims. Contractor shall promptly give Owner notice in writing of the occurrence of any casualty or injury that may give rise to a significant claim under an insurance policy required to be provided hereunder; provided, however, in no event shall such notice be more than [***] ([***]) Days after Contractor has received notice of a claim or intent to file a claim. In addition, Contractor shall ensure that Owner is kept fully informed of any subsequent action and developments concerning the same, assist in the investigation of any such casualty or injury, and assist in the preparation and negotiation of any such claims. D. Disclosure to Insurers. Contractor shall cooperate with Owner’s insurers and provide all reasonable information requested by such insurers until the expiration of the Defect Correction Period. E. Miscellaneous. Contractor and its Subcontractors and Sub-subcontractors shall do nothing to void or make voidable any of the insurance policies purchased and maintained by Owner hereunder. All insurance required to be obtained by Owner pursuant to the Agreement shall be from an insurer or insurers permitted to conduct business as required by Applicable Law and shall either (1) be acceptable to Lender’s collateral agent or (2) be rated with either (a) an “A-” or better and a financial category of “VIII” or better by Best’s Insurance Guide Ratings (or equivalent) or (b) a “A-” or better by Standard and Poor’s (or equivalent). Any time after issuance of NTP, at Contractor’s written request, Owner shall deliver to Contractor certificates of insurance reflecting all of the insurance required of Owner under this Agreement. Types and limits of insurance provided by Owner shall not in any way limit any of Owner’s or Contractor’s obligations, responsibilities or liabilities under the Agreement. Redacted version P-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT P CONTRACTOR PERMITS [***] Redacted version Q-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT Q OWNER PERMITS [***] Redacted version R-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT R FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT [To be issued on letterhead of Issuing Bank] IRREVOCABLE STANDBY LETTER OF CREDIT NO. DATE: , 20 AMOUNT OF: U.S.$ [ ] ISSUING BANK: [INSERT ISSUING BANK’S NAME AND ADDRESS] BENEFICIARY: APPLICANT AND ACCOUNT PARTY: RIO GRANDE LNG TRAIN 4, LLC 1000 LOUISIANA STREET SUITE 3300 HOUSTON, TEXAS 77002 FACSIMILE: [ ] ATTN: [ ] BECHTEL ENERGY INC. 2105 CITYWEST PL. HOUSTON, TEXAS 77042 FACSIMILE: [ ] ATTN: [ ] WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. (THIS “LETTER OF CREDIT”) IN FAVOR OF RIO GRANDE LNG TRAIN 4, LLC, AS BENEFICIARY, FOR AN INITIAL AMOUNT OF [ DOLLARS (U.S.$ ) (e.g. INSERT AMOUNT EQUAL TO [***] PERCENT ([***]%) OF THE CONTRACT PRICE UNDER THE AGREEMENT (AS DEFINED BELOW))] (THE “STATED AMOUNT”) AT THE REQUEST OF BECHTEL ENERGY INC., AS APPLICANT. WE ARE INFORMED THAT THIS LETTER OF CREDIT IS ISSUED ON BEHALF OF THE APPLICANT TO SUPPORT APPLICANT’S OBLIGATIONS UNDER THAT CERTAIN AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY (“PROJECT”), DATED AS OF JUNE 7, 2025, BY AND BETWEEN APPLICANT AND BENEFICIARY (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”). “CONTRACTOR” AS USED HEREIN MEANS BECHTEL ENERGY INC. “BENEFICIARY” AS USED HEREIN MEANS RIO GRANDE LNG TRAIN 4, LLC AND TRANSFEREES PERMITTED HEREUNDER. FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE BY PAYMENT IN U.S. DOLLARS IN IMMEDIATELY AVAILABLE FUNDS AGAINST THE PRESENTATION OF YOUR WRITTEN DEMAND TO [INSERT ISSUING BANK’S NAME] (THE “ISSUING BANK”) AT [INSERT ISSUING BANK’S ADDRESS AND FACSIMILE NUMBER]BY A SIGHT DRAFT IN THE FORM OF ANNEX I ATTACHED HERETO APPROPRIATELY COMPLETED AND ACCOMPANIED BY A DRAWING CERTIFICATE DULY SIGNED BY BENEFICIARY IN THE FORM OF ANNEX II ATTACHED HERETO APPROPRIATELY COMPLETED. DRAWINGS MAY ALSO BE PRESENTED TO US BY FACSIMILE TRANSMISSION TO [FACSIMILE NUMBER]. MULTIPLE AND PARTIAL DRAWINGS ARE PERMITTED. THE STATED AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY REDUCED BY THE AMOUNT OF ANY DRAWING RECEIVED BY BENEFICIARY PURSUANT TO THIS LETTER OF CREDIT. ALL BANKING CHARGES INCLUDING TRANSFER FEES UNDER THIS LETTER OF CREDIT ARE FOR ACCOUNT OF THE APPLICANT.

R-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY BUT NOT IN PART TO ANY TRANSFEREE. BENEFICIARY’S DRAWING RIGHTS UNDER THIS LETTER OF CREDIT SHALL BE TRANSFERRED IN THEIR ENTIRETY BY PRESENTATION TO ISSUING BANK (AT THE ABOVE-STATED PLACE FOR PRESENTATION) OF A TRANSFER NOTICE, IN THE FORM OF ANNEX III ATTACHED HERETO APPROPRIATELY COMPLETED. UPON PRESENTATION OF A TRANSFER NOTICE, THE PERSON IDENTIFIED AS THE TRANSFEREE SHALL BECOME THE BENEFICIARY, WHOSE NAME AND ADDRESS SHALL BE SUBSTITUTED FOR THAT OF THE TRANSFEROR ON ANY DEMANDS, REQUESTS, OR CONSENTS THEN OR THEREAFTER REQUIRED OR PERMITTED TO BE MADE BY BENEFICIARY AND ON ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS WHETHER NOW EXISTING OR HEREAFTER MADE BY BENEFICIARY. SUBJECT TO COMPLIANCE WITH THE NEXT SENTENCE, WE SHALL ISSUE OUR ADVICE OF TRANSFER TO THE TRANSFEREE. NOTWITHSTANDING THE FOREGOING, THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON OR ANY ENTITY WITH WHICH U.S. PERSONS ARE PROHIBITED FROM DOING BUSINESS UNDER APPLICABLE U.S. LAW AND REGULATION. THE BENEFICIARY MAY, WITH OUR CONSENT, NOT TO BE UNREASONABLY WITHHELD, ASSIGN ITS PROCEEDS TO THIS LETTER OF CREDIT IN THE FORM OF ANNEX VI ATTACHED HERETO APPROPRIATELY COMPLETED ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY. COSTS OR EXPENSES OF SUCH ASSIGNMENT SHALL BE FOR THE ACCOUNT OF THE APPLICANT. THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL DECREASE TO AN AGGREGATE AMOUNT OF [ DOLLARS (U.S.$ ) (e.g. INSERT AMOUNT EQUAL TO [***] PERCENT ([***]%) OF THE CONTRACT PRICE)] UPON THE ISSUING BANK’S RECEIPT FROM BENEFICIARY OF WRITTEN NOTICE IN THE FORM OF ANNEX IV ATTACHED HERETO APPROPRIATELY COMPLETED, STATING THAT (A) SUBSTANTIAL COMPLETION HAS OCCURRED (INCLUDING APPLICANT’S PAYMENT OF ALL DELAY LIQUIDATED DAMAGES DUE AND OWING UNDER THE AGREEMENT FOR TRAIN 4), AND (B) APPLICANT HAS ACHIEVED THE PERFORMANCE GUARANTEES UNDER THE AGREEMENT OR PAID ALL PERFORMANCE LIQUIDATED DAMAGES DUE AND OWING UNDER THE AGREEMENT (INCLUDING ANY POTENTIAL PERFORMANCE LIQUIDATED DAMAGES EXPOSURE BASED UPON THE RESULTS OF THE PERFORMANCE TESTS CONDUCTED PRIOR TO SUBSTANTIAL COMPLETION). PROVIDED THAT THE CONDITIONS FOR DECREASING THE LETTER OF CREDIT TO AN AGGREGATE AMOUNT OF [ DOLLARS (U.S.$ ) (e.g. INSERT AMOUNT EQUAL TO [***] PERCENT ([***]%) OF THE CONTRACT PRICE)] HAVE OCCURRED, THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL DECREASE TO THE AGGREGATE AMOUNT STATED IN BENEFICIARY’S WRITTEN NOTICE TO THE ISSUING BANK WHICH SHALL BE IN THE FORM OF ANNEX V ATTACHED HERETO APPROPRIATELY COMPLETED PROVIDED THAT THE PERIOD SPECIFIED IN CLAUSE (I) OF THE DEFINITION OF DEFECT CORRECTION PERIOD IN THE AGREEMENT FOR TRAIN 4 HAS EXPIRED (I.E., THE [***] ([***]) MONTH PERIOD FOLLOWING SUBSTANTIAL COMPLETION). IN THE EVENT THE AMOUNT OF THE LETTER OF CREDIT IS DECREASED TO ZERO, ANNEX V NEEDS TO BE ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENTS (IF ANY) AND THE LETTER OF CREDIT IS CONSIDERED TERMINATED. ALL DEMANDS FOR PAYMENT MUST BE PRESENTED ON A BUSINESS DAY TO THE ISSUING BANK LOCATED AT [INSERT ISSUING BANK’S NAME AND ADDRESS], NOT LATER THAN 5:00 P.M., EASTERN STANDARD TIME (“E.S.T.”). UPON OUR RECEIPT OF YOUR DRAFT AND DRAWING CERTIFICATE IN FULL COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE WILL HONOR YOUR DEMAND FOR PAYMENT WITHIN [***] ([***]) BUSINESS DAYS FOLLOWING SUCH RECEIPT. “BUSINESS DAY” MEANS ANY DAY OTHER THAN A SATURDAY, A SUNDAY OR ANY OTHER DAY COMMERCIAL BANKS IN THE NEW YORK ARE AUTHORIZED OR REQUIRED BY LAW TO BE CLOSED. IF A DEMAND FOR PAYMENT MADE BY BENEFICIARY HEREUNDER DOES NOT, IN ANY INSTANCE, R-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, THE ISSUING BANK SHALL GIVE BENEFICIARY AND APPLICANT PROMPT NOTICE THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS THEREFORE AND THAT THE ISSUING BANK WILL HOLD ANY DOCUMENTS AT BENEFICIARY’S DISPOSAL OR UPON BENEFICIARY’S INSTRUCTIONS RETURN THE SAME TO BENEFICIARY. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT MADE IN CONFORMITY WITH THIS LETTER OF CREDIT, BENEFICIARY MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT PRIOR TO THE EXPIRATION OF THIS LETTER OF CREDIT. THIS LETTER OF CREDIT SHALL EXPIRE ON [ ], 20[ ] BUT SUCH EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIODS OF ONE (1) YEAR ON [ ], 20[ ], AND ON EACH SUCCESSIVE EXPIRATION DATE THEREAFTER, UNLESS (A) AT LEAST [***] ([***]) DAYS BEFORE THE THEN CURRENT EXPIRATION DATE WE SEND BOTH BENEFICIARY AND APPLICANT NOTICE IN WRITING BY CERTIFIED MAIL OR COURIER (WITH RECEIPT ACKNOWLEDGED BY BENEFICIARY), AT THEIR RESPECTIVE ADDRESSES SET FORTH ABOVE, THAT WE HAVE ELECTED NOT TO EXTEND THIS LETTER OF CREDIT FOR SUCH AN ADDITIONAL PERIOD. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND THE FINAL EXPIRY DATE OF [ ]. NOTWITHSTANDING THE FOREGOING PARAGRAPH, THIS LETTER OF CREDIT WILL BE TERMINATED UPON OUR RECEIPT FROM THE BENEFICIARY OF THE ORIGINAL LETTER OF CREDIT AND AMENDMENTS (IF ANY) AND WRITTEN NOTICE IN THE FORM OF ANNEX V THAT THE PERIOD SPECIFIED IN CLAUSE (I) OF THE DEFINITION OF DEFECT CORRECTION PERIOD IN THE AGREEMENT FOR TRAIN 4 HAS EXPIRED (I.E., THE [***] ([***]) MONTH PERIOD FOLLOWING SUBSTANTIAL COMPLETION) AND THAT THERE ARE NO CLAIMS THAT BENEFICIARY HAS AGAINST APPLICANT ARISING OUT OF THIS AGREEMENT THAT REMAIN UNRESOLVED, AND THAT BENEFICIARY HEREBY REQUESTS TERMINATION OF THIS LETTER OF CREDIT. EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (1998), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590 (“ISP98”), WHICH SHALL IN ALL RESPECTS BE DEEMED A PART HEREOF AS FULLY AS IF INCORPORATED IN FULL HEREIN, EXCEPT AS MODIFIED HEREBY. THIS LETTER OF CREDIT IS ALSO SUBJECT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL, AS TO MATTERS NOT GOVERNED BY ISP98, BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT, OR AGREEMENT REFERRED TO HEREIN OTHER THAN ISP98 OR OTHER THAN BY AGREEMENT IN WRITING BETWEEN BENEFICIARY AND APPLICANT AND CONSENTED TO BY US. [NAME OF ISSUING U.S. BANK] BY: NAME: TITLE: ANNEX I IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER R-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SIGHT DRAFT , 20 PAY AT SIGHT TO ORDER OF THE UNDERSIGNED AND /100 U.S. DOLLARS (U.S.$ ). THIS DRAFT IS PRESENTED UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. DATED , ISSUED FOR THE ACCOUNT OF [ ]. THE UNDERSIGNED, BENEFICIARY, CERTIFIES THAT IN ACCORDANCE WITH THAT CERTAIN AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY, DATED AS OF JUNE 7, 2025, BY AND BETWEEN BECHTEL ENERGY INC. (“APPLICANT”) AND BENEFICIARY (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”), IT IS ENTITLED TO PAYMENT OF THE AMOUNTS SET FORTH ABOVE. TO: [ISSUING BANK NAME] [ISSUING BANK ADDRESS] RIO GRANDE LNG TRAIN 4, LLC By: Name: Title: ANNEX II IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER R-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement DRAWING CERTIFICATE TO: [ISSUING BANK NAME] [ISSUING BANK ADDRESS] RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. GENTLEMEN: REFERENCE IS MADE TO THAT CERTAIN IRREVOCABLE STANDBY LETTER OF CREDIT NO. (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF RIO GRANDE LNG TRAIN 4, LLC (“BENEFICIARY”) AT THE REQUEST AND FOR THE ACCOUNT OF BECHTEL ENERGY INC. (“APPLICANT”). UNLESS OTHERWISE DEFINED HEREIN, TERMS DEFINED IN THE LETTER OF CREDIT SHALL HAVE THE SAME MEANING WHEN USED HEREIN. IN ACCORDANCE WITH THAT CERTAIN AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY, DATED AS OF JUNE 7, 2025, BY AND BETWEEN APPLICANT AND BENEFICIARY (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”), THE UNDERSIGNED DOES HEREBY CERTIFY THAT: a. PURSUANT TO THE AGREEMENT BENEFICIARY IS ENTITLED TO DRAW UNDER THE LETTER OF CREDIT; OR b. THE ISSUING BANK FOR THE LETTER OF CREDIT NO LONGER HAS THE INVESTMENT GRADE RATING (I.E., A RATING OF AT LEAST A- BY STANDARD & POOR’S AND AT LEAST A3 BY MOODY’S INVESTORS SERVICE) AND [***] ([***]) CALENDAR DAYS OR MORE HAVE ELAPSED SINCE THE DATE IN WHICH YOUR RATING FELL BELOW INVESTMENT GRADE (AS DEFINED IN THE AGREEMENT) AND A REPLACEMENT LETTER OF CREDIT COMPLYING WITH SECTION 9.2 OF THE AGREEMENT HAS NOT BEEN RECEIVED BY BENEFICIARY; OR c. (i) BENEFICIARY HAS BEEN NOTIFIED THAT YOU HAVE DECIDED NOT TO EXTEND THE LETTER OF CREDIT BEYOND THE CURRENT EXPIRATION DATE AND [***] ([***]) OR LESS CALENDAR DAYS REMAIN BEFORE THE EXPIRATION OF THE CURRENT EXPIRATION DATE; AND (ii) APPLICANT HAS NOT DELIVERED TO BENEFICIARY A REPLACEMENT LETTER OF CREDIT EQUIVALENT TO THE LETTER OF CREDIT (I.E., IRREVOCABLE STANDBY LETTER OF CREDIT NO. ) FROM A COMMERCIAL BANK IN THE UNITED STATES OF AMERICA MEETING THE REQUIREMENTS OF SECTION 9.2 OF THE AGREEMENT; BENEFICIARY IS ENTITLED TO PAYMENT OF U.S. $[ ]. YOU ARE REQUESTED TO REMIT PAYMENT OF THIS DRAWING IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER TO THE FOLLOWING ACCOUNT: [ACCOUNT INFORMATION] IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THIS DAY OF , 20 .

R-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RIO GRANDE LNG TRAIN 4, LLC BY: NAME: TITLE: R-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ANNEX III IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER FORM OF TRANSFER NOTICE (TRANSFER NOTICE MUST BE PRESENTED ON THE BENEFICIARY’S LETTERHEAD) DATE: TO: [ISSUING BANK] [ISSUING BANK ADDRESS] RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. GENTLEMEN: FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO: NAME OF TRANSFEREE ADDRESS ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY. BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING ALL DRAWING RIGHTS UNDER THE LETTER OF CREDIT, ALL RIGHTS TO TRANSFER SET FORTH IN THE LETTER OF CREDIT AND SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE DIRECTED TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY. THE ORIGINAL OF SUCH LETTER OF CREDIT ALONG WITH ALL AMENDMENTS, IF ANY, IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER. SINCERELY, RIO GRANDE LNG TRAIN 4, LLC [NAME OF BENEFICIARY] AUTHORIZED NAME & TITLE AUTHORIZED SIGNATURE TELEPHONE NUMBER R-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SIGNATURE AUTHENTICATED & SIGNOR IS AUTHORIZED TO REQUEST SAID TRANSFER (Bank) (Authorized Signature) ANNEX IV R-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER FORM OF NOTICE OF SUBSTANTIAL COMPLETION FOR TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY DATE: TO: [ISSUING BANK NAME] [ISSUING BANK ADDRESS] RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. GENTLEMEN: REFERENCE IS MADE TO THAT CERTAIN IRREVOCABLE STANDBY LETTER OF CREDIT NO. (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF RIO GRANDE LNG TRAIN 4, LLC (“BENEFICIARY”), AND THE AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY (“PROJECT”) DATED AS OF JUNE 7, 2025, BY AND BETWEEN BENEFICIARY AND BECHTEL ENERGY INC. (“APPLICANT”) (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”). IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT, BENEFICIARY HEREBY NOTIFIES YOU THAT (I) SUBSTANTIAL COMPLETION HAS OCCURRED (INCLUDING APPLICANT’S PAYMENT OF ALL DELAY LIQUIDATED DAMAGES DUE AND OWING UNDER THE AGREEMENT), AND (II) APPLICANT HAS ACHIEVED THE PERFORMANCE GUARANTEES UNDER THE AGREEMENT OR PAID ALL PERFORMANCE LIQUIDATED DAMAGES DUE AND OWING UNDER THE AGREEMENT (INCLUDING ANY POTENTIAL PERFORMANCE LIQUIDATED DAMAGE EXPOSURE BASED UPON THE RESULTS OF THE PERFORMANCE TESTS CONDUCTED PRIOR TO SUBSTANTIAL COMPLETION). THE UNDERSIGNED HEREBY REQUESTS THAT THE STATED AMOUNT OF THIS LETTER OF CREDIT DECREASE TO AN AGGREGATE AMOUNT OF [ DOLLARS (U.S.$ ) (e.g. INSERT AMOUNT EQUAL TO [***] PERCENT ([***]%) OF THE CONTRACT PRICE)]. RIO GRANDE LNG TRAIN 4, LLC By: Name: Title:

ANNEX V R-10 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER FORM OF NOTICE FOR EXPIRATION OF DEFECT CORRECTION PERIOD OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY DATE: TO: [ISSUING BANK NAME] [ISSUING BANK ADDRESS] RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. GENTLEMEN: REFERENCE IS MADE TO THAT CERTAIN IRREVOCABLE STANDBY LETTER OF CREDIT NO. (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF RIO GRANDE LNG, LLC (“BENEFICIARY”), UNDER THAT CERTAIN AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 4 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY (“PROJECT”) DATED AS OF JUNE 7, 2025, BY AND BETWEEN BENEFICIARY AND BECHTEL ENERGY INC. (“APPLICANT”) (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”). IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT, BENEFICIARY HEREBY NOTIFIES YOU THAT THE PERIOD SPECIFIED IN CLAUSE (I) OF THE DEFINITION OF DEFECT CORRECTION PERIOD IN THE AGREEMENT FOR TRAIN 4 HAS EXPIRED (I.E., THE [***] ([***]) MONTH PERIOD FOLLOWING SUBSTANTIAL COMPLETION). [IF CLAIMS REMAIN BETWEEN OWNER AND CONTRACTOR] THE UNDERSIGNED HEREBY REQUESTS THAT THE STATED AMOUNT OF THIS LETTER OF CREDIT DECREASED BY U.S. DOLLARS (US$[ ]) TO AN AGGREGATE AMOUNT OF U.S. DOLLARS ($[ ]). [IF NO CLAIMS REMAIN BETWEEN OWNER AND CONTRACTOR] THE UNDERSIGNED HEREBY NOTIFIES YOU: (I) THAT THE STATED AMOUNT OF THIS LETTER OF CREDIT IS DECREASED TO AN AGGREGATE AMOUNT OF ZERO U.S. DOLLARS ($0.00), (II) THERE ARE NO CLAIMS THAT BENEFICIARY HAS AGAINST APPLICANT ARISING OUT OF THE AGREEMENT THAT REMAIN UNRESOLVED AND (III) WE HEREBY REQUEST THE TERMINATION OF THIS LETTER OF CREDIT . THE ORIGINAL LETTER OF CREDIT AND AMENDMENTS (IF ANY) ARE ATTACHED TO THIS NOTICE. RIO GRANDE LNG TRAIN 4, LLC By: Name: Title: ANNEX VI R-11 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ASSIGNMENT OF PROCEEDS OF LETTER OF CREDIT AND REQUEST FOR ISSUER’S CONSENT DATE: BNP Paribas c/o BNP Paribas RCC, Inc. Newport Tower-Suite 188 525 Washington Boulevard Jersey City, NJ 07310 Attn: Trade Finance Services Re: Your Letter of Credit No. Ladies/Gentlemen: The undersigned beneficiary (“Beneficiary”) of the above-referenced letter of credit issued by you (the “Credit”) hereby assigns to the assignee named below (the “Assignee”) the proceeds of the Beneficiary’s drawing(s) payable to the Beneficiary under the Credit, and instructs you to remit the proceeds of such drawing(s) presented to you, if and when hereafter honored under the Credit, as follows: The amounts or portions assigned and to be paid to Assignee are as follows (check/complete only one): ☐ All drawings under the Credit, without limit. ☐ The sum of in the aggregate of the next drawing(s) under the Credit, until such sum has been paid. ☐ % of the amount of each of the next drawing(s) under the Credit, but not exceeding in the aggregate. ☐ At the rate of per (insert applicable unit:) shipped (as evidenced in the documents presented to you under the Credit), but not exceeding in the aggregate. ☐ Other (specify): . In the event that this Assignment does not apply to the full proceeds of the Credit, pay the balance of the proceeds, if any, to the Beneficiary. The Beneficiary requests your consent under Uniform Commercial Code Sections 5-114 and 9-107 to this Assignment and, in consideration thereof, the Beneficiary agrees that this Assignment is irrevocable and Exact Name of Assignee: Complete Address of Assignee: cannot be cancelled or amended without the written agreement of the Assignee and you. Except as Assignee R-12 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement hereafter specifies in a writing timely received and processed by you, amounts payable to Assignee hereunder may be paid by funds transfer to: . The Beneficiary transmits to you herewith the original Credit, including any and all accepted amendments, and requests that you endorse thereon the foregoing Assignment and dispose of the Credit as follows (check/complete only one): ☐ Return it to the Beneficiary. ☐ Send it to . ☐ Retain it in your records. To cover your assignment of proceeds fee of $0, the Beneficiary (check/complete only one): ☐ Encloses a certified check or bank check payable to your order. ☐ Authorizes you to debit the Beneficiary’s account number . ☐ Has arranged for a funds transfer in your favor, referencing the Credit by number. This Assignment, and your consent thereto, (i) is not a transfer or assignment of the Credit to the Assignee, (ii) does not give the Assignee any interest in the Credit or any documents presented thereunder or any right to draw on the Credit or to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof, (iii) does not affect whether the Beneficiary can transfer its rights under the Credit (the rights of any such transferee being independent and superior to the rights of any assignee as provided in Uniform Commercial Code Sections 5-114(e)), (iv) does not affect the Beneficiary’s right to draw on the Credit or not, (v) does not affect the Beneficiary’s or your right to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof, and (vi) does not affect your right to set off any amounts assigned hereunder against any amounts payable by the Beneficiary to you, in each case without regard to any possible prejudice to the Assignee. The Beneficiary represents and warrants to you that: (i) other than as set forth above, the Beneficiary has not and will not, by transfer or assignment of the Credit, by negotiation of drafts, by drawing drafts to a third party, or otherwise, assign the right to receive the whole or any portion of the above proceeds of the Credit or give any other authorization or direction to make any payment thereof to any other party; (ii) the Beneficiary has not and will not, without your prior written consent, present to anyone but you any documents under the Credit; (iii) the Beneficiary’s execution, delivery, and performance of this Assignment (a) are within the Beneficiary’s powers, (b) have been duly authorized, (c) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting the Beneficiary or any of the Beneficiary’s properties, (d) do not violate any applicable United States or other law, rule, or regulation, and (e) do not require any notice, filing, or other action to, with, or by any governmental authority; (iv) this Assignment has been duly executed and delivered by the Beneficiary and is the Beneficiary’s legal, valid, and binding obligation; and (v) the transactions underlying the Credit (including any shipment of goods or provision of services and any related financial arrangements) and this Assignment do not violate any applicable United States or other law, rule, or regulation. R-13 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement The Beneficiary agrees to immediately return to you any assigned proceeds of the Credit inadvertently paid to the Beneficiary. This Assignment and your consent below shall be governed by the laws of the State of New York without reference to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law. The Beneficiary waives the right to trial by jury in any action or proceeding relating to or arising out of this Assignment. SIGNATURE GUARANTEED:* Very truly yours, (Name of Bank Guaranteeing Beneficiary’s Signature) (Name of Beneficiary) (Authorized Signature) (Authorized Signature) (Print or Type Signer’s Name and Title) (Print or Type Signer’s Name and Title) (Address of Bank) (Address of Beneficiary) (Telephone Number of Bank) (Telephone Number of Beneficiary) * The beneficiary’s signature, with title as stated herein, conforms with that on file with us, and is authorized for the execution of this Assignment. CONSENT TO ASSIGNMENT OF PROCEEDS OF LETTER OF CREDIT The undersigned, as issuer of the above-referenced letter of credit, hereby consents under Uniform Commercial Code Sections 5-114 and 9-107 to the foregoing Assignment of Proceeds of Letter of Credit as of (insert date and time): Very truly yours, BNP PARIBAS [By: BNP Paribas RCC as Agent for BNP Paribas] (Authorized Signature(s)) (Authorized Signature(s))

R-14 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (Print or Type Signer’s Name and Title) (Print or Type Signer’s Name and Title) Acknowledged and Agreed to: [Collateral Agent] By: Name: Title: Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement S-1 ATTACHMENT S PERFORMANCE TESTS [***] Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement T-1 ATTACHMENT T MINIMUM ACCEPTANCE CRITERIA, PERFORMANCE GUARANTEES AND PERFORMANCE LIQUIDATED DAMAGES [***] Redacted version U-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT U FORM OF PARENT GUARANTEE This GUARANTEE (this “Guarantee”), dated as of [ ], 20[ ], is made by Bechtel Global Energy, Inc., a public company organized under the laws of Delaware (“Guarantor”), in favor of Rio Grande LNG Train 4, LLC, a limited liability company organized under the laws of Texas (“Owner,” and, together with Guarantor, each a “Party” and, collectively, the “Parties”). RECITALS WHEREAS, Owner has agreed to enter into the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility to be located in Cameron County, Texas (“Project”), dated as of June 7, 2025, with Bechtel Energy Inc. (“Contractor”), a subsidiary of Guarantor (the “Agreement”); and WHEREAS, it is a condition to Owner and Contractor entering into the Agreement that Guarantor execute and deliver this Guarantee. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Guarantee. (a) On the terms and subject to the conditions contained herein, Guarantor hereby absolutely, unconditionally and irrevocably guarantees, to and for the benefit of Owner, the full and punctual performance and payment, as and when each such payment or performance becomes due, by or on behalf of Contractor of any and all obligations or amounts owed by Contractor to Owner arising under the Agreement (the “Guaranteed Obligations”). The Guaranteed Obligations of Guarantor hereunder are primary obligations. (b) This Guarantee is an absolute, unconditional, present, and continuing guarantee of performance and payment, and not of collection, is in no way conditioned or contingent upon any attempt to collect from or enforce performance or payment by Contractor, and shall remain in full force and effect and be binding upon and against Guarantor and its successors and permitted assigns (and shall inure to the benefit of Owner and its successors, endorsees, transferees, and permitted assigns) without regard to the validity or enforceability of the Agreement. If, for any reason, Contractor shall fail or be unable duly, punctually, and fully to perform or pay, as and when such performance or payment is due, any of the Guaranteed Obligations, Guarantor shall promptly upon written notice from Owner perform or pay, or cause to be performed or paid, such Guaranteed Obligations. (c) Guarantor agrees that any court judgment or arbitration award between Contractor and Owner under the Agreement shall be conclusive and binding on the Parties (subject to either Parties’ right to appeal) for the purposes of determining Guarantor’s obligations under the Guarantee but no such judgment shall be required to enforce the Guarantor’s obligations under this Guarantee. (d) Guarantor further agrees to pay to Owner any and all reasonable direct costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel), and damages paid or incurred by Owner in enforcing any rights pursuant to this Guarantee, including, without limitation, collecting against Guarantor under this Guarantee. 2. Obligations Absolute and Unconditional, Continuing. Guarantor agrees that the obligations of Guarantor set forth in this Guarantee shall be direct obligations of Guarantor, and such obligations shall be

U-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement absolute, irrevocable and unconditional, and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected or impaired by, any circumstance or condition whatsoever (other than full and strict compliance by Guarantor with its obligations hereunder) (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) the existence, validity, enforceability, perfection, release, or impairment of value of any collateral for such Guaranteed Obligations; (b) any amendment or modification of or supplement to or other change in the Agreement or any other document, including, without limitation, any change order, renewal, extension, acceleration or other changes to time, manner, place or terms of payment thereunder; (c) any failure, omission or delay on the part of Owner to confirm or comply with any term of the Agreement or any other document; (d) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of the Agreement or any other agreement or instrument or any obligation or liability of Owner or any other Person, or any exercise or non-exercise of any right, remedy, power, or privilege under or in respect of any such instrument or agreement or any such obligation or liability; (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, or similar proceeding with respect to Owner or any of its respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (f) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, or similar proceeding with respect to Contractor or any of its respective properties, any rejection, invalidity or unenforceability of all or any portion of the Agreement arising from same, or any action taken by any trustee or receiver or by any court in any such proceeding; (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of the Agreement or any other document or any term or provision thereof; (h) any merger or consolidation of Guarantor or Contractor into or with any other Person or any sale, lease or transfer of all or any of the assets of Guarantor or Contractor; (i) any change in the ownership of Guarantor or Contractor; (j) any winding up or dissolution of Contractor or Guarantor; (k) any assignment of, or the creation of any mortgage, pledge, charge or other encumbrance over or in respect of, this Guarantee, the Agreement, or any of the Owner’s rights, benefits, or obligations under or pursuant to this Guarantee or the Agreement; or (l) to the fullest extent permitted under Applicable Law, any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against Guarantor. The Guaranteed Obligations constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all its assets and properties. Without limiting the generality of the foregoing, Guarantor agrees that repeated and successive demands may be made and recoveries may be had hereunder as and U-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement when, from time to time, Contractor shall fail to perform obligations or pay amounts owed by Contractor under the Agreement and that notwithstanding the recovery hereunder for or in respect of any given failure to so comply by Contractor under the Agreement, this Guarantee shall remain in full force and effect and shall apply to each and every subsequent such failure. Notwithstanding anything else in this Guarantee, the Guarantor’s duties, obligations and liability under this Guarantee shall be no greater (including in duration) than the duties, obligations and liabilities of Contractor under the Agreement, and Guarantor shall have the right to avail itself of any equivalent rights of defense, claim, right, privilege, counterclaim, set-off, waiver, release, exclusions and/or limitation of liability which are or would have been available to Contractor; provided that, the foregoing statement shall not be interpreted to relieve Guarantor of any Guaranteed Obligations due to any of the circumstances in Sections 2(f), 2(h), 2(i) or 2(j) above, or due to the cancellation or termination of the Agreement or due to the invalidity or unenforceability of the Agreement (such as Contractor’s lack of authority to enter into the Agreement). The Owner agrees that in determining whether any limit on liability under the Agreement has been reached or exceeded, the liabilities of the Guarantor under this Guarantee shall be taken into account as if the amount of the relevant liability has been recovered by the Owner from the Contractor under the Agreement. 3. Reinstatement. Guarantor agrees that this Guarantee shall be automatically reinstated with respect to any payment made by or on behalf of Contractor pursuant to the Agreement if and to the extent that such payment is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. 4. Waiver of Demands, Notices. Guarantor hereby unconditionally waives, to the fullest extent permitted by Applicable Law: (i) notice of any of the matters referred to in Section 2 hereof; (ii) all notices which may be required by Applicable Law, or otherwise, now or hereafter in effect, to preserve any rights against Guarantor hereunder, including, without limitation, any demand, proof, or notice of non-payment or non-performance of any Guaranteed Obligation; (iii) notice of acceptance of this Guarantee, demand, protest, presentment, notice of failure of performance or payment, and any requirement of diligence; and (iv) any requirement to exhaust any remedies resulting from failure of performance or payment by Contractor under the Agreement or by any other Person under the terms of the Agreement. 5. No Subrogation. Notwithstanding any performance, payment or payments made by Guarantor hereunder (or any set-off or application of funds of Guarantor by Owner), Guarantor shall not be entitled to be subrogated to any of the rights of Contractor (or of any rights of Owner hereunder), or any collateral, security, or guarantee or right of set-off held by Owner, for the performance or payment of the obligations guaranteed hereunder, nor shall Guarantor seek or be entitled to assert or enforce any right of contribution, reimbursement, indemnity or any other right to payment from Contractor as a result of Guarantor’s performance of its obligations pursuant to this Guarantee until all Guaranteed Obligations are performed or paid in full. If any amount shall be paid to Guarantor on account of such subrogation, contribution, reimbursement or indemnity rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been performed and paid in full, such amount shall be held by Guarantor in trust for Owner, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Owner in the exact form received by Guarantor (duly endorsed by Guarantor to Owner, if required), to be applied against the Guaranteed Obligations, whether or not matured, in such order as Owner may determine. 6. Representations and Warranties. Guarantor represents and warrants that: (a) it is a corporation duly organized, validly existing and is in good standing under the laws of Delaware, and has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Guarantee; U-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (b) the execution, delivery and performance of this Guarantee will not violate or conflict with its charter or by-laws (or comparable constituent documents), any law, regulation or order of any governmental authority or any court or other agency of government applicable to it or the terms of any agreement to which it is a party; (c) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental entity having jurisdiction over Guarantor is required on the part of Guarantor for the execution, delivery and performance of this Guarantee; (d) the execution, delivery and performance of this Guarantee has been and remains duly authorized by all necessary corporate action and does not contravene the Guarantor's constitutional documents or any contractual restriction binding on the Guarantor or its assets; (e) this Guarantee, when executed and delivered, will constitute a valid and legally binding agreement of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability of this Guarantee may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity as they apply to the Guarantor; and (f) Such Guarantor is financially solvent, able to pay all debts as they mature, and possesses sufficient working capital to perform its obligations under this Guarantee. 7. Conveyance or Transfer. Without Owner’s written consent (not to be unreasonably withheld, conditioned or delayed), Guarantor shall not convey, sell, lease or transfer its properties or assets to any Person to the extent that such conveyance, sale, lease or transfer could have a material adverse effect on Guarantor’s ability to fulfill its obligations under this Guarantee (“Material Transaction”). For the avoidance of doubt, a sale of property, assets or Affiliates for market value in an arm’s length transaction (a) by Guarantor or (b) by an Affiliate of Guarantor shall not be considered a Material Transaction as long as Guarantor or a wholly owned subsidiary of Guarantor receives all of the proceeds from such sale. In case of a proposed Material Transaction, Guarantor shall provide Owner with reasonable advance notice of such proposed Material Transaction. Guarantor shall then meet with Owner and, pursuant to a written confidentiality agreement, will provide to Owner all necessary information, reasonably requested by Owner, regarding the proposed Material Transaction for the purpose of receiving Owner’s written consent to such Material Transaction (and as described above such consent shall not be unreasonably withheld, conditioned or delayed). For the avoidance of doubt, such restriction on conveyances, sales, leases and transfers shall include conveyances, sales, leases or transfers to Guarantor’s Affiliates other than any of Guarantor’s wholly owned subsidiaries. 8. Miscellaneous. (a) This Guarantee shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Guarantor may not assign or transfer this Guarantee or any rights or obligations hereunder without Owner’s prior written consent, which consent may be withheld in Owner’s sole and absolute discretion. Owner, without the consent of Guarantor: (i) may assign, pledge and/or grant a security interest in this Guarantee to any lender; and (ii) may assign this Guarantee to any Person who is a permitted successor or assignee of Owner under the Agreement. Except as otherwise provided in this Section 8, nothing herein, express or implied, is intended or shall be construed to confer upon or to give to any Person other than the Parties hereto any rights, remedies, or other benefits. (b) This Guarantee shall be governed by, interpreted and construed in accordance with the laws of the State of Texas, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas. U-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (c) In the event that any claim, dispute, controversy, difference, disagreement, or grievance (of any and every kind or type, whether based on contract, tort, statute, regulation or otherwise) arising out of, connected with or relating in any way to this Guarantee (including the construction, validity, interpretation, termination, enforceability or breach of this Guarantee) (“Dispute”) cannot be resolved informally within [***] ([***]) Days after the Dispute arises (or such longer period of time if agreed to in writing by the Parties), either Party may give written notice of the Dispute (“Dispute Notice”) to the other Party requesting that a representative of Owner’s senior management and Guarantor’s senior management meet in an attempt to resolve the Dispute. Each such senior executive shall have full authority to resolve the Dispute and shall promptly begin discussions in an effort to agree on a resolution of the Dispute within [***] ([***]) Days after receipt by the non-notifying Party of such Dispute Notice, with such negotiations being held in Harris County, Texas or at another location if agreed upon by the Parties in writing. In no event shall this Section 8(c) be construed to limit either Party’s right to take any action under this Guarantee, provided that such rights are not the subject of the Dispute. (d) If the Dispute is not resolved by negotiation within [***] ([***]) Days after the date of a Party’s written notice requesting that representatives of each Party’s senior management meet (or such other time as may be agreed in writing by the Parties), then the Parties agree that the Dispute shall be decided by final and binding arbitration. Such arbitration shall be held in Harris County, Texas, unless otherwise agreed by the Parties, shall be administered by the AAA’s office in Harris County, Texas, shall be conducted by three (3) arbitrators (or for Claims involving less than [***] U.S. Dollars (U.S.$[***]), one (1) arbitrator) chosen in accordance with Section 8(d)(i), and shall, except as otherwise agreed by the Parties, be governed by the AAA’s Construction Industry Arbitration Rules and Mediation Procedures then in effect (“AAA Rules”). For the purposes of determining the number of arbitrators, the total value of the Claims and counterclaims reasonably asserted by all the Parties shall be used to determine whether the [***] U.S. Dollars (U.S.$[***]) threshold has been met. The arbitration tribunal shall determine the rights and obligations of the Parties according to the laws of Texas, excluding its conflict of law principles; provided, however, the law applicable to the validity of the arbitration clause, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act, 9 U.S.C.A. § 2. Issues concerning the arbitrability of a matter in dispute shall be decided by a court with proper jurisdiction. The arbitration shall be conducted in the English language and all submissions shall be made in the English language or with an English translation; provided that witnesses may provide testimony in a language other than English if a simultaneous English translation is provided. The Parties shall be entitled to engage in reasonable discovery, including the right to production of relevant and material documents by the opposing Party and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any Party be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by the other Party within the time limit set and to the extent required by order of the arbitration tribunal. All Disputes regarding discovery shall be promptly resolved by the arbitration tribunal. The award of the arbitration tribunal shall be in writing, state the reasons upon which the award thereof is based, be signed by all arbitrators, and be final and binding. Any other person may be joined as an additional party to any arbitration conducted under this Section 8(d), provided that joinder is permitted under and in accordance with the Agreement. The Parties agree that judgment on the arbitration award may be entered by any court having jurisdiction thereof. (i) The arbitrators for any arbitration under Section 8(d) shall be selected in accordance with this Section 8(d). a) For Claims less than [***] U.S. Dollars (U.S.$[***]), Owner and Guarantor shall jointly select one arbitrator within [***] ([***]) Days of the filing of the demand for arbitration with the AAA, or if the Parties fail to appoint such arbitrator within the applicable time period, then the AAA shall appoint the arbitrator in accordance with the AAA rules.

U-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement b) For Claims [***] U.S. Dollars (U.S.$[***]) or more, Owner and Guarantor shall each appoint one (1) arbitrator within [***] ([***]) Days of the filing of the demand for arbitration with the AAA, and the two (2) arbitrators so appointed shall select the presiding arbitrator within [***] ([***]) Days after the latter of the two (2) arbitrators has been appointed by the Parties. If either Party fails to appoint its party- appointed arbitrator or if the two (2) party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three (3) arbitrators not yet appointed. Each arbitrator shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the Parties or any other parties to the Dispute concerning the arbitration or the underlying Dispute, provided, however, that the Parties may have ex parte communications with their appointed arbitrators until the third arbitrator is selected. (e) No modification or amendment of this Guarantee shall be of any force or effect unless made in writing, signed by the Parties hereto, and specifying with particularity the nature and extent of such modification or amendment. This Guarantee constitutes the entire and only understanding and agreement among the Parties hereto with respect to the subject matter hereof and cancels and supersedes any prior negotiations, proposals, representations, understandings, commitments, communications, or agreements, whether oral or written, with respect to the subject matter hereof. (f) All notices, demands, offers, requests and other written instruments required or permitted to be given pursuant to this Guarantee shall be in writing signed by the Party giving such notice and shall be hand delivered or sent by overnight courier, messenger, facsimile or certified mail, return receipt requested, to the other Parties at the address set forth below. If to Owner: Rio Grande LNG Train 4, LLC 1000 Louisiana Street Suite 3300 Houston, Texas 77002 Attn: [***] E-mail: [***] If to Guarantor: Bechtel Global Energy, Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] Email: [***] With a copy to: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] Each Party shall have the right to change the place to which such notices shall be sent or delivered by sending a similar notice to the other Parties in like manner. Notices, demands, offers, requests or other written instruments shall be deemed to have been duly given on the date actually received by the intended recipient, provided that if the day of receipt is not a Business Day then it shall be deemed to have been U-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement received on the next succeeding Business Day. (g) The headings of the several provisions of this Guarantee are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee. (h) No forbearance or delay by Owner in asserting rights against Contractor or Guarantor shall affect or impair in any way Guarantor’s obligations hereunder or the rights of Owner hereunder. (i) In addition to other assurances provided in this Guarantee, Guarantor acknowledges that Owner may obtain financing associated with the Project and Guarantor agrees to provide reasonable cooperation to Owner and Lenders in connection with such project financing, including, but not limited to, entering into direct agreements with Lenders (which shall be substantially in the form of Exhibit 1 with such other changes thereto as are reasonably requested by Lenders), as required by Lenders, covering matters that are reasonable and customary in project financings of this type such as Lenders assignment or security rights with respect to this Guarantee, direct notices to Lenders, step-in/step-out rights, opinions, access by Lenders’ representatives and other reasonable and customary matters applicable to such project financing. (j) Definitions. (i) Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Agreement. (ii) “Applicable Law” means all laws, statutes, ordinances, certifications, orders, decrees, injunctions, licenses, Permits, approvals, agreements, rules and regulations, including any conditions thereto, of any Governmental Instrumentality having jurisdiction over any Party or Contractor, or other legislative or administrative action of a Governmental Instrumentality, or a final decree, judgment or order of a court which relates to the performance of Work under the Agreement or the interpretation or application of this Guarantee or the Agreement. (iii) The term “Person” shall mean any individual, company, joint venture, corporation, partnership, association, joint stock company, limited liability company, trust, estate, unincorporated organization, governmental entity or other entity having legal capacity. (k) Any provision in this Guarantee which is illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and the invalidity of one or more phrases, sentences, clauses, Sections or Articles contained in this Guarantee shall not affect the validity of the remaining portions of this Guarantee. (l) This Guarantee may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. [Signature page follows.] U-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, the undersigned have duly executed this Guarantee as of the date first above written. BECHTEL GLOBAL ENERGY, INC. By: Name: Title: RIO GRANDE LNG TRAIN 4, LLC By: Name: Title: U-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement EXHIBIT U-1.1 TO THE PARENT GUARANTEE FORM OF ACKNOWLEDGMENT AND CONSENT AGREEMENT WITH LENDER

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version ATTACHMENT U – EXHIBIT U-1.1 FORM OF ACKNOWLEDGMENT AND CONSENT AGREEMENT WITH LENDER Date: [ ] Bechtel Global Energy, Inc. (the “Contracting Party”) hereby acknowledges the existence of (but has not reviewed) that certain Security Agreement, dated as of the date hereof (as from time to time amended, amended and restated, supplemented or modified, the “Security Agreement”), between Rio Grande LNG Train 4, LLC (the “Borrower”) and [ ], as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of various financial institutions providing financing to the Borrower (collectively, the “Senior Secured Parties”), and hereby executes this Acknowledgement and Consent Agreement (this “Consent”) and agrees as follows: 1. The Contracting Party hereby acknowledges and consents in accordance with the terms and conditions set forth below to the Borrower’s pledge and collateral assignment of all its right, title, interest and benefit in, to and under that certain Guarantee, dated as of [ ], 2025, in favor of Borrower (the “Assigned Agreement”), guaranteeing Bechtel Energy Inc.’s (“Contractor’s”) obligations under the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, dated as of June 7, 2025, between the Contractor and the Borrower (as amended, restated, modified or supplemented by change order [placeholder for list of amendments/change orders agreed between the Amended and Restated Execution Date and NTP] or as otherwise modified and in effect from time to time) (collectively the “EPC Agreement”) to the Collateral Agent pursuant to the Security Agreement. Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Assigned Agreement. Collateral Agent and Borrower have separately entered into an Acknowledgment and Consent Agreement with Lender with Bechtel Energy Inc. related to the EPC Agreement. 2. The Contracting Party represents and warrants as of the date hereof as follows: (a) The Contracting Party is a corporation duly organized, validly existing and in good standing under the laws of Delaware, is authorized and qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, prospects, taxes or business. (b) The Contracting Party is not in violation of any Applicable Law or judgment entered by any Governmental Instrumentality, which violations, individually or in the aggregate, would affect its performance of any obligations under this Consent or the Assigned Agreement in any material respect. There are no legal or arbitration proceedings or any proceeding by or before any Governmental Instrumentality, now pending or (to the current actual knowledge of the Contracting Party) threatened against the Contracting Party that, if adversely determined, could reasonably be expected to have a material adverse effect on its ability to perform under this Consent or the Assigned Agreement. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (c) The Contracting Party is the holder of all licenses, other than Ordinary Course Consents (as defined below), required to permit it to operate or conduct its business in Texas, and each other jurisdiction in which the nature of the business conducted by it makes such licenses necessary, now and as contemplated by the Assigned Agreement. No consent or approval of, or other action by or any notice to or filing with, any Governmental Instrumentality (except those previously obtained) was required in connection with the execution and delivery by the Contracting Party of the Assigned Agreement, or to the current actual knowledge of the Contracting Party, is required in connection with the execution and delivery of this Consent, or the performance of its obligations under this Consent. The Contracting Party has obtained all permits, licenses, approvals, consents and exemptions with respect to the performance of its obligations under the Assigned Agreement required by Applicable Law in effect as of the date hereof, except those permits, licenses, approvals, consents and exemptions that the Contracting Party is permitted to obtain in the ordinary course of business in the performance of its obligations under the Assigned Agreement (collectively, the “Ordinary Course Consents”). (d) Neither the execution and delivery of this Consent and the Assigned Agreement by the Contracting Party, the consummation of the transactions herein contemplated by the Contracting Party, nor compliance with the terms and provisions hereof by the Contracting Party, will: (i) conflict with, result in a breach of or default under, or require any consent (other than consents already obtained and the Ordinary Course Consents) under: (A) the charter or by-laws of the Contracting Party, (B) any Applicable Law, (C) any order, writ, injunction or decree of any court applicable to the Contracting Party, or (D) any agreement or instrument to which the Contracting Party is a party or by which it is bound or to which it or any of its property or assets is subject in any such case under this clause (i) that would result in a material adverse effect upon the ability of the Contracting Party to perform its obligations under this Consent and the Assigned Agreement; or (ii) result in the creation or imposition of (or the obligation to create or impose) any lien, security interest, charge or encumbrance upon any of the properties or assets of the Contracting Party. (e) The Contracting Party has all necessary power and authority to execute, deliver and perform its obligations under this Consent and the Assigned Agreement; the execution, delivery and performance by the Contracting Party of this Consent and the Assigned Agreement have been duly authorized by all necessary action on its part; and this Consent and the Assigned Agreement have been duly and validly executed and delivered by the Contracting Party and each constitutes a legal, valid and binding obligation of the Contracting Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally, and by general principles of equity. There are no existing amendments, modifications or supplements (whether by waiver, consent or otherwise) to the Assigned Agreement, either oral or written. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (f) The Contracting Party is financially solvent, able to pay all debts as they mature and possesses sufficient working capital to guarantee the completion of the Work under the EPC Agreement and perform its obligations under the Assigned Agreement and hereunder. (g) The Contracting Party is not, to its current actual knowledge, in default under any covenant or obligation hereunder or under the Assigned Agreement and no such default has occurred prior to the date hereof. After giving effect to the pledge and assignment referred to in paragraph 1, and after giving effect to the consent to such pledge and assignment by the Contracting Party, to the current actual knowledge of the Contracting Party, (a) there exists no event or condition that would, either immediately or with the passage of time or giving of notice, or both, entitle the Contracting Party to terminate or suspend its obligations under the Assigned Agreement and (b) all amounts due under the Assigned Agreement as of the date hereof have been paid in full. (h) The Contracting Party affirms that it has no written notice or current actual knowledge of any pledge or assignment relative to the right, title, interest and benefit of the Borrower in, to and under the Assigned Agreement other than the pledge and assignment referred to in paragraph 1. 3. (a) From and after the date hereof and unless and until the Contracting Party shall have received written notice from the Collateral Agent that the lien of the Security Agreement has been released in full and provided that an event of default by the Borrower shall have occurred and be continuing pursuant to the loan documents executed in connection with the Security Agreement, following written notice to the Contracting Party from the Collateral Agent that the Collateral Agent is exercising such rights and remedies, the Collateral Agent shall have the full right and power to enforce directly against the Contracting Party (subject to all of the Contracting Party’s defenses and other rights under the Assigned Agreement in accordance with the terms thereof) all obligations of the Contracting Party under the Assigned Agreement and otherwise to exercise all remedies thereunder and to make all demands and give all notices and make all requests required or permitted to be made by the Borrower under the Assigned Agreement, all in accordance with the terms thereof; provided that no such performance shall be construed as an assumption by the Collateral Agent or any Senior Secured Party of any covenants, agreements or obligations of the Borrower under or in respect of the Assigned Agreement, except to the extent the Assigned Agreement shall have been expressly assumed by the Collateral Agent pursuant to paragraph 5 hereof. Any action taken by the Collateral Agent in accordance with this paragraph 3(a) shall be binding on the Borrower. If the Contracting Party receives any demands, notices or requests made from the Collateral Agent in accordance with this paragraph 3(a) which are conflicting with that made by the Borrower, the Collateral Agent’s demands, notices and requests shall control over those conflicting demands, notices or requests made by the Borrower. (b) The Contracting Party agrees that it cannot terminate or suspend its obligations under the Assigned Agreement. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 4. (a) Notwithstanding any provision in the Assigned Agreement to the contrary, (i) in the event of the rejection or termination of the Assigned Agreement by a receiver of the Borrower or otherwise pursuant to bankruptcy or insolvency proceedings or (ii) in the event of the execution of a new EPC Contract pursuant to the terms of Section 4 of that certain acknowledgement and consent agreement, dated as of the date hereof, between Bechtel Energy Inc., the Collateral Agent, and the Borrower with respect to the EPC Agreement (“EPC Consent”), then the Contracting Party will enter into a new agreement with the Collateral Agent or, at the Collateral Agent’s request, with the Collateral Agent’s nominee, effective as of the date of such rejection or execution, with substantially the same covenants, agreements, terms, provisions and limitations as are contained in such Assigned Agreement; provided, that the Collateral Agent shall have made a request to the Contracting Party for such new agreement within [***] ([***]) days after the date the Collateral Agent receives notice from the Contracting Party of the rejection of the Assigned Agreement or within [***] ([***]) days after execution of a new EPC Contract, as applicable; provided, further, that the Collateral Agent or Collateral Agent’s nominee, as applicable, is the transferee or assignee of the rights and obligations of the Borrower under the EPC Agreement in accordance with the EPC Consent, or is the counterparty to any replacement agreement for the EPC Agreement entered into pursuant to Section 4 of the EPC Consent. (b) If the Collateral Agent or its nominee is prohibited by any process or injunction issued by any court having jurisdiction of any bankruptcy or insolvency proceeding involving the Borrower, from continuing the Assigned Agreement in place of the Borrower or from otherwise exercising any of its rights or remedies hereunder or under the Security Agreement in respect of the Assigned Agreement, then the times specified herein for the exercise by the Collateral Agent of any right or benefit granted to it hereunder shall be extended for the period of such prohibition; provided, that the Collateral Agent is diligently pursuing such rights or remedies (to the extent permitted) in such bankruptcy or insolvency proceeding or otherwise; provided, further, that the Collateral Agent or Collateral Agent’s nominee, as applicable, is the transferee or assignee of the rights and obligations of the Borrower under the EPC Agreement in accordance with the EPC Consent, or is the counterparty to any replacement agreement for the EPC Agreement entered into pursuant to Section 4 of the EPC Consent. 5. If the Senior Secured Parties declare that an event of default has occurred and is continuing pursuant to the loan documents executed in connection with the Security Agreement or the Senior Secured Parties otherwise give notice to the Borrower that they refuse to fund a draw or payment under such loan documents, the Borrower shall provide the Contracting Party with notice of such declaration or refusal within [***] ([***]) Business Days after the Borrower’s receipt of notice of such declaration or notice. Provided that an event of default by the Borrower shall have occurred and be continuing pursuant to the loan documents executed in connection with the Security Agreement, the Contracting Party agrees that the Collateral Agent may (but shall not be obligated to) pursuant to the terms of the Security Agreement assume, or cause any purchaser at any foreclosure sale or any assignee or transferee under any instrument of assignment or transfer in lieu of foreclosure to assume, all of the interests, rights and all of the benefits of the Borrower

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement thereafter arising under the Assigned Agreement provided, that the Collateral Agent or such purchaser, assignee or transferee, as applicable, is the transferee or assignee of the rights and obligations of the Borrower under the EPC Agreement in accordance with the EPC Consent, or is the counterparty to any replacement agreement for the EPC Agreement entered into pursuant to Section 4 of the EPC Consent. If the interests, rights and benefits of the Borrower are assumed, sold or transferred as provided herein, then the Contracting Party shall continue to perform its obligations under the Assigned Agreement in favor of the assuming party as if such party has thereafter been named as the Borrower under the Assigned Agreement. 6. The Contracting Party shall make all payments due to the Borrower under the Assigned Agreement to [], acting as the [Accounts Bank (as defined in the Security Agreement)] (i) if to the [Pre-Completion Revenue Account], to Account Name: [Rio Grande LNG Train 4 LLC – Pre-Completion Revenue Account], Account No.: [ ], ABA No.: [ ], SWIFT/BIC: [ ] or (ii) if to the [Revenue Account], to Account Name: [Rio Grande LNG Train 4 LLC – Revenue Account], Account No.: [ ], ABA No.: [ ], SWIFT/BIC: [ ], or such other account as the Collateral Agent may from time to time specify in writing to the Contracting Party.1 All parties hereto agree that each payment by the Contracting Party to the Accounts Bank of amounts due to the Borrower from the Contracting Party under the Assigned Agreement shall satisfy the Contracting Party’s corresponding payment obligation under the Assigned Agreement. 7. The Contracting Party shall not agree to amend or modify the Assigned Agreement in any material respect unless the Contracting Party has received a duly executed certificate of an authorized officer of the Borrower that such amendment or modification, as applicable, is (i) permitted under the loan documents executed in connection with the Security Agreement or (ii) permitted on the basis of the prior written consent of the Collateral Agent obtained by the Borrower. The Contracting Party may rely on such certificate. 8. The Contracting Party shall deliver to the Collateral Agent concurrently with the delivery thereof to the Borrower, a copy of the following items if and when provided by the Contracting Party to the Borrower pursuant to the Assigned Agreement: (a) notification of termination and (b) notification of request for arbitration. 9. The Contracting Party shall provide to the Collateral Agent any information or documentation as reasonably requested by the Collateral Agent in connection with the financing of the Borrower including, without limitation, the following: (a) an opinion of counsel of the Contracting Party customary for a project financing with respect to the authorization, execution, delivery and enforceability, and other similar issues, of the Assigned Agreement and this Consent; (b) a certificate of an authorized officer of the Contracting Party certifying that all amounts due and payable under the Assigned Agreement have been paid other than those amounts payable in respect of the current invoice; and (c) a copy of a certificate of good standing of, and payment of franchise taxes by, the Contracting Party issued by the Secretary of State of Delaware. 10. Notice to any party hereto shall be deemed to be delivered on the earlier of: (a) the date of personal delivery, (b) if deposited in a United States Postal Service depository, postage 1 NTD: Account information to be updated when information is available. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement prepaid, registered or certified mail, return receipt requested, addressed to such party at the address indicated below (or at such other address as such party may have theretofore specified by written notice delivered in accordance herewith), upon delivery or refusal to accept delivery, in each case as evidenced by the return receipt and (c) if sent by email, upon (i) confirmation of receipt provided by the delivering party’s email application or (ii) a confirmatory email from the addressee (which shall be delivered promptly by the addressee if so requested by the delivering party): The Collateral Agent: [ ] [ ] [ ] Attention: [ ] Phone: [ ] Email: [ ] The Borrower: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 United States of America Attention: [***] Email: [***] With a copy (which shall not constitute notice) to: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 United States of America Attention: [***] Email: [***] The Contracting Party: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] Email: [***] With a copy (which shall not constitute notice) to: Bechtel Energy Inc. 2105 CityWest Pl. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Houston, Texas 77042 Attn: [***] 11. This Consent shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the Contracting Party, the Borrower, the Collateral Agent and the Senior Secured Parties (provided, however, that the Contracting Party shall not assign or transfer it rights hereunder without the prior written consent of the Collateral Agent). 12. This Consent may be executed in one or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Consent shall become effective at such time as the Collateral Agent shall have received counterparts hereof signed by all of the intended parties hereto. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contracting Party, the Borrower and the Collateral Agent. 13. For purposes of this Consent, the term “day” or “days” shall mean calendar days unless otherwise defined herein. 14. No failure on the part of any party or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof (subject to any statute of limitations), and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. 15. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction. 16. The agreements of the parties hereto are solely for the benefit of the Contracting Party, the Borrower, the Collateral Agent and the Senior Secured Parties, and no Person (other than the parties hereto and the Senior Secured Parties and their successors and assigns permitted hereunder) shall have any rights hereunder. 17. This Consent shall terminate upon the earlier of (a) the indefeasible payment in full of all amounts owed under any financing documents executed in connection with the Security Agreement and (b) the termination of the Assigned Agreement in accordance with its terms. 18. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT FOR DISPUTES ARISING OUT OF OR RELATING TO THE ASSIGNED AGREEMENT WHICH WILL CONTINUE TO BE GOVERNED EXCLUSIVELY BY [SECTION 8(C) AND 8(D)] OF THE ASSIGNED AGREEMENT THE CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 18. EACH OF THE CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 19. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, NONE OF THE CONTRACTING PARTY, THE COLLATERAL AGENT, NOR THE BORROWER, SHALL BE LIABLE UNDER THIS CONSENT, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, PROFESSIONAL LIABILITY, INDEMNITY, CONTRIBUTION, OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, OR LOSS OF PROFITS, LOSS OF USE, LOSS OF OPPORTUNITY, LOSS OF REVENUES, LOSS OF FINANCING, LOSS OR INCREASE OF BONDING CAPACITY, COSTS OF OBTAINING OR MAINTAINING FINANCING, LOSS OF GOODWILL, OR BUSINESS INTERRUPTION, OR DAMAGES OR LOSSES FOR PRINCIPAL OFFICE EXPENSES INCLUDING COMPENSATION OF PERSONNEL STATIONED THERE (“CONSEQUENTIAL DAMAGES”), AND THE CONTRACTING PARTY, THE COLLATERAL AGENT, AND THE BORROWER DO HEREBY RELEASE EACH OTHER FROM ANY LIABILITY FOR SUCH LOSSES AND DAMAGES; PROVIDED THAT THE EXCLUSION OF LIABILITY SET FORTH IN THIS SECTION IS NOT INTENDED TO PRECLUDE RECOVERIES AS PERMITTED PURSUANT TO [SECTION 20.4] OF THE EPC AGREEMENT WITH RESPECT TO OBLIGATIONS UNDER THE EPC AGREEMENT ONLY. 21. The Contracting Party hereby acknowledges that the Borrower may, from time to time during the term of the Assigned Agreement, refinance the indebtedness incurred under the [Senior Secured Credit Documents (as defined in the Security Agreement)] pursuant to another bank financing, an institutional financing, a capital markets financing, a lease financing or any other combination thereof or other form of financing. In connection with any such refinancing, the Contracting Party hereby consents to any collateral assignment or other assignment of the Assigned Agreement in connection therewith and agrees that the terms and provisions of this Consent shall apply with respect to such assignment and shall inure to the benefit of the parties providing such refinancing. In furtherance of the foregoing, the Contracting Party agrees that

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (a) references in this Consent to the “Collateral Agent” and the “Senior Secured Parties” shall be deemed to be references to the applicable financing parties providing such refinancing and their agents in connection therewith, (b) references in this Consent to the “Security Agreement” shall be deemed to be references to the corresponding agreements entered into in connection with such refinancing, and (c) if requested by the Borrower, it shall enter into a new consent, in the same form of this Consent with minor, conforming edits only, in favor of the parties providing such refinancing. Notwithstanding the foregoing, this Consent shall inure to the benefit of the Collateral Agent until the Contracting Party has received written confirmation of payment in full of all amounts owed under any financing documents executed in connection with the Security Agreement. [Signature pages follow] SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT AGREEMENT (TRAIN 4 AMENDED AND RESTATED EPC GUARANTY) RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the day and year first above written. CONTRACTING PARTY BECHTEL GLOBAL ENERGY, INC. By: Name: Title: COLLATERAL AGENT [ ] By: Name: Title: SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT AGREEMENT (TRAIN 4 AMENDED AND RESTATED EPC GUARANTY) RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ACKNOWLEDGED and AGREED BORROWER RIO GRANDE LNG TRAIN 4, LLC By: Name: Title: RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement V-1 Redacted version ATTACHMENT V OWNER FURNISHED ITEMS

V-2 With respect to any furnished items that are tied to the issuance of NTP (i.e., NTP + X months), if a Change Order involves an adjustment to a Key Date (including the Guaranteed Substantial Completion Dates), the dates upon which such items are required to be furnished shall also be adjusted accordingly, provided that such adjusted dates shall in no event be earlier than the original date listed below. All such adjusted dates shall be included in any Change Order that adjusts a Key Date or a Guaranteed Substantial Completion Date. [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT W CAPITAL SPARE PARTS LIST [***] W-1 Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT X REPORTING AND MEETINGS REQUIREMENTS [***] X-1 Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT Y QUALITY PLAN REQUIREMENTS

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Table of Contents 1.0 INTRODUCTION ............................................................................................................................ 2 2.0 OBJECTIVES ................................................................................................................................... 2 3.0 DEFINITIONS AND INTERPRETATION ................................................................................... 2 3.1 DEFINITIONS .................................................................................................................................... 2 3.2 INTERPRETATION ............................................................................................................................ 2 4.0 RIGHTS AND RESPONSIBILITIES ............................................................................................. 2 4.1 OWNER RIGHTS AND RESPONSIBILITIES ......................................................................................... 2 4.2 CONTRACTOR RESPONSIBILITIES .................................................................................................... 3 5.0 PLANNING ....................................................................................................................................... 3 5.1 OWNER COMMUNICATION .............................................................................................................. 3 5.2 INSPECTION AND TEST PLANS ......................................................................................................... 3 5.3 CONTROL OF NONCONFORMITIES ................................................................................................... 3 5.4 CONTROL OF MEASURING AND TESTING EQUIPMENT .................................................................... 4 5.5 ENGINEERING, DESIGN, AND DEVELOPMENT .................................................................................. 4 5.5.1 Design Inputs and Outputs .......................................................................................................... 4 5.5.2 Design Verification and Control .................................................................................................. 4 5.5.3 Design Review ............................................................................................................................ 4 5.5.4 Control of Design Changes and Deviations ................................................................................. 4 5.6 CONSTRUCTION ............................................................................................................................... 5 5.7 SUBCONTRACTOR ............................................................................................................................ 5 6.0 MEASUREMENT, ANALYSIS AND IMPROVEMENT ............................................................. 5 6.1 INTERNAL QUALITY AUDIT ............................................................................................................ 5 6.2 IMPROVEMENT ................................................................................................................................ 6 6.2.1 Corrective Action ........................................................................................................................ 6 6.2.2 Preventive Action ........................................................................................................................ 6 Y-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 1.0 INTRODUCTION In addition to the requirements specified in any other provision of the Agreement, this Attachment Y sets out the general requirements and scope of activities for quality to be performed by Contractor for the Project. This Attachment Y does not constitute a substitute for the Train 4 Facility-specific quality control and quality assurance plan, inspection plan or Subcontractor source inspection plan. 2.0 OBJECTIVES The objective of this Attachment Y is to provide the requirements for the following: • Contractor quality assurance and quality control plan, and the supporting detailed inspection and quality assurance and quality control procedures; • Contractor construction inspection and test plan and supporting construction procedures; and • Subcontractor source inspection plan. 3.0 DEFINITIONS AND INTERPRETATION 3.1 Definitions Capitalized terms not defined herein have the meaning in the Agreement. Unless otherwise specified, sections and articles referenced herein refer to the applicable section or article in this Attachment Y. • “Key Performance Indicator” or “KPI” means a quantifiable measure used to evaluate the success of the Contractor and Subcontractor(s) in meeting the objectives for performance of the Project, as mutually agreed upon between Owner and Contractor; • “Nonconformance” means any item in which one or more characteristics fails to conform to the requirements of the Agreement associated with the Work; • “Project Quality Manager” means Contractor’s designated Person responsible for quality activities of Contractor described in the Agreement associated with the Work; • “Quality Assurance” or “QA” means the system by which the Contractor shall monitor the performance of stages of the Work to a level of quality as agreed between Owner and Contractor in the Quality Plan; and • “Quality Control” or “QC” means the system by which the Contractor shall test the Work to ensure that the Work is performed in accordance with the Sections and Articles of the Agreement. 3.2 Interpretation To the extent there is a conflict between this Attachment Y and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall control. 4.0 RIGHTS AND RESPONSIBILITIES In addition to the other responsibilities set forth herein, the Parties shall have the following responsibilities. 4.1 Owner Rights and Responsibilities • Pursuant to Section 12.2 of the Agreement, Owner, Lender, Independent Engineer, and either of their representatives have the right to inspect all Work (including Equipment) at all times; and • Owner’s engineering and quality staff may attend and observe all internal audits or surveillance reviews organized by the Contractor. However, Owner reserves the right Y-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement to waive attendance and observation in any such witness point. Owner also reserves the right to attend and observe in any such witness point. 4.2 Contractor Responsibilities Contractor shall: • Develop a quality strategy and detailed Quality Plan for Owner’s comment and approval no later than [***] ([***]) Days after the date Owner issues LNTP; • Be responsible for all quality requirements of the Work; • Develop and maintain quality organization charts and staffing plans for Contractor’s home office, the Site and remote Work locations; • Establish and implement the basis for evaluating QA/QC activities on the Project; • Provide Owner with summary reports of internal audits; • Provide Owner with summary reports related to any quality control or quality assurance issue with completed Work; • Maintain Project quality documents and records as specified in the Agreement; and • Implement quality requirements related to Contractor activities contemplated under the Agreement and this Attachment Y. 5.0 PLANNING 5.1 Owner Communication Reporting requirements for quality control and quality assurance activities shall be described in detail in the Quality Plan, and shall be included in reports named in Attachment X. 5.2 Inspection and Test Plans Inspection and test plans (“ITPs”) shall be prepared by Contractor for the Work. An ITP is a document which shall detail the required inspection points and test plans and supporting construction procedures for both the Contractor and Owner for each portion of the Work. Contractor shall submit each ITP to Owner for approval [***] ([***]) Days prior to commencement of associated activities. Each Contractor and Subcontractor ITP shall include the following information: • Inspection activities; • Quality Control requirements; • Responsibility for inspections or tests; • Applicable procedures and numbering; • Acceptance criteria; • Verifying documents; • Inspection parties and responsibilities; and • Inspection points (hold, witness, and review). 5.3 Control of Nonconformities Contractor shall: • Issue Nonconformance Reports (“NCRs”) for nonconformance of Work with the Quality Plan and applicable Project Drawings and Specifications. Contractor shall maintain a status summary of open NCRs and provide them to Owner as part of the Monthly Progress Report; and • Segregate nonconforming materials and assemblies to a clearly designated rejection site. Contractor shall track and control nonconforming Equipment or materials until it is repaired, exported, or otherwise disposed. Y-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement The responsibility for review and authority for disposition of non-conformances against Owner approved procedures shall be defined in the Contractor Quality Plan and applicable project procedures. 5.4 Control of Measuring and Testing Equipment Contractor shall identify, maintain, control, adjust, and calibrate tools, gauges, instruments, and other measuring and testing devices used by Contractor to make and perform tests in the field at Site with instructions for their use, calibration, and storage. 5.5 Engineering, Design, and Development 5.5.1 Design Inputs and Outputs All input data is to be complete, of current issue, and in compliance with the Agreement. Design outputs shall: • Identify the characteristics of the design which are applicable to safe operation of the Train 4 Facility; • Consider safeguards against misuse or mal-operation; and • Define the technical data for procurement. 5.5.2 Design Verification and Control Contractor deliverables shall: • Be presented in a manner that enables traceability to the Basis of Design; and • Be checked (including inter-discipline checks where appropriate) and approved by authorized personnel of Contractor independent of the deliverable’s originator. 5.5.3 Design Review Contractor shall perform design reviews to address both the specific aspects of the design and the compliance of the overall design with the requirements of the Agreement. Design reviews shall include the following: • HAZOP; • SIL; • 3D Model; • SIMOPs; • Constructability; • Ergonomics (to be reviewed as part of 3D Model Reviews); and • Any other reviews described in Contractor’s project execution plan, including any discipline-specific subplans. Prior to the above listed design reviews, relevant procedures and terms of reference shall be issued by the Contractor to Owner for review. Contractor shall organize the design reviews, present information, issue review reports, and close out any issues identified during design reviews. Contractor shall actively involve Owner in the above reviews. 5.5.4 Control of Design Changes and Deviations All changes from the approved Agreement baseline shall be comprehensively reviewed and approved prior to implementation. Contractor, using the change management system defined and provisioned herein and in Attachment D, shall document the review and approval of any design changes that deviate from the approved baseline design. All changes shall be in accordance with the requirements contained in Attachment D and elsewhere in the Agreement.

Y-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Contractor’s change management system shall achieve the following: • Changes shall be identified and recognized; • Risks associated with any change shall be highlighted and managed accordingly; and • Communicate and implement any change thoroughly and accurately to the Project. All Owner-initiated design changes and Change Directives, along with Contractor initiated technical queries and Change Orders, shall be controlled through the change management process. 5.6 Construction Contractor shall develop and implement construction inspection and test plans and supporting construction procedures, and review and approve Subcontractor source inspection plans. Procedures for construction activities at Site shall be developed, reviewed and approved by Contractor. Where the Contractor’s inspector(s) identifies or is informed of nonconforming products or materials, Contractor may either replace such nonconforming products or materials or repair the products or materials in accordance with Section 12.2A of the terms and conditions of the Agreement. 5.7 Subcontractor Subcontractor quality plans and/or ITPs shall be reviewed and approved by Contractor and issued to Owner for review prior to commencement of the applicable Work. Contractor shall maintain records of qualified special processes, Construction Equipment and Contractor personnel. Subcontractor construction execution performance shall be monitored through regular progress meetings between Contractor and Subcontractors. Subcontractor quality audits shall be performed by Subcontractors. Contractor may conduct quality audits on Subcontractors work in accordance with the Contractor’s internal quality audit schedule to evaluate their quality plan implementation. 6.0 MEASUREMENT, ANALYSIS AND IMPROVEMENT The Project quality manager shall be responsible for defining, planning, documenting and implementing a system to monitor, measure, and analyze the Key Performance Indicators, as appropriate for the various stages of the Project. Contractor quality personnel shall have well-defined responsibilities, qualifications, authority, and organizational freedom to identify quality concerns and non-conformance, and to initiate, recommend, and implement corrective actions. 6.1 Internal Quality Audit Contractor shall include an internal quality audit plan and schedule as part of the Project Quality Plan. Contractor shall perform internal quality audits to measure the compliance to work processes. Internal quality audits shall be executed by quality auditors not directly responsible for the Work being audited and the auditors shall be qualified in auditing and competent in the area(s) being audited. Contractor shall investigate root causes where Contractor deems appropriate in accordance with the Quality Plan and initiate corrective actions for non-compliances identified in each Y-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement internal quality audit. Contractor shall verify implementation and closeout of corrective actions. Contractor shall notify Owner [***] ([***]) Days prior to any internal quality audit. Quality audit reports, corrective actions and close out documentation shall be made available to Owner for review, upon request. 6.2 Improvement Contractor procedures for continual improvement shall capture measurement, analysis, and improvement of the KPIs and objectives. 6.2.1 Corrective Action Contractor is responsible for (i) maintaining a list of internal quality audit non-compliances and Corrective Action Requests (“CARs”), (ii) monitoring responses and the timely close-out and completion of the internal quality audit non-compliances and (iii) including the status of open internal quality audit non-compliances and CARs as part of the Monthly Progress Report. 6.2.2 Preventive Action Contractor procedures for preventive actions shall describe the requirements for evaluating the need for additional mitigation actions to prevent occurrence of previous lessons learned. Redacted version Z-1 ATTACHMENT Z SITE PLAN The parcels of land where the Project Site shall be located, inclusive of the Site, the Phase 1 Facilities Site, and the Expanded Facility Site, is shown below in Schedule Z-1. Project Site does not include the restricted areas designated. The Site, as depicted in Schedule Z-1, shall include associated facilities located in the Phase 1 Facilities Site that comprise the Train 4 Facility. Owner may reduce the size of the Project Site by removing areas from the Project Site where the Expanded Facility Site will be located as long as Owner provides Contractor with a reasonable alternative for its laydown areas. Any such reduction shall be captured in a mutual Change Order. [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version AA-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT AA FORM OF DIRECT AGREEMENTS ACKNOWLEDGMENT AND CONSENT AGREEMENT WITH LENDER Date: [ ] Bechtel Energy Inc. (the “Contracting Party”) hereby acknowledges the existence of (but has not reviewed) that certain Security Agreement, dated as of the date hereof (as from time to time amended, amended and restated, supplemented or modified, the “[Security Agreement]”), between Rio Grande LNG Train 4, LLC (the “Borrower”) and [ ], as collateral agent (in such capacity, the “[Collateral Agent]”) for the benefit of various financial institutions providing financing to the Borrower (collectively, the “Senior Secured Parties”), and hereby executes this Acknowledgement and Consent Agreement (this “Consent”) and agrees as follows: 1. The Contracting Party hereby acknowledges and consents in accordance with the terms and conditions set forth below to the Borrower’s pledge and collateral assignment of all its right, title and interest in, to and under (but not, except as provided herein, its obligations, liabilities or duties with respect to) that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 of the Rio Grande Natural Gas Liquefaction Facility, dated as of June 7, 2025, between the Contracting Party and the Borrower (as amended, restated, modified or supplemented by change order [placeholder for list of amendments/change orders agreed between the Amended and Restated Execution Date and NTP] or as otherwise modified and in effect from time to time, collectively the “Assigned Agreement”) to the Collateral Agent pursuant to the Security Agreement. Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Assigned Agreement. 2. The Contracting Party represents and warrants as of the date hereof as follows: (a) The Contracting Party is a corporation duly organized, validly existing and in good standing under the laws of Delaware, is authorized and qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to qualify would have a material adverse effect on its financial condition, operations, prospects, taxes or business. (b) The Contracting Party is not in violation of any Applicable Law or judgment entered by any Governmental Instrumentality, which violations, individually or in the aggregate, would affect its performance of any obligations under this Consent or the Assigned Agreement in any material respect. There are no legal or arbitration proceedings or any proceeding by or before any Governmental Instrumentality, now pending or (to the current actual knowledge of the Contracting Party) threatened against the Contracting Party that, if adversely determined, could reasonably be expected to have a material adverse effect on its ability to perform under this Consent or the Assigned Agreement. (c) The Contracting Party is the holder of all licenses, other than Ordinary Course Consents (as defined below), required to permit it to operate or conduct its business

AA-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement in Texas, and each other jurisdiction in which the nature of the business conducted by it makes such licenses necessary, now and as contemplated by the Assigned Agreement. No consent or approval of, or other action by or any notice to or filing with, any Governmental Instrumentality (except those previously obtained) was required in connection with the execution and delivery by the Contracting Party of the Assigned Agreement, or to the current actual knowledge of the Contracting Party, is required in connection with the execution and delivery of this Consent, or the performance of its obligations under this Consent. The Contracting Party has obtained all permits, licenses, approvals, consents and exemptions with respect to the performance of its obligations under the Assigned Agreement required by Applicable Law in effect as of the date hereof, except those permits, licenses, approvals, consents and exemptions that the Contracting Party is permitted to obtain in the ordinary course of business in the performance of its obligations under the Assigned Agreement (collectively, the “Ordinary Course Consents”). (d) Neither the execution and delivery of this Consent and the Assigned Agreement by the Contracting Party, the consummation of the transactions herein contemplated by the Contracting Party, nor compliance with the terms and provisions hereof by the Contracting Party, will: (i) conflict with, result in a breach of or default under, or require any consent (other than consents already obtained and the Ordinary Course Consents) under: (A) the charter or by-laws of the Contracting Party, (B) any Applicable Law, (C) any order, writ, injunction or decree of any court applicable to the Contracting Party, or (D) any agreement or instrument to which the Contracting Party is a party or by which it is bound or to which it or any of its property or assets is subject in any such case under this clause (i) that would result in a material adverse effect upon the ability of the Contracting Party to perform its obligations under this Consent and the Assigned Agreement; or (ii) result in the creation or imposition of (or the obligation to create or impose) any lien, security interest, charge or encumbrance upon any of the properties or assets of the Contracting Party. (e) The Contracting Party has all necessary power and authority to execute, deliver and perform its obligations under this Consent and the Assigned Agreement; the execution, delivery and performance by the Contracting Party of this Consent and the Assigned Agreement have been duly authorized by all necessary action on its part; and this Consent and the Assigned Agreement have been duly and validly executed and delivered by the Contracting Party and each constitutes a legal, valid and binding obligation of the Contracting Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally, and by general principles of equity. There are no existing amendments, modifications or supplements (whether by waiver, consent or otherwise) to the Assigned Agreement, either oral or written (except for the planned change orders set forth in Attachment A – Schedule A-3 to the Assigned Agreement [placeholder for any other planned or agreed change orders not executed prior to NTP], which are to be executed soon after NTP). AA-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement (f) The Contracting Party is financially solvent, able to pay all debts as they mature and possesses sufficient working capital to complete the Work under the Assigned Agreement and perform its obligations hereunder. (g) To the Contracting Party’s current actual knowledge, the Borrower (a) has complied with all conditions precedent required to be complied with by or on behalf of the Borrower on or prior to the date hereof pursuant to the Assigned Agreement (or the Contracting Party has expressly waived in writing, or otherwise agreed in writing to a resolution of, any such conditions precedent) and (b) is not in default under any covenant or obligation of the Assigned Agreement and no such default has occurred prior to the date hereof. (h) The Contracting Party is not, to its current actual knowledge, in default under any covenant or obligation hereunder or under the Assigned Agreement and no such default has occurred prior to the date hereof. After giving effect to the pledge and assignment referred to in paragraph 1, and after giving effect to the consent to such pledge and assignment by the Contracting Party, to the current actual knowledge of the Contracting Party, (a) there exists no event or condition that would, either immediately or with the passage of time or giving of notice, or both, entitle the Contracting Party or the Borrower to terminate or suspend its obligations under the Assigned Agreement and (b) all amounts due under the Assigned Agreement as of the date hereof have been paid in full. (i) The Contracting Party affirms that it has no written notice or current actual knowledge of any pledge or assignment relative to the right, title and interest of the Borrower in, to and under the Assigned Agreement other than the pledge and assignment referred to in paragraph 1. 3. (a) From and after the date hereof and unless and until the Contracting Party shall have received written notice from the Collateral Agent that the lien of the Security Agreement has been released in full and provided that an event of default by the Borrower shall have occurred and be continuing pursuant to the loan documents executed in connection with the Security Agreement, the Collateral Agent shall have the right, but not the obligation, to pay all sums due under the Assigned Agreement by the Borrower and to perform any other act, duty or obligation required of the Borrower thereunder (to the same extent as the Borrower has the right to perform any such other act, duty or obligation thereunder) at any time and, without limiting the generality of the foregoing, shall have the full right and power to enforce directly against the Contracting Party following written notice to the Contracting Party that the Collateral Agent is exercising such rights and remedies (subject to all of the Contracting Party’s defenses and other rights under the Assigned Agreement in accordance with the terms thereof) all obligations of the Contracting Party under the Assigned Agreement and otherwise to exercise all remedies thereunder and to make all demands and give all notices and make all requests required or permitted to be made by the Borrower under the Assigned Agreement, all in accordance with the terms thereof; provided that no such payment or performance shall be construed as an assumption by the Collateral Agent or any Senior Secured Party of any covenants, AA-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement agreements or obligations of the Borrower under or in respect of the Assigned Agreement, except to the extent the Assigned Agreement shall have been expressly assumed by the Collateral Agent pursuant to paragraph 5 hereof. Any action taken by the Collateral Agent pursuant to this paragraph 3(a) in accordance with the Security Agreement shall be binding on the Borrower. If the Contracting Party receives any demands, notices or requests made from the Collateral Agent in accordance with this paragraph 3(a) which are conflicting with that made by the Borrower, the Collateral Agent’s demands, notices and requests shall control over those conflicting demands, notices or requests made by the Borrower. (b) The Contracting Party agrees that it will not terminate or suspend its obligations under the Assigned Agreement without giving the Collateral Agent concurrent notice with notice(s) provided the Borrower pursuant to the applicable provisions of the Assigned Agreement, and, in the case of the termination of obligations, an opportunity to cure as provided in paragraphs 3(c) and 3(d) below. (c) If (i) the Contracting Party is entitled to terminate the Assigned Agreement pursuant to the terms of such Assigned Agreement (“Termination Event”), (ii) the Contracting Party desires to terminate its obligations under the Assigned Agreement, and (iii) notice(s) with respect to clauses (i) and (ii) shall have been provided to the Collateral Agent by the Contracting Party as provided in paragraph 3(b) above, then, and in any such case: the Collateral Agent may elect to exercise its right to cure by providing, within [***] ([***]) days after the receipt by it of the notices referred to in the preceding clause (iii), to the Contracting Party, written notice stating that the Collateral Agent has elected to exercise such right to cure (or cause to be cured), together with a written statement of the Collateral Agent that it will promptly commence to cure (or cause to be cured) all Termination Events susceptible of being cured (including, as appropriate, by the payment of money damages), and that it will, during the cure period, diligently attempt in good faith to complete (or cause to be completed) the curing of all such Termination Events to the reasonable satisfaction of the Contracting Party. If the Contracting Party is entitled to suspend performance of the Work for an event under [Section 16.4] of the Assigned Agreement (“Suspension Event”), the Contracting Party may, provided that notice to the Collateral Agent shall have been provided to the Collateral Agent as provided in paragraph 3(b) above, suspend performance of the Work in accordance with the terms of the Assigned Agreement until such time as (a) the Borrower has cured the Suspension Event or (b) the Collateral Agent has cured (or caused to be cured) such Suspension Event in accordance with paragraph 3(d). The preceding sentence shall in no way limit any rights the Contracting Party may otherwise have to terminate the Assigned Agreement, subject to the other provisions of this Consent. Notwithstanding anything to the contrary in this paragraph 3(c), in no event shall this paragraph 3(c) be interpreted to change the Contracting Party’s rights to suspend performance of the Work under the Assigned Agreement or terminate the Assigned Agreement, except to the extent of the Collateral Agent’s right to effect a cure in accordance with paragraph 3(c) for a Termination Event or Suspension Event and paragraph 3(d) for a Termination Event. (d) The Collateral Agent shall have a period equal to [***] ([***]) days in the event of default in payment of undisputed amounts under the Assigned Agreement or [***] ([***]) days in other cases, after the delivery of the notice by the Collateral Agent referred AA-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement to in paragraph 3(c) in which to cure the Termination Event(s) specified in such notice; provided that if such cure of any non-payment default can only be effected through a foreclosure on the [Project (as defined in the Security Agreement)], then the Collateral Agent shall have such additional reasonable period of time as is necessary to effect such foreclosure and provided further that the Contracting Party shall have been provided assurances of payment and security for payment reasonably satisfactory to the Contracting Party. Notwithstanding the foregoing, no such cure of a payment shall be construed as an assumption by the Collateral Agent or any Senior Secured Party of any covenants, agreements or obligations of the Borrower under or in respect of the Assigned Agreement. (e) If, before the Collateral Agent shall have cured any Termination Event pursuant to paragraph 3(d), the Borrower shall have cured such Termination Event, the Contracting Party promptly shall provide the Collateral Agent with notice of such cure and the discontinuance of such Termination Event. (f) In the event any delay and incremental costs are due and payable to the Contracting Party under the terms of this Consent, the Contracting Party shall take, without prejudice to its rights under the Assigned Agreement for change relief, commercially reasonable steps necessary to mitigate such delay and incremental costs. 4. (a) Notwithstanding any provision in the Assigned Agreement to the contrary, in the event of the rejection or termination of the Assigned Agreement by a receiver of the Borrower or otherwise pursuant to bankruptcy or insolvency proceedings, then the Contracting Party will enter into a new agreement with the Collateral Agent or, at the Collateral Agent’s request, with the Collateral Agent’s nominee, effective as of the date of such rejection, with substantially the same covenants, agreements, terms, provisions and limitations as are contained in such Assigned Agreement (such agreement, a “Replacement Agreement”); provided that the Collateral Agent shall have made a request to the Contracting Party for such Replacement Agreement within [***] ([***]) days in the event of default in payment of undisputed amounts under the Assigned Agreement or [***] ([***]) days, in each case, after the date the Collateral Agent receives notice from the Contracting Party of the rejection of the Assigned Agreement and provided further that the Contracting Party shall have been provided assurances of payment and security for payment reasonably satisfactory to the Contracting Party. (b) If the Collateral Agent or its nominee is prohibited by any process or injunction issued by any court having jurisdiction of any bankruptcy or insolvency proceeding involving the Borrower, from continuing the Assigned Agreement in place of the Borrower or from otherwise exercising any of its rights or remedies hereunder or under the Security Agreement in respect of the Assigned Agreement, then the times specified herein for the exercise by the Collateral Agent of any right or benefit granted to it hereunder (including without limitation the time period for the exercise of any cure rights granted hereunder) shall be extended for the period of such prohibition; provided that the Collateral Agent is diligently pursuing such rights or remedies (to the extent permitted) in such bankruptcy or insolvency proceeding or otherwise and provided further that the

AA-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Contracting Party shall have been provided assurances of payment and security for payment reasonably satisfactory to the Contracting Party. 5. If the Senior Secured Parties declare that an event of default has occurred and is continuing pursuant to the loan documents executed in connection with the Security Agreement or the Senior Secured Parties otherwise give notice to the Borrower that they refuse to fund a draw or payment under such loan documents, the Borrower shall provide the Contracting Party with notice of such declaration or refusal within [***] ([***]) Business Days after the Borrower’s receipt of notice of such declaration or notice; provided, however, that such notice shall not grant Contracting Party a right to suspend performance of the Assigned Agreement before any of the conditions set forth in Section 16.4 of the Assigned Agreement thereof have been satisfied or waived. Provided that an event of default by the Borrower shall have occurred and be continuing pursuant to the loan documents executed in connection with the Security Agreement, the Contracting Party agrees that the Collateral Agent may (but shall not be obligated to) pursuant to the terms of the Security Agreement assume, or cause any purchaser at any foreclosure sale or any assignee or transferee under any instrument of assignment or transfer in lieu of foreclosure to assume, all of the interests, rights and all of the obligations of the Borrower thereafter arising under the Assigned Agreement, provided that as conditions precedent to or concurrent with any such assignment or transfer, (a) the Collateral Agent shall have made or caused to be made payment to the Contracting Party of all sums due hereunder or the Assigned Agreement and, subject to paragraph 3(f) hereof, all reasonable delay and incremental costs incurred by the Contracting Party during the period of time preceding the assignment or transfer, and (b) the assuming party shall have executed an agreement in writing to be bound by and to assume all of the obligations to the Contracting Party arising or accruing thereunder from and after the date of such assumption, and shall have provided the Contracting Party with assurances of future payment and security for future payment reasonably satisfactory to the Contracting Party. If the interests, rights and obligations of the Borrower in the Assigned Agreement shall be assumed, sold or transferred as provided herein, then the Contracting Party shall continue to perform its obligations under such Assigned Agreement in favor of the assuming party as if such party had thereafter been named as the Borrower under such Assigned Agreement, provided that if the Collateral Agent (or any entity acting on behalf of the Collateral Agent or any of the other Senior Secured Parties) or such assuming party, as applicable, assumes the Assigned Agreement as provided above, such party shall not be liable for the performance of the obligations thereunder except to the extent of all of its rights, title, and interest in and to the [Project (as defined in the Security Agreement)]. Notwithstanding any such assumption or disposition by the Collateral Agent, a purchaser, an assignee or a transferee, the Borrower shall not be released or discharged from and shall remain liable for any and all of its obligations to the Contracting Party arising or accruing under such Assigned Agreement prior to such assumption and the Contracting Party retains all rights under such Assigned Agreement relating to any breach thereof by the Borrower or the assuming party. 6. The Contracting Party shall make all payments due to the Borrower under the Assigned Agreement to [ ], acting as the [Accounts Bank (as defined in the Security Agreement)] (i) if to the [Pre-Completion Revenue Account], to Account Name: [Rio Grande LNG Train 4 LLC – Pre-Completion Revenue Account], Account No.: [ ], ABA No.: [ ], SWIFT/BIC: [ ] or (ii) if to the [Revenue Account, to Account Name: [Rio Grande LNG Train 4 LLC – Revenue Account], Account No.: [ ], ABA No.: [ ], SWIFT/BIC: [ ], or to such other account as the Collateral Agent may from time to time AA-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement specify in writing to the Contracting Party.1 All parties hereto agree that each payment by the Contracting Party to the Accounts Bank of amounts due to the Borrower from the Contracting Party under the Assigned Agreement shall satisfy the Contracting Party’s corresponding payment obligation under the Assigned Agreement. 7. In connection with any Change Order with a value above [***] U.S. Dollars (US$[***]), the Borrower shall provide the Contracting Party with a duly executed certificate of an authorized officer of the Borrower that such amendment, modification or Change Order, as applicable, is (i) permitted under the loan documents executed in connection with the Security Agreement or (ii) permitted on the basis of the prior written consent of the Collateral Agent obtained by the Borrower. The Contracting Party may rely on such certificate and may waive the requirement of a certificate with respect to Change Orders. Nothing herein shall prejudice the Contracting Party’s right to a Change Order under the Assigned Agreement. Notwithstanding the foregoing, the planned change orders set forth in Attachment A – Schedule A-3 to the Assigned Agreement shall not require the prior written consent of the Senior Secured Parties or the Collateral Agent. 8. The Contracting Party shall deliver to the Collateral Agent concurrently with the delivery thereof to the Borrower, a copy of the following items if and when provided by the Contracting Party to the Borrower pursuant to the Assigned Agreement: (a) notification prior to cancellation, non-renewal or a material change in the insurance coverage required under the terms of the Assigned Agreement; (b) notification of termination; (c) notification of suspension of all of the Work; (d) notification of default by the Borrower; (e) notification of claims, demands, actions or causes of actions asserted against the Contracting Party for which the Borrower has indemnification obligations; and (f) notification of request for arbitration. 9. The Contracting Party shall provide to the Collateral Agent any information or documentation as reasonably requested by the Collateral Agent in connection with the financing of the Borrower’s obligations under the Assigned Agreement including, without limitation, the following: (a) an opinion of counsel of the Contracting Party customary for a project financing with respect to the authorization, execution, delivery and enforceability, and other similar issues, of the Assigned Agreement and this Consent; (b) a certificate of an authorized officer of the Contracting Party certifying that (i) all amounts due and payable under the Assigned Agreement have been paid other than those amounts payable in respect of the current invoice and (ii) no event or condition exists to the Contracting Party’s current actual knowledge which constitutes a default by the Borrower under the Assigned Agreement; and (c) a copy of a certificate of good standing of, and payment of franchise taxes by, the Contracting Party issued by the Secretary of State of Delaware. 10. Notice to any party hereto shall be deemed to be delivered on the earlier of: (a) the date of personal delivery, (b) if deposited in a United States Postal Service depository, postage prepaid, registered or certified mail, return receipt requested, addressed to such party at the address indicated below (or at such other address as such party may have theretofore specified by written notice delivered in accordance herewith), upon delivery or refusal to accept delivery, in each case as evidenced by the return receipt and (c) if sent by email, upon (i) confirmation of receipt provided 1 NTD: Account information to be updated when information is available. AA-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement by the delivering party’s email application or (ii) a confirmatory email from the addressee (which shall be delivered promptly by the addressee if so requested by the delivering party): The Collateral Agent: [ ] [ ] Attention: [ ] Phone: [ ] Email: [ ] The Borrower: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 United States of America Attention: [***] Email: [***] With a copy (which shall not constitute notice) to: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 United States of America Attention: [***] Email: [***] The Contracting Party: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] Email: [***] With a copy (which shall not constitute notice) to: Bechtel Energy Inc. 2105 CityWest Pl. Houston, Texas 77042 Attn: [***] 11. This Consent shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the Contracting Party, the Borrower, the Collateral Agent and AA-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement the Senior Secured Parties (provided, however, that the Contracting Party shall not assign or transfer it rights hereunder without the prior written consent of the Collateral Agent). 12. This Consent may be executed in one or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Consent shall become effective at such time as the Collateral Agent shall have received counterparts hereof signed by all of the intended parties hereto. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contracting Party, the Borrower and the Collateral Agent. 13. For purposes of this Consent, the term “day” or “days” shall mean calendar days unless otherwise defined herein. 14. No failure on the part of any party or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof (subject to any statute of limitations), and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. 15. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction. 16. The agreements of the parties hereto are solely for the benefit of the Contracting Party, the Borrower, the Collateral Agent and the Senior Secured Parties, and no Person (other than the parties hereto and the Senior Secured Parties and their successors and assigns permitted hereunder) shall have any rights hereunder. 17. This Consent shall terminate upon the earlier of (a) the indefeasible payment in full of all amounts owed under any financing documents executed in connection with the Security Agreement and (b) the termination of the Assigned Agreement in accordance with its terms. 18. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT FOR DISPUTES ARISING OUT OF OR RELATING TO THE ASSIGNED AGREEMENT WHICH WILL CONTINUE TO BE GOVERNED EXCLUSIVELY BY [ARTICLE 18] OF THE ASSIGNED AGREEMENT. THE

AA-10 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 19. EACH OF THE CONTRACTING PARTY, THE COLLATERAL AGENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 20. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, NONE OF THE CONTRACTING PARTY, THE COLLATERAL AGENT, NOR THE BORROWER, SHALL BE LIABLE UNDER THIS CONSENT, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, PROFESSIONAL LIABILITY, INDEMNITY, CONTRIBUTION, OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, OR LOSS OF PROFITS, LOSS OF USE, LOSS OF OPPORTUNITY, LOSS OF REVENUES, LOSS OF FINANCING, LOSS OR INCREASE OF BONDING CAPACITY, COSTS OF OBTAINING OR MAINTAINING FINANCING, LOSS OF GOODWILL, OR BUSINESS INTERRUPTION, OR DAMAGES OR LOSSES FOR PRINCIPAL OFFICE EXPENSES INCLUDING COMPENSATION OF PERSONNEL STATIONED THERE (“CONSEQUENTIAL DAMAGES”), AND THE CONTRACTING PARTY, THE COLLATERAL AGENT, AND THE BORROWER DO HEREBY RELEASE EACH OTHER FROM ANY LIABILITY FOR SUCH LOSSES AND DAMAGES; PROVIDED THAT THE EXCLUSION OF LIABILITY SET FORTH IN THIS SECTION IS NOT INTENDED TO PRECLUDE RECOVERIES AS PERMITTED PURSUANT TO [SECTION 20.4] OF THE ASSIGNED AGREEMENT WITH RESPECT TO OBLIGATIONS UNDER THE ASSIGNED AGREEMENT ONLY. 21. The Contracting Party hereby acknowledges that the Borrower may, from time to time during the term of the Assigned Agreement, refinance the indebtedness incurred under the [Senior Secured Credit Documents (as defined in the Security Agreement)] pursuant to another bank financing, an institutional financing, a capital markets financing, a lease financing or any other combination thereof or other form of financing. In connection with any such refinancing, the Contracting Party hereby consents to any collateral assignment or other assignment of the Assigned Agreement in connection therewith and agrees that the terms and provisions of this Consent shall apply with respect to such assignment and shall inure to the benefit of the parties providing such refinancing. In furtherance of the foregoing, the Contracting Party agrees that (a) references in this Consent to the “Collateral Agent” and the “Senior Secured Parties” shall be deemed to be references to the applicable financing parties providing such refinancing and their agents in connection therewith, (b) references in this Consent to the “Security Agreement” shall be deemed to be references to the corresponding agreements entered into in connection with such refinancing, and (c) if requested by the Borrower, it shall enter into a new consent, in the same form of this Consent with minor, conforming edits only, in favor of the parties providing such AA-11 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement refinancing. Notwithstanding the foregoing, this Consent shall inure to the benefit of the Collateral Agent until the Contracting Party has received written confirmation of payment in full of all amounts owed under any financing documents executed in connection with the Security Agreement. [Signature pages follow] SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT AGREEMENT (TRAIN 4 AMENDED AND RESTATED EPC CONTRACT) AA-12 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the day and year first above written. CONTRACTING PARTY BECHTEL ENERGY INC. By: Name: Title: COLLATERAL AGENT [ ] By: Name: Title: SIGNATURE PAGE TO ACKNOWLEDGEMENT AND CONSENT AGREEMENT (TRAIN 4 AMENDED AND RESTATED EPC CONTRACT) AA-13 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ACKNOWLEDGED and AGREED BORROWER RIO GRANDE LNG TRAIN 4, LLC By: Name: Title:

Redacted version BB-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT BB RELY UPON INFORMATION The following information shall be Rely Upon Information for the purposes of the Agreement: [***] Unless expressly referenced above, no other data, information or documentation shall be Rely Upon Information. Execution version CC-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT CC NOT USED Redacted version DD-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT DD LIST OF EQUIPMENT AND TEXAS DIRECT PAY EXEMPTION CERTIFICATE Contractor shall assist Owner on an ongoing basis to refine this Attachment DD. [***] Execution version EE-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement ATTACHMENT EE NOT USED

Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement [***] ATTACHMENT FF TRADE MEASURES FF-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE FF-1 U.S. TARIFFS AND DUTIES BASIS AND ASSUMPTIONS ON CATEGORY 1A ITEMS [***] � FF-2 GG-1 Execution version ATTACHMENT GG NOT USED RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version ATTACHMENT HH LIST OF POST-SUBSTANTIAL COMPLETION INTERFERING WORK The table below identifies Work to be undertaken for Train 4, after substantial completion of Train 1, Train 2, or Train 3, as applicable, that may interfere with the commercial operation of Train 1, Train 2 or Train 3. Contractor shall perform such interfering Work as specified in Section 3.27 of the Agreement. [***] HH-1

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement Redacted version ATTACHMENT II CONTRACTOR’S COVID-19 COUNTERMEASURES, MEANS, AND METHODS AND PROVISIONAL SUM 1.0 General a. During the course of the Work, Contractor (or its appliable Subcontractors or Sub- subcontractors) may be required to implement COVID-19 Countermeasures to address COVID-19 (including the occurrence of a COVID-19 Event). b. Contractor has set forth in Schedule II-1 and Schedule II-2 a list of all contemplated COVID-19 Countermeasures with applicable indicative rates. c. Owner shall pay Contractor for implementation of the COVID-19 Countermeasures in accordance with the Agreement and this Attachment II. A basis (“Basis”) of each COVID- 19 Countermeasure is listed in the following tables. The Basis further defines the COVID- 19 Countermeasure and describes any limitations associated with such COVID-19 Countermeasure. If examples are provided in the Basis of the COVID-19 Countermeasure, then the application of the COVID-19 Countermeasure is limited to those items. The Basis shall be items of the same quality and condition as required for the Work, and where the Basis includes an item required for the Work, then the Basis is an identical version of that very same item (i.e., an additional office trailer is identical to the office trailers, except as otherwise specified in the Basis). d. The initial COVID-19 Provisional Sum is [***] U.S. Dollars (U.S.$[***]) for the COVID- 19 Countermeasures in Schedule II-1 and Schedule II-2. However, the anticipated costs are set out in each of Schedule II-1 and Schedule II-2, which costs are indicative only. These costs for the provision of the COVID-19 Countermeasures are for the durations specified in each of Schedule II-1 and Schedule II-2. Owner shall pay Contractor for all costs incurred as a result of COVID-19 in accordance with Section 6.12 of the Agreement. e. Unless otherwise specified, it is presumed that the cost of any additional personnel listed in Schedules II-1 or II-2 will be based on those personnel working [***] ([***]) hours per week or per Project policy requirement. 2.0 Invoicing and Payment a. The rates in Columns C, D, E, and F (as applicable) in Schedule II-1 and Schedule II-2 are Contractor’s best estimate of the costs that will be incurred and will be reconciled in accordance with the Agreement based on the actual costs and expenses incurred by Contractor and demonstrated to Owner. These estimates were derived by Contractor by evaluating the costs included by Contractor in the Contract Price for the same or similar supply. b. Contractor shall include in its Monthly Invoice all amounts properly due and owing for costs and expenses incurred in accordance with this Attachment II during the prior Month. c. Each Invoice shall be due and payable in accordance with Article 7 of the Agreement. II-1 Schedule II-1 [***] II-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE II-2 [***] II-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement JJ-1 Redacted version ATTACHMENT JJ PROVISIONAL SUMS The Aggregate Provisional Sum consists of the Provisional Sums as follows: Provisional Sum Provisional Sum Amount (U.S.$) [***] $[***] [***] $[***] [***] $[***] [***] $[***] [***] $[***] TOTAL $[***] With respect to all Provisional Sums, Contractor shall provide backup documentation, as applicable, upon Owner’s request to reasonably substantiate any costs incurred related to such Provisional Sums. For Provisional Sum Work, Contractor is entitled to actual costs incurred plus a [***] percent ([***]%) markup (and no additional markups or amounts included, including no markup for escalation or contingency). Upon adjustment of the Contract Price pursuant to this Attachment JJ, the Aggregate Provisional Sum shall also be adjusted to reflect any Provisional Sums adjustments that have occurred by mutually agreed Change Order.

JJ-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement [***] Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement KK-1 ATTACHMENT KK COMMODITY PRICE RISE AND FALL [***] Redacted version RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-1 ATTACHMENT LL HIGH VALUE ORDER TRUE UP 1. Definitions. This Attachment LL uses the following definitions: “Change In HVO Schedule” is calculated by subtracting the Original HVO Schedule from the Updated HVO Schedule, but such subtraction shall not be performed until Contractor removes from such Updated HVO Schedule any impacts (if any) that are a result of a change in Subcontractor’s scope, design, quantities, specifications or terms and conditions (but for the avoidance of doubt, excluding any changes made by Owner via a Change Order). “Change In HVO Value” is calculated by subtracting the Original HVO Quote from the Updated HVO Quote, but such subtraction shall not be performed until Contractor removes from such Updated HVO Quote any impacts (if any) that are a result of a change in Subcontractor’s scope, design, quantities, specifications or terms and conditions (but for the avoidance of doubt, excluding any changes made by Owner via a Change Order). “High Value Order” or “HVO” means specific material requisitions, as outlined in Schedule LL-1. “High Value Order Equipment” means Equipment procured under a Subcontract for a High Value Order. “High Value Order Subcontractors” or “HVO Subcontractors” are the Subcontractors listed in Schedule LL-1 for the procurement of the High Value Order Equipment. “Original Combined HVO Quote” means the quote for the High Value Order Equipment for the applicable High Value Order that was received by Contractor prior to the Amended and Restated Execution Date and which the Contract Price and Key Dates are based upon, which includes the Original HVO Quote and the Original HVO Schedule. “Original HVO Quote” means the Subcontractor’s quote for the High Value Order Equipment for the applicable High Value Order that was received by Contractor prior to the Amended and Restated Execution Date and which the Contract Price is based upon. “Original HVO Schedule” means the Subcontractor’s schedule for the High Value Order Equipment for the applicable High Value Order that was received by Contractor prior to the Amended and Restated Execution Date and which the Key Dates are based upon. “Updated Combined HVO Quote” means the quote received by Contractor from the Subcontractor that is requested by Owner and received and submitted by Contractor to Owner pursuant to Section 2 below, which contains the Updated HVO Quote and the Updated HVO Schedule and which is binding and valid for the period described in Section 2 below. “Updated HVO Quote” means the price received by Contractor from the Subcontractor that is requested by Owner and received and submitted by Contractor to Owner pursuant to Section 2 below, which is binding and valid for the period described in Section 2 below. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-2 “Updated HVO Schedule” means the schedule received by Contractor from the Subcontractor that is requested by Owner and received and submitted by Contractor to Owner pursuant to Section 2 below, which is binding and valid for the period described in Section 2 below. 2. High Value Order True Up Procedure Each High Value Order has an Original Combined HVO Quote that contains the Original HVO Quote and Original HVO Schedule on which the Contract Price and Key Dates are based. Upon Owner’s written request between the [***] and NTP (or after NTP, but no later than [***] ([***]) Days before Contractor needs to subcontract with a HVO Subcontractor to maintain Contractor’s schedule), Contractor shall require Updated Combined HVO Quotes from each of the Category A, B and C HVO Subcontractors requested by Owner (other than Capital Spare Parts). Contractor shall receive such Updated HVO Quotes from each such HVO Subcontractor and submit such Updated Combined HVO Quotes to Owner (which shall include the information required below) no later than [***] ([***]) Days after Owner’s written request. Contractor shall ensure that such Updated Combined HVO Quotes has a price (Updated HVO Quote) and schedule (Updated HVO Schedule) that is fixed and valid for the period commencing upon [***] and ending no earlier than [***] ([***]) Days after such written request. If Owner issues NTP at any time during such validity period, Contractor shall not be entitled to any further changes to the Contract Price or Key Dates for the HVOs that are the subject of Owner’s written request (but for the avoidance of doubt, excluding any changes made by Owner via a Change Order). It is the intent of the Parties that Owner will make only one such request to Contractor, with the intent of Owner to time such request so that NTP is issued during the validity period of the Updated Combined HVO Quotes; however, the Parties recognize that additional requests may need to be made by Owner if it miscalculates the anticipated timing of NTP or Owner decides to defer firming up a particular High Value Order (but in all cases not deferring the firming up of such High Value Order to such extent after NTP that Contractor cannot maintain its schedule). Contractor shall submit to Owner a letter in the form of Schedule LL-2 (“HVO Proposal Letter”) that contains all Updated Combined HVO Quotes requested by Owner. Such HVO Proposal Letter shall include each such Subcontractor’s Updated HVO Quote and Updated HVO Schedule and the information described below. The HVO Proposal Letter shall be received by Owner no later than [***] ([***]) Days after Owner’s written request. The Contract Price and Key Dates are only subject to adjustment for changes due to fluctuations in market conditions after the date of the respective Original Combined HVO Quote, as shown in Schedule LL-1. For the avoidance of doubt, Contractor shall receive no adjustments to the Contract Price or Guaranteed Dates to the extent the Updated HVO Quote and Updated HVO Schedule includes impacts related to any changes in a Subcontractor’s scope, design, quantities, specifications or terms and conditions (but for the avoidance of doubt, excluding any changes made by Owner via a Change Order), and any adjustments related to the foregoing matters shall be for Contractor’s account and not passed onto Owner. With each Updated Combined HVO Quote, Contractor shall provide to Owner the Original Combined HVO Quote (including the Original HVO Quote and Original HVO Schedule) for each High Value Order Subcontractor, and the Updated Combined HVO Quote (including the Updated HVO Quote and Updated HVO Schedule). If there is no Original Combined HVO Quote, Contractor shall indicate the amount estimated for the relevant High Value Order Equipment prior to the Amended and Restated Execution Date, included in Schedule LL-1 or, in the case of Capital Spare Parts, in Attachment W. If Owner’s elects to proceed with the commitment of an HVO, then Owner shall request such at any time after receiving an HVO Proposal Letter and during the validity period described in this Section 2, and the Parties shall execute a Change Order in accordance with the Agreement as follows (and such Change Order shall also include any impacts to the Key Dates pursuant to Section 3 below). No adjustment to Contract Price shall occur as a result of the procedures in Schedule LL-1 unless Owner makes such commitment request.

RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-3 Owner may further audit the Updated Combined HVO Quote in accordance with Section 3.13B of the Agreement provided that such audit shall be conducted no later than [***] ([***]) Business Days after Owner’s written notice thereof. i. With respect to all HVOs that Owner desires to firm up price and schedule, if the cumulative aggregate Change in HVO Value for all such HVOs is negative (i.e., cumulative aggregate Order HVO Quotes is less than the cumulative aggregate Original HVO Quotes), Owner shall be entitled to a Change Order reducing the Contract Price by the sum of such difference and [***] percent ([***]%) of such difference; or ii. With respect to all HVOs that Owner desires to firm up price and schedule, if the cumulative aggregate Change in HVO Value for all such HVOs is positive (i.e., cumulative aggregate Order HVO Quotes is greater than the cumulative aggregate Original HVO Quotes), Contractor shall be entitled to a Change Order increasing the Contract Price by the sum of such difference and [***] percent ([***]%) of such difference. 3. High Value Order True Up – Change In HVO Schedule i. Category A High Value Orders. For any High Value Order listed in Category A below, if there is a Change in HVO Schedule such that the High Value Order Equipment will be delivered later than the Original HVO Schedule, then if Owner desires to firm up the price and schedule, Contractor shall be entitled to a Change Order adjusting the Key Dates to the extent permitted in Section 6.8 of the Agreement, but only after taking into account the impact of all Change in HVO Schedules under the Updated Combined HVO Quotes for the High Value Order Equipment for which Owner desires to firm up price and schedule. ii. Category B High Value Orders. For any High Value Order listed in Category B below, if there is a Change in HVO Schedule such that the High Value Order Equipment will be delivered later than the Original HVO Schedule by greater than [***] ([***]) Months, then if Owner desires to firm up the price and schedule, Contractor shall be entitled to a Change Order adjusting the Key Dates to the extent permitted in Section 6.8 of the Agreement but only after taking into account the impact of all Change in HVO Schedules under the Updated Combined HVO Quotes for the High Value Order Equipment for which Owner desires to firm up price and schedule. iii. Category C High Value Orders. For the High Value Orders listed in Category C below, Contractor shall not be entitled to a Change Order adjusting the Contract Price or Key Dates for changes in the schedule of such Subcontracts. 4. Change in HVO Subcontractor Subject to Section 2.4B of the Agreement, Contractor may select an alternate Subcontractor for any HVO to be procured from ABB or Hitachi or stainless steel and cladded vessels, but only if Contractor holds a competitive bid between the alternate Subcontractor and the Subcontractor listed in this Attachment LL and Contractor notifies Owner of such alternate Subcontractor before bidding, and the selected Subcontractor bid shall be deemed to be the Updated Combined HVO Quote for the purposes of this Attachment LL. Contractor shall select the Subcontractor with the lowest price, as long as the schedule for such Subcontractor is compatible with Contractor’s schedule and the Subcontractor is technically acceptable to Contractor. For the avoidance of doubt, if Contractor selects an alternate Subcontractor for such HVO due to the original HVO Subcontractor not providing a schedule compatible with Contractor’s schedule or such original HVO Subcontractor declining to bid, then this Attachment LL shall apply to the alternate RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-4 Subcontractor, with the alternate Subcontractor’s quote deemed to be the Updated Combined HVO Quote of the applicable High Value Order Subcontractor. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-5 SCHEDULE LL-1 High Value Orders – Category A [***] High Value Orders – Category B [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-6

High Value Orders – Category C [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-8 SCHEDULE LL-2 FORM OF HVO PROPOSAL LETTER FROM CONTRACTOR [Letter to be Placed on Contractor’s Letterhead] , 20[ ] Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 Attn: [***] RE: HVO Proposal Letter for [All HVO Subcontractors] [Note: if not for all HVO Subcontractors, list only those applicable HVO Subcontractors] Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 4 for the Rio Grande Natural Gas Liquefaction Facility, dated June 7, 2025 (“Agreement”) Dear Rio Grande LNG Train 4, LLC Pursuant to the request of Rio Grande LNG Train 4, LLC (“Owner”), Bechtel Energy Inc. (“Contractor”) is providing this HVO Proposal Letter for all High Value Order Equipment requested in Owner’s notice to Contractor for the Agreement. This HVO Proposal Letter has been prepared in accordance with Agreement, including Attachment LL. Table 1, attached to this letter, shows the information provided by each High Value Order Subcontractor for each such High Value Order Equipment requested in Owner’s notice to Contractor, as well as information completed by Contractor. Contractor has attached to this letter the HVO Proposal Letter from each such High Value Order Subcontractor, each of which was completed in accordance with Schedule LL- 3 of the Agreement. The validity of each Updated Combined HVO Quote is shown in Table 1. Also attached to this letter is the Original Combined HVO Quote (including the Original HVO Quote and Original HVO Schedule) for each High Value Order Subcontractor, and the Updated Combined HVO Quote (including the Updated HVO Quote and Updated HVO Schedule). If there is no Original Combined HVO Quote, Contractor shall indicate the amount estimated for the relevant High Value Order Equipment at the Amended and Restated Execution Date, included in Table 1. If there is no Original Combined HVO Quote, Schedule LL-3 shall be amended to refer only to the Updated Combined HVO Quote and all references to the Original Combined HVO Quote shall be deleted. As reflected in Table 1, the cumulative adjustment in the Contract Price as a result of the Change in HVO Prices for all High Value Order Equipment shown in Table 1 is [a decrease of U.S.$ ] [an increase of U.S.$ ]. Contractor confirms that the Change in HVO Prices does not include any impacts that are the result of a change in the scope, design, quantities, specifications or terms and conditions for any High Value Order Subcontractor. RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-9 The Change in HVO Schedule (if any) for each High Value Order Equipment in Table 1 is shown in Table 1. Contractor confirms that the Change in HVO Schedule does not include any impacts that are the result of a change in the scope, design, quantities, specifications or terms and conditions for any High Value Order Subcontractor. To the extent there was any Change in HVO Schedule for any High Value Order Equipment, Contractor states that it has evaluated such Change in HVO Schedule and determined, in accordance with the Agreement, that there [is no change to any of the Key Dates] [is a change to the Key Dates, as follows: ]. [Attached to this letter is the information required under the Agreement that supports Contractor’s claim for an adjustment to the Key Dates.] Based on the foregoing, if Owner provides notice to Contractor, no later than [ , 20 ], that it elects to fix the price and schedule for High Value Order Equipment, the Contract Price for the Agreement will [decrease U.S.$ ] [increase U.S.$ ] and the Key Dates for the Agreement [will not change] [will change as follows: ]. Upon receipt of such notice by Contractor, the Parties will promptly execute a Change Order reflecting such adjustments in the Contract Price and Key Dates for the Agreement. This HVO Proposal Letter is provided and executed by an authorized representative of Contractor Sincerely, Name: Title: Date: cc: Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, TX 77002 Attention: [***] Attachments: • Table 1 • HVO Proposal Letters from each High Value Order Subcontractor • Original Combined HVO Quote from each High Value Order Subcontractor • The Updated Combined HVO Quote from each High Value Order Subcontractor RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-10 Table 1 High Value Orders – Category A [***]

High Value Orders – Category B [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-11 High Value Orders – Category C [***] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-12 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-13 SCHEDULE LL-3 FORM OF HVO PROPOSAL LETTER FROM SUBCONTRACTORS [Letter to be Placed on Subcontractor Letterhead] , 20[ ] Rio Grande LNG Train 4, LLC 1000 Louisiana Street, Suite 3300 Houston, Texas 77002 Attn: [***] RE: Rio Grande Natural Gas Liquefaction Facility – High Value True Up for [insert name of Equipment] Equipment Dear Rio Grande LNG Train 4, LLC Pursuant to Bechtel Energy Inc.’s (“Contractor”) request, we, [insert Subcontractor name] (“High Value Order Subcontractor”) are providing this notification to Rio Grande LNG Train 4, LLC (“Owner”) for that certain [describe the Equipment] Equipment (“High Value Order Equipment”). On [ , Year], we provided a quote (“Original Combined HVO Quote”) to Contractor for the High Value Order Equipment, pursuant to [quote ], which was binding until [ ] Year (”Original Binding Period”). Such Original Combined HVO Quote contained: • a quote of [U.S.$ ] (“Original HVO Quote”); and • a schedule for delivery of such High Value Order Equipment (“Original HVO Schedule”), as follows: o [Insert schedule here] On [ , 20[ ]], at Contractor’s request, we updated our Original Combined HVO Quote (“Updated Combined HVO Quote”) and provided such Updated Combined HVO Quote to Contractor. Our Updated Combined HVO Quote is comprised of the following: • a quote of [U.S.$ ] (“Updated HVO Quote”); • a schedule for delivery of such High Value Order Equipment (“Updated HVO Schedule”), as follows: o [insert schedule here] RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement LL-14 • With the Updated Combined HVO Quote being binding and irrevocable on High Value Order Subcontractor from [ 20[ ]] through and including [ , 20 ] (“Updated Binding Period”). Accordingly, High Value Order Subcontractor represents to Owner and Contractor: • The difference between the Updated HVO Quote and the Original HVO Quote is: [U.S.$ ]. o Such difference does not include any impacts related to any changes in High Value Order Subcontractor’s scope, design, quantities, specifications or terms and conditions • The difference, if any, between the Updated Original HVO Schedule and the Original HVO Schedule is as follows: [ ]. o Such difference does not include impacts related to any changes in the High Value Order Subcontractor’s scope, design, quantities, specifications or terms and conditions. • If a framework agreement or similar agreement is currently in place between Owner or its affiliate and High Value Order Subcontractor or its affiliates, such Original Combined HVO Order and Updated Combined HVO Order are in compliance with such agreements. This notice is provided and executed by an authorized representative of the High Value Order Subcontractor. Sincerely, Name: Title: Date: cc: [***], Rio Grande LNG Train 4, LLC, 1000 Louisiana Street, Suite 3300, Houston, TX 77002 [***], Bechtel Energy Inc., 2105 CityWest Boulevard, Houston, TX 77042 [***], Bechtel Energy Inc., 2105 CityWest Boulevard, Houston, TX 77042

Redacted version ATTACHMENT MM MM-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement PHASE 1 EPC AGREEMENTS AMENDMENTS SCHEDULE MM-1 MM-1-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement DRAFT AMENDMENT TO THE TRAINS 1 AND 2 EPC AGREEMENT FOURTH AMENDMENT TO THE AMENDED AND RESTATED FIXED PRICE TURNKEY MM-1-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAINS 1 AND 2 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY This Fourth Amendment to the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Trains 1 and 2 of the Rio Grande Natural Gas Liquefaction Facility (this “Amendment”) is made and executed as of the XXth day of XX, 2025 (the “Amendment Effective Date”), by and between Rio Grande LNG, LLC, a limited liability company organized under the laws of Texas (“Owner”), and Bechtel Energy Inc., a corporation organized under the laws of Delaware (“Contractor”), each sometimes referred to individually herein as a “Party” and collectively as the “Parties.” RECITALS Whereas, Owner and Contractor entered into that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Trains 1 and 2 of the Rio Grande Natural Gas Liquefaction Facility dated September 14, 2022, as amended on March 15, 2023, May 18, 2023 and January 15, 2024 (the “Agreement”). Whereas, Owner and Contractor wish to amend certain provisions of the Agreement on the terms set forth herein. AMENDMENT Now, Therefore, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Agreement. 2. Amendments: a. Article 1, Section 1.1 (Definitions), is hereby amended by inserting the following definitions in alphabetical order: “Train 3 Work” means the work required to be performed pursuant to the Train 3 EPC Agreement. “Train 4” means the work to be designed, procured, constructed, pre-commissioned, commissioned, started up and tested as further described in the Train 4 EPC Agreement. “Train 4 Work” means the work required to be performed pursuant to the Train 4 EPC Agreement. “Train 4 EPC Agreement” means if such agreement is executed, the engineering, procurement and construction agreement between Rio Grande LNG Train 4, LLC and Contractor for the engineering, procurement, construction, commissioning, start-up and testing of Train 4. “Train 5” means the work to be designed, procured, constructed, pre-commissioned, commissioned, started up and tested as further described in the Train 5 EPC Agreement. MM-1-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement “Train 5 Work” means the work required to be performed pursuant to the Train 5 EPC Agreement. “Train 5 EPC Agreement” means, if such agreement is executed, the engineering, procurement and construction agreement between Rio Grande LNG Train 5, LLC and Contractor for the engineering, procurement, construction, commissioning, start-up and testing of Train 5. b. Article 3, Section 3.17 (Hazardous Materials), is amended and restated in its entirety to read: “3.17 Hazardous Materials. Contractor shall not, nor shall it permit or allow any Subcontractor or Sub-subcontractor to, bring any Hazardous Materials on the Site and shall bear all responsibility and liability for such materials; provided, however, that Contractor may bring onto the Site such Hazardous Materials as are necessary to perform the Work so long as the same is done in compliance with Applicable Law, Applicable Codes and Standards, and the requirements specified in Attachment J, and Contractor shall remain responsible and liable for all such Hazardous Materials. If Contractor or any Subcontractor or Sub-subcontractor encounters Pre-Existing Hazardous Materials at the Site, Contractor and its Subcontractors and Sub-subcontractors shall immediately stop Work in the affected area and notify Owner. Contractor and its Subcontractors and Sub- subcontractors shall not be required to resume Work in connection with such Pre-Existing Hazardous Materials or in any area affected thereby until Owner has: (i) obtained any required permits or other approvals related thereto; and (ii) delivered to Contractor a written notice (x) specifying that any affected area is or has been rendered suitable for the resumption of Work in compliance with Applicable Law or (y) specifying any special conditions under which such Work may be resumed in compliance with Applicable Law. To the extent that any such suspension adversely affects Contractor’s or its Subcontractors’ or Sub-subcontractors’ cost or time for performance of the Work in accordance with the requirements of this Agreement, Contractor shall be entitled to an appropriate Change Order pursuant to Section 6.2A.8. If under such circumstances Contractor or any of its Subcontractors or Sub- subcontractors fail to stop Work and notify Owner, Contractor shall be responsible and liable to Owner in accordance with Section 17.1B for all damages, costs, losses and expenses to the extent relating to such failure, subject to an aggregate cap of [***] U.S. Dollars (U.S.$[***]) and Owner hereby releases Contractor Indemnified Parties (in connection with the Work, the Train 3 Work, the Train 4 Work and the Train 5 Work), its Subcontractors or Sub-subcontractors (in connection with the Work) and any subcontractors and sub- subcontractors of Contractor (in connection with the Train 3 Work, the Train 4 Work and the Train 5 Work) from any such liability in excess thereof. For the avoidance of doubt, any such liability of Contractor under this Agreement, the Train 3 EPC Agreement, the Train 4 EPC Agreement and the Train 5 EPC Agreement shall not exceed [***] U.S. Dollars (U.S.$[***]) in the total cumulative aggregate under the Train 3 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement and this Agreement and Owner’s release above shall similarly apply to such cumulative aggregate.” c. Article 8, Section 8.2 (Risk of Loss), is amended and restated in its entirety to read: “8.2 Risk of Loss. A. Risk of Loss Prior to Substantial Completion. Contractor shall bear the risk of physical loss and damage to each Train and all Equipment and Work incorporated

MM-1-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement or to be incorporated into such Train until the earlier of Substantial Completion of such Train or termination of this Agreement, regardless of fault and regardless whether such loss and damage occurs as a result of the Work, the Train 3 Work, the Train 4 Work or the Train 5 Work; provided that Owner shall at all times bear the risk of physical loss and damage, and Owner shall release Contractor Indemnified Parties (in connection with the Work, the Train 3 Work, the Train 4 Work and the Train 5 Work), any Subcontractors, any Sub- subcontractors (in connection with the Work), and any subcontractors and sub- subcontractors (in connection with the Train 3 Work, the Train 4 Work and the Train 5 Work) from liability for such physical loss and damage, each to the extent (i) arising from war (whether declared or undeclared), civil war, act of terrorism, sabotage, blockade, insurrection; or (ii) arising from ionizing radiation, or contamination by radioactivity from nuclear fuel, or from any nuclear waste from the combustion of nuclear fuel properties of any explosive nuclear assembly or nuclear component thereof; (iii) arising from a cyber event or communicable disease that is excluded from coverage pursuant to Contractor’s Builder’s Risk or Marine Cargo policies; (iv) arising from a significant atmospheric disturbance marked by high winds, with or without precipitation, including such events as hurricane, typhoon, monsoon, cyclone, rainstorm, tempest, hailstorm, tornado, or any combination of the foregoing events, including any resulting flood, tidal or wave action (collectively, “Windstorms”) and water damage to the extent that such Windstorms and water damage result in loss or damage in excess of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) in the cumulative aggregate with respect to the Work, the Facility, the Train 3 Liquefaction Facility, Train 4 and Train 5 (the full amount of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) may be satisfied under either the Train 3 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement or this Agreement or a combination thereof) or (v) such physical loss or damage to the Facility, Train 3, Train 4 and Train 5 in the cumulative aggregate exceeds the sum insured obtained in the Builder’s Risk policy for such physical loss or damage (the sum of insurance obtained may be reached under either the Train 3 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement or this Agreement or combination thereof), and such Owner responsibility for risk of loss and such release is regardless of fault and regardless whether such loss or damage occurs as a result of the Work, the Train 3 Work, the Train 4 Work or the Train 5 Work. B. Transfer of Risk of Loss After Substantial Completion. Upon the earlier termination of this Agreement or after Substantial Completion of each Train together with the related Common Systems as described in Attachment A, Owner shall bear the risk of physical loss and damage to such Train (including all Equipment and Work incorporated into such Train), related Common Systems and any other portion of the Work or Facility transferred to Owner prior to Substantial Completion in accordance with Section 11.8. In accordance with Section 17.1F, Contractor shall be liable to Owner for physical loss and damage to any portion of a Train after such Train achieves Substantial Completion to the extent such physical loss and damage arises out of or results from or is related to the negligence or fault of any Contractor Indemnified Party (in connection with the Work, the Train 3 Work, the Train 4 Work or the Train 5 Work), any Subcontractors or Sub- subcontractors (in connection with the Work) or any subcontractor or sub-subcontractor (in connection with the Train 3 Work, the Train 4 Work or the Train 5 Work), subject to a cap in liability of [***] U.S. Dollars (U.S. $[***]) per occurrence, with a cumulative per occurrence of [***] U.S. Dollars (U.S. $[***]) under the Train 3 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement and this Agreement. Under no circumstances shall this Section 8.2B be interpreted to relieve Contractor of its obligations with respect to Warranties, Defective Work and Corrective Work. MM-1-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement C. With respect to any physical loss or physical damage to a Train (including Equipment or Work incorporated into such Train) caused by (a) Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v); (b) any member of Owner Indemnified Parties or any other Person for whom Owner is responsible, or (c) any Third Party over whom neither Contractor nor Owner are responsible and such Third Party is beyond the reasonable control of Contractor and such loss or damage was not due to Contractor’s fault or negligence and could not have been prevented or avoided by Contractor through the exercise of due diligence, Contractor shall be entitled to a Change Order adjusting the Key Dates if and to the extent permitted under (y) Section 6.7 if caused by Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v), and (z) Section 6.8 if caused by any member of Owner Indemnified Parties or any other person for whom Owner is responsible or a Third Party pursuant to Section 8.2C(c) above. In the event that any physical loss or damage to a Train (or any Equipment or Work incorporated or to be incorporated in such Train) arises from one or more of the events set forth in 8.2A(i) through 8.2A(v), and Owner elects to rebuild such physical loss or damage, Contractor shall be entitled to a Change Order to adjust the Contract Price to the extent such event adversely affects Contractor’s costs of performance of the Work, provided that Contractor complies with the requirements in Section 6.5 and the mitigation requirements in Section 6.10. D. With the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, this Section 8.2 shall apply to any loss or damage to the Work caused by, arising out of or resulting from, any activities, events or omissions occurring in connection with this Agreement, the Train 3 Work, the Train 4 Work and the Train 5 Work. Similarly, with the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, (i) the risk of loss and damage to the Train 3 Liquefaction Facility shall be determined in accordance with Section 8.2 of the Train 3 EPC Agreement, notwithstanding that such loss or damage to the Train 3 Liquefaction Facility was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement, (ii) the risk of loss and damage to Train 4 shall be determined in accordance with Section 8.2 of the Train 4 EPC Agreement, notwithstanding that such loss or damage to Train 4 was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement, and (iii) the risk of loss and damage to Train 5 shall be determined in accordance with Section 8.2 of the Train 5 EPC Agreement, notwithstanding that such loss or damage to Train 5 was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement.” d. Article 12, Section 12.3, Clause A (Corrective Work), is hereby amended by inserting the words “, the Train 4 EPC Agreement, the Train 5 EPC Agreement” immediately following the words “the Train 3 EPC Agreement”. e. Article 17, Section 17.1, Clause E, is amended and restated in its entirety to read: “E. DAMAGE TO OR DESTRUCTION OF PROPERTY OF CONTRACTOR INDEMNIFIED PARTIES OR ANY OF ITS SUBCONTRACTORS, SUB-SUBCONTRACTORS OR ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY OF THEM (EXCLUDING THE WORK, THE FACILITY, THE TRAIN 3 LIQUEFACTION FACILITY, TRAIN 4 AND TRAIN 5), TO THE EXTENT THAT SUCH PROPERTY DAMAGE OR DESTRUCTION IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR;” MM-1-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement f. Article 17, Section 17.1, Clause F, is amended and restated in its entirety to read: “F. DAMAGE TO OR DESTRUCTION OF (A) TRAIN 1 OR TRAIN 2 (OR THE COMMON FACILITIES INCORPORATED THEREIN) AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THIS AGREEMENT, (B) TRAIN 3 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THE TRAIN 3 EPC AGREEMENT, (C) TRAIN 4 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 4 OR THE TERMINATION OF THE TRAIN 4 EPC AGREEMENT, (D) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR THE TERMINATION OF THE TRAIN 5 EPC AGREEMENT, EACH TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR (IN CONNECTION WITH THE WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR DESTRUCTION OF (I) TRAIN 1 OR TRAIN 2 (OR THE COMMON FACILITIES INCORPORATED THEREIN) AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THIS AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (II) TRAIN 3 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THE TRAIN 3 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (III) TRAIN 4 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 4 OR TERMINATION OF THE TRAIN 4 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, OR (IV) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR TERMINATION OF THE TRAIN 5 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S.$[***]) FOR SUCH DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5 (IN EACH CASE, AFTER (X) THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 1 OR TRAIN 2 OR SUBSTANTIAL COMPLETION OF TRAIN 3, TRAIN 4 OR TRAIN 5 OR (Y) TERMINATION OF THIS AGREEMENT, THE TRAIN 3 EPC AGREEMENT, THE TRAIN 4 EPC AGREEMENT OR THE TRAIN 5 EPC AGREEMENT, AS APPLICABLE), AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF;” g. Article 17, Section 17.1, Clause G, is amended and restated in its entirety to read: “G. DAMAGE TO OR DESTRUCTION OF PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING THE TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5) TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR (IN CONNECTION WITH THE WORK), ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR MM-1-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement DESTRUCTION OF SUCH PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 AND TRAIN 5) SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$ [***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S. $[***]) UNDER THE TRAIN 3 EPC AGREEMENT, THE TRAIN 4 EPC AGREEMENT, THE TRAIN 5 EPC AGREEMENT AND THIS AGREEMENT, AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAIN 3 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF;” h. Article 17, Section 17.1, Clause I, is amended and restated in its entirety to read: “I. DAMAGE TO OR DESTRUCTION OF PROPERTY OF ANY PERSON (OTHER THAN TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4, TRAIN 5, AND THE PROPERTY COVERED IN SECTION 17.1E, 17.1G AND 17.2A) TO THE EXTENT THAT SUCH INJURY IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR; OR” i. Article 17, Section 17.2, Clause A, is hereby amended by inserting the words “, TRAIN 4 OR TRAIN 5” immediately after the words “THE FACILITY”. j. A new Article 17, Section 17.9, is hereby added as follows: “17.9 Train 4 and Train 5. A. Train 4. References in this Agreement to Train 4, the Train 4 Work and the Train 4 EPC Agreement are included in this Agreement solely on the assumption that the Train 4 EPC Agreement is executed and the Builder’s Risk policy that provides coverage for Trains 1, 2 and 3 is extended to provide coverage for Train 4. If the Train 4 EPC Agreement is not so executed, then any references to Train 4, the Train 4 Work and the Train 4 EPC Agreement shall be treated as not appearing in (and being deleted from) this Agreement and Train 4 shall be treated property of Owner Indemnified Parties under Section 17.1G and 17.2A. B. Train 5. References in this Agreement to Train 5, the Train 5 Work and the Train 5 EPC Agreement are included in this Agreement solely on the assumption that the Train 5 EPC Agreement is executed and the Builder’s Risk policy that provides coverage for Trains 1, 2, 3 and 4 (if applicable) is extended to provide coverage for Train 5. If the Train 5 EPC Agreement is not so executed, then any references to Train 5, the Train 5 Work and the Train 5 EPC Agreement shall be treated as not appearing in (and being deleted from) this Agreement and Train 5 shall be treated property of Owner Indemnified Parties under Section 17.1G and 17.2A.” k. Article 20, Section 20.4, is amended and restated in its entirety to read: “20.4 Consequential Damages. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, NEITHER THE OWNER INDEMNIFIED PARTIES NOR CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAIN 3 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK) (NOR THEIR SUBCONTRACTORS OR

MM-1-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAIN 3 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK)) SHALL BE LIABLE UNDER THIS AGREEMENT, UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CAUSE OF ACTION RELATED TO DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, INDEMNITY, CONTRIBUTION, OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL LOSSES OR DAMAGES, OR FOR THE FOLLOWING SPECIFIC HEADS OF LOSS WHETHER SUCH LOSS IS DIRECT, INDIRECT OR CONSEQUENTIAL: LOSS OF PROFITS, LOSS OF USE, LOSS OF OPPORTUNITY, LOSS OF REVENUES, LOSS OF FINANCING, LOSS OF BONDING CAPACITY, COSTS OF CAPITAL OR OF OBTAINING OR MAINTAINING FINANCING, LOSS OF GOODWILL, LOSS OF PRODUCTION, LOSS OF PRODUCTIVITY, BUSINESS INTERRUPTION, CLAIMS BY OWNER’S CUSTOMERS FOR ECONOMIC LOSS OR BUSINESS INTERRUPTION, OR DAMAGES OR LOSSES FOR PRINCIPAL OFFICE EXPENSES INCLUDING COMPENSATION OF PERSONNEL STATIONED THERE, COST OF OBTAINING AND MAINTAINING FINANCE (ALL THE ABOVE TYPES OF DAMAGE BEING “CONSEQUENTIAL DAMAGES”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’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT FOR DAMAGES CLAIMED BY ANY THIRD PARTY UNDER SECTIONS 17.1E, 17.1H, 17.1I, 17.1J AND 17.5; AND (IV) SHALL NOT APPLY WHERE CONSEQUENTIAL DAMAGES ARE EXPRESSLY PERMITTED UNDER SECTION 20.3A. FOR THE PURPOSES OF SECTION 20.1 AND THIS SECTION 20.4, THE TERM “THIRD PARTY” MEANS ANY PERSON OTHER THAN OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES EXCEPT FOR EMPLOYEES, OFFICERS AND DIRECTORS OF OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES.” 3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law). 4. Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Electronic signatures shall be deemed as effective as original signatures. MM-1-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 5. No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date. 6. Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision. IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date. Contractor: BECHTEL ENERGY INC. Owner: RIO GRANDE LNG, LLC By: By: Printed Name: [***] Printed Name: [***] Title: [***] Title: [***] MM-2-1 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement SCHEDULE MM-2 DRAFT AMENDMENT TO THE TRAIN 3 EPC AGREEMENT MM-2-2 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement FIFTH AMENDMENT TO THE AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 3 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY This Fifth Amendment to the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility (this “Amendment”) is made and executed as of the XXth day of XX, 2025 (the “Amendment Effective Date”), by and between Rio Grande LNG, LLC, a limited liability company organized under the laws of Texas (“Owner”), and Bechtel Energy Inc., a corporation organized under the laws of Delaware (“Contractor”), each sometimes referred to individually herein as a “Party” and collectively as the “Parties.” RECITALS Whereas, Owner and Contractor entered into that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility dated September 15, 2022, as amended on December 22, 2022, March 15, 2023, May 18, 2023 and January 15, 2024 (the “Agreement”). Whereas, Owner and Contractor wish to amend certain provisions of the Agreement on the terms set forth herein. AMENDMENT Now, Therefore, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 7. Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Agreement. 8. Amendments: l. Article 1, Section 1.1 (Definitions), is hereby amended by inserting the following definitions are inserted in alphabetical order: “Train 4” means the work to be designed, procured, constructed, pre-commissioned, commissioned, started up and tested as further described in the Train 4 EPC Agreement. “Train 4 Work” means the work required to be performed pursuant to the Train 4 EPC Agreement. “Train 4 EPC Agreement” means if such agreement is executed, the engineering, procurement and construction agreement between Rio Grande LNG Train 4, LLC and Contractor for the engineering, procurement, construction, commissioning, start-up and testing of Train 4. “Train 5” means the work to be designed, procured, constructed, pre-commissioned, commissioned, started up and tested as further described in the Train 5 EPC Agreement. “Train 5 Work” means the work required to be performed pursuant to the Train 5 EPC Agreement.

MM-2-3 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement “Train 5 EPC Agreement” means, if such agreement is executed, the engineering, procurement and construction agreement between Rio Grande LNG Train 5, LLC and Contractor for the engineering, procurement, construction, commissioning, start-up and testing of Train 5. “Trains 1 and 2 Work” means the work required to be performed pursuant to the Trains 1 and 2 EPC Agreement. m. Article 3, Section 3.17 (Hazardous Materials), is amended and restated in its entirety to read: “3.17 Hazardous Materials. Contractor shall not, nor shall it permit or allow any Subcontractor or Sub-subcontractor to, bring any Hazardous Materials on the Site and shall bear all responsibility and liability for such materials; provided, however, that Contractor may bring onto the Site such Hazardous Materials as are necessary to perform the Work so long as the same is done in compliance with Applicable Law, Applicable Codes and Standards, and the requirements specified in Attachment J, and Contractor shall remain responsible and liable for all such Hazardous Materials. If Contractor or any Subcontractor or Sub-subcontractor encounters Pre-Existing Hazardous Materials at the Site, Contractor and its Subcontractors and Sub-subcontractors shall immediately stop Work in the affected area and notify Owner. Contractor and its Subcontractors and Sub- subcontractors shall not be required to resume Work in connection with such Pre-Existing Hazardous Materials or in any area affected thereby until Owner has: (i) obtained any required permits or other approvals related thereto; and (ii) delivered to Contractor a written notice (x) specifying that any affected area is or has been rendered suitable for the resumption of Work in compliance with Applicable Law or (y) specifying any special conditions under which such Work may be resumed in compliance with Applicable Law. To the extent that any such suspension adversely affects Contractor’s or its Subcontractors’ or Sub-subcontractors’ cost or time for performance of the Work in accordance with the requirements of this Agreement, Contractor shall be entitled to an appropriate Change Order pursuant to Section 6.2A.8. If under such circumstances Contractor or any of its Subcontractors or Sub- subcontractors fail to stop Work and notify Owner, Contractor shall be responsible and liable to Owner in accordance with Section 17.1B for all damages, costs, losses and expenses to the extent relating to such failure, subject to an aggregate cap of [***] U.S. Dollars (U.S.$ [***]) and Owner hereby releases Contractor Indemnified Parties (in connection with the Work, the Trains 1 and 2 Work, the Train 4 Work and the Train 5 Work), its Subcontractors or Sub-subcontractors (in connection with the Work) and any subcontractors and sub- subcontractors of Contractor (in connection with the Trains 1 and 2 Work, the Train 4 Work and the Train 5 Work) from any such liability in excess thereof. For the avoidance of doubt, any such liability of Contractor under this Agreement, the Trains 1 and 2 EPC Agreement, the Train 4 EPC Agreement and the Train 5 EPC Agreement shall not exceed [***] U.S. Dollars (U.S.$ [***]) in the total cumulative aggregate under the Trains 1 and 2 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement and this Agreement and Owner’s release above shall similarly apply to such cumulative aggregate.” n. Article 8, Section 8.2 (Risk of Loss), is amended and restated in its entirety to read: MM-2-4 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement “8.2 Risk of Loss. A. Risk of Loss Prior to Substantial Completion. Contractor shall bear the risk of physical loss and damage to the Train 3 Liquefaction Facility and all Equipment and Work incorporated or to be incorporated into such Train until the earlier of Substantial Completion of such Train or termination of this Agreement, regardless of fault and regardless whether such loss and damage occurs as a result of the Work, the Trains 1 and 2 Work, the Train 4 Work or the Train 5 Work; provided that Owner shall at all times bear the risk of physical loss and damage, and Owner shall release Contractor Indemnified Parties (in connection with the Work, the Trains 1 and 2 Work, the Train 4 Work and the Train 5 Work), any Subcontractors, any Sub-subcontractors (in connection with the Work), and any subcontractors and sub-subcontractors (in connection with the Trains 1 and 2 Work, the Train 4 Work and the Train 5 Work) from liability for such physical loss and damage, each to the extent (i) arising from war (whether declared or undeclared), civil war, act of terrorism, sabotage, blockade, insurrection; or (ii) arising from ionizing radiation, or contamination by radioactivity from nuclear fuel, or from any nuclear waste from the combustion of nuclear fuel properties of any explosive nuclear assembly or nuclear component thereof; (iii) arising from a cyber event or communicable disease that is excluded from coverage pursuant to Contractor’s Builder’s Risk or Marine Cargo policies; (iv) arising from a significant atmospheric disturbance marked by high winds, with or without precipitation, including such events as hurricane, typhoon, monsoon, cyclone, rainstorm, tempest, hailstorm, tornado, or any combination of the foregoing events, including any resulting flood, tidal or wave action (collectively, “Windstorms”) and water damage to the extent that such Windstorms and water damage result in loss or damage in excess of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) in the cumulative aggregate with respect to the Work, the Train 3 Liquefaction Facility, the Trains 1 and 2 Liquefaction Facility, Train 4 and Train 5 (the full amount of [***] U.S. Dollars (U.S.$[***]) (or such greater amount obtained in the Builder’s Risk policy) may be satisfied under either the Trains 1 and 2 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement or this Agreement or a combination thereof) or (v) such physical loss or damage to the Train 3 Liquefaction Facility, Train 1, Train 2, Train 4 and Train 5 in the cumulative aggregate exceeds the sum insured obtained in the Builder’s Risk policy for such physical loss or damage (the sum of insurance obtained may be reached under either the Trains 1 and 2 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement or this Agreement or combination thereof), and such Owner responsibility for risk of loss and such release is regardless of fault and regardless whether such loss or damage occurs as a result of the Work, the Trains 1 and 2 Work, the Train 4 Work or the Train 5 Work. B. Transfer of Risk of Loss After Substantial Completion. Upon the earlier termination of this Agreement or after Substantial Completion as described in Attachment A, Owner shall bear the risk of physical loss and damage to Train 3 (including all Equipment and Work incorporated into such Train), and any other portion of the Work or the Train 3 Liquefaction Facility transferred to Owner prior to Substantial Completion in accordance with Section 11.8. In accordance with Section 17.1F, Contractor shall be liable to Owner for physical loss and damage to any portion of Train 3 after such Train achieves Substantial Completion to the extent such physical loss and damage arises out of or results from or is related to the negligence or fault of any Contractor Indemnified Party (in connection with the Work, the Trains 1 and 2 Work, the Train 4 Work or the Train 5 Work), any Subcontractors or Sub-subcontractors (in connection with the Work) or any subcontractor or sub-subcontractor (in connection with the Trains 1 and 2 Work, the Train MM-2-5 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 4 Work or the Train 5 Work), subject to a cap in liability of [***] U.S. Dollars (U.S. $[***]) per occurrence, with a cumulative per occurrence of [***] U.S. Dollars (U.S. $[***]) under the Trains 1 and 2 EPC Agreement, the Train 4 EPC Agreement, the Train 5 EPC Agreement and this Agreement. Under no circumstances shall this Section 8.2B be interpreted to relieve Contractor of its obligations with respect to Warranties, Defective Work and Corrective Work. C. With respect to any physical loss or physical damage to Train 3 (including Equipment or Work incorporated into Train 3) caused by (a) Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v); (b) any member of Owner Indemnified Parties or any other Person for whom Owner is responsible, or (c) any Third Party over whom neither Contractor nor Owner are responsible and such Third Party is beyond the reasonable control of Contractor and such loss or damage was not due to Contractor’s fault or negligence and could not have been prevented or avoided by Contractor through the exercise of due diligence, Contractor shall be entitled to a Change Order adjusting the Key Dates if and to the extent permitted under (y) Section 6.7 if caused by Force Majeure or any of the events listed in Section 8.2A(i) through 8.2A(v), and (z) Section 6.8 if caused by any member of Owner Indemnified Parties or any other person for whom Owner is responsible or a Third Party pursuant to Section 8.2C(c) above. In the event that any physical loss or damage to Train 3 (or any Equipment or Work incorporated or to be incorporated in Train 3) arises from one or more of the events set forth in 8.2A(i) through 8.2A(v), and Owner elects to rebuild such physical loss or damage, Contractor shall be entitled to a Change Order to adjust the Contract Price to the extent such event adversely affects Contractor’s costs of performance of the Work, provided that Contractor complies with the requirements in Section 6.5 and the mitigation requirements in Section 6.10. D. With the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, this Section 8.2 shall apply to any loss or damage to the Work caused by, arising out of or resulting from, any activities, events or omissions occurring in connection with this Agreement, the Trains 1 and 2 Work, the Train 4 Work and the Train 5 Work. Similarly, with the exception of the cumulative caps on liability, indemnities and releases of liability, for the avoidance of doubt, (i) the risk of loss and damage to Train 1 or Train 2 shall be determined in accordance with Section 8.2 of the Trains 1 and 2 EPC Agreement, notwithstanding that such loss or damage to the Trains 1 and 2 Liquefaction Facility was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement, (ii) the risk of loss and damage to Train 4 shall be determined in accordance with Section 8.2 of the Train 4 EPC Agreement, notwithstanding that such loss or damage to Train 4 was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement, and (iii) the risk of loss and damage to Train 5 shall be determined in accordance with Section 8.2 of the Train 5 EPC Agreement, notwithstanding that such loss or damage to Train 5 was caused by, arose out of or resulted from activities or events occurring during the performance of this Agreement.” o. Article 12, Section 12.3, Clause A (Corrective Work), is hereby amended by inserting the words “, the Train 4 EPC Agreement, the Train 5 EPC Agreement” immediately following the words “the Trains 1 and 2 EPC Agreement”. p. Article 17, Section 17.1, Clause E, is amended and restated in its entirety to read: MM-2-6 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement “E. DAMAGE TO OR DESTRUCTION OF PROPERTY OF CONTRACTOR INDEMNIFIED PARTIES OR ANY OF ITS SUBCONTRACTORS, SUB-SUBCONTRACTORS OR ANY EMPLOYEE, OFFICER OR DIRECTOR OF ANY OF THEM (EXCLUDING THE WORK, THE TRAIN 3 LIQUEFACTION FACILITY, TRAIN 1, TRAIN 2, TRAIN 4 AND TRAIN 5), TO THE EXTENT THAT SUCH PROPERTY DAMAGE OR DESTRUCTION IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR;” q. Article 17, Section 17.1, Clause F, is amended and restated in its entirety to read: “F. DAMAGE TO OR DESTRUCTION OF (A) TRAIN 1 OR TRAIN 2 (OR THE COMMON FACILITIES INCORPORATED THEREIN) AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THE TRAINS 1 AND 2 EPC AGREEMENT, (B) TRAIN 3 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THIS AGREEMENT, (C) TRAIN 4 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 4 OR THE TERMINATION OF THE TRAIN 4 EPC AGREEMENT, (D) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR THE TERMINATION OF THE TRAIN 5 EPC AGREEMENT, EACH TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR (IN CONNECTION WITH THE WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR DESTRUCTION OF (I) TRAIN 1 OR TRAIN 2 (OR THE COMMON FACILITIES INCORPORATED THEREIN) AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF EACH SUCH TRAIN OR TERMINATION OF THE TRAINS 1 AND 2 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (II) TRAIN 3 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR TERMINATION OF THIS AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, (III) TRAIN 4 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 4 OR TERMINATION OF THE TRAIN 4 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, OR (IV) TRAIN 5 AFTER THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 5 OR TERMINATION OF THE TRAIN 5 EPC AGREEMENT SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S.$[***]) FOR SUCH DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5 (IN EACH CASE, AFTER (X) THE EARLIER OF SUBSTANTIAL COMPLETION OF TRAIN 3 OR SUBSTANTIAL COMPLETION OF TRAIN 1, TRAIN 2, TRAIN 4 OR TRAIN 5 OR (Y) TERMINATION OF THIS AGREEMENT, THE TRAINS 1 AND 2 EPC AGREEMENT, THE TRAIN 4 EPC AGREEMENT OR THE TRAIN 5 EPC AGREEMENT, AS APPLICABLE), AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF;” r. Article 17, Section 17.1, Clause G, is amended and restated in its entirety to read:

MM-2-7 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement “G. DAMAGE TO OR DESTRUCTION OF PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5) TO THE EXTENT ARISING OUT OF OR RESULTING FROM THE NEGLIGENCE OF ANY MEMBER OF THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR (IN CONNECTION WITH THE WORK), ANY SUBCONTRACTOR OR SUB- SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY THEM, PROVIDED THAT CONTRACTOR’S LIABILITY HEREUNDER FOR DAMAGE TO OR DESTRUCTION OF SUCH PROPERTY OF OWNER INDEMNIFIED PARTIES (EXCLUDING TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 AND TRAIN 5) SHALL NOT EXCEED [***] U.S. DOLLARS (U.S.$[***]) PER OCCURRENCE, WITH A CUMULATIVE PER OCCURRENCE OF [***] U.S. DOLLARS (U.S. $[***]) UNDER THE TRAINS 1 AND 2 EPC AGREEMENT, THE TRAIN 4 EPC AGREEMENT, THE TRAIN 5 EPC AGREEMENT AND THIS AGREEMENT, AND OWNER HEREBY RELEASES CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK), SUBCONTRACTORS AND SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK) FROM ANY SUCH LIABILITY IN EXCESS THEREOF;” s. Article 17, Section 17.1, Clause I, is amended and restated in its entirety to read: “I. DAMAGE TO OR DESTRUCTION OF PROPERTY OF ANY PERSON (OTHER THAN TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4, TRAIN 5, AND THE PROPERTY COVERED IN SECTION 17.1E, 17.1G AND 17.2A) TO THE EXTENT THAT SUCH INJURY IS CAUSED BY THE NEGLIGENCE OF ANY CONTRACTOR INDEMNIFIED PARTY OR ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR; OR” t. Article 17, Section 17.2, Clause A, is hereby amended by deleting the parenthetical reading “(OTHER THAN THE WORK, CONSTRUCTION EQUIPMENT, OR TRAIN 3, TRAIN 1 AND TRAIN 2)” and replacing it with the following “(OTHER THAN THE WORK, CONSTRUCTION EQUIPMENT, TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5)”. u. A new Article 17, Section 17.9, is hereby added as follows: “17.9 Train 4 and Train 5. A. Train 4. References in this Agreement to Train 4, the Train 4 Work and the Train 4 EPC Agreement are included in this Agreement solely on the assumption that the Train 4 EPC Agreement is executed and the Builder’s Risk policy that provides coverage for Trains 1, 2 and 3 is extended to provide coverage for Train 4. If the Train 4 EPC Agreement is not so executed, then any references to Train 4, the Train 4 Work and the Train 4 EPC Agreement shall be treated as not appearing in (and being deleted from) this Agreement and Train 4 shall be treated property of Owner Indemnified Parties under Section 17.1G and 17.2A. B. Train 5. References in this Agreement to Train 5, the Train 5 Work and the Train 5 EPC Agreement are included in this Agreement solely on the assumption that the Train 5 EPC Agreement is executed and the Builder’s Risk policy that provides coverage for Trains 1, 2, 3 and 4 (if applicable) is extended to provide coverage for Train MM-2-8 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement 5. If the Train 5 EPC Agreement is not so executed, then any references to Train 5, the Train 5 Work and the Train 5 EPC Agreement shall be treated as not appearing in (and being deleted from) this Agreement and Train 5 shall be treated property of Owner Indemnified Parties under Section 17.1G and 17.2A.” v. Article 20, Section 20.4, is amended and restated in its entirety to read: “20.4 Consequential Damages. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, NEITHER THE OWNER INDEMNIFIED PARTIES NOR CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK) (NOR THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK)) SHALL BE LIABLE UNDER THIS AGREEMENT, UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CAUSE OF ACTION RELATED TO DAMAGE OR DESTRUCTION OF TRAIN 1, TRAIN 2, TRAIN 3, TRAIN 4 OR TRAIN 5, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY, INDEMNITY, CONTRIBUTION, OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL LOSSES OR DAMAGES, OR FOR THE FOLLOWING SPECIFIC HEADS OF LOSS WHETHER SUCH LOSS IS DIRECT, INDIRECT OR CONSEQUENTIAL: LOSS OF PROFITS, LOSS OF USE, LOSS OF OPPORTUNITY, LOSS OF REVENUES, LOSS OF FINANCING, LOSS OF BONDING CAPACITY, COSTS OF CAPITAL OR OF OBTAINING OR MAINTAINING FINANCING, LOSS OF GOODWILL, LOSS OF PRODUCTION, LOSS OF PRODUCTIVITY, BUSINESS INTERRUPTION, CLAIMS BY OWNER’S CUSTOMERS FOR ECONOMIC LOSS OR BUSINESS INTERRUPTION, OR DAMAGES OR LOSSES FOR PRINCIPAL OFFICE EXPENSES INCLUDING COMPENSATION OF PERSONNEL STATIONED THERE, COST OF OBTAINING AND MAINTAINING FINANCE (ALL THE ABOVE TYPES OF DAMAGE BEING “CONSEQUENTIAL DAMAGES”), AND OWNER INDEMNIFIED PARTIES SHALL RELEASE THE CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK) AND THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK OR THE TRAIN 5 WORK), AND CONTRACTOR INDEMNIFIED PARTIES (IN CONNECTION WITH THE WORK, THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK) AND THEIR SUBCONTRACTORS OR SUB-SUBCONTRACTORS (IN CONNECTION WITH THE WORK) AND ANY SUBCONTRACTOR OR SUB-SUBCONTRACTOR OF CONTRACTOR (IN CONNECTION WITH THE TRAINS 1 AND 2 WORK, THE TRAIN 4 WORK AND THE TRAIN 5 WORK) SHALL RELEASE OWNER INDEMNIFIED PARTIES, FROM AND AGAINST ANY LIABILITY FOR SUCH CONSEQUENTIAL DAMAGES; PROVIDED THAT THE EXCLUSION OF LIABILITY SET FORTH IN THIS SECTION 20.4 (I) IS NOT INTENDED TO PREVENT CONTRACTOR FROM RECEIVING PROFIT TO THE EXTENT THAT CONTRACTOR IS ENTITLED TO RECEIVE SUCH PROFIT UNDER THE PROVISIONS OF THIS AGREEMENT; (II) SHALL NOT APPLY TO LIQUIDATED DAMAGES; (III) SHALL NOT APPLY TO CONTRACTOR’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT FOR DAMAGES CLAIMED BY ANY THIRD PARTY UNDER SECTIONS 17.1E, 17.1H, 17.1I, 17.1J AND 17.5; AND (IV) SHALL NOT APPLY WHERE CONSEQUENTIAL DAMAGES ARE EXPRESSLY PERMITTED UNDER SECTION 20.3A. FOR THE PURPOSES OF SECTION 20.1 AND THIS SECTION 20.4, THE TERM “THIRD PARTY” MEANS ANY PERSON OTHER THAN OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES MM-2-9 RGLNG T4 – Bechtel – Train 4 Amended and Restated EPC Agreement EXCEPT FOR EMPLOYEES, OFFICERS AND DIRECTORS OF OWNER INDEMNIFIED PARTIES AND CONTRACTOR INDEMNIFIED PARTIES.” 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law). 10. Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Electronic signatures shall be deemed as effective as original signatures. 11. No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date. 12. Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision. IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date. Contractor: BECHTEL ENERGY INC. Owner: RIO GRANDE LNG, LLC By: By: Printed Name: [***] Printed Name: [***] Title: [***] Title: [***]